As filed with the Securities and Exchange Commission on July 21, 2004

Registration No.

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[  ] Pre-Effective Amendment No. ___

[  ] Post-Effective Amendment No. ____

(Check appropriate Box or Boxes)

Goldman Sachs Trust

(Exact Name of Registrant as Specified in Charter)

312-655-4400
(Area Code and Telephone Number)

4900 Sears Tower
Chicago, Illinois 60606-6303
(Address of Principal Executive Offices)

Howard B. Surloff, Esq.
Goldman, Sachs & Co.
One New York Plaza, 37th Floor
New York, New York 10004
(Name and address of Agent for Service)

Copies to:

Kenneth L. Greenberg, Esq.
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered: Shares of Beneficial Interest, $.001 par value

It is proposed that this filing will become effective on August 20, 2004 pursuant to Rule 488.

An indefinite amount of the Registrant’s securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

GOLDMAN SACHS TRUST
FORM N-14
CROSS REFERENCE SHEET

Item No.		Heading
Part A

1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page of Registration Statement; Cross-Reference Sheet; Front Cover Page of Proxy Statement/Prospectus

2.	Beginning and Outside Back Cover Page of Prospectus	Table of Contents

3.	Fee Table, Synopsis Information and Risk Factors	Summary; Board Consideration of the Reorganization; The Reorganization; Federal Income Tax Consequences of the Reorganization; Comparative Fees and Expenses; Overview of the Golden Oak Portfolios and Goldman Funds; Voting Information; Principal Risk Factors; Risks of Investing in the Golden Oak Portfolios and Goldman Funds

4.	Information About the Transaction	Information about Reorganization; Reasons for the Reorganization; Board Considerations; The Reorganization Agreement; Description of Securities to be Issued; Federal Income Tax Issues; Capitalization

5.	Information About the Registrant	Summary; Comparative Fees and Expenses; Overview of the Golden Oak Portfolios and Goldman Funds; Principal Risk Factors; Comparison of Golden Oak Portfolios and Goldman Funds; Investment Objectives and Principal Strategies; Other Investment Practices and Investment Securities of the Golden Oak Portfolios and the Goldman Funds; Investment Restrictions; Comparison of Golden Oak’s and Goldman Trust’s Charter Documents; Investment Advisers and Advisory Fee Information; Other Service Providers; Administration and Sub-Administration Arrangements; Shareholder Transactions and Services of the Golden Oak Portfolios and the Goldman Funds; Dividends and Other Distributions; Additional Information About the Golden Oak Portfolios and the Goldman Funds; Management’s Discussion of Fund Performance; Financial Highlights; Materials Incorporated by Reference

6.	Information About the Company Being Acquired	Summary; Comparative Fees and Expenses; Overview of the Golden Oak Portfolios and Goldman Funds; Principal Risk Factors; Comparison of Golden Oak Portfolios and Goldman Funds; Investment Objectives and Principal Strategies; Other Investment Practices and Investment Securities of the Golden

Item No.		Heading
Oak Portfolios and the Goldman Funds; Investment Restrictions; Comparison of Golden Oak’s and Goldman Trust’s Charter Documents; Investment Advisers and Advisory Fee Information; Other Service Providers; Administration and Sub-Administration Arrangements; Shareholder Transactions and Services of the Golden Oak Portfolios and the Goldman Funds; Dividends and Other Distributions; Additional Information About the Golden Oak Portfolios and the Goldman Funds; Management’s Discussion of Fund Performance; Financial Highlights; Materials Incorporated by Reference

7.	Voting Information	Voting Information

8.	Interest of Certain Persons and Experts	Not Applicable

9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

Part B

10.	Cover Page	Cover Page

11.	Table of Contents	Not Applicable

12.	Additional Information About the Registrant	Incorporation of Documents by Reference into Statement of Additional Information

13.	Additional Information About the Company Being Acquired	Incorporation of Documents by Reference into the Statement of Additional Information

14.	Financial Statements	Pro Forma Financial Information

Part C

Items 15-17. Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

Golden Oak® Family of Funds

Golden Oak® Growth Portfolio
Golden Oak® Value Portfolio
Golden Oak® Small Cap Value Portfolio
Golden Oak® International Equity Portfolio
Golden Oak® Intermediate-Term Income Portfolio
Golden Oak® Prime Obligation Money Market Portfolio

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7010

                   , 2004

Dear Shareholder:

     On behalf of the Board of Trustees of the Golden Oak Family of Funds (“Golden Oak”), we are pleased to invite you to a special meeting of shareholders of the Golden Oak Portfolios named above (each a “Golden Oak Portfolio”) to be held at 10:00 a.m. (Eastern time) on September 29, 2004 at the offices of [insert place of meeting] (the “Special Meeting”). At the Special Meeting, you will be asked to approve a proposed Agreement and Plan of Reorganization, dated as of August       , 2004 (the “Reorganization Agreement”), by and between Golden Oak and the Goldman Sachs Trust (“Goldman Trust”), which contemplates the reorganization of each of the Golden Oak Portfolios listed below into a corresponding fund and share class (as listed below) of the Goldman Trust (each a “Goldman Fund”).

Golden Oak Growth Portfolio	Goldman Sachs Strategic Growth Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak Value Portfolio	Goldman Sachs Large Cap Value Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak Small Cap Value Portfolio	Goldman Sachs Small Cap Value Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak International Equity Portfolio	Goldman Sachs CORESM International Equity Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak Intermediate-Term Income Portfolio	Goldman Sachs Core Fixed Income Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak Prime Obligation Money Market Portfolio	Goldman Sachs Financial Square Prime Obligations Fund
Class A Shares	FST Administration Shares
Institutional Shares	FST Shares

     Golden Oak’s Board of Trustees unanimously recommends that you vote to approve the proposed reorganization.

     In considering these matters, you should note:

•	The Same or Similar Investment Objectives and Policies

     Each of the Golden Oak Portfolios are proposed to be reorganized into existing Goldman Funds, each of which has investment policies and objectives that are, in general, similar to those of its corresponding Golden Oak Portfolio.

•	Same Aggregate Value of Shares

     The Goldman Fund shares you receive in the reorganization will have the same total dollar value as the total dollar value of the Golden Oak Portfolio shares that you held immediately prior to the reorganization. The exchange of Golden Oak Portfolio shares for Goldman Fund shares will be tax-free under federal income tax laws, and no front-end or contingent deferred sales loads will be charged as a result of the exchange.

•	Reasons for the Reorganization

     As of May 31, 2004, the Golden Oak Portfolios had total assets of $449 million and no single Golden Oak Portfolio had assets in excess of $135 million. Managing mutual funds in an efficient and profitable manner requires significant assets per portfolio and in the aggregate. It has become increasingly difficult for a relatively small mutual fund operation such as Golden Oak to compete. CB Capital Management, Inc., the investment adviser of the Golden Oak Portfolios, (“CBCM”) has been concerned about the long-term viability of the Golden Oak Portfolios due to their relatively low asset size and the decline in net assets of the Golden Oak Portfolios in recent years. Moreover, the infrastructure and oversight (and associated costs and contingent liability) needed to comply with new regulations recently promulgated by the Securities and Exchange Commission have placed significantly greater regulatory and economic burdens on CBCM and the Golden Oak Portfolios. After exploring various options, CBCM decided to recommend to the Golden Oak Board of Trustees that they approve the reorganization of the Golden Oak Portfolios into corresponding portfolios of the Goldman Trust.

     CBCM recommended that the Golden Oak Board of Trustees approve the proposed reorganization because the proposed reorganization is expected to offer Golden Oak Portfolio shareholders, among other things:

(1) The opportunity to become part of a larger and more diverse family of mutual funds representing many asset classes. Golden Oak Portfolio shareholders will be able to exchange their shares among most or all of those funds;

(2) The opportunity to invest in a family of funds managed by an investment adviser that has extensive investment management resources and research capabilities;

(3) The opportunity to invest in larger funds which can potentially use their increased asset size to achieve greater portfolio diversification and spread relatively fixed costs, such as legal fees, over a larger asset base; and

(4) The opportunity to invest in a family of funds that, generally, has demonstrated the ability to attract new investors over time.

The Golden Oak Trustees also considered the future prospects of the Golden Oak Portfolios if the reorganization was not effected and Golden Oak’s continuing viability as a separate mutual fund complex.

     To see how the reorganization will affect your Golden Oak Portfolio, please carefully review the enclosed materials where you will find information on the expenses, investment policies and services relating to the corresponding Goldman Funds.

* * * * *

     At the same time that these six Golden Oak Portfolios are being reorganized into corresponding portfolios of the Goldman Trust, it is expected that the Golden Oak® Michigan Tax Free Bond Portfolio Fund (subject to shareholder approval) will be reorganized into the Federated Michigan Intermediate Municipal Trust. Shareholders of the Golden Oak Michigan Tax Free Bond Portfolio will be asked to consider similar proposals as described in a separate proxy statement/prospectus.

     The formal Notice of Special Meeting, a Combined Proxy Statement/Prospectus, a Proxy Ballot and certain Goldman Fund prospectuses are enclosed. If you own shares in more than one of the Golden Oak Portfolios named above, more than one Proxy Ballot accompanies these materials. Please be sure to vote and return each Proxy Ballot.

     Whether or not you plan to attend the Special Meeting, you may vote by proxy in any of the following ways:

1.	Internet - Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the proxy card.

2.	Telephone - Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free telephone number and required control number are printed on your enclosed proxy card. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the proxy card.

3.	By mail - If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

     Please return your proxy card(s) or follow the instructions in the enclosed materials to vote on-line or by telephone so that your vote will be counted.

     Your vote is important to us regardless of the number of shares that you own. Please vote by returning your proxy ballot(s) today in the enclosed postage-paid envelope. You also may vote your proxy by a toll-free phone call or by voting on-line, as indicated in the enclosed materials.

     The proposed reorganization and the reasons for the Golden Oak Board of Trustees’ unanimous recommendation are discussed in detail in the enclosed materials, which you should read carefully. If you have any questions about the reorganization, please do not hesitate to contact Golden Oak toll free at 1-800-545-6331.

     We look forward to your attendance at the Special Meeting or receiving your proxy card(s) or your on-line or telephone instructions so that your shares may be voted at the Special Meeting.

Sincerely,

Charles L. Davis, Jr.
President

GOLDEN OAK® FAMILY OF FUNDS
GOLDMAN SACHS TRUST
                   , 2004

Questions & Answers

For Shareholders of The Golden Oak Portfolios:

     The following questions and answers provide an overview of the proposals to reorganize your portfolio of The Golden Oak Family of Funds (“Golden Oak”) into a corresponding portfolio offered by the Goldman Sachs Trust (the “Goldman Trust”). We also encourage you to read the full text of the combined proxy statement/prospectus (the “Proxy/Prospectus”) that follows.

Q: What are Golden Oak shareholders being asked to vote upon?

A: Golden Oak shareholders are being asked in the attached combined proxy statement/prospectus to consider and approve a proposal to reorganize each of the portfolios offered by Golden Oak (except the Golden Oak® Michigan Tax Free Bond Portfolio) (each, a “Golden Oak Portfolio”) into a corresponding portfolio offered by the Goldman Trust (each, a “Goldman Fund”).

Q. Why has the reorganization of the Golden Oak Portfolios into corresponding Goldman Funds been recommended?

A: The Board of Trustees of Golden Oak and the Board of Trustees of the Goldman Trust have each determined that the reorganization of each of the Golden Oak Portfolios into a corresponding Goldman Fund is in the best interests of the shareholders of each such fund. In approving the reorganization, the Golden Oak Board of Trustees considered the continued viability of Golden Oak due to its relatively small asset size and lack of growth and prospects for growth, and the expected increase in compliance costs as a result of recent regulatory initiatives. The Golden Oak Board of Trustees also considered the advice and recommendations of CB Capital Management, Inc. (“CBCM”), Golden Oak’s investment adviser, that the reorganization with portfolios of the Goldman Trust would provide Golden Oak shareholders with the following benefits: access to a broader array of mutual funds, the potential for individual Goldman Funds to achieve greater portfolio diversification and spread relatively fixed costs, such as legal fees, over a larger asset base; the demonstrated ability of the Goldman Trust, generally, to attract new investors over time; extensive investment management resources and research capabilities of Goldman Sachs Asset Management, L.P. and its affiliates; and projected comparable or lower expense ratios of the corresponding Goldman Funds. The Trustees also considered the future prospects of the Golden Oak Portfolios if the reorganization was not effected.

Q: What is the anticipated timing of the reorganization?

A: The meeting of shareholders to consider the proposal is scheduled to occur on September 29, 2004. If all necessary approvals are obtained, the proposed reorganization will likely take place on September 30, 2004.

Q: Who will receive the Proxy/Prospectus material?

A: The Proxy/Prospectus has been mailed to all persons and entities that held shares of record in a Golden Oak Portfolio on                    , 2004. Please note that in some cases record ownership of and/or voting authority over Golden Oak Portfolio shares may reside with a fiduciary or other agent. In these cases, the fiduciary or other agent may receive the combined Proxy/Prospectus.

Q: How are the Golden Oak Portfolios proposed to be reorganized?

A: As you may know, Golden Oak consists of seven separate mutual funds, six of which would be affected by the proposed reorganization. The proposed agreement and plan of reorganization for these Golden Oak Portfolios, approved by the Golden Oak Board of Trustees, contemplates the reorganization of these Golden Oak Portfolios into six existing Goldman Funds having similar investment objectives and policies. Under the proposed agreement and plan of reorganization, each Golden Oak Portfolio will be reorganized into the Goldman Fund listed directly opposite such Golden Oak Portfolio in the table below:

Golden Oak® Growth Portfolio	Goldman Sachs Strategic Growth Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak® Value Portfolio	Goldman Sachs Large Cap Value Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak® Small Cap Value Portfolio	Goldman Sachs Small Cap Value Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak® International Equity Portfolio	Goldman Sachs CORESM International Equity Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak® Intermediate-Term Income Portfolio	Goldman Sachs Core Fixed Income Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak® Prime Obligation Money Market Portfolio	Goldman Sachs Financial Square Prime Obligations Fund
Class A Shares	FST Administration Shares
Institutional Shares	FST Shares

     At the same time that the above Golden Oak Portfolios are being reorganized into the Goldman Funds, it is expected that the Golden Oak® Michigan Tax Free Bond Portfolio will be reorganized into the Federated Michigan Intermediate Municipal Trust. The reorganization of the above listed Golden Oak Portfolios into corresponding Goldman Funds will be completed whether or not the Golden Oak Michigan Tax Free Bond Portfolio reorganization is completed.

Q: Which class of shares of the Goldman Funds will I receive in the reorganization?

A: In general, Golden Oak shareholders will receive the Goldman Fund share class comparable to their Golden Oak Portfolio share class. For example, holders of Golden Oak Institutional Shares will receive Goldman Fund Institutional Shares, except that holders of Institutional Shares of the Golden Oak Prime Obligation Money Market Portfolio will receive FST Shares of the Goldman Sachs Financial Square Prime Obligations Fund. Holders of Golden Oak Class A Shares will receive Goldman Fund Class A Shares, except that holders of Class A Shares of the Golden Oak Prime Obligation Money Market Portfolio will receive FST Administration Shares of the Goldman Sachs Financial Square Prime Obligations Fund.

     Golden Oak Portfolio shareholders who do not wish to have their Golden Oak Portfolio shares exchanged for shares of a corresponding Goldman Fund as part of the reorganization should redeem their shares prior to the consummation of the reorganization. If you redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Q: What are the costs and federal tax implications to shareholders in connection with the proposed reorganization?

A: Neither Golden Oak nor the Goldman Trust will bear any direct fees or expenses in connection with the reorganization or any explicit brokerage commissions resulting from portfolio transactions executed on behalf of the Golden Oak Portfolios in preparation for the reorganization. CBCM, the investment adviser to the Golden Oak Portfolios and Goldman Sachs Asset Management, L.P. (“GSAM®”), the investment adviser to the Goldman Funds are each liable for their respective counsel fees and legal expenses incurred in connection with the reorganization. GSAM has also entered into a separate agreement with CBCM to pay an amount equal to $700,000 (the “Expense Payment Amount”) to assist CBCM in connection with fees and expenses incurred by Golden Oak, the Golden Oak Portfolios or CBCM in connection with entering into and carrying out the transactions contemplated by the reorganization agreement, including tax services, proxy printing and solicitation costs, audit services, explicit brokerage commission expenses associated with the reorganization, account conversion expenses, penalties involving termination of service contracts, applicable foreign, federal or state stock transfer stamps and any other stamp duty taxes, and legal and regulatory contingency support. CBCM is liable for all fees and expenses of every kind and description with respect to Golden Oak and its portfolios incurred in connection with entering into and carrying out the reorganization agreement in excess of the Expense Payment Amount

     No sales charge will be imposed on the shares of the Goldman Funds issued to you in the reorganization, which means that the aggregate value of the Goldman Fund shares issued to you will be equal to the aggregate value of the Golden Oak Portfolio shares that you own immediately prior to the reorganization. In addition, the exchange of Golden Oak Portfolio shares for Goldman Fund shares will be tax-free under federal income tax laws. However, the sale of securities by a Golden Oak Portfolio prior to the reorganization, whether in the ordinary course of business or in anticipation of the reorganization, could increase the amount of the taxable capital gains distribution made prior to the reorganization. Immediately prior to the reorganization, all Golden Oak Portfolios will declare and pay a final distribution of any realized gains to shareholders.

Golden Oak® Family of Funds

Golden Oak® Growth Portfolio
Golden Oak® Value Portfolio
Golden Oak® Small Cap Value Portfolio
Golden Oak® International Equity Portfolio
Golden Oak® Intermediate-Term Income Portfolio
Golden Oak® Prime Obligation Money Market Portfolio

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On September 29, 2004

To Shareholders of The Golden Oak Portfolios:

     NOTICE IS GIVEN THAT a special meeting of the shareholders (the “Special Meeting”) of the investment portfolios named above (each, a “Golden Oak Portfolio,” and together, the “Golden Oak Portfolios”), each of which is a separate series of the Golden Oak Family of Funds (“Golden Oak”), will be held at 10:00 a.m. (Eastern time), on September 29, 2004, at the offices [insert place of meeting] for the purpose of considering and voting upon:

ITEM 1. A proposal to approve an Agreement and Plan of Reorganization by and between Golden Oak and the Goldman Sachs Trust (the “Goldman Trust”), which provides for and contemplates: (1) the transfer of all of the assets and liabilities (except those explicitly excluded as provided in the Agreement and Plan of Reorganization, if any) of each Golden Oak Portfolio to a corresponding investment portfolio of the Goldman Trust (each, a “Goldman Fund,” and collectively, the “Goldman Funds”) in exchange for shares of the designated classes of the corresponding Goldman Fund of equal value; and (2) the distribution of the shares of designated classes of the corresponding Goldman Fund of equal value to the shareholders of each Golden Oak Portfolio in liquidation of each of the Golden Oak Portfolios.

ITEM 2. Such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

     Item 1 is described in the attached Combined Proxy Statement/Prospectus. Your Trustees unanimously recommend that you vote in favor of the proposal.

     Shareholders of record as of the close of business on                    , 2004 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

     You are requested to mark, date, sign and return promptly in the enclosed envelope the accompanying proxy ballot(s) that is/are being solicited by the Golden Oak Board of Trustees. This is important to ensure a quorum at the special meeting. You also may return proxies by: 1) touch-tone voting or 2) voting on-line. Proxies may be revoked at any time before they are exercised by submitting to Golden Oak a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person.

By Order of the Board of Trustees,

John W. McGonigle
Secretary

     We need your proxy vote immediately. You may think that your vote is not important, but it is vital. By law, the Special Meeting will have to be adjourned without conducting any business if less than one-third of the shares eligible to vote are represented. In that event, Golden Oak would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing Golden Oak to hold the Special Meeting as scheduled, so please return your proxy ballot(s) immediately or vote on-line or by telephone.

COMBINED PROXY STATEMENT/PROSPECTUS
                   , 2004

GOLDEN OAK® FAMILY OF FUNDS
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7010
1-800-545-6331

GOLDMAN SACHS TRUST
4900 Sears Tower
Chicago, Illinois 60606-6303

1-800-526-7384

     This combined proxy statement/prospectus (“Proxy/Prospectus”) is being sent to shareholders of the Golden Oak® Growth Portfolio, Golden Oak® Value Portfolio, Golden Oak® Small Cap Value Portfolio, Golden Oak® International Equity Portfolio, Golden Oak® Intermediate-Term Income Portfolio and Golden Oak® Prime Obligation Money Market Portfolio (each, a “Golden Oak Portfolio,” and collectively, the “Golden Oak Portfolios”). The Board of Trustees of the Golden Oak Family of Funds (“Golden Oak”) has called a Special Meeting of Shareholders (the “Special Meeting”) at the offices of Golden Oak’s [insert place of meeting] on September 29, 2004 at 10:00 a.m. Eastern time.

     At the Special Meeting, shareholders will be asked:

•	To approve a proposed Agreement and Plan of Reorganization dated as of August , 2004 (the “Reorganization Agreement”), by and between Golden Oak and the Goldman Sachs Trust (the “Goldman Trust”), which provides for and contemplates (a) the transfer of all of the assets and liabilities (except those explicitly excluded as provided in the Reorganization Agreement, if any) of each Golden Oak Portfolio to a corresponding investment portfolio of the Goldman Trust (each, a “Goldman Fund,” and collectively, the “Goldman Funds”) in exchange for the shares of designated classes of the corresponding Goldman Fund of equal value; and (b) the distribution of the shares of designated classes of the corresponding Goldman Fund to shareholders of each Golden Oak Portfolio in liquidation of each of the Golden Oak Portfolios.

     Reorganization Agreement. The Reorganization Agreement, which is attached as Appendix A, provides for the transfer of all of the assets and liabilities (except those explicitly excluded as provided in the Reorganization Agreement, if any) of each Golden Oak Portfolio listed below to a corresponding Goldman Fund in exchange for Institutional Shares, Class A Shares, FST Shares, or FST Administration Shares of the corresponding Goldman Fund of equal value, as applicable (as listed below).

Golden Oak Growth Portfolio	Goldman Sachs Strategic Growth Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak Value Portfolio	Goldman Sachs Large Cap Value Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak Small Cap Value Portfolio	Goldman Sachs Small Cap Value Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak International Equity Portfolio	Goldman Sachs CORESM International Equity Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak Intermediate-Term Income Portfolio	Goldman Sachs Core Fixed Income Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak Prime Obligation Money Market Portfolio	Goldman Sachs Financial Square Prime Obligations Fund
Class A Shares	FST Administration Shares
Institutional Shares	FST Shares

     Golden Oak and Goldman Trust are both registered open-end management investment companies (mutual funds). As a result of the reorganization, shareholders of the Golden Oak Portfolios will become shareholders of the Goldman Funds (the Golden Oak Portfolios and Goldman Funds are sometimes referred to as “Funds”).

     The transactions contemplated by the Reorganization Agreement are referred to collectively as the “Reorganization.” The Golden Oak Portfolios and the corresponding Goldman Funds into which they are proposed to be reorganized are sometimes referred to in this Proxy/Prospectus as “Corresponding Golden Oak Portfolios” and “Corresponding Goldman Funds.”

     This Proxy/Prospectus sets forth concisely the information that a Golden Oak Portfolio shareholder should know before voting on the Reorganization and investing in the Goldman Funds, and should be retained for future reference. It is both Golden Oak’s proxy statement for the Special Meeting and a prospectus for the Goldman Funds.

     Additional information is set forth in the Statement of Additional Information dated                    , 2004 relating to this Proxy/Prospectus and in the prospectus dated March 31, 2004 for the Golden Oak Portfolios which you have previously been given or sent and are incorporated herein by reference. Each of these documents is on file with the Securities and Exchange

Commission (the “SEC”), and is available without charge by calling or writing Golden Oak at the telephone number or address stated above.

     The information contained in the current prospectuses, as supplemented, for the (1) Class A and Institutional Shares of the Goldman Sachs Strategic Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Small Cap Value Fund and Goldman Sachs CORE International Equity Fund dated December 23, 2004; (2) Class A and Institutional Shares of the Goldman Sachs Core Fixed Income Fund dated February 27, 2004; and (3) FST Shares and FST Administration Shares of the Goldman Sachs Financial Square Prime Obligations Fund dated April 29, 2004 also are incorporated by reference into this Proxy/Prospectus. Each of these documents is on file with the SEC, and is available without charge by calling or writing the Goldman Trust at the telephone number or address stated above. In addition, a current prospectus for each of the Goldman Funds accompanies this Proxy/Prospectus.

     The Annual Report for the Golden Oak Portfolios for the year ended January 31, 2004 and the Semi-Annual Report for the period ended July 31, 2004 (when available), can be obtained without charge by calling or writing Golden Oak at the telephone number or address stated above. The Annual Report for the Goldman Sachs Strategic Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs CORE International Equity Fund for the year ended August 31, 2003 and the Semi-Annual Report for those funds for the period ended February 29, 2004; the Annual Report for the Goldman Sachs Core Fixed Income Fund for the year ended October 31, 2003 and the Semi-Annual Report for the period ended April 30, 2004; and the Annual Report for the Goldman Sachs Financial Square Prime Obligations Fund for the year ended December 31, 2003 and the Semi-Annual Report for the period ended June 30, 2004 (when available), can be obtained without charge by calling or writing the Goldman Trust at the telephone number or address stated above. Each of these documents together with other information about the Golden Oak Portfolios and the Goldman Funds is also available on the SEC’s website at www.sec.gov.

     This Proxy/Prospectus is expected to be first sent to shareholders on or about                    , 2004.

     The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy/Prospectus. Any representation to the contrary is a criminal offense.

     Shares of Golden Oak and Goldman Trust are not deposits or obligations of or guaranteed or endorsed by any bank. Such shares are not insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Mutual fund shares involve certain investment risks, including the possible loss of principal.

     Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

PROSPECTUS/PROXY STATEMENT

Table of Contents

SUMMARY	1
Board Consideration of the Reorganization	1
The Reorganization	1
Federal Income Tax Consequences of the Reorganization	4
Comparative Fees and Expenses	5
Overview of the Golden Oak Portfolios and Goldman Funds	16
Voting Information	19
PRINCIPAL RISK FACTORS	20
Risks of Investing in the Golden Oak Portfolios and Goldman Funds	20
INFORMATION ABOUT THE REORGANIZATION	29
Reasons for the Reorganization	29
Board Considerations	30
The Reorganization Agreement	31
Description of the Securities to be Issued	35
Federal Income Tax Consequences	35
Capitalization	37
COMPARISON OF GOLDEN OAK PORTFOLIOS AND GOLDMAN FUNDS	41
Investment Objectives and Principal Strategies	41
Other Investment Practices and Investment Securities of the Golden Oak Portfolios and the Goldman Funds	47
Investment Restrictions	51
Comparison of Golden Oak’s and Goldman Trust’s Charter Documents	55
Investment Advisers and Advisory Fee Information	58
Other Service Providers	60
Administration and Sub-Administration Arrangements	60
Shareholder Transactions and Services of the Golden Oak Portfolios and the Goldman Funds	62
Dividends and Other Distributions	78
ADDITIONAL INFORMATION ABOUT THE GOLDEN OAK PORTFOLIOS AND THE GOLDMAN FUNDS	79
Management’s Discussion of Fund Performance	79
Financial Highlights	108
Materials Incorporated By Reference	125
VOTING INFORMATION	126
OTHER INFORMATION	130
SHAREHOLDER INQUIRIES	132
Appendix A — Agreement and Plan of Reorganization	A-1

-i-

SUMMARY

     The following is a summary of certain information contained in this Proxy/Prospectus and the Reorganization Agreement. The Reorganization Agreement governs the terms of the Reorganization and is attached as Appendix A.

Board Consideration of the Reorganization

     At meetings held on July 19, 2004 and August      , 2004, Golden Oak’s Board of Trustees considered the Reorganization Agreement and the Reorganization of each Golden Oak Portfolio into its Corresponding Goldman Fund. Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, the Board of Trustees of Golden Oak, including all of the non-interested members of the Board (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) who were represented by separate legal counsel, determined that participation in the Reorganization, as contemplated by the Reorganization Agreement, was in the best interests of the shareholders of each Golden Oak Portfolio and that the interests of the existing shareholders of each Golden Oak Portfolio will not be diluted as a result of the Reorganization. For additional information, see “Information About the Reorganization — Reasons for the Reorganization and — Board Considerations.”

     The Golden Oak Board of Trustees unanimously recommends that shareholders of each Golden Oak Portfolio approve the Reorganization Agreement.

     The Goldman Trust Board of Trustees similarly found that participation in the Reorganization is in the best interests of the Goldman Funds and that the interests of the shareholders of the Goldman Funds will not be diluted as a result of the Reorganization.

The Reorganization

     The Reorganization Agreement provides for a separate reorganization involving each Golden Oak Portfolio and its Corresponding Goldman Fund listed opposite its name below.

Golden Oak Portfolios	Goldman Funds
Golden Oak Growth Portfolio	Goldman Sachs Strategic Growth Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak Value Portfolio	Goldman Sachs Large Cap Value Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak Small Cap Value Portfolio	Goldman Sachs Small Cap Value Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak International Equity Portfolio	Goldman Sachs CORESM International Equity Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak Intermediate-Term Income Portfolio	Goldman Sachs Core Fixed Income Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak Prime Obligation Money Market Portfolio	Goldman Sachs Financial Square Prime Obligations Fund
Class A Shares	FST Administration Shares
Institutional Shares	FST Shares

As set forth in the Reorganization Agreement, each Reorganization between a Golden Oak Portfolio and its Corresponding Goldman Fund would involve:

•	The acquisition of all of the assets of a Golden Oak Portfolio by its Corresponding Goldman Fund and the assumption by that Goldman Fund of all of the liabilities (except those explicitly excluded as provided in the Reorganization Agreement, if any) of the Golden Oak Portfolio, in exchange for Class A Shares (or FST Administration Shares in the case of the Goldman Sachs Financial Square Prime Obligations Fund) and Institutional Shares (or FST Shares in the case of the Goldman Sachs Financial Square Prime Obligations Fund), respectively, of the Goldman Fund having aggregate values equal to the net asset values of Class A Shares and Institutional Shares, respectively, of the Golden Oak Portfolio as of the closing date of the Reorganization;

•	The distribution of the Corresponding Goldman Fund’s Class A Shares (or FST Administration Shares in the case of the Goldman Sachs Financial Square Prime Obligations Fund) and Institutional Shares (or FST Shares in the case of the Goldman Sachs Financial Square Prime Obligations Fund), respectively, to each holder of the Golden Oak Portfolio’s Class A Shares and Institutional Shares, respectively, as of the closing date of the Reorganization; and

•	The complete liquidation of each Golden Oak Portfolio.

     As a result of the Reorganization, each Golden Oak Portfolio shareholder will become a shareholder of its Corresponding Goldman Fund and will hold, immediately after the Reorganization, Goldman Fund shares in such Corresponding Goldman Fund having a total dollar value equal to the total dollar value of the shares such shareholder held in the Golden Oak Portfolio immediately prior to the effectiveness of the Reorganization. The exchange of shares in the Reorganization will be tax-free under federal income tax laws and shareholders of the Goldman Funds and the Golden Oak Portfolios will not pay any sales charge as a result of the exchange of the shares in the Reorganization.

     If approved, the Reorganization will occur as of the close of business on or about September 30, 2004, or another date selected by Golden Oak and Goldman Trust. Approval of each Reorganization requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Golden Oak Portfolio. See “Information about the Reorganization” and “Voting Information” below.

     The Reorganization is being proposed because the relatively low asset levels of the Golden Oak Portfolios, the lack of growth and prospects for growth and the anticipated increase in compliance costs as a result of recent regulatory developments, in the opinion of CB Capital Management, Inc. (“CBCM”), Golden Oak’s investment adviser, and the Golden Oak Board of Trustees, call into question the continued viability of the Golden Oak Portfolios. In approving the Reorganization, the Golden Oak Board of Trustees has relied on the advice and recommendation of Golden Oak’s investment adviser, that shareholders of the Golden Oak Portfolios will realize the following benefits from a combination with the Goldman Funds:

(1) Offering shareholders the opportunity to become part of a larger and more diverse family of mutual funds representing many different asset classes. Many Golden Oak Portfolio shareholders will be able to exchange their shares among most or all of those funds;

(2) Offering shareholders the opportunity to invest in a family of funds managed by an investment adviser that has extensive investment management resources and research capabilities;

(3) Offering shareholders the opportunity to invest in larger funds which can potentially use their increased asset size to achieve greater portfolio diversification and spread relatively fixed costs, such as legal fees, over a larger asset base; and

(4) Offering shareholders the opportunity to invest in a family of funds that, generally, has demonstrated the ability to attract new investors over time.

For these reasons and additional reasons set forth below under “Information About the Reorganization — Reasons for the Reorganization” the Golden Oak Board of Trustees

unanimously recommends the approval of the proposed Reorganization by Golden Oak Portfolio shareholders.

     Although each Golden Oak Portfolio has a similar investment objective and principal strategies to its Corresponding Goldman Fund, some of a Golden Oak Portfolio’s holdings may not be permissible portfolio holdings for its Corresponding Goldman Fund. Therefore, some portion of a Golden Oak Portfolio’s securities holdings may be sold prior to the Reorganization. In addition, for certain Golden Oak Portfolios, the investment adviser to the Goldman Funds, Goldman Sachs Asset Management, L.P. (“GSAM®”), anticipates selling a substantial portion of such Golden Oak Portfolios shortly after the Reorganization. To the extent that, a Golden Oak Portfolio’s securities holdings are sold prior to the Reorganization, the proceeds of such sales will be held in temporary investments or reinvested in assets that the Corresponding Goldman Fund may hold. The possible need for a Golden Oak Portfolio to dispose of certain portfolio investments prior to the Reorganization could result in selling such investments at a disadvantageous time. The sale of securities either prior to the Reorganization or shortly thereafter could result in the Golden Oak Portfolio or its Corresponding Goldman Fund realizing gains (which may be taxable) or losses that would not otherwise have been realized but for the Reorganization. Such a sale of assets and the reinvestment of the proceeds would involve brokerage and other transactional costs. In this event, CBCM, the investment adviser to the Golden Oak Portfolios and GSAM will pay the explicit brokerage commissions resulting from portfolio transactions executed on behalf of Golden Oaks Portfolios in preparation for the Reorganization.

     The Golden Oak Michigan Tax Free Bond Portfolio will not be part of the Reorganization but is expected to be reorganized into the Federated Michigan Intermediate Municipal Trust. If the Reorganization Agreement is approved by Golden Oak shareholders at the Special Meeting, it is expected that the Reorganization will be completed whether or not the Golden Oak Michigan Tax Free Bond Portfolio reorganization is completed.

Federal Income Tax Consequences of the Reorganization

     The Reorganization will not result in the recognition, for federal income tax purposes, of gain or loss by the Golden Oak Portfolios, the Goldman Funds or their respective shareholders. The sale of securities by the Golden Oak Portfolios prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could increase the amount of the taxable capital gains distribution made prior to the Reorganization. Immediately prior to the Reorganization, each Golden Oak Portfolio will declare and pay a distribution of any realized gains to shareholders. Golden Oak and the Goldman Trust will receive an opinion of the Goldman Trust’s counsel, Drinker Biddle & Reath LLP, to the effect that each Reorganization will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). See “Information About the Reorganization - Federal Income Tax Consequences,” below.

Comparative Fees and Expenses

     Golden Oak Portfolio and Goldman Fund Expenses

     Expense Ratio Tables. Expenses of mutual funds are often measured by their expense ratios (i.e., the ratio of their total expenses for a year divided by their average daily net asset value over the same year). The total expenses of each Golden Oak Portfolio differs from the expenses of its Corresponding Goldman Fund. In particular, all of the Goldman Funds except Class A Shares of the Goldman Sachs Strategic Growth Fund have lower overall expenses after waivers than their Corresponding Golden Oak Portfolio.

     The following tables (a) compare the fees and expenses for the Golden Oak Portfolios and their Corresponding Goldman Funds based on actual expenses for a recent twelve month period and (b) show the estimated fees and expenses for the Corresponding Goldman Funds on a pro forma basis after giving effect to the Reorganization. The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in these portfolios will bear as shareholders. The tables enable you to compare and contrast the recent expense levels for the Golden Oak Portfolios and the Goldman Funds and obtain a general idea of what the expense levels would be if the Reorganization occurs. The tables do not reflect any charges that may be imposed by institutions directly on their customer accounts in connection with investments in the portfolios. Pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but actual expenses may be greater or less than those shown.

     The Golden Oak Growth, Value, Small Cap Value and International Equity Portfolios’ and the Goldman Sachs Strategic Growth, Large Cap Value, Small Cap Value and CORE International Equity Funds’ (collectively, the “Equity Funds”) annual operating expenses are based on actual expenses for the twelve months ended February 29, 2004. The Golden Oak Intermediate-Term Income Portfolio’s and the Goldman Sachs Core Fixed Income Fund’s (collectively, the “Fixed Income Funds”) annual operating expenses are based on actual expenses for the twelve months ended April 30, 2004. The Golden Oak Prime Obligations Money Market Portfolio and the Goldman Sachs Financial Square Prime Obligations Fund’s (collectively, the “Money Market Funds”) annual operating expenses are based on actual expenses for the twelve months ended December 31, 2003. The Combined Fund pro-forma expense ratios are constructed by assuming that the Reorganization occurred on (1) March 1, 2003 with respect to the Equity Funds; (2) May 1, 2003 with respect to the Fixed Income Funds and (3) January 1, 2003 with respect to the Money Market Funds and represent the estimated hypothetical experience of the (1) Equity Funds for the twelve months ended February 29, 2004; (2) Fixed Income Funds for the twelve months ended April 30, 2004 and (3) Money Market Funds for the twelve months ended December 31, 2003.

     Following the expense ratio tables are expense examples intended to help you compare and contrast the cost of investing in: (1) a Golden Oak Portfolio as it currently exists, (2) its Corresponding Goldman Fund as it currently exists, and (3) the same Goldman Fund if it acquires its Corresponding Golden Oak Portfolio (i.e., the “pro-forma” figure).

     The examples depict the dollar amount of expenses on a hypothetical investment in each of the six Funds for the periods shown. Except for the “pro-forma” line, the dollar figures shown are computed based on the total operating expense figures from the corresponding expense ratio table (and not the net operating expense figure). In other words, the examples do not reflect any expense waivers or reimbursement.

GOLDEN OAK GROWTH PORTFOLIO — CLASS A SHARES
AND INSTITUTIONAL SHARES

GOLDMAN SACHS STRATEGIC GROWTH FUND — CLASS A SHARES
AND INSTITUTIONAL SHARES

	Golden Oak Growth Portfolio		Goldman Sachs Strategic Growth Fund		Combined Fund Pro Forma
	Class A Shares	Institutional Shares	Class A Shares	Institutional Shares	Class A Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.75%[1]	None	5.5%[1]	None	5.5%[1]	None
Maximum Deferred Sales Charge (Load)	None	None	None[1]	None	None[1]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Redemption Fees	None	None	None[2]	None	None[2]	None
Exchange Fees	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.74%	0.74%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None	0.25%	None	0.25%	None
Other Expenses	0.43%	0.43%	0.32%[3]	0.17%[3]	0.31%[3]	0.16%[3]
Total Fund Operating Expenses*	1.42%	1.17%	1.57%	1.17%	1.56%	1.16%

See page       for all other footnotes.

*	Although not contractually obligated to the Golden Oak Portfolio to do so, CBCM waived a portion of its management fee and other certain amounts. CBCM can terminate this voluntary waiver at any time. These waivers are shown below along with the net expenses the Golden Oak Portfolio actually paid for the twelve months ended February 29, 2004. In addition, the “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Goldman Fund and the Combined Fund set forth below reflect the waivers and expense limitations for the twelve months ended February 29, 2004. The waivers and expense limitations may be terminated at any time at the option of GSAM. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Golden Oak Growth Portfolio		Goldman Sachs Strategic Growth Fund		Combined Fund Pro Forma
	Class A Shares	Institutional Shares	Class A Shares	Institutional Shares	Class A Shares	Institutional Shares
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.68%	0.68%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None	0.25%	None	0.25%	None
Other Expenses	0.43%	0.43%	0.19%[3]	0.04%[3]	0.19%[3]	0.04%[3]
Total Fund Operating Expenses (after current expense limitations)	1.36%	1.11%	1.44%	1.04%	1.44%	1.04%

GOLDEN OAK VALUE PORTFOLIO — CLASS A SHARES
AND INSTITUTIONAL SHARES

GOLDMAN SACHS LARGE CAP VALUE FUND — CLASS A SHARES,
AND INSTITUTIONAL SHARES

	Golden Oak Value Portfolio		Goldman Sachs Large Cap Value Fund		Combined Fund Pro Forma
	Class A Shares	Institutional Shares	Class A Shares	Institutional Shares	Class A Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.75%[1]	None	5.5%[1]	None	5.5%[1]	None
Maximum Deferred Sales Charge (Load)	None	None	None[1]	None	None[1]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Redemption Fees	None	None	None[2]	None	None[2]	None
Exchange Fees	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.74%	0.74%	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None	0.25%	None	0.25%	None
Other Expenses	0.35%	0.35%	0.30%[3]	0.15%[3]	0.28%[3]	0.13%[3]
Total Fund Operating Expenses*	1.34%	1.09%	1.30%	0.90%	1.28%	0.88%

See page    for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Goldman Fund and Combined Fund set forth below reflect the expense limitations for the twelve months ended February 29, 2004. The expense limitations may be terminated at any time at the option of GSAM. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Golden Oak Value Portfolio		Goldman Sachs Large Cap Value Fund		Combined Fund Pro Forma
	Class A Shares	Institutional Shares	Class A Shares	Institutional Shares	Class A Shares	Institutional Shares
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.74%	0.74%	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None	0.25%	None	0.25%	None
Other Expenses	0.35%	0.35%	0.25%[3]	0.10%[3]	0.25%[3]	0.10%[3]
Total Fund Operating Expenses (after current expense limitations)	1.34%	1.09%	1.25%	0.85%	1.25%	0.85%

GOLDEN OAK SMALL CAP VALUE PORTFOLIO — CLASS A SHARES
AND INSTITUTIONAL SHARES

GOLDMAN SACHS SMALL CAP VALUE FUND — CLASS A SHARES
AND INSTITUTIONAL SHARES

	Golden Oak Small Cap Value Portfolio		Goldman Sachs Small Cap Value Fund		Combined Fund Pro Forma
	Class A Shares	Institutional Shares	Class A Shares	Institutional Shares	Class A Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.75%[1]	None	5.5%[1]	None	5.5%[1]	None
Maximum Deferred Sales Charge (Load)	None	None	None[1]	None	None[1]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Redemption Fees	None	None	None[2]	None	None[2]	None
Exchange Fees	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.99%	0.99%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None	0.25%	None	0.25%	None
Other Expenses	0.44%	0.44%	0.25%[3]	0.10%[3]	0.25%[3]	0.10%[3]
Total Fund Operating Expenses*	1.68%	1.43%	1.50%	1.10%	1.50%	1.10%

See page    for all other footnotes.

*	Although not contractually obligated to the Golden Oak Portfolio to do so, CBCM waived a portion of its management fee and other certain amounts. CBCM can terminate this voluntary waiver at any time. These waivers are shown below along with the net expenses the Golden Oak Portfolio actually paid for the twelve months ended February 29, 2004. In addition, the “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Goldman Fund and the Combined Fund set forth below reflect the waivers and expense limitations for the twelve months ended February 29, 2004. The waivers and expense limitations may be terminated at any time at the option of GSAM. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Golden Oak Small Cap Value Portfolio		Goldman Sachs Small Cap Value Fund		Combined Fund Pro Forma
	Class A Shares	Institutional Shares	Class A Shares	Institutional Shares	Class A Shares	Institutional Shares
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.91%	0.91%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None	0.25%	None	0.25%	None
Other Expenses	0.44%	0.44%	0.25%[3]	0.10%[3]	0.25%[3]	0.10%[3]
Total Fund Operating Expenses (after current expense limitations)	1.60%	1.35%	1.50%	1.10%	1.50%	1.10%

GOLDEN OAK INTERNATIONAL EQUITY PORTFOLIO — CLASS A SHARES
AND INSTITUTIONAL SHARES

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND — CLASS A SHARES AND INSTITUTIONAL SHARES

	Golden Oak International		Goldman Sachs CORE
	Equity Portfolio		International Equity Fund		Combined Fund Pro Forma
	Class A Shares	Institutional Shares	Class A Shares	Institutional Shares	Class A Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.75%[1]	None	5.5%[1]	None	5.5%[1]	None
Maximum Deferred Sales Charge (Load)	None	None	None[1]	None	None[1]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Redemption Fees	None	None	2%[2]	2%[2]	2%[2]	2%[2]
Exchange Fees	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.87%	0.87%	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None	0.50%[4]	None	0.50%[4]	None
Other Expenses	0.59%	0.59%	0.42%[3]	0.27%[3]	0.39%[3]	0.24%[3]
Total Fund Operating Expenses*	1.71%	1.46%	1.77%	1.12%	1.74%	1.09%

See page    for all other footnotes.

*	Although not contractually obligated to the Golden Oak Portfolio to do so, CBCM waived a portion of its management fee and other certain amounts. CBCM can terminate this voluntary waiver at any time. These waivers are shown below along with the net expenses the Golden Oak Portfolio actually paid for the twelve months ended February 29, 2004. In addition, the “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Goldman Fund and the Combined Fund set forth below reflect the waivers and expense limitations for the twelve months ended February 29, 2004. The waivers and expense limitations may be terminated at any time at the option of GSAM. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Golden Oak International		Goldman Sachs CORE
	Equity Portfolio		International Equity Fund		Combined Fund Pro Forma
	Class A Shares	Institutional Shares	Class A Shares	Institutional Shares	Class A Shares	Institutional Shares
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.86%	0.86%	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None	0.50%[4]	None	0.50%[4]	None
Other Expenses	0.59%	0.59%	0.31%[3]	0.16%[3]	0.31%[3]	0.16%[3]
Total Fund Operating Expenses (after current expense limitations)	1.70%	1.45%	1.66%	1.01%	1.66%	1.01%

GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO — CLASS A SHARES
AND INSTITUTIONAL SHARES

GOLDMAN SACHS CORE FIXED INCOME FUND — CLASS A SHARES
AND INSTITUTIONAL SHARES

	Golden Oak Intermediate-Term		Goldman Sachs Core Fixed
	Income Portfolio		Income Fund		Combined Fund Pro Forma
	Class A Shares	Institutional Shares	Class A Shares	Institutional Shares	Class A Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	4.5%[1]	None	4.5%[1]	None	4.5%[1]	None
Maximum Deferred Sales Charge (Load)	None	None	None[1]	None	None[1]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Redemption Fees	None	None	None[2]	None	None[2]	None
Exchange Fees	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%	0.50%	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.25%	None	0.25%	None	0.25%	None
Other Expenses	0.32%	0.32%	0.24%[3]	0.09%[3]	0.24%[3]	0.09%[3]
Total Fund Operating Expenses	1.07%	0.82%	0.89%	0.49%	0.89%	0.49%

See page    for all other footnotes.

*	Although not contractually obligated to the Golden Oak Portfolio to do so, CBCM waived a portion of its management fee and other certain amounts. CBCM can terminate this voluntary waiver at any time. These waivers are shown below along with the net expenses the Golden Oak Portfolio actually paid for the twelve months ended April 30, 2004.

	Golden Oak Intermediate-Term Income Portfolio		Goldman Sachs Core Fixed Income Fund		Combined Fund Pro Forma
	Class A Shares	Institutional Shares	Class A Shares	Institutional Shares	Class A Shares	Institutional Shares
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.33%	0.33%	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.25%	None	0.25%	None	0.25%	None
Other Expenses	0.32%	0.32%	0.24%[3]	0.09%[3]	0.24%[3]	0.09%[3]
Total Fund Operating Expenses (after current expense limitations)	0.90%	0.65%	0.89%	0.49%	0.89%	0.49%

GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO —
CLASS A SHARES AND INSTITUTIONAL SHARES

GOLDMAN SACHS FINANCIAL SQUARE PRIME OBLIGATIONS FUND —
FST ADMINISTRATION SHARES AND FST SHARES

	Golden Oak Prime Obligation		Goldman Sachs Financial Square
	Money Market Portfolio		Prime Obligations Fund		Combined Fund Pro Forma
	Class A Shares	Institutional Shares	FST Administration Shares	FST Shares	FST Administration Shares	FST Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Redemption Fees	None	None	None	None	None	None
Exchange Fees	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.30%	0.30%	0.205%[5]	0.205%[5]	0.205%[5]	0.205%[5]
Distribution and Service (12b-1) Fees	0.25%	None	None	None	None	None
Other Expenses	0.33%	0.33%	0.26%	0.01%	0.26%	0.01%
Administration Fee	None	None	0.25%[6]	None	0.250%[6]	None
All Other Expenses	0.33%	0.33%	0.01%[7]	0.01%[7]	0.01%[7]	0.01%[7]
Total Fund Operating Expenses*	0.88%	0.63%	0.465%	0.215%	0.465%	0.215%

See page    for all other footnotes.

*	Although not contractually obligated to the Golden Oak Portfolio to do so, CBCM waived a portion of its management fee and other certain amounts. CBCM can terminate this voluntary waiver at any time. These waivers are shown below along with the net expenses the Golden Oak Portfolio actually paid for the twelve months ended December 31, 2003. In addition, the “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Goldman Fund and the Combined Fund set forth below reflect the waivers and expense limitations for the twelve months ended December 31, 2003. The waivers and expense limitations may be terminated at any time at the option of GSAM. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Golden Oak Prime Obligation		Goldman Sachs Financial Square
	Money Market Portfolio		Prime Obligations Fund		Combined Fund Pro Forma
	Class A Shares	Institutional Shares	FST Administration Shares	FST Shares	FST Administration Shares	FST Shares
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.07%	0.07%	0.17%[5]	0.17%[5]	0.17%[5]	0.17%[5]
Distribution and Service (12b-1) Fees	0.25%	None	None	None	None	None
Other Expenses	0.33%	0.33%	0.26%	0.01%	0.26%	0.01%
Administration Fee	None	None	0.25%[6]	None	0.25%[6]	None
All Other Expenses	0.33%	0.33%	0.01%[7]	0.01%[7]	0.01%[7]	0.01%[7]
Total Fund Operating Expenses (after current expense limitations)	0.65%	0.40%	0.43%	0.18%	0.43%	0.18%

Footnotes

[1]	The maximum sales charge is a percentage of the offering price. Under certain circumstances, which are described below under “Shareholder Transactions and Services of the Golden Oak Portfolios and the Goldman Funds – Sales Charge Waivers”, the maximum sales charge may be reduced or waived entirely. A contingent deferred sales charge (“CDSC”) of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares of the Goldman Funds sold without an initial sales charge as part of an investment of $1 million or more. The maximum CDSC is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

[2]	A transaction fee of $7.50 may be charged for redemption proceeds of Goldman Funds paid by wire. A 2% redemption fee is charged on redemptions of shares (including by exchange) of the CORE International Equity Fund held for 30 calendar days or less.

[3]	“Other Expenses” of a Goldman Fund include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of each Goldman Fund’s Class A Shares and 0.04% of the average daily net assets of each Goldman Fund’s Institutional Shares, plus all other ordinary expenses not detailed above in the expense tables. GSAM has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to the following percentage of each Goldman Fund’s average daily net assets:

Goldman Fund	Other Expenses
Strategic Growth	0.004%
Large Cap Value	0.064%
Small Cap Value	0.064%
CORE International Equity	0.124%
Core Fixed Income	0.10%

[4]	Effective June 1, 2004, Goldman, Sachs & Co. and/or authorized dealers will no longer charge a separate fee for personal and account maintenance services equal to 0.25% annually of the average daily net assets attributable to Class A Shares of the CORE International Equity Fund. Had such contractual waiver been in place on February 29, 2004, the total distribution and service fee would have been 0.25% and Total Fund Operating Expenses before and after waivers would have been 1.49% and 1.41%, respectively.

[5]	GSAM has voluntarily agreed not to impose a portion of the management fee equal to 0.035% of the Goldman Sachs Financial Square Prime Obligations Fund’s average daily net assets. As a result of fee waivers, the current management fees of such Goldman Fund is 0.17% of such Goldman Fund’s average daily net assets. The waivers may be terminated at any time at the option of GSAM.

[6]	Service Organizations may charge other fees directly to their customers who are beneficial owners of Administration Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

[7]	GSAM has voluntarily agreed to reduce or limit “Other Expenses” of the Goldman Sachs Financial Square Prime Obligations Fund (excluding management fees, administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.01% (rounded) of such Goldman Fund’s average daily net assets.

     Examples

     The following Examples are intended to help you compare the cost of investing in (1) each Golden Oak Portfolio as it currently exists; (2) its Corresponding Goldman Fund as it currently exists; and (3) the same Goldman Fund if it acquires the Corresponding Golden Oak Portfolio (i.e., the Combined Fund Pro Forma) with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class A, Institutional, FST or FST Administration Shares of a Golden Oak Portfolio, a Goldman Fund or a Combined Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that a Golden Oak Portfolio’s, Goldman Fund’s or Combined Fund’s operating expenses remain the same. The Examples do not reflect any waivers and expense limitations. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Golden Oak Growth Portfolio
Class A Shares	$711	$998	$1,307	$2,179
Institutional Shares	$119	$372	$644	$1,420
Goldman Sachs Strategic Growth Fund
Class A Shares	$701	$1,018	$1,358	$2,315
Institutional Shares	$119	$372	$644	$1,420
Combined Fund Pro Forma
Class A Shares	$700	$1,016	$1,353	$2,304
Institutional Shares	$118	$368	$638	$1,409
Golden Oak Value Portfolio
Class A Shares	$704	$975	$1,267	$2,095
Institutional Shares	$111	$347	$601	$1,329
Goldman Sachs Large Cap Value Fund
Class A Shares	$675	$939	$1,224	$2,032
Institutional Shares	$92	$287	$498	$1,108
Combined Fund Pro Forma
Class A Shares	$673	$934	$1,214	$2,010
Institutional Shares	$90	$281	$488	$1,084
Golden Oak Small Cap Value Portfolio
Class A Shares	$736	$1,074	$1,435	$2,448
Institutional Shares	$146	$452	$782	$1,713
Goldman Sachs Small Cap Value Fund
Class A Shares	$719	$1,022	$1,346	$2,263
Institutional Shares	$112	$350	$606	$1,340
Combined Fund Pro Forma
Class A Shares	$719	$1,022	$1,346	$2,263
Institutional Shares	$112	$350	$606	$1,340

	1 year	3 years	5 years	10 years
Golden Oak International Equity Portfolio
Class A Shares	$739	$1,083	$1,450	$2,478
Institutional Shares	$149	$462	$797	$1,746
Goldman Sachs CORE International Equity Fund
Class A Shares	$720	$1,077	$1,457	$2,519
Institutional Shares	$114	$356	$617	$1,363
Combined Fund Pro Forma
Class A Shares	$717	$1,068	$1,442	$2,489
Institutional Shares	$111	$347	$601	$1,329
Golden Oak Intermediate-Term Portfolio
Class A Shares	$554	$775	$1,014	$1,697
Institutional Shares	$84	$262	$455	$1,014
Goldman Sachs Core Fixed Income Fund
Class A Shares	$537	$721	$921	$1,497
Institutional Shares	$50	$157	$274	$616
Combined Fund Pro Forma
Class A Shares	$537	$721	$921	$1,497
Institutional Shares	$50	$157	$274	$616
Golden Oak Prime Obligation Money Market Portfolio
Class A Shares	$90	$281	$488	$1,084
Institutional Shares	$64	$202	$351	$786
Goldman Sachs Financial Square Prime Obligations Fund
FST Administration Shares	$48	$151	$263	$591
FST Shares	$23	$71	$124	$280
Combined Fund Pro Forma
FST Administration Shares	$48	$151	$263	$591
FST Shares	$23	$71	$124	$280

     The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The examples should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount. The examples assume that all dividends and other distributions are reinvested.

     The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months.

     Certain institutions that sell Goldman Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A Shares for services to their customers’ accounts and/or the Goldman Funds.

Overview of the Golden Oak Portfolios and Goldman Funds

     Comparison of Investment Objectives

     The following chart summarizes the investment objective of each of the Golden Oak Portfolios and its Corresponding Goldman Fund.

Golden Oak Portfolio	Corresponding Goldman Fund
Growth Fund:	Strategic Growth Fund:
Seeks total return.	Seeks long-term growth of capital.
Value Fund:	Large Cap Value Fund:
Seeks long-term capital appreciation.	Seeks long-term capital appreciation and dividend income.
Small Cap Value Fund:	Small Cap Value Fund:
Seeks long-term capital appreciation	Seeks long-term growth of capital.
International Equity:	CORE International Equity Fund:
Seeks long-term capital appreciation.	Seeks long-term growth of capital.
Intermediate-Term Income Fund:	Core Fixed Income Fund:
Seeks current income consistent with limited price volatility.	Seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.
Prime Obligation Money Market Fund	Financial Square Prime Obligations Fund:
Seeks to preserve principal value and maintain a high degree of liquidity while providing current income.	Seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

     The investment objectives, policies and restrictions of each of the Golden Oak Portfolios are, in general, similar to those of its Corresponding Goldman Fund. However, there are certain differences between the investment policies and restrictions of the Golden Oak Portfolios and their Corresponding Goldman Funds. For additional information, see “Comparison of Golden Oak Portfolios and Goldman Funds – Investment Objectives and Principal Strategies, — Other Investment Practices and Investment Securities of the Golden Oak Portfolios and Goldman Fund and – Investment Restrictions.”

     Service Providers

     CBCM currently serves as investment adviser to the Golden Oak Portfolios. In addition, the following investment advisers serve as sub-advisers to the Corresponding Golden Oak Portfolio.

Golden Oak Portfolio	SUB-ADVISER
Golden Oak Growth Portfolio	Nicholas-Applegate Capital Management
Golden Oak Value Portfolio	Systematic Financial Management, L.P.
Golden Oak Small Cap Value Portfolio	Systematic Financial Management, L.P.
Golden Oak International Equity Portfolio	BlackRock International, Ltd.
Golden Oak Prime Obligation Money Market Portfolio	Wellington Management Company, LLP

GSAM currently serves as the investment adviser to each of the Goldman Funds.

     The Golden Oak Portfolios and Goldman Funds have different administrators, distributors, transfer agents and other service providers. For a detailed description of the management of the Goldman Funds, including GSAM and other service providers to the Goldman Funds, see “Comparison of Golden Oak Portfolios and Goldman Funds – Investment Advisers and Advisory Fee Information,” “Comparison of Golden Oak Portfolios and Goldman Funds – Other Service Providers,” and the Goldman Fund prospectus which accompanies this Proxy/Prospectus.

     Share Class Characteristics and Shareholder Transactions and Services

     Sales Load, Distribution and Shareholder Servicing Arrangements for Golden Oak

     Class A Shares. There is no front-end sales load imposed on Class A Shares of the Golden Oak Prime Obligation Money Market Portfolio. Otherwise, there is a maximum sales charge of 5.75% for Golden Oak Growth Portfolio, Golden Oak Value Portfolio, Golden Oak Small Cap Value Portfolio and Golden Oak International Equity Portfolio, and a maximum sales charge of 4.50% for the Golden Oak Intermediate-Term Income Portfolio. The sales charge is calculated as a percentage of the offering price for Class A Shares. Sales charges are reduced as the amount invested increases, provided that the amount invested reaches certain specified levels. There is no sales charge on purchases of Class A Shares of $1,000,000 or more. For more information, see “Comparison of Golden Oak Portfolios and Goldman Funds — Shareholder Transactions and Services of the Golden Oak Portfolios and the Goldman Funds – Sales Charges, Reduction of Sales Charges, Sales Charge Exemptions and Redemption Fee” below.

     Golden Oak has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to Class A Shares of the Golden Oak Portfolios (the “Golden Oak Class A Plan”). Under the Golden Oak Class A Plan, Golden Oak will pay to Golden Oak’s distributor distribution and service fees for the sale and distribution of Class A Shares and for services provided to Class A shareholders equal, on an annual basis, to 0.25% of a Golden Oak Portfolio attributable to Class A Shares. The Golden Oak distributor can use this fee to compensate broker/dealers and service providers, including CBCM and its affiliates, which provide administrative and/or distribution services to Class A shareholders or their customers who beneficially own Class A Shares.

     Institutional Class Shares. Institutional Class Shares of the Golden Oak Portfolios are offered at net asset value with no front-end or contingent deferred sales charges.

     Sales Load, Distribution and Shareholder Servicing Arrangements for Goldman Trust

     Class A Shares. There is a maximum sales charge of 5.50% for Goldman Sachs Strategic Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Small Cap Value Fund and Goldman Sachs CORE International Equity Fund, and a maximum sales charge of 4.50% for Goldman Sachs CORE Fixed Income Fund. The sales charge is calculated as a percentage of the offering price for Class A Shares. Sales charges are reduced as the amount invested increases, provided that the amount invested reaches certain specified levels. There is no sales charge on purchases of Class A Shares of a Goldman Fund of $1,000,000 or more; however, a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase. This CDSC may be waived in certain circumstances. Class A Shares of the CORE International Equity Fund are subject to a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For more information, see “Comparison of Golden Oak Portfolios and Goldman Funds — Shareholder Transactions and Services of the Golden Oak Portfolios and the Goldman Funds, and – Sales Charges, Reductions of Sales Charges, Sales Charge Exemptions and Redemption Fee” below.

     Goldman Trust has adopted a distribution and service plan (the “Goldman Class A Plan”) under which Class A Shares of the Goldman Funds bear distribution and service fees paid to authorized dealers and Goldman Sachs. Under the Goldman Class A Plan, Goldman Sachs is entitled to a monthly fee from each Goldman Fund for distribution services equal, on an annual basis, to 0.25% of a Goldman Fund attributable to Class A Shares. The distribution fees are subject to the requirements of Rule 12b-1 under the 1940 Act, and may be used (among other things) for: (a) compensation paid to and expenses incurred by authorized dealers, Goldman Sachs and their respective officers, employees and sales representatives; (b) commissions paid to authorized dealers; (c) allocable overhead; (d) telephone and travel expenses; (e) interest and other costs associated with the financing of such compensation and expenses; (f) printing of prospectuses for prospective shareholders; (g) preparation and distribution of sales literature or advertising of any type; and (h) all other expenses incurred in connection with activities primarily intended to result in the sale of Class A Shares.

     Institutional Shares. Institutional Shares of the Goldman Funds are offered at net asset value with no front-end or contingent deferred sales charges. Institutional Shares of the CORE International Equity Fund are subject to a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less.

     FST Administration Shares. FST Administration Shares of Goldman Sachs Financial Square Prime Obligations Fund are offered at net asset value with no front-end or contingent deferred sales charges.

     Goldman Trust has approved an administration plan under which service organizations are entitled to receive payments for their services from Goldman Trust of up to 0.25% (on an annualized basis) of the average daily net assets of the FST Administration Shares of Goldman Sachs Financial Square Prime Obligations Fund which are attributable to or held in the name of the service organization for its customers.

     FST Shares. FST Shares of Goldman Sachs Financial Square Prime Obligations Fund are offered at net asset value with no front-end or contingent deferred sales charges.

     The purchase, redemption, exchange, dividend and other policies and procedures of the Golden Oak Portfolios and their Corresponding Goldman Funds are generally similar. There are, however, some differences. For more information, see “Comparison of Golden Oak Portfolios and Goldman Funds – Shareholder Transactions and Services of the Golden Oak Portfolios and the Goldman Funds” below.

Voting Information

     The Golden Oak Board of Trustees is furnishing this Proxy/Prospectus in connection with the solicitation of proxies. Only shareholders of record at the close of business on                    , 2004 will be entitled to vote at the Special Meeting. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon. If no instruction is made, the named proxies will vote in favor of each proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to Golden Oak a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person. For additional information, see “Voting Information” below.

PRINCIPAL RISK FACTORS

     Risks of Investing in the Golden Oak Portfolios and Goldman Funds

     An investment in a Golden Oak Portfolio or its Corresponding Goldman Fund is subject to specific risks arising from the types of securities in which the Golden Oak Portfolio or its Corresponding Goldman Fund invests and general risks arising from investing in any mutual fund. There is no assurance that a Golden Oak Portfolio or a Corresponding Goldman Fund will meet its investment objective, and investors could lose money by investing in a Golden Oak Portfolio or its Corresponding Goldman Fund. As with all mutual funds, an investment in a Golden Oak Portfolio or a Corresponding Goldman Fund is not insured or guaranteed by the U.S. Government, Federal Deposit Insurance Corporation, Federal Reserve Board or any other government agency.

     The Golden Oak Growth Portfolio, Golden Oak Value Portfolio, Golden Oak Small Cap Value Portfolio, Golden Oak International Equity Portfolio, Goldman Strategic Growth Fund, Goldman Large Cap Value Fund, Goldman Small Cap Value Fund and Goldman CORE International Equity Funds (together, the “Equity Funds”) will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Equity Funds hold may rise or decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of an investment in a Equity Fund may increase or decrease. Recently, certain stock markets have experienced substantial price volatility.

     The Golden Oak Intermediate-Term Income Portfolio, Golden Oak Prime Obligation Money Market Portfolio, Goldman Core Fixed Income Fund and Goldman Financial Square Prime Obligations Fund will be subject to the risks associated with fixed-income securities. To the extent it invests in fixed-income securities, an Equity Fund will also be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Golden Oak Portfolio or its Corresponding Goldman Fund will not recover its investment. Call risk and extension risk are normally present when the borrower has the option to prepay its obligations.

     The Reorganization of certain Golden Oak Portfolios into Goldman Funds will expose the shareholders of the Golden Oak Portfolios to the following additional principal risk factors (capitalized terms are described in the table that follows this discussion).

If a shareholder invests in the following Golden Oak Portfolio:	The Corresponding Goldman Fund will carry the following additional principal risk factors:

Golden Oak Growth Portfolio	Foreign Risk; Emerging Countries Risk; Fixed Income Risk; Interest Rate Risk; Credit/Default Risk; IPO Risk

Golden Oak Value Portfolio	Foreign Risk; Emerging Countries Risk; Fixed-Income Risk; Interest-Rate Risk; Credit/Default Rate Risk; IPO Risk

Golden Oak Small Cap Value Portfolio	Foreign Risk; Emerging Countries Risk; Fixed-Income Risk; Interest-Rate Risk; Credit/Default Rate Risk; IPO Risk

Golden Oak International Equity Portfolio	Fixed-Income Risk; Interest-Rate Risk; Credit/Default Rate Risk; IPO Risk

Golden Oak Intermediate-Term Income Portfolio	Foreign Risk; Emerging Countries Risk; Sovereign Risk

     All of the principal risks applicable to the Golden Oak Portfolios and the Goldman Funds are described in the table that follows below. More information about certain types of portfolio securities and investment techniques, and their associated risks, is provided in Appendix A to the prospectuses of the Goldman Funds. You should consider the investment risks discussed in this section and the prospectuses of the Goldman Funds, which are important to your investment choice.

Principal Risk	Funds Subject to Risk
Net Asset Value Risk - The risk that a money market fund will not be able to maintain a net asset value per share of $1.00 at all times. For non-money market funds, the risk that the net asset value and value of your investment will fluctuate.
All Golden Oak Portfolios All Goldman Funds

Fixed-Income Risk – The market value of fixed-income investments change in response to interest rate changes and other factors.	Golden Oak Intermediate-Term Income and Prime Obligation Money Market Portfolios All Goldman Funds

Interest Rate Risk - The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. Also, with respect to money market funds, during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.
Golden Oak Intermediate-Term Income Portfolio Golden Oak Prime Obligation Money Market Portfolio All Goldman Funds

Credit/Default Risk - The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.	Golden Oak Intermediate-Term Income and Prime Obligation Money Market Portfolios All Goldman Funds

Call Risk – The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
Golden Oak Intermediate-Term Income Portfolio Goldman Sachs Core Fixed Income Fund

Principal Risk	Funds Subject to Risk
Extension Risk – The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as Mortgage –Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.
Golden Oak Intermediate-Term Income Portfolio Goldman Sachs Core Fixed Income Fund

Event Risk - Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors.	Golden Oak Intermediate-Term Income and Prime Obligation Money Market Portfolios Goldman Sachs Core Fixed Income and Financial Square Prime Obligations Funds

U.S. Government Securities Risk - The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. Government Securities purchased by the Funds, such as those issued by the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
Golden Oak Intermediate-Term Income Portfolio and Prime Obligation Money Market Portfolios Goldman Sachs Core Fixed Income and Financial Square Prime Obligations Funds

Stock Risk - The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.	Golden Oak Growth, Value, Small Cap Value and International Equity Portfolios Goldman Sachs Strategic Growth, Large Cap Value, Small Cap Value and CORE International Equity Funds

Principal Risk	Funds Subject to Risk
Derivatives Risk - The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
Golden Oak Growth, Value, Small Cap Value, International Equity and Intermediate-Term Income Portfolios

Goldman Sachs Strategic Growth, Large Cap Value, Small Cap Value , CORE International Equity and Core Fixed Income Funds

Management Risk - The risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.	All Golden Oak Portfolios All Goldman Funds

Market Risk - The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
Golden Oak Growth, Value, Small Cap Value, International Equity and Intermediate-Term Income Portfolios

Goldman Sachs Strategic Growth, Large Cap Value, Small Cap Value, CORE International Equity and Core Fixed Income Funds

Liquidity Risk - The risk that a Fund will not be able to pay redemption proceeds within the time period stated in its Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small and mid-capitalization stocks, real estate investment trusts and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.
All Golden Oak Portfolios All Goldman Funds

Principal Risk	Funds Subject to Risk
Investment Style Risk - Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.
Golden Oak Growth, Value, Small Cap Value and International Equity Portfolios Goldman Sachs Strategic Growth, Large Cap Value, Small Cap Value and CORE International Equity Funds

Risks Related to Investing for Growth - Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
Golden Oak Growth Portfolio Goldman Sachs Strategic Growth Fund

Risks Related to Investing for Value - Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
Golden Oak Value and Small Cap Value Portfolio Goldman Sachs Large Cap Value and Small Cap Value Funds

Principal Risk	Funds Subject to Risk
Mid Cap and Small Cap Risk - The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.
Golden Oak Value, Small Cap Value and International Equity Portfolios Goldman Sachs Small Cap Value Fund

IPO Risk - The risk that the market value of initial public offering (“IPO”) shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
Goldman Sachs Strategic Growth, Large Cap Value, Small Cap Value and CORE International Equity Funds

Foreign Risk - The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
Golden Oak International Equity Portfolio Goldman Sachs Strategic Growth, Large Cap Value, Small Cap Value, CORE International Equity and Core Fixed Income Funds

Principal Risk	Funds Subject to Risk
Emerging Countries Risk - The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
Golden Oak International Equity Portfolio Goldman Sachs Strategic Growth, Large Cap Value, Small Cap Value, CORE International Equity and Core Fixed Income Funds

Sovereign Risk – The risk that the issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. Includes, Political, Economic and Repayment Risks. Political Risk is the risk associated with the general political and social environment of a country and includes, among other factors, government instability, poor socioeconomic conditions and lack of law and order. Economic Risk is the risk associated with general economic conditions and includes, among other things, low quality and growth rate of gross domestic product and high inflation or deflation. Repayment Risk is the risk associated with the inability of a country to pay its external debt obligations in the immediate future and includes, among other items, high foreign debt as a percentage of gross domestic product.
Goldman Sachs Core Fixed Income Fund

Principal Risk	Funds Subject to Risk
Currency Risk - Investments in foreign securities denominated in foreign currencies involve additional risks, including (1) the value of a Fund’s assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations; (2) a Fund may incur substantial costs in connection with conversions between various currencies; (3) a Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position; and (4) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.
Golden Oak International Equity Portfolio Goldman Sachs CORE International Equity Fund

INFORMATION ABOUT THE REORGANIZATION

     Significant features of the Reorganization are summarized below. This summary is qualified in its entirety by reference to the Reorganization Agreement which is attached as Appendix A.

Reasons for the Reorganization

     Background. As of May 31, 2004, the Golden Oak Portfolios had total assets of $449 million and no single Golden Oak Portfolio had assets in excess of $135 million. Managing mutual funds in an efficient and profitable manner requires significant assets per portfolio and in the aggregate. CBCM has been concerned about the long-term viability of the Golden Oak Portfolios due to their relatively low asset size and the decline in net assets of the Golden Oak Portfolios in recent years. Moreover, it has become increasingly difficult for a relatively small fund operation such as that managed by CBCM to compete. In addition, the infrastructure and oversight (and associated costs and contingent liability) needed to comply with new regulations recently promulgated by the Securities and Exchange Commission have placed significantly greater regulatory and economic burdens on CBCM and the Golden Oak Portfolios.

     After reaching a decision to withdraw from the investment company management business, CBCM initiated a process whereby it identified multiple mutual fund complexes which were believed to be potentially acceptable reorganization partners. CBCM then analyzed information about the mutual fund complexes which expressed an interest in a reorganization transaction. CBCM reviewed the availability of similar (in relation to the Golden Oak Portfolios) style portfolios with similar investment objectives and matching share classes, expense ratios, performance history as well as detailed information concerning the applicable mutual funds and its service providers. After considering, (1) (a) the investment objectives, policies and limitations, (b) historical investment performance, (c) the investment advisory fees and other expenses, (d) types of share classes; and (e) number of investment options available to shareholders of the Golden Oak Portfolios relative to the Goldman Funds; and (2) the capabilities, practices, resources and brand identity of Goldman Sachs, including its well-developed distribution network, CBCM concluded that funds managed by GSAM would be excellent candidates for a reorganization transaction. CBCM’s conclusion was based on CBCM’s analysis that due to the overall generally lower expense ratios, matching share classes, similar investment objectives, substantial research commitment and superior performance history, the Goldman Funds represented the best alternative for the shareholders of the Golden Oak Portfolios. CBCM informed the Trustees of Golden Oak who are not interested persons (as defined in the 1940 Act) of Golden Oak (“Independent Trustees”) of its decision to withdraw from the investment company management business and proposed to them a course of action for Golden Oak that would allow the Golden Oak Portfolios to be acquired by the Goldman Funds.

Board Considerations

     At a meeting held on July 19, 2004, Golden Oak’s Board of Trustees, including the Independent Trustees, considered the circumstances facing the Golden Oak Portfolios in light of CBCM’s decision to exit the business of managing mutual fund investment portfolios. The Board of Trustees, including the Independent Trustees (who were assisted by independent legal counsel), considered the proposed Reorganization and the Reorganization Agreement and approved in principle the Reorganization subject to completion of a due diligence review of Goldman. The Golden Oak Board of Trustees agreed to meet again on August    , 2004 after the completion of the due diligence review in order to consider whether to formally approve the Reorganization. At the August    , 2004, Golden Oak Board of Trustees’ meeting, the Board of Trustees determined that the Reorganization was in the best interests of each Golden Oak Portfolio. At the same time, the Board of Trustees also determined that the interests of existing shareholders of each Golden Oak Portfolio would not be diluted as a result of its Reorganization. The Board of Trustees also resolved to call a Meeting and recommend to shareholders that they vote to approve the Reorganization. Likewise, at a meeting on August 5, 2004, the Board of Trustees of Goldman also determined that the Reorganization was in the best interests of each Goldman Fund. The Goldman Board of Trustees also determined that the interests of the existing shareholders invested in each Goldman Fund would not be diluted as a result of the Reorganization.

     In evaluating the Reorganization, Golden Oak’s Board of Trustees requested and reviewed, with the assistance of independent counsel, materials furnished by CBCM and GSAM. These materials included written information regarding GSAM and its personnel, operations and financial condition. These materials summarized the principal terms and conditions of the Reorganization, including the intention that the Reorganization be consummated on a tax-free basis for each Golden Oak Portfolio and its respective shareholders. In addition, the Golden Oak Trustees received comparative information about the Golden Oak Portfolios and their respective Corresponding Goldman Funds, including information concerning, but not limited to, the following matters: (1) the investment objectives and policies of such Goldman Funds; (2) advisory, distribution and other servicing arrangements of such Goldman Funds; (3) fund expenses; and (4) performance of such Goldman Funds. The Golden Oak Board also was provided with information about GSAM and its investment advisory capabilities, including information regarding those individuals or teams of individuals with responsibility for managing each Goldman Fund.

     During its deliberations, Golden Oak’s Board of Trustees (with the advice and assistance of its independent counsel) reviewed, among other things: (1) the potential effect of the Reorganization on the shareholders of the Golden Oak Portfolios, including expected expense reductions for all Golden Oak Portfolios except Class A Shares of the Golden Oak Growth Portfolio; (2) the capabilities, practices and resources of GSAM and the other service providers used by Goldman; (3) the investment advisory and other fees paid by the Goldman Funds, and the historical and projected expense ratios of the Goldman Funds as compared with those of the Golden Oak Portfolios; (4) the investment objectives, policies and limitations of the Goldman Funds and their relative compatibility with those of the Golden Oak Portfolios; (5) the historical investment performance records of the Golden Oak Portfolios and the Goldman Funds, relative to each other; (6) the larger asset base of Goldman relative to Golden Oak; (7) the terms and conditions of the Reorganization Agreement; (8) the anticipated tax consequences of the Reorganization for the respective Golden Oak Portfolios and their shareholders and (9) the advice and recommendation of CBCM, including its opinion that in light of the foregoing, the Reorganization would be in the best interests of Golden Oak Portfolio shareholders. The Golden Oak Board of Trustees also considered that CBCM would enter into a revenue sharing arrangement where CBCM and certain affiliates will enter into a separate services agreement and, where applicable, distribution agreements with GSAM and its affiliates whereby CBCM and/or certain affiliates will be compensated by GSAM and its affiliates (from bona fide investment advisory profits) based both on the amount of assets from CBCM or affiliated accounts invested in the Goldman Funds and the performance by either CBCM or certain of its affiliates of services that benefit both the underlying shareholders of the Goldman Funds and GSAM. In addition, with respect to Class A Share investments in the Goldman Funds, CBCM and/or its affiliates also will be eligible to receive sales commissions resulting from new transactions following the Reorganization as well as ongoing distribution and service payments paid directly by the Goldman Funds and/or by the Goldman distributor. GSAM will also pay to CBCM $700,000 to assist CBCM in connection with the fees and expenses incurred by Golden Oak, the Golden Oak Portfolios or CBCM in connection with entering into and carrying out the Reorganization Agreement, including tax services, proxy printing and solicitation costs, audit services, explicit brokerage commissions associated with the Reorganization, account conversion expenses, penalties involving termination of service contracts, applicable foreign, federal or state stock transfer stamps and any other stamp duty taxes and legal and regulatory contingency support. CBCM anticipates that the total fees and expenses incurred by Golden Oak, the Golden Oak Portfolios or CBCM will exceed $700,000. The Golden Oak Board of Trustees also considered the viability of the Golden Oak Portfolios absent approval of the proposed Reorganization, including alternatives to the Reorganization such as combining with different funds and liquidating the Golden Oak Portfolios.

The Reorganization Agreement

     The following summary of the Reorganization Agreement is qualified in its entirety by reference to the Reorganization Agreement attached to this Proxy/Prospectus as Appendix A.

     The Reorganization Agreement provides that with respect to each Golden Oak Portfolio: (1) all of the Golden Oak Portfolio’s assets will be acquired, and all of the liabilities (except those explicitly excluded as provided in the Reorganization Agreement, if any) of the Golden Oak Portfolio will be assumed, by its Corresponding Goldman Fund in exchange for Class A Shares (or FST Administration Shares in the case of the Goldman Sachs Financial Square Prime Obligations Fund) and Institutional Shares (or FST Shares in the case of the GS Financial Square Prime Obligations Fund) of the Corresponding Goldman Fund, (2) Class A Shares (or FST Administration Shares in the case of the Goldman Sachs Financial Square Prime Obligations Fund) and Institutional Shares (or FST Shares in the case of the Goldman Sachs Financial Square Prime Obligations Fund) of the Corresponding Goldman Fund received will be distributed to the shareholders of the Golden Oak Portfolio, and (3) the Golden Oak Portfolio will liquidate.

Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur upon the close of business on September 30, 2004 or on a later date as the parties may agree (the “Closing Date”).

     With respect to the Reorganization, each shareholder of a Golden Oak Portfolio will receive the number of full and fractional (to the third decimal place) Class A Shares (or FST Administration Shares in the case of the Goldman Sachs Financial Square Prime Obligations Fund) or Institutional Shares (or FST Shares in the case of the Goldman Sachs Financial Square Prime Obligations Fund) of its Corresponding Goldman Fund equal in value to the value of the Golden Oak Portfolio’s Class A or Institutional Shares, respectively, held as of the close of regularly scheduled trading on the NYSE on the Closing Date. Immediately upon receipt of Goldman Fund shares, the Golden Oak Portfolio will liquidate and distribute pro-rata to its shareholders of record as of the Closing Date the shares of the Corresponding Goldman Fund received by the Golden Oak Portfolio in the Reorganization. The transactions described above are summarized in the following table.

Golden Oak Portfolios	Goldman Funds
Golden Oak Growth Portfolio	Goldman Sachs Strategic Growth Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares
Golden Oak Value Portfolio	Goldman Sachs Large Cap Value Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares
Golden Oak Small Cap Value Portfolio	Goldman Sachs Small Cap Value Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares
Golden Oak International Equity Portfolio	Goldman Sachs CORESM International Equity Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares
Golden Oak Intermediate-Term Income Portfolio	Goldman Sachs Core Fixed Income Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares
Golden Oak Prime Obligation Money Market Portfolio	Goldman Sachs Financial Square Prime Obligations Fund
Class A Shares	FST Administration Shares
Institutional Shares	FST Shares

     The liquidation and distribution of the Golden Oak Portfolio’s shares will be accomplished by the transfer of the Corresponding Goldman Fund’s shares then credited to the account of the Golden Oak Portfolio on the books of the Corresponding Goldman Fund to open accounts on the share records of the Corresponding Goldman Fund in the names of the shareholders of the Golden Oak Portfolio. The aggregate net asset values of the Class A Shares (or FST Administration Shares in the case of the Goldman Sachs Financial Square Prime Obligations Fund) and Institutional Shares (or FST Shares in the case of the Goldman Sachs Financial Square Prime Obligations Fund) of the Corresponding Goldman Fund to be credited to the shareholders of the Golden Oak Portfolio will be equal to the aggregate net asset values of the Class A and Institutional Shares, respectively, of the Golden Oak Portfolio owned by such shareholders on the Closing Date. All issued and outstanding shares of each Golden Oak Portfolio will simultaneously be canceled on the books of such Golden Oak Portfolio.

     After such distribution of Goldman Fund shares, if the reorganization of the Golden Oak Michigan Tax Free Bond Portfolio with and into a third party that is unaffiliated with the parties to the Reorganization Agreement is consummated, Golden Oak will take all necessary steps under the laws of the State of Delaware, its Agreement and Declaration of Trust and By-Laws, and any other applicable law to effect a complete dissolution of Golden Oak.

     CBCM and GSAM will bear the expenses of the Reorganization as follows. CBCM, with respect to Golden Oak and the Golden Oak Portfolios, and GSAM, with respect to Goldman and the Goldman Funds, shall be liable for their respective counsel fees and legal expenses incurred in connection with entering into and carrying out the transactions contemplated by the Reorganization Agreement, whether or not the transactions contemplated by the Reorganization Agreement are concluded. GSAM will pay to CBCM $700,000 to assist CBCM in connection with fees and expenses incurred by Golden Oak, the Golden Oak Portfolios or CBCM in connection with entering into and carrying out the transactions contemplated by the Reorganization Agreement, including tax services, proxy printing and solicitation costs, audit services, explicit brokerage commissions associated with the Reorganization, account conversion expenses, penalties involving termination of service contracts, applicable foreign, federal or state stock transfer stamps and any other stamp duty taxes and legal and regulatory contingency support. CBCM shall be liable for all fees and expenses of every kind and description with respect to Golden Oak and the Golden Oak Portfolios incurred in connection with entering into and carrying out the transactions contemplated by the Reorganization Agreement in excess of such amount. GSAM shall be liable for all fees and expenses of every kind and description with respect to Goldman and the Goldman Funds incurred in connection with entering into and carrying out the transactions contemplated by the Reorganization Agreement. Golden Oak and Goldman Trust will not bear any direct fees or expenses in connection with the Reorganization or explicit brokerage commission resulting from portfolio transactions executed on behalf of the Golden Oak Portfolios in preparation of the Reorganization.

     The Reorganization Agreement contains a number of representations and warranties made by Golden Oak to Goldman related to, among other things, its legal status, compliance with laws and regulations and financial position (section 4.1) and similar representations and warranties made by Goldman to Golden Oak (section 4.2). The Reorganization Agreement contains a number of conditions precedent that must occur before either Golden Oak or Goldman are obligated to proceed with any of the Reorganization (sections 6.1, 6.2 and 6.3). These include, among others, that: (1) the shareholders of each Golden Oak Portfolio approve the Reorganization of their Golden Oak Portfolio, (2) Golden Oak receive from the Goldman Trust’s legal counsel and Goldman Trust receive from Golden Oak’s legal counsel, certain opinions supporting the representations and warranties made by each party regarding legal status and compliance with laws and regulations (including an opinion from the Goldman Trust counsel that the shares issued in the Reorganization will be validly issued, fully paid and non assessable), (3) both Golden Oak and the Goldman Trust receive from the Goldman Trust’s counsel the tax opinion discussed below under “Federal Income Tax Consequences;” and (4) the receipt of certain certificates from Golden Oak and Goldman Trust officers concerning the continuing accuracy of representations and warranties in the Reorganization Agreement.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date by: (1) the mutual consent of Golden Oak and the Goldman Trust, (2) Golden Oak upon any material breach by the Goldman Trust of any of its representations, warranties or covenants contained in the Reorganization Agreement, if Goldman does not cure such breach within 10 days, (3) Goldman Trust upon any material breach by Golden Oak of any of its representations, warranties or covenants contained in the Reorganization Agreement, if Golden Oak does not cure such breach within 10 days, (4) either Golden Oak or Goldman Trust if the Closing does not occur by                , 2004.

     Approval of each Reorganization requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund. See the section of this Proxy/Prospectus entitled “Voting Information” for more information.

     The Reorganization Agreement provides that the failure of any Golden Oak Portfolio to consummate the transactions contemplated in the Reorganization Agreement will not affect the consummation of the validity of the Reorganization with respect to any other Golden Oak Portfolios.

     The Reorganization Agreement also provides that in order to facilitate the transfer of the assets of the Golden Oak Portfolios on the Closing Date, GSAM may request that CBCM limit or cease portfolio trading on behalf of a Golden Oak Portfolio for a period of up to three days prior to the Closing Date. CBCM further has agreed that it will accommodate such requests to the extent such trading restrictions are consistent with fulfilling its fiduciary obligations as an investment adviser.

     The Golden Oak Michigan Tax Free Bond Portfolio will not be part of the Reorganization but is expected to be reorganized into the Federated Michigan Intermediate Municipal Trust. If the Reorganization Agreement is approved by Golden Oak shareholders at the Special Meeting, it is expected that the Reorganization will be completed whether or not the Golden Oak Michigan Tax Free Bond Portfolio reorganization is completed. Once the reorganizations and liquidation are completed, Golden Oak will wind up its affairs and apply to be deregistered as an investment company under the 1940 Act and thereafter terminated as a statutory trust under Delaware law.

     Although each Golden Oak Portfolio has a similar investment objective and principal strategies to its Corresponding Goldman Fund, some of a Golden Oak Portfolio’s holdings may not be permissible portfolio holdings for its Corresponding Goldman Fund. Therefore, some portion of a Golden Oak Portfolio’s securities holdings may be sold prior to the Reorganization. In addition, for certain Golden Oak Portfolios, GSAM anticipates selling a substantial portion of such Golden Oak Portfolios shortly after the Reorganization. To the extent that a Golden Oak Portfolio’s securities holdings are sold prior to the Reorganization, the proceeds of such sales will be held in temporary investments or reinvested in assets that the Corresponding Goldman Fund may hold. The possible need for a Golden Oak Portfolio to dispose of certain portfolio investments prior to the Reorganization could result in selling such investments at a disadvantageous time. The sale of securities either prior to the Reorganization or shortly thereafter could result in the Golden Oak Portfolio or its corresponding Goldman Fund realizing gains (which may be taxable) or losses that would not otherwise have been realized but for the Reorganization. Such a sale of assets and the reinvestment of the proceeds would involve brokerage and other transactional costs. In this event, CBCM and GSAM will pay the brokerage commissions resulting from portfolio transactions executed on behalf of the Golden Oak Portfolios in preparation for the Reorganization.

     If the Reorganization is approved, Golden Oak Portfolio shareholders who do not wish to have their Golden Oak shares exchanged for shares of a Corresponding Goldman Fund as part of the Reorganization should redeem their shares prior to the consummation of the Reorganization. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Description of the Securities to be Issued

     Shareholders of each Golden Oak Portfolio as of the Closing Date will receive full and/or fractional Class A Shares (or FST Administration Shares in the case of the Goldman Sachs Financial Square Prime Obligations Fund) and Institutional Shares (or FST Shares in the case of the Goldman Sachs Financial Square Prime Obligations Fund) of the respective Corresponding Goldman Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. The Goldman Fund shares to be issued in connection with each Reorganization will be fully paid and non-assessable when issued, and will have no pre-emptive or conversion rights. The rights of shareholders of Golden Oak and Goldman Trust are comparable. For more information see “Comparison of Golden Oak Portfolios and Goldman Funds — Comparison of Golden Oak’s and Goldman Trust’s Charter Documents and — Shareholder Transactions and Services of the Golden Oak Portfolios and Goldman Funds.”

Federal Income Tax Consequences

     The exchange of each Golden Oak Portfolio’s assets for the Corresponding Goldman Fund shares and the assumption of the liabilities (except those explicitly excluded as provided in the Reorganization Agreement, if any) of each Golden Oak Portfolio pursuant to the Reorganization Agreement is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, Golden Oak and the Goldman Trust will receive the opinion of Drinker Biddle & Reath LLP, counsel to the Goldman Trust, to the effect that on the basis of the existing provisions of the Code, Treasury regulations thereunder, current administrative rulings and pronouncements and court decisions, and certain facts, qualifications, assumptions and representations, with respect to each Reorganization, for federal income tax purposes:

(1)	the Reorganization will constitute a “reorganization” within the meaning of section 368(a) of the Code, and the Goldman Fund and Golden Oak Portfolio will be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)	the Golden Oak Portfolio will recognize no gain or loss (a) upon the transfer of its assets to the Goldman Fund in exchange for Goldman Fund shares, and (b) upon the distribution of those shares to the shareholders of the Golden Oak Portfolio;

(3)	the Goldman Fund will recognize no gain or loss upon the receipt of the assets of the Golden Oak Portfolio in exchange for shares of the Goldman Fund and the assumption of the liabilities of the Golden Oak Portfolio;

(4)	the tax basis in the hands of the Goldman Fund of each asset of the Golden Oak Portfolio transferred to the Goldman Fund in the Reorganization will be the same as the basis of that asset in the hands of the Golden Oak Portfolio immediately before the transfer;

(5)	the holding period of each asset of the Golden Oak Portfolio in the hands of the Goldman Fund will include the period during which that asset was held by the Golden Oak Portfolio;

(6)	the shareholders of the Golden Oak Portfolio will recognize no gain or loss upon the exchange of shares of the Golden Oak Portfolio for shares of the Goldman Fund;

(7)	the aggregate tax basis of the Goldman Fund shares received by each shareholder of the Golden Oak Portfolio will equal the aggregate tax basis of Golden Oak Portfolio shares surrendered in exchange therefor;

(8)	the holding periods of the Goldman Fund shares received by each Golden Oak Portfolio shareholder will include the holding periods of the Golden Oak Portfolio shares surrendered in exchange therefor, provided that the Golden Oak Portfolio shares are held by that shareholder as capital assets on the date of the exchange; and

(9)	the Goldman Fund will succeed to and take into account the tax attributes of the Golden Oak Portfolio described in section 381(c) of the Code, subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

     Shares held for the purpose of investment are generally considered to be capital assets.

     Neither Golden Oak nor the Goldman Trust has sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS nor does it preclude the IRS from adopting a contrary position.

     Immediately before the Reorganization, each Golden Oak Portfolio will pay a dividend or dividends that, together with all previous dividends, will have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or before the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, recognized in taxable years ending on or before the Closing Date. Any such dividends will generally be included in the taxable income of a Golden Oak Portfolio’s shareholders.

     As a result of the Reorganization, each Goldman Fund will succeed to the tax attributes of the Corresponding Golden Oak Portfolio, except that the amount of capital loss carryforwards of a Golden Oak Portfolio that the Corresponding Goldman Fund may use to offset capital gains recognized after the Reorganization will be subject to an annual limitation under sections 382 and 383 of the Code. In general, the limitation for each taxable year will equal the sum of (1) the product of the net asset value of the Golden Oak Portfolio as of the Closing Date multiplied by that month’s “long-term tax-exempt rate” (which is a market-based rate published by the Internal Revenue Service each month) plus (2) the amount of any unrealized built-in gains of the Golden Oak Portfolio as of the Closing Date that the Goldman Fund recognizes within the first five taxable years ending after the Closing Date (as long as the amount of unrealized built-in gains is greater than the lesser of (i) 15% of the net asset value of the Golden Oak Portfolio or (ii) $10,000,000 as of the Closing Date). (The annual limitation will be proportionately reduced for the post-Closing Date portion of the Goldman Fund’s current taxable year and for any subsequent short taxable year.)

     As of January 31, 2004: the Golden Oak Value Portfolio had capital loss carryforwards of $5,846,099; the Golden Oak Growth Portfolio had capital loss carryforwards of $33,701,382; and the Golden Oak International Equity Portfolio had capital loss carryforwards of $10,931,215. Accordingly, the annual limitation under sections 382 and 383 of the Code may have the effect of precluding the Goldman Sachs Large Cap Value Fund, Goldman Sachs Strategic Growth Fund and Goldman Sachs CORE International Equity Fund from using some of the aforementioned capital loss carryforwards altogether.

     Shareholders should consult their own tax advisers concerning the potential tax consequences of each Reorganization to them, including foreign state, and local tax consequences.

Capitalization

     The following tables show the capitalization of each Golden Oak Portfolio and its Corresponding Goldman Fund as of February 29, 2004 with respect to the Equity Funds, April 30, 2004 with respect to the Fixed Income Funds and December 31, 2003 with respect to the Money Market Funds, and the capitalization of such Goldman Fund on a pro-forma basis as of that date after giving effect to the Reorganization. The following are examples of the number of Class A Shares (or FST Administration Shares in the case of the Goldman Sachs Financial Square Prime Obligations Fund) and Institutional Shares (or FST Shares in the case of Goldman Sachs Financial Square Prime Obligations Fund) of a Goldman Fund that would be exchanged for the shares of its Corresponding Golden Oak Portfolio if the Reorganization shown had been consummated on February 29, 2004 with respect to the Equity Funds, April 30, 2004 with respect to the Fixed Income Funds and December 31, 2003 with respect to the Money Market Funds, and do not reflect the number of such shares or the value of such shares that would actually be received if the Reorganization depicted occurs. Amounts in the tables are in thousands, except for net asset value per share.

Golden Oak Growth Portfolio and Goldman Sachs Strategic Growth Fund

	Golden Oak	Goldman Sachs	Combined Fund
	Growth Portfolio	Strategic Growth Fund	Pro Forma
Net Assets:	$6,497	$192,288	$198,785
	(Class A Shares)	(Class A Shares)	(Class A Shares)
	$49,440	$122,927	$172,367
	(Institutional Shares)	(Institutional Shares)	(Institutional Shares)
Net Asset Value Per	$8.11	$8.51	$8.51
Share:	(Class A Shares)	(Class A Shares)	(Class A Shares)
	$8.44	$8.67	$8.67
	(Institutional Shares)	(Institutional Shares)	(Institutional Shares)
Shares Outstanding:	801	22,602	23,366
	(Class A Shares)	(Class A Shares)	(Class A Shares)
	5,855	14,174	19,876
	(Institutional Shares)	(Institutional Shares)	(Institutional Shares)

Golden Oak Value Portfolio and Goldman Sachs Large Cap Value Fund

	Golden Oak Value	Goldman Sachs Large	Combined Fund
	Portfolio	Cap Value Fund	Pro Forma
Net Assets:	$7,282	$276,964	$284,246
	(Class A Shares)	(Class A Shares)	(Class A Shares)
	$72,849	$118,430	$191,279
	(Institutional Shares)	(Institutional Shares)	(Institutional Shares)
Net Asset Value Per	$8.81	$11.61	$11.61
Share:	(Class A Shares)	(Class A Shares)	(Class A Shares)
	$8.85	$11.69	$11.69
	(Institutional Shares)	(Institutional Shares)	(Institutional Shares)
Shares Outstanding:	827	23,859	24,486
	(Class A Shares)	(Class A Shares)	(Class A Shares)
	8,227	10,134	16,366
	(Institutional Shares)	(Institutional Shares)	(Institutional Shares)

Golden Oak Small Cap Value Portfolio and Goldman Sachs Small Cap Value Fund

	Golden Oak Small Cap	Goldman Sachs Small	Combined Fund
	Value Portfolio	Cap Value Fund	Pro Forma
Net Assets:	$7,661	$866,270	$873,931
	(Class A Shares)	(Class A Shares)	(Class A Shares)
	$37,564	$229,463	$267,027
	(Institutional Shares)	(Institutional Shares)	(Institutional Shares)
Net Asset Value Per	$12.17	$39.02	$39.02
Share:	(Class A Shares)	(Class A Shares)	(Class A Shares)
	$12.24	$39.78	$39.78
	(Institutional Shares)	(Institutional Shares)	(Institutional Shares)
Shares Outstanding:	629	22,201	22,397
	(Class A Shares)	(Class A Shares)	(Class A Shares)
	3,069	5,768	6,712
	(Institutional Shares)	(Institutional Shares)	(Institutional Shares)

Golden Oak International Equity Portfolio and Goldman Sachs CORE International
Equity Fund

	Golden Oak	Goldman Sachs CORE
	International Equity	International Equity	Combined Fund
	Portfolio	Fund	Pro Forma
Net Assets:	$1,489	$115,097	$116,586
	(Class A Shares)	(Class A Shares)	(Class A Shares)
	$56,143	$253,578	$309,721
	(Institutional Shares)	(Institutional Shares)	(Institutional Shares)
Net Asset Value Per	$8.09	$9.48	$9.48
Share:	(Class A Shares)	(Class A Shares)	(Class A Shares)
	$8.13	$9.64	$9.64
	(Institutional Shares)	(Institutional Shares)	(Institutional Shares)
Shares Outstanding:	184	12,147	12,304
	(Class A Shares)	(Class A Shares)	(Class A Shares)
	6,904	26,309	32,133
	(Institutional Shares)	(Institutional Shares)	(Institutional Shares)

Golden Oak Intermediate-Term Income Portfolio and Goldman Sachs Core Fixed
Income Fund

	Golden Oak
	Intermediate-Term	Goldman Sachs Core	Combined Fund
	Income Portfolio	Fixed Income Fund	Pro Forma
Net Assets:	$8,901	$455,802	$464,703
	(Class A Shares)	(Class A Shares)	(Class A Shares)
	$88,581	$657,738	$746,319
	(Institutional Shares)	(Institutional Shares)	(Institutional Shares)
Net Asset Value Per	$10.26	$9.98	$9.98
Share:	(Class A Shares)	(Class A Shares)	(Class A Shares)
	$10.26	$10.02	$10.02
	(Institutional Shares)	(Institutional Shares)	(Institutional Shares)
Shares Outstanding:	867	45,653	46,545
	(Class A Shares)	(Class A Shares)	(Class A Shares)
	8,630	65,664	74,504
	(Institutional Shares)	(Institutional Shares)	(Institutional Shares)

Golden Oak Prime Obligation Money Market Portfolio and Goldman Sachs Financial
Square Prime Obligations Fund

		Goldman Sachs
	Golden Oak Prime	Financial Square
	Obligation Money	Prime Obligations	Combined Fund
	Market Portfolio	Fund	Pro Forma
Net Assets:	$11,611	$3,080,780	$3,092,391
	(Class A Shares)	(FST Administration Shares)	(FST Administration Shares)
	$131,973	$22,750,510	$22,882,483
	(Institutional Shares)	(FST Shares)	(FST Shares)
Net Asset Value Per	$1.00	$1.00	$1.00
Share:	(Class A Shares)	(FST Administration Shares)	(FST Administration Shares)
	$1.00	$1.00	$1.00
	(Institutional Shares)	(FST Shares)	(FST Shares)
Shares Outstanding:	11,622	3,080,780	3,092,391
	(FST Administration Shares)	(FST Administration Shares)	(FST Administration Shares)
	131,963	22,750,510	22,882,483
	(FST Shares)	(FST Shares)	(FST Shares)

COMPARISON OF GOLDEN OAK PORTFOLIOS AND GOLDMAN FUNDS

Investment Objectives and Principal Strategies

     This section briefly compares and contrasts the investment objectives and principal strategies of each Golden Oak Portfolio with those of its Corresponding Goldman Fund. More complete information may be found in the respective prospectuses for the Golden Oak Portfolios and the Goldman Fund.

Golden Oak Growth Portfolio and Goldman Sachs Strategic Growth Fund

Investment Objectives:

(a)	Golden Oak Growth Portfolio: Seeks total return.

(b)	Goldman Sachs Strategic Growth Fund: Seeks long-term growth of capital.

     Principal Investment Strategies: The Golden Oak Growth Portfolio pursues its investment objective by investing primarily in common stocks of established U.S. companies with large market capitalizations (in the upper 90% of the Russell 1000 Growth Index at the time of purchase) that demonstrate positive sustainable earnings growth. CBCM has engaged Nicholas-Applegate Capital Management (“Nicholas-Applegate”) as sub-adviser to manage the Golden Oak Portfolio on a day-to-day basis. In choosing investments for the Golden Oak Portfolio, Nicholas-Applegate focuses on a “bottom-up” analysis that evaluates the financial condition and competitiveness of individual companies. It uses a blend of computer-intensive systematic disciplines and traditional fundamental research to uncover signs of “change at the margin,” i.e., positive business developments which are not yet fully reflected in a company’s stock price. Nicholas-Applegate searches for successful, improving companies that are managing change advantageously and poised to exceed expectations. Nicholas-Applegate may sell a stock if the reason for its original purchase changes or a better stock is identified. Due to its investment strategy, the Golden Oak Portfolio may buy and sell securities frequently.

     Under normal conditions, the Goldman Sachs Strategic Growth Fund invests at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. The Goldman Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by GSAM to be strategically positioned for consistent long-term growth. Although the Goldman Fund invests primarily in publicly traded U.S. securities, it may, as a principal strategy, invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Golden Oak Value Portfolio and Goldman Sachs Large Cap Value Fund

Investment Objectives:

(a)	Golden Oak Value Portfolio: Seeks long-term capital appreciation.

(b)	Goldman Sachs Large Cap Value Fund: Seeks long-term capital appreciation and dividend income.

     Principal Investment Strategies: The Golden Oak Value Portfolio invests primarily in common stocks of established U.S. companies with medium to large market capitalizations (in excess of $3 billion at time of purchase). CBCM has engaged Systematic Financial Management, L.P. (“Systematic”) as sub-adviser to manage the Golden Oak Portfolio on a day-to-day basis. In selecting investments for the Golden Oak Portfolio, Systematic invests in companies which it believes are undervalued relative to a company’s historic and expected earnings. Systematic makes investments in these companies based on its fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Systematic also looks for “catalysts” which could positively or negatively affect prices of current and potential portfolio companies.

     Goldman Sachs Large Cap Value Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Goldman Fund moves outside this range, the Goldman Fund may, but is not required to, sell the securities. As of the date of this Proxy/Prospectus, the capitalization range of the Russell 1000® Value Index is currently between $       million and $       billion. The Goldman Fund seeks its investment objective by investing in value opportunities that GSAM defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Goldman Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities quoted in foreign currencies. The Goldman Fund also may invest up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

Golden Oak Small Cap Value Portfolio and Goldman Sachs Small Cap Value Fund

Investment Objectives:

(a)	Golden Oak Small Cap Value Portfolio: Seeks long-term capital appreciation.

(b)	Goldman Sachs Small Cap Value Fund: Seeks long-term growth of capital.

     Principal Investment Strategies: The Golden Oak Small Cap Value Portfolio invests primarily in common stocks of U.S. companies with small capitalizations (less than $2 billion at time of purchase). CBCM has engaged Systematic as sub-adviser to manage the Golden Oak Portfolio on a day-to-day basis. In choosing investments for the Golden Oak Portfolio, Systematic invests in companies that are generating cash flows, have low levels of debt and which it believes are undervalued relative to a company’s ability to generate cash flows. Systematic makes investments in these companies based on its fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Systematic also looks for “catalysts” which could positively or negatively affect prices of current and potential portfolio companies.

     Under normal circumstances, the Goldman Sachs Small Cap Value Fund invests at least 80% of its Net Assets in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. If the market capitalization of a company held by the Goldman Fund moves outside this range, the Goldman Fund may, but is not required to, sell the securities. As of the date of this Proxy/Prospectus, the capitalization range of the Russell 2000® Value Index is currently between $        million and $       billion. Under normal circumstances, the Goldman Fund’s investment horizon for ownership of stocks will be two to three years. Although the Goldman Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Goldman Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

Golden Oak International Equity Portfolio and Goldman Sachs CORE International Equity

Investment Objectives:

(a)	Golden Oak International Equity Portfolio: Seeks long-term capital appreciation.

(b)	Goldman Sachs CORE International Equity Fund: Seeks long-term growth of capital.

     Principal Investment Strategies: The Golden Oak International Equity Portfolio invests primarily in common stocks of foreign issuers located in countries included in the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI-EAFE”), and may invest the remainder of its assets in stocks of foreign issuers in other countries (including emerging market countries). CBCM has engaged BlackRock International, Ltd. (“BIL”) as sub-adviser to manage the Golden Oak Portfolio on a day-to-day basis. BIL selects stocks based both upon their potential for growth and their relative value. In choosing investments for the Golden Oak Portfolio, BIL begins with a “top-down” analysis of general global economic conditions to determine how the Golden Oak Portfolio’s investments will be allocated among these foreign regions. It then conducts a “bottom-up” fundamental analysis that evaluates key performers operating in industry sectors that BIL believes have the best potential for long-term growth. BIL focuses its analysis on individual companies’ earnings growth potential and the quality of corporate management. BIL generally does not base stock selections on company size, but rather on a company’s fundamental prospects for growth and the current valuation of the security. As a result, the Golden Oak Portfolio may own stocks of smaller capitalization companies. BIL monitors the securities held by the Golden Oak Portfolio and may sell a security when it achieves a designated price target, there is a fundamental change in a company’s growth prospects or a region’s economic outlook, or better investment opportunities become available.

     The Goldman Sachs CORE International Equity Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Goldman Fund may allocate its assets among countries as determined by GSAM from time to time, provided the Goldman Fund’s assets are invested in at least three foreign countries. The Goldman Fund may invest in the securities of issuers in countries with emerging markets or economies (“Emerging Countries”).

     The Goldman Fund seeks broad representation of large-cap issuers across major countries and sectors of the international economy. The Goldman Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Goldman Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the MSCI-EAFE® Index. In addition, the Goldman Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the MSCI-EAFE® Index. The Goldman Fund’s investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

Golden Oak Intermediate-Term Income Portfolio and Goldman Sachs Core Fixed Income Fund

Investment Objectives:

(a)	Golden Oak Intermediate-Term Income Portfolio: Seeks current income consistent with limited price volatility.

(b)	Goldman Sachs Core Fixed Income Fund: Seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.

     Principal Investment Strategies: The Golden Oak Intermediate-Term Income Portfolio primarily invests in fixed income securities issued by the U.S. Treasury and U.S. government agencies, including mortgage backed securities rated in one of the top two ratings categories, and in U.S. corporate debt rated in one of the top three ratings categories. Fixed income securities pay interest, dividends, or distributions at a specified rate, which rate may be a fixed percentage of principal or adjusted periodically. In selecting investments for the Golden Oak Portfolio, CBCM analyzes current market conditions and anticipated changes in bond prices to attempt to provide the highest level of income and capital appreciation, consistent with keeping a low level of share price fluctuation. CBCM actively manages the maturity of the Golden Oak Portfolio and purchases securities which will, on average, mature in three to ten years. Under normal circumstances, CBCM anticipates that the Golden Oak Portfolio’s dollar-weighted average maturity will be approximately six years; however, CBCM may vary this average maturity substantially (within the three-to-ten year range) in anticipation of a change in the interest rate environment. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; in order to change the duration or sector weighting of the Golden Oak Portfolio; or, to realize an aberration in a security’s market valuation.

     The Goldman Sachs Core Fixed Income Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed-income securities, including non-mortgage securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), corporate debt securities, privately issued securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans (“Mortgage-Backed Securities”) and asset-backed securities. The Goldman Fund may also invest in custodial receipts, municipal securities and convertible securities. The Goldman Fund’s investments in non-U.S. dollar denominated obligations will not exceed 25% of its Total Assets at the time of investment and 10% of the Goldman Fund’s Total Assets may be invested in obligations of issuers in Emerging Countries. However, to the extent that GSAM has entered into transactions that are intended to hedge the Goldman Fund’s position in a non-U.S. dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency. In pursuing its investment objective, the Goldman Fund uses the Lehman Brothers Aggregate Bond Index (the “Index”) as its performance benchmark, but the Goldman Fund will not attempt to replicate the Index. The Goldman Fund may, therefore, invest in securities that are not included in the Index.

Golden Oak Prime Obligation Money Market Portfolio and Goldman Financial Square Prime Obligations Fund

Investment Objectives:

(a)       Golden Oak Prime Obligation Money Market Portfolio: Preserve principal value and maintain a high degree of liquidity while providing current income.

(b)       Goldman Sachs Financial Square Prime Obligations Fund: Seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

     Each Fund is a money market fund and in accordance with Rule 2a-7 under the 1940 Act, will generally invest in instruments with remaining maturities not exceeding 397 days. Each Fund will maintain an average dollar weighted portfolio maturity of 90 days or less.

     The Golden Oak Prime Obligation Money Market Portfolio invests in a broad range of short-term U.S. dollar-denominated securities that are rated in one of the two highest rating categories by nationally recognized statistical rating organizations, or unrated securities that Wellington Management Company, LLP, the Golden Oak Portfolio’s sub-adviser, determines are of comparable quality. The Golden Oak Portfolio invests in short-term securities, including: (1) commercial paper and other short-term corporate obligations of U.S. and foreign issuers (including asset-backed securities); (2) certificates of deposit, time deposits, bankers’ acceptances, bank notes and other obligations of U.S. foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that meet certain asset requirements; (3) short-term obligations issued by state and local governments; (4) obligations of foreign governments (including Canadian and Provincial Government and Crown Agency obligations); and (5) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government. The Golden Oak Portfolio may also enter into fully-collateralized repurchase agreements.

     The Goldman Sachs Financial Square Prime Obligations Fund pursues its investment objective by investing in obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises; obligations of U.S. banks; commercial paper; and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements.

Other Investment Practices and Investment Securities of the Golden Oak Portfolios and the Goldman Funds

     The tables below compare some of the investment techniques that may (but are not required to) be used by a Golden Oak Portfolio in seeking to achieve its investment objective with those used by a Goldman Fund. Numbers in this table show allowable usage only; for actual usage, consult the Golden Oak Portfolio’s or Goldman Fund’s annual/semi-annual reports.

10 Percent of total assets (including
securities lending collateral) (Italic type)
10 Percent of net assets (excluding	Goldman		Golden		Goldman		Golden		Goldman		Golden		Goldman		Golden Oak
borrowings for investment purposes) (Roman Type)	Sachs		Oak		Sachs		Oak		Sachs		Oak		Sachs Core		International
• No specific % limitation on usage;	Strategic		Growth		Large Cap		Value		Small Cap		Small		International		Equity
limited only by the objective and	Growth		Portfolio		Value		Portfolio		Value		Cap		Equity Fund		Portfolio
strategies of the Fund	Fund				Fund				Fund		Value
— Not permitted											Portfolio
Investment Practices
Borrowings	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3
Cross Hedging of Currencies	•		—		•		—		•		—		•		•
Custodial Receipts and Trust Certificates	•		•		•		•		•		•		•		•
Currency Swaps	—		—		—		—		—		—		15	[1]	•
Equity Swaps	15	[1]	—		15	[1]	—		15	[1]	—		15	[1]	—
Foreign Currency Transactions	•	[2]	—		•	[2]	—		•		—		•		•
Futures Contracts and Options on Futures Contracts	•		•		•		•		•		•		•		•
Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary ReceiptsTM)	10		10		10		10		10		10		10		10
Options on Foreign Currencies	•	[3]	—		•	[3]	—		•	[3]	—		•	[3]	•
Options on Securities and Securities Indices	•	[4]	•	[4]	•	[4]	•	[4]	•	[4]	•	[4]	•	[4]	•	[4]
Repurchase Agreements	•		•		•		•		•		•		•		•
Securities Lending	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3
Short Sales Against the Box	25		—		25		—		25		—		25		—
Unseasoned Companies	•		—		•		—		•		—		•		—
Warrants and Stock Purchase Rights	•		•		•		•		•		•		•		•
When-Issued and Forward Commitments	•		—		•		—		•		—		•		—

1.	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

2.	Limited by the amount the Goldman Fund invests in foreign securities.

3.	The Goldman Fund may purchase and sell call and put options.

4.	The Goldman Fund may sell covered call and put options and purchase call and put options. The Golden Oak Growth and International Equity Portfolios may write covered call options only. The Golden Oak Value and Small Cap Value Portfolios reserve the ability to write and purchase options for hedging purposes.

10 Percent of total assets (including
securities lending collateral) (Italic type)
10 Percent of net assets (excluding	Goldman	Golden	Goldman	Golden	Goldman	Golden	Goldman	Golden Oak
borrowings for investment purposes) (Roman Type)	Sachs	Oak	Sachs	Oak	Sachs	Oak	Sachs Core	International
• No specific % limitation on usage;	Strategic	Growth	Large Cap	Value	Small Cap	Small	International	Equity
limited only by the objective and	Growth	Portfolio	Value	Portfolio	Value	Cap	Equity Fund	Portfolio
strategies of the Fund	Fund		Fund		Fund	Value
— Not permitted						Portfolio
Investment Securities
American, European and Global Depositary Receipts	•	•	•	•	•	•	•	•
Asset-Backed and Mortgage-Backed Securities[1]	•	—	•	—	•	—	—	—
Bank Obligations[1]	•	•	•	•	•	•	•	•
Convertible Securities[2]	•	—	•	•	•	•	•	•
Corporate Debt Obligations[1]	•	•	•	•	•	•	•	•
Equity Investments	90+	80+	80+	80+	80+	80+	80+	80+
Emerging Country Securities[3]	10	—	25	—	25	—	25	•
Fixed Income Securities[4]	•	•	20	•	20 [5]	•	20	•
Foreign Securities	10	•	25	•	25	—	•	• [8]
Foreign Government Securities	—	—	—	—	—	—	•	•
Non-Investment Grade Fixed Income Securities	10 [6]	—	10 [6]	—	20 [6]	—	—	—
Real Estate Investment Trusts (“REITs”)	•	•	•	•	•	•	•	•
Structured Securities	• [7]	•	• [7]	•	• [7]	•	• [7]	•
Temporary Investments	100	100	100	100	100	100	35	100
U.S. Government Securities	•	•	•	•	•	•	•	•

1.	Limited by the amount the Goldman Fund invests in fixed-income securities.

2.	The Goldman Funds use the same rating criteria for convertible and non-convertible debt securities.

3.	Limited by the amount the Goldman Fund invests in foreign securities.

4.	Except as noted under “Non-Investment Grade Fixed Income Securities” with respect to the Goldman Funds, fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)) at the time of investment.

5.	The Goldman Sachs Small Cap Value Fund may invest in the aggregate up to 20% of the Net Assets in (a) securities of companies with public stock market capitalizations outside the range of companies consulting the Russell 2000 Value Index at the time of investment and (2) fixed income securities.

6.	May be BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.

7.	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

8.	The Golden Oak International Equity Portfolio may invest more than 25% of its assets in securities whose issuers are located in Japan.

10 Percent of total assets (including securities lending collateral) (Italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (Roman Type)	Goldman		Golden Oak
• No specific % limitation on usage; limited only by the objective and strategies of the Fund	Sachs Core		Intermediate-
— Not permitted	Fixed		Term Income
	Income		Portfolio
Fund
Investment Practices
Borrowings	33	1/3	33	1/3
Credit, Interest Rate and Total Return Swaps[1]	•		—
Currency Options and Futures	•		—
Cross Hedging of Currencies	•		—
Currency Swaps[1]	•		—
Financial Futures Contracts	•		—
Forward Foreign Currency Exchange Contracts	•		—
Futures Contracts and Options on Futures Contracts	•		•
Interest Rate Floors, Caps and Collars	•		—
Mortgage Dollar Rolls	•		—
Mortgage Swaps[1]	•		—
Options (including options on futures)	•		•	[4]
Options on Foreign Currencies	•		—
Repurchase Agreements[2]	•		•
Securities Lending	33	1/3	•
When-Issued Securities and Forward Commitments	•		•
Investment Securities
Asset-Backed Securities	•		•
Bank Obligations	•		•
Convertible Securities	•		—
Corporate Debt Obligations and Trust Preferred Securities	•		•
Emerging Country Securities[3]	10		—
Floating and Variable Rate Obligations	•		•
Foreign Securities[3]	25		20
Mortgage-Backed Securities	•		•
Adjustable Rate Mortgage Loans	•		•
Collateralized Mortgage Obligations	•		•
Fixed Rate Mortgage Loans	•		•
Government Issued Mortgage-Backed Securities	•		•
Multiple Class Mortgage-Backed Securities	•		•
Privately Issued Mortgage-Backed Securities	•		•
Stripped Mortgage-Backed Securities	•		•
Structured Securities	•		•
Taxable Municipal Securities	•		•
Tax-Free Municipal Securities	•		—
Temporary Investments	•		•
U.S. Government Securities	•		•

1.	The Goldman Fund is limited to 15% of net assets (together with other illiquid securities) for all structures securities which are not deemed to be liquid and all swap transactions.

2.	The Goldman Fund may enter into repurchase agreements collateralized by securities issued by foreign governments.

3.	For the Goldman Fund, includes issuers domiciled in one country and issuing securities denominated in the currency of another. The Goldman Fund may invest up to 25% of its respective net assets in securities not denominated in U.S. dollars (unless the Goldman Fund’s position is hedged against currency risk).

4.	The Golden Oak Portfolio may write call options on a covered basis only.

10 Percent of total assets (including securities lending collateral) (Italic type)	Goldman	Golden Oak
10 Percent of net assets (excluding borrowings for investment purposes) (Roman Type)	Sachs	Prime
• No specific % limitation on usage; limited only by the objective and strategies of the Fund	Financial	Obligation
— Not permitted	Square	Money
	Prime	Market
	Obligations	Portfolio
Fund
Investment Policies
U.S. Treasury Obligations	•[1]	•
U.S. Government Securities	•	•
Bank Obligations	• (U.S. Banks Only)[2]	• (U.S. or foreign Banks)
Commercial Paper	•	• (U.S. and foreign)
Short-Term Obligations of Corporations and Other Entities	• (U.S. entities only)	• (U.S. or foreign)
Repurchase Agreements	•	•
Asset Backed and Receivables Backed Securities	•[3]	•
Foreign Government Obligations (US$)	—	•
Municipals	•[4]	—
Custodial Receipts	•	•
Unrated Securities	•[5]	•
Investment Companies	• (Up to 10% of total assets in other investment companies)	• (Up to 10% of total assets in other investment companies)
Private Activity Bonds	•	•
Credit Quality	First Tier[6]	Second Tier[7]

1.	Issued or guaranteed by the U.S. Treasury.

2.	Including foreign branches of U.S. banks.

3.	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of NRSROs.

4.	The Goldman Fund will only make such investments when yields on such securities are attractive compared to other taxable investments.

5.	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to first tier securities. In addition, a Goldman Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

6.	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating by that NRSRO or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from an entity with such ratings. U.S. Government Securities are considered First Tier Securities.

7.	Second Tier securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain circumstances to demand payment from an entity with such ratings.

Investment Restrictions

     This section briefly compares and contrasts certain fundamental and non-fundamental investment restrictions of each Golden Oak Portfolio with those of its Corresponding Goldman Fund. More complete information may be found in the respective statements of additional information for the Golden Oak Portfolios and the Goldman Funds.

     Unless otherwise indicated, the restrictions discussed below are fundamental policies of a Golden Oak Portfolio or Goldman Fund. This means that it cannot be changed without approval of shareholders. Investment restrictions that are non-fundamental may be changed for the Golden Oak Portfolios and Goldman Funds by the Boards of Trustees of Golden Oak and Goldman Trust, respectively.

     Pledges, Mortgages and Hypothecations of Assets. The Golden Oak Portfolios may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure temporary permitted borrowings in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending. The Goldman Funds do not have a similar investment restriction.

     Purchases of Securities on Margin. The Golden Oak Portfolios may not purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions. This restriction is a non-fundamental policy. The Goldman Funds may purchase securities on margin to the extent permitted by applicable law.

     Short Sales of Securities. Neither the Golden Oak Portfolios and the Goldman Funds may sell securities short or maintain a short position, except, with respect to the Goldman Funds, for short sales against-the-box. This restriction is a non-fundamental policy for both the Golden Oak Portfolios and Goldman Funds.

     Purchases of Real Estate. The Golden Oak Portfolios may not purchase or sell and the Goldman Funds may not purchase, hold or deal in real estate (including, with respect to the Golden Oak Portfolios and Goldman Core Fixed Income Fund, real estate limited partnerships), although the Goldman Funds may purchase or sell: (1) securities secured by real estate or interests in real estate, (2) securities of real estate investment trusts (other than the Goldman Core Fixed Income Fund), and (3) mortgage-related securities. All Goldman Funds may hold and sell real estate acquired as a result of ownership of securities. Golden Oak Portfolios may also, subject to their other permitted investment strategies, invest in companies that invest in real estate commodities.

     Loans. Neither the Golden Oak Portfolios and the Goldman Funds may make loans except through (1) the purchase of debt obligations in accordance with each Fund’s investment objective and policies; (2) repurchase agreements with banks, brokers, dealers and other financial institutions; and (3) loans of securities as permitted by applicable law.

     Issuance of Senior Securities. Both the Golden Oak Portfolios and Goldman Funds are prohibited from issuing senior securities to the extent such issuance would violate applicable law.

     Investments for Purposes of Exercising Control. Both the Golden Oak Portfolios and the Goldman Funds are restricted from investing in companies for the purpose of exercising control or (in the case of the Goldman Funds) management. However, for the Golden Oak Portfolios, this particular restriction is a fundamental policy, whereas, for the Goldman Funds, this restriction is a non-fundamental policy.

     Borrowings. The Golden Oak Portfolios have a fundamental restriction on borrowing money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Golden Oak Portfolio’s assets, asset coverage of at least 300% is required. In the event that such asset coverage at any time falls below 300%, the Golden Oak Portfolio will, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the Golden Oak Portfolio’s total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

     On the other hand, each Goldman Fund has a fundamental investment restriction of not borrowing money, except a Goldman Fund may (1) borrow from banks or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including amount borrowed), (2) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (3) obtain short-term credits necessary for the clearance of purchases and sales of portfolio securities, (4) purchase securities on margin to the extent permitted by applicable law, and, other than the Goldman Sachs Financial Square Prime Obligations Fund, (5) engage in transactions in mortgage dollar rolls which are accounted for as financings. In addition, while each Fund has a fundamental investment restriction of not purchasing securities when borrowings exceed 5% of its total assets, each Goldman Fund has a non-fundamental policy of purchasing additional securities if its borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

     Concentration in Industries. Both the Golden Oak Portfolios and the Goldman Funds have a similar restriction with respect to investing 25% or more of their respective total assets in the securities of one or more issuers conducting their principal business activities in the same industry. However, for purposes of applying this restriction to the Goldman Core Fixed Income Fund and Goldman Sachs Financial Square Prime Obligations Fund, (1) state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries, (2) telephone companies are considered to be a separate industry from water, gas or electric utilities, (3) personal credit finance companies and business credit finance companies are deemed to be separate industries, and (4) wholly-owned finance companies are considered to be in the same industry of their parents if their activities are primarily related to financing the activities of their parents. This restriction, with respect to the Goldman Core Fixed Income Fund, does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities. For purposes of applying this restriction to the Goldman Sachs Financial Square Prime Obligations Fund, there is no limitation with respect to, and the Goldman Fund also reserves freedom of action when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. government obligations or such bank obligations. For purposes of applying this restriction to the Goldman CORESM International Equity Fund, Goldman Strategic Growth Fund, Goldman Small Cap Value Fund and Goldman Large Cap Value Fund, the U.S. Government or any of its agencies or instrumentalities are excluded.

     With respect to the Golden Oak Portfolios, the restriction regarding investing 25% of the total assets of a Golden Oak Portfolio in securities of one or more issuers conducting their principal business activities in the same industry does not apply to (1) investments in the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities, (2) investments in tax-exempt securities issued by governments or political subdivisions of government or (3) obligations issued by domestic branches of United States banks or United States branches of foreign banks subject to the same regulations as United States banks. For purposes of this restriction (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (c) supranational entities will be considered to be a separate industry; and (d) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower.

     Maintenance of Status as a “Diversified Company.” All the Golden Oak Portfolios and Goldman Funds are “diversified companies” as defined by the 1940 Act. A “diversified company” is one that, with respect to at least 75% of the value of its total assets, is invested in cash, cash items, government securities and other securities. As to other securities, these are limited as to any one issuer to: (1) an amount no greater than 5% of the value of the total assets of the Fund and (2) not more than 10% of the outstanding voting securities of the issuer. As money market funds, the Golden Oak Prime Obligation Money Market Portfolio and Goldman Sachs Financial Square Prime Obligations Fund are subject to additional diversification requirements.

     Investments in Illiquid Securities. None of the Golden Oak Portfolios and Goldman Funds may acquire any illiquid (not readily marketable) investments if more than 15% of their net assets (10% of the net assets with respect to the Goldman Sachs Financial Square Prime Obligations Fund and Golden Oak Prime Obligations Fund) would be invested in illiquid investments. This restriction is not fundamental.

     Investments in Open-End Investment Companies or Series Thereof. Notwithstanding any other fundamental investment restriction or policy, a Goldman Fund may invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Goldman Fund. On the other hand, Goldman Funds may not purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder. The Golden Oak Prime Obligation Money Market Portfolio will invest in the shares of another money market fund only if (1) such other money market fund is subject to Rule 2a-7 under the 1940 Act; (2) such other money market fund has investment criteria equal to or higher than those of such Fund; and (3) Golden Oak’s Board of Trustees monitors the activities of such other money market fund.

     Securities Underwriting. None of the Golden Oak Portfolios and the Goldman Funds may underwrite securities issued by others except to the extent that the sale of portfolio securities may be deemed to be an underwriting.

     Commodities. None of Golden Oak Portfolios and the Goldman Funds may invest in commodities or commodity contracts, except that the Goldman Funds may invest in currency and financial instruments and contracts that are commodities or commodity contracts and the Golden Oak Portfolios may invest in companies that invest in real estate commodities or commodities contracts and may invest in financial futures contracts and related options.

     Oil, Gas or Mineral-Related Investments. None of Golden Oak Portfolios and the Goldman Core Fixed Income Fund may invest in oil, gas or mineral leases. The Golden Oak Portfolios also may not invest in interests in oil, gas or other mineral exploration or development programs. These restrictions are non-fundamental policies for both Golden Oak Portfolios and the Goldman Core Fixed Income Fund. The other Goldman Funds have no similar restriction.

     Comparison of Golden Oak’s and Goldman Trust’s Charter Documents

     Both Golden Oak and Goldman Trust are organized as Delaware statutory trusts. The operation of Golden Oak and the Goldman Trust are governed by Golden Oak’s and Goldman Trust’s respective Agreement and Declaration of Trust, By-laws and applicable Delaware law. The operations of both Golden Oak and Goldman Trust are also subject to the provisions of the 1940 Act, the rules and regulations of the SEC thereunder and applicable state securities laws. In general, the charter documents governing Golden Oak are similar to those documents governing Goldman Trust. The attributes of a share of beneficial interest of Golden Oak and Goldman Trust are also comparable. The following is only a summary of certain of the differences between Golden Oak and its Agreement and Declaration of Trust, on the one hand, and Goldman Trust and its Agreement and Declaration of Trust, on the other. It is not a complete list of differences.

     Trustees of Golden Oak and Goldman Trust

     Subject to the provisions of the Agreement and Declaration of Trust, the operations of the Goldman Funds are supervised by Goldman Trust’s Trustees. The responsibilities, powers and fiduciary duties of the Goldman Trust Trustees are substantially the same as those of the Trustees of Golden Oak. Goldman Trust’s Agreement and Declaration of Trust permits Goldman Trust’s Board of Trustees to remove a Trustee with or without cause at any time by a written instrument signed by at least a majority of the then Trustees specifying the effective date of removal or by the vote of holders of shares of beneficial interest of two-thirds of the outstanding shares of Goldman Trust at a meeting of the shareholders.

     Golden Oak’s Agreement and Declaration of Trust permits Golden Oak’s Board of Trustees to remove a Trustee with or without cause at any time by action of a two-thirds majority of the then Trustees at a duly constituted meeting.

     The Agreement and Declaration of Trust of both Golden Oak and the Goldman Trust permits the Golden Oak Trustees or the Goldman Trust Trustees, as applicable, to amend their respective Agreement and Declaration of Trust without a shareholder vote. However, shareholders of the Goldman Trust have the right to vote on any amendment (1) that would adversely affect the voting rights of shareholders; (2) that is required by law to be approved by shareholders; (3) that would amend the provisions of the Agreement and Declaration of Trust regarding amendments thereto; or (4) that the Goldman Trust Trustees determine to submit to shareholders. The shareholders of Golden Oak have the right to vote on any amendment that is required by law to be approved by shareholders.

     Liability and Indemnification of Golden Oak and Goldman Trust Trustees

     To protect the Goldman Trust Trustees against certain liabilities, the Agreement and Declaration of Trust provides that: if the Goldman Trust Trustees have exercised reasonable care and have acted under reasonable belief that their actions are in the best interests of the Goldman Trust, the Goldman Trust Trustees shall not be responsible or liable for any action or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser or independent contractor of the Goldman Trust, however, nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to Goldman Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     In addition, the Agreement and Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Goldman Trust unless the recipient is adjudicated (1) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (2) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Goldman Trust.

     The Golden Oak Agreement and Declaration of Trust has similar liability and indemnification provisions.

     Shareholder Liability

     Under Delaware law, shareholders generally are not personally liable for the obligations of a Delaware statutory trust. A shareholder is entitled to the same limitation of liability extended to stockholders of private, for-profit corporations. Similar statutory or other authority, however, limiting shareholder liability does not exist in certain states. As a result, to the extent that Golden Oak or Goldman Trust or a shareholder of either is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, thereby subjecting the shareholder to liability. To guard against this risk, the Agreement and Declaration of Trust of both Golden Oak and Goldman Trust: (1) contains an express disclaimer of shareholder liability for acts or obligations of each Fund, and (2) provides for indemnification out of such Fund’s property, as applicable, for any shareholder held personally liable for the obligations of the Fund. In addition, notice of disclaimer of shareholder liability will normally be given in each agreement, obligation, or instrument entered into or executed by a Golden Oak Portfolio, Golden Oak, a Goldman Fund and/or Goldman Trust. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law, (2) no contractual limitation of liability is in effect, and (3) the applicable Fund is unable to meet its obligations to indemnify a shareholder. In light of Delaware law, the nature of the Golden Oak Portfolios’ and Goldman Funds’ business and the nature of their assets, Goldman’s and Golden Oak’s respective Boards of Trustees believes that the risk of personal liability to a shareholder is extremely remote.

     Voting Rights of Shareholders of Golden Oak and Goldman Trust

     Neither Golden Oak nor the Goldman Trust is required to hold annual meetings of shareholders and Golden Oak and Goldman Trust do not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Goldman Trust will be entitled, as determined by the Goldman Trust Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Goldman Trust Trustees, series and classes of the Goldman Trust will vote separately from each other. Shareholders of the Goldman Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Goldman Trust, or any series or class thereof, may be called by the Goldman Trust Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Goldman Trust Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The Goldman Trust Agreement and Declaration of Trust provides that the shareholders have the power to vote only with respect to: (1) the election of Trustees to the extent and as provided therein, (2) the removal of Trustees as provided therein, (3) any matter required to be approved by the Shareholders under the 1940 Act, (4) the termination of Goldman Trust to the extent and as provided therein, (5) the amendments of the Agreement and Declaration of Trust, to the extent and as provided therein, and (6) with respect to such additional matters relating to Goldman Trust as may be required or authorized by law, the Agreement and Declaration of Trust or the Goldman Trust By-Laws or any registration of Goldman Trust with the SEC or any state, or as the Goldman Trust Trustees may consider desirable.

     Similarly, a shareholder meeting may be called by the Golden Oak Board of Trustees for the purpose of electing Trustees, for such other purposes as may be prescribed by law, the Agreement and Declaration of Trust or the By-laws or for any other matter deemed by the Golden Oak Board of Trustees to be necessary or desirable. The Golden Oak Agreement and Declaration of Trust provides that its shareholders shall have the power to vote only (1) for the election of Trustees; (2) with respect to any additional matters relating to Golden Oak as required by the Agreement and Declaration of Trust, the By-laws, the 1940 Act or any registration statement filed with the SEC and (3) on such matters as the Board of Trustees may consider necessary or desirable. The shareholder of record of each share is entitled to one vote for each full share and a fractional vote for each fractional share. Shareholders are not entitled to cumulative voting in the election of Trustees or on any other matter.

     Except when a larger vote is required by law, both the Golden Oak and Goldman Trust Agreement and Declaration of Trust requires one-third of the shareholders of shares entitled to vote to establish a quorum for the transaction of business at a meeting of shareholders. In addition, both the Golden Oak and Goldman Trust Agreement and Declaration of Trust provide that except when a larger vote is required by law, the Agreement and Declaration of Trust or By-laws, the holders of shares representing a majority of votes present and entitled to be cast at a shareholders’ meeting in person or by proxy on the matter shall decide that matter except that a plurality of votes shall elect a trustee.

     Termination of Golden Oak/Goldman Trust and its Series or Classes

     The Goldman Trust Agreement and Declaration of Trust permits the termination of the Goldman Trust or of any series or class of the Goldman Trust (1) by a majority of the affected shareholders at a meeting of shareholders of the Goldman Trust, series or class; or (2) by a majority of the Goldman Trust Trustees without shareholder approval if the Goldman Trust Trustees determine, in their sole discretion, that such action is in the best interest of the Goldman Trust, such Series, such class or their shareholders.

     The Golden Oak Agreement and Declaration of Trust provides that Golden Oak may be dissolved at any time by a vote of a majority of the shares of Golden Oak entitled to vote or by the Board of Trustees by written notice to shareholders. Any series or class may be dissolved or liquidated at any time by a majority of the shares of that series or class or by the Board of Trustees by written notice to the shareholders of that series or class.

Investment Advisers and Advisory Fee Information

     The Goldman Funds are managed on a day-to-day basis by GSAM and GSAM will continue to manage the Goldman Funds after the Reorganization. As of June 30, 2004, GSAM along with other units of the Investment Management Division of Goldman Sachs, had assets under management of approximately $        billion.

     CBCM serves as the investment adviser to the Golden Oak Portfolios. In addition, the following investment advisers serve as sub-advisers to the following Golden Oak Portfolios.

Golden Oak Portfolio	Sub-Adviser
Golden Oak Growth Portfolio	Nicholas-Applegate Capital Management
Golden Oak Value Portfolio	Systematic Financial Management, L.P.
Golden Oak Small Cap Value Portfolio	Systematic Financial Management, L.P.
Golden Oak International Equity Portfolio	BlackRock International, Ltd.
Golden Oak Prime Obligation Money Market	Wellington Management Company, LLP

     The following table shows the contractual investment advisory and, where applicable, sub-advisory fee ratios and the fee ratios after any fee waivers for each Golden Oak Portfolio and its Corresponding Goldman Fund. The fees for the (1) Golden Oak Growth, Value, Small Cap Value and International Equity Portfolios are based on actual expenses for the twelve months ended February 29, 2004; (2) Golden Oak Intermediate-Term Income Portfolio are based on actual expenses for the twelve months ended April 30, 2004 and (3) the Golden Oak Prime Obligation Money Market Portfolio are based on actual expenses for the twelve months ended December 31, 2003. The fees for the Goldman Funds represent the pro forma annualized advisory fees before and after waivers based upon fee arrangements that will be in place upon consummation of the Reorganization.

	Advisory Fees		Advisory Fees
	Before/After	Corresponding	Before/After
Golden Oak Portfolio	Waivers	Goldman Fund	Waivers
Golden Oak Growth Portfolio Advisory Fee*	0.74%/0.68%	Goldman Sachs Strategic Growth Fund	1.00%/1.00%
Golden Oak Value Portfolio Advisory Fee*	0.74%/0.74%	Goldman Sachs Large Cap Value Fund	0.75%/0.75%
Golden Oak Small Cap Value Portfolio Advisory Fee*	0.99% 0.91%	Goldman Sachs Small Cap Value Fund	1.00%/1.00%
Golden Oak International Equity Portfolio Advisory Fee*	0.87%/0.86%	Goldman Sachs CORE International Equity Fund	0.85%/0.85%
Golden Oak Intermediate-Term Income Portfolio Advisory Fee	0.50%/0.33%	Goldman Sachs Core Fixed Income Fund	0.40%/0.40%
Golden Oak Prime Obligation Money Market Portfolio Advisory Fee*	0.30%/0.07%	Goldman Sachs Financial Square Prime Obligations Fund	0.205%/0.17%

     * Includes Sub-Advisory Fee.

Other Service Providers

     Golden Oak and Goldman Trust have different service providers. Upon completion of the Reorganization, Goldman Trust will continue to engage its existing service providers. In all cases, the types of services provided to the Golden Oak Portfolios and Goldman Fund under the service arrangements are substantially similar.

	Golden Oak	Goldman Trust
Distributor	Edgewood Services, Inc.	Goldman, Sachs & Co.

Administrator	Federated Services Company	GSAM*

Sub-Administrator	CB Capital Management, Inc.	—

Transfer Agent and Dividend Disbursing Agent	State Street Bank and Trust Company	Goldman, Sachs & Co.

Custodian	State Street Bank and Trust Company	State Street Bank and Trust Company

Fund Accountant	State Street Bank and Trust Company	State Street Bank & Trust Company

Independent Registered Public Accounting Firm	Ernst & Young LLP	PricewaterhouseCoopers, LLP (for all Goldman Funds other than Goldman Core Fixed Income)
Ernst & Young LLP

* GSAM provides administrative services to Goldman Funds as part of its advisory services for the Goldman Funds.

Administration and Sub-Administration Arrangements

     Federated Services Company (“Federated”), a subsidiary of Federated Investors, Inc., and CBCM serve as administrator and sub-administrator to the Golden Oak Portfolios, respectively. Both the administrator and the sub-administrator provide administrative personnel and services (including certain legal and financial reporting services) to the Golden Oak Portfolios. Federated is entitled to receive a fee for its administrative services computed daily and payable monthly based on the average aggregate daily net assets of the Golden Oak Portfolios and on the following schedule.

Average Aggregate Daily
Federated	Net Assets of the Golden Oak Portfolios
0.125%	on the first $400 million

0.100%	on the next $250 million

0.075%	on assets in excess of $650 million

     The administrative fee received during any fiscal year is at least $50,000 per Golden Oak Portfolio and $10,000 on any newly created classes of shares. Federated may voluntarily waive a portion of its fee and may reimburse the Golden Oak Portfolios for expenses.

     CBCM provides sub-administrative services at the following annual rate of the average aggregate daily net assets of all Golden Oak Portfolios as specified below:

Average Aggregate Daily
CBCM	Net Assets of the Golden Oak Portfolios
0.0475%	on the first $400 million

0.0725%	on the next $250 million

0.0975%	on assets in excess of $650 million

     GSAM provides various administrative, accounting and corporate secretarial services to Goldman Funds. GSAM performs these administrative services for Goldman Funds as part of the services GSAM performs under its investment advisory contracts with the Goldman Funds.

Shareholder Transactions and Services of the Golden Oak Portfolios and the Goldman Funds

     This section compares the shareholder transactions and services of the Golden Oak Portfolios and their Corresponding Goldman Funds. The following is qualified in its entirety by the more detailed information in the prospectuses for the Golden Oak Portfolios and the Goldman Funds, which are incorporated by reference into this Proxy/Prospectus. Unless otherwise indicated, terms used herein and not otherwise defined have the same meanings as are given to them in such prospectuses.

Sales Charges, Reduction of Sales Charges, Sales Charge Exemptions and Redemption Fee

     Golden Oak Institutional Shares; Goldman Institutional Shares, FST Administration Shares and FST Shares. Institutional Shares of the Golden Oak Portfolios, Institutional Class, FST Administration Shares and FST Shares of the Goldman Trust are offered at net asset value with no front-end or contingent deferred sales charges.

     Golden Oak Class A Shares; Goldman Class A Shares. There is no front-end sales load imposed on Class A Shares of the Golden Oak Prime Obligation Money Market Portfolio. Otherwise, there is a maximum sales charge of 5.75% for Golden Oak Growth Portfolio, Golden Oak Value Portfolio, Golden Oak Small Cap Value Portfolio and Golden Oak International Equity Portfolio, and a maximum sales charge of 4.50% for the Golden Oak Intermediate-Term Income Portfolio. The sales charge is calculated as a percentage of the offering price for Class A Shares.

     Reduction of Sales Charges

     Sales charges are reduced as the amount invested increases, provided that the amount invested reaches certain specified levels as follows:

Golden Oak Growth Portfolio
Golden Oak Value Portfolio
Golden Oak Small Cap Value Portfolio
Golden Oak International Equity Portfolio

	Sales Charge as a	Sales Charge as a
Amount of Transaction	Percentage of	Percentage of
at Offering Price	Offering Price	Net Asset Value
Less than $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.60%	2.67%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	0.00%	0.00%

Golden Oak Intermediate-Term Income Portfolio

	Sales Charge as a	Sales Charge as a
Amount of Transaction	Percentage of	Percentage of
at Offering Price	Offering Price	Net Asset Value
Less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.60%	2.67%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	0.00%	0.00%

There is a maximum sales charge of 5.50% for Goldman Sachs Strategic Growth Fund, Goldman Sachs Large Cap Growth Fund, Goldman Sachs Small Cap Value Fund and Goldman Sachs CORE International Equity Fund, and a maximum sales charge of 4.50% for Goldman Sachs CORE Fixed Income Fund. The sales charge is calculated as a percentage of the offering price for Class A Shares. Sales charges are reduced as the amount invested increases, provided that the amount invested reaches certain specified levels, as follows:

Goldman Sachs Strategic Growth Fund
Goldman Sachs Large Cap Value Fund
Goldman Sachs Small Cap Value Fund
Goldman Sachs CORE International Equity Fund

	Sales Charge as a	Sales Charge as a
Amount of Transaction	Percentage of	Percentage of
at Offering Price	Offering Price	Net Asset Value
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.75%	4.99%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	0.00%	0.00%

Goldman Sachs CORE Fixed Income Fund

	Sales Charge as a	Sales Charge as a
Amount of Transaction	Percentage of	Percentage of
at Offering Price	Offering Price	Net Asset Value
Less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	0.00%	0.00%

Sales Charge Exemptions. There is no sales charge on purchases of Class A Shares of a Goldman Fund for $1,000,000 or more. However, a CDSC of 1% is imposed on shareholders who redeem their Class A Shares within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the shares were exchanged into and remained invested in an equivalent class of a Goldman Sachs Institutional Liquid Assets Portfolio. The CDSC may not be imposed on a shareholder if such shareholder’s authorized dealer enters into an agreement with Goldman Sachs to return all or an applicable prorated portion of its commission to Goldman Sachs. The CDSC may be waived if the redemption relates to: (1) retirement distributions or loans to participants or beneficiaries from retirement plans; (2) the death or disability of a participant or beneficiary in a retirement plan; (3) hardship withdrawals by a participant or beneficiary in a retirement plan; (4) satisfying the minimum distribution requirements of the Code; (5) establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code; (6) the separation from service by a participant or beneficiary in a retirement plan; (7) the death or disability of a shareholder if the redemption is made within one year of the event; (8) excess contributions distributed from a retirement plan; (9) distributions from a qualified retirement plan invested in the Goldman Fund which are being rolled over to a Goldman Sachs IRA; or (10) redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM® or its advisory affiliates have investment discretion.

In addition, Class A Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. Goldman Trust reserves the right to limit such redemptions, on an annual basis, to 10% of the value of a shareholder’s Class A Shares.

     The reduced sales charges on Golden Oak Class A Shares and Goldman Class A Shares described above are available through:

     Rights of Accumulation

     Golden Oak Class A Shares

     In calculating the appropriate sales charge rate, this right allows investors to add the value of Class A Shares of any Golden Oak Portfolio (other than the Golden Oak Prime Obligation Portfolio) they already own to the amount they are currently purchasing. The value of current purchases are combined with the current value of any Class A Shares purchased previously for (1) the investor’s account, (2) the investor’s spouse’s account, (3) a joint account with the investor’s spouse, or (4) a minor child’s trust or custodial account. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use the right of accumulation. Golden Oak will only consider the value of Class A Shares previously purchased that were sold subject to a sales charge.

     Goldman Class A Shares

     When buying Class A Shares of a Goldman Fund, an investor’s current aggregate investment determines the sales load such investor pays. An investor may qualify for reduced sales charges when the current market value of holdings, plus new purchases, reaches $50,000 or more. Class A Shares of any Goldman Fund may be combined under this right of accumulation. To qualify for a reduced sales load, an investor must notify the Goldman Trust’s transfer agent at the time of investment that a quantity discount is applicable.

     Letter of Intent

     Golden Oak Class A Shares

     By submitting a letter of intent to Golden Oak, an investor may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases the investor intends to make over a 13-month period and pay the same sales charge the investor would have paid if all shares were purchased at the same time. Only the value of Class A Shares sold subject to a sales load will be considered. Golden Oak’s transfer agent will hold in escrow 5% of the total amount the investor intends to purchase during the 13-month period and, if the investor has not completed the total intended purchase at the end of the period, Golden Oak’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount the investor intended to purchase) and the sales charge that would normally apply (based on the actual amount purchased).

     Goldman Class A Shares

     By submitting to Goldman Trust a written letter of intent, an investor may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases the investor intends to make over a 13-month period and pay the same sales charge the investor would have paid if all shares were purchased at the same time. Goldman Trust’s transfer agent will hold in escrow 5% of the total amount the investor intends to purchase during the 13-month period. If the investor has not completed the total intended purchase at the end of the period, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, Goldman Trust’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount the investor intended to purchase) and the sales charge that would normally apply (based on the actual amount purchased).

     Combined Purchase/Quantity Discount Privilege

Golden Oak Class A Shares

     When calculating the appropriate sales charge rate, Golden Oak will combine same day purchases of Class A Shares of one or more Golden Oak Portfolios (that are subject to a sales charge) made by the investor, the investor’s spouse and the investor’s minor children. This combination also applies to Class A Shares purchased with a Letter of Intent.

     Sales Charge Waivers – Golden Oak Class A Shares and Goldman Class A Shares

No sales charge will be assessed on Golden Oak Class A Shares or Goldman Class A Shares sold to the following individuals or entities:

Golden Oak	Goldman Trust
Trustees and officers of Golden Oak and employees of CBCM and its affiliates;	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;

Dealers or brokers that have a sales agreement with Golden Oak’s distributor, for their own account or for retirement plans for their employees or sold to employees (and their spouses) of dealers or brokers that certify to Golden Oak’s distributor at the time of purchase that such purchase is for their own account (or for the benefit of such employees’ minor children);
Any employee or registered representative of any authorized dealer or their respective spouses, children and parents;

Golden Oak	Goldman Trust
Purchased in aggregate amounts of $1 million or more by tax exempt organizations enumerated in Section 501(c) of the Code or employee benefit plans created under Sections 401 or 457 of the Code;	Retirement plans that buy shares of Goldman Funds worth $500,000 or more; or have 100 or more eligible employees at the time of purchase; or certify that they expect to have annual plan purchases of shares of Goldman Funds of $200,000 or more; or are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or have at the time of purchase aggregate assets of at least $2,000,000;

Purchased in connection with any asset allocation plan established by CBCM;	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM® specifying aggregate minimums and certain operating policies and standards;

Agency, custody and fiduciary accounts of CBCM and its affiliates; or	Accounts over which GSAM® or its advisory affiliates have investment discretion;

Issued in plans of reorganization, such as mergers involving the Golden Oak Portfolios.	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any trustee or officer of Goldman Trust and designated family members of any of these individuals;

Qualified retirement plans of Goldman Sachs;

Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary and non-discretionary accounts;

Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales commission with the purchase of shares of a Goldman Fund;

Registered investment advisers investing for accounts for which they receive asset-based fees;

Golden Oak	Goldman Trust
Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Funds and reinvesting such proceeds in a Goldman Sachs IRA;

Shareholders who roll over distributions from any tax-qualified retirement plan or tax-sheltered annuity to an IRA which invests in the Goldman Funds if the tax-qualified retirement plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity; or

Investors who qualify under other exemptions that are stated from time to time in the Statement of Additional Information.

     Redemption Fee. The Goldman Sachs CORE International Equity Fund charges a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Goldman Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Goldman Fund, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Goldman Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

     The redemption fee does not apply to transactions involving the following: (1) redemptions of shares acquired by reinvestment of dividends or capital gains distributions; (2) redemptions of shares that are acquired or redeemed in connection with the participation in a systematic withdrawal program or automatic investment plan; (3) redemptions of shares in connection with a regularly scheduled automatic rebalancing of assets by certain mutual fund asset allocation programs; (4) redemptions of shares maintained in omnibus accounts by the Goldman Fund’s transfer agent on behalf of trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants (in the case of certain retirement plans) have full or shared investment discretion; (5) total or partial redemptions of shares held through retirement plans and accounts maintained pursuant to Sections 401 (tax-qualified pension, profit-sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Code, that are maintained by the Goldman Funds’ transfer agent on an omnibus basis.

     Purchases, Redemptions and Exchanges of Shares

     Purchase Policies.

     The following chart compares existing purchase policies of the Golden Oak Portfolios and the Goldman Funds:

	Golden Oak
	Portfolios:	Goldman Funds:		Goldman Funds:
	Class A Shares	Class A Shares		FST Administration Shares
Minimum Initial Investment	$1,000 ($500 minimum for an IRA)	Regular Accounts	$1,000	$10,000,000- A service organization may impose its own minimums for initial and subsequent investments.

		Tax-Sheltered Investment Plans (excluding SIMPLE IRAs and Education IRAs)	$250

Uniform Gift to Minors Act Accounts/Uniform Transfer to Minors Act Accounts	$250

403(b) Plan Accounts	$200

SIMPLE IRAs and Education IRAs	$50

Automatic Investment Plan Accounts	$50

Golden Oak
	Portfolios:	Goldman Funds:		Goldman Funds:
	Institutional Shares	Institutional Shares		FST Shares
Minimum Initial Investment	$1,000,000	Banks, trust companies or other depository institutions investing for their own account or on behalf of their clients	$1,000,000 in Institutional Shares of a Goldman Fund alone or in combination with other assets under the management of GSAM and its affiliates	$10,000,000 (may be allocated among the Goldman money market Funds)

		Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations	$1,000,000 in Institutional Shares of a Goldman Fund alone or in combination with other assets under the management of GSAM and its affiliates

		State, county, city or any instrumentality, department, authority or agency thereof	$1,000,000 in Institutional Shares of a Goldman Fund alone or in combination with other assets under the management of GSAM and its affiliates

		Corporations with at least $100 million in assets or in outstanding publicly traded securities	$1,000,000 in Institutional Shares of a Goldman Fund alone or in combination with other assets under the management of GSAM and its affiliates

“Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)	$1,000,000 in Institutional Shares of a Goldman Fund alone or in combination with other assets under the management of GSAM and its affiliates

Registered investment advisers investing for accounts for which they receive asset-based fees	$1,000,000 in Institutional Shares of a Goldman Fund alone or in combination with other assets under the management of GSAM and its affiliates

Foundations and endowments	$1,000,000 in Institutional Shares of a Goldman Fund alone or in combination with other assets under the management of GSAM and its affiliates

Individual investors	$10,000,000

Qualified non-profit organizations and charitable trusts	$10,000,000

Accounts over which GSAM or its advisory affiliates have investment discretion	$10,000,000

Individual Retirement Accounts (IRAs) for which GSAM or its advisory affiliates act as fiduciary	No minimum

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Class A Shares	Class A Shares	FST Administration Shares
Minimum Subsequent Investments	$50	$50	None. A service organization may impose its own minimums for initial and subsequent investments

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Institutional Shares	Institutional Shares	FST Shares
Minimum	None.	None.	None.
Subsequent
Investments

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Class A Shares	Class A Shares	FST Administration Shares
Purchase Methods	Directly through Golden Oak by mail, by telephone, by wire, by direct deposit or by ACH; through an authorized broker or other institutions.	Directly through Goldman Trust by mail; by wire or by ACH; through an authorized dealer.	Order through service organizations by writing or by telephone and payment may be made by wire or by check.

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Institutional Shares	Institutional Shares	FST Shares
Purchase Methods	Directly through Golden Oak by telephone, by wire, by direct deposit or by ACH; through an authorized broker or other institutions.	Order through Goldman Trust by telephone, and either send payment by wire through The Northern Trust Company or by check to Goldman Trust by mail; through an authorized financial institution.	Order through Goldman Trust by telephone, and either send payment by wire through The Northern Trust Company or by check to Goldman Trust by mail; through an authorized financial institution

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Class A Shares	Class A Shares	FST Administration Shares
Systematic/ Automatic Investment Plan	Yes. Can arrange monthly withdrawals of at least $50 from any portfolio.	Yes.	None.

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Institutional Shares	Institutional Shares	FST Shares
Systematic/ Automatic Investment Plan	None.	None.	None.

     Redemption Procedures.

The following chart compares existing redemption procedures of the Golden Oak Portfolios and the Goldman Funds.

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Class A Shares	Class A Shares	FST Administration Shares
Request made through an Authorized Broker-Dealer or Other Financial Institution or Adviser	Yes.	Yes.	Yes.

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Institutional Shares	Institutional Shares	FST Shares
Request made through an Authorized Broker-Dealer or Other Financial Institution or Adviser	Yes.	Yes.	Yes.

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Class A Shares	Class A Shares	FST Administration Shares
Request Made by Mail	Yes.	Yes.	Yes.

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Institutional Shares	Institutional Shares	FST Shares
Request made by Mail	Yes.	Yes.	Yes.

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Class A Shares	Class A Shares	FST Administration Shares
Request made by	Yes.	Yes.	Yes.
Telephone

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Institutional Shares	Institutional Shares	FST Shares
Request made by	Yes.	Yes.	Yes.
Telephone

Goldman Funds:
	Golden Oak Portfolios:	Goldman Funds:	FST Administration
	Class A Shares	Class A Shares	Shares
Proceeds paid by Wire	Yes.	Yes.	Yes.

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Institutional Shares	Institutional Shares	FST Shares
Proceeds paid by Wire	Yes.	Yes.	Yes.

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Class A Shares	Class A Shares	FST Administration Shares
Proceeds paid by Systematic Withdrawal Plan	Yes, for shares held directly (except the account must have a value of at least $10,000).	Yes, but account must have a minimum value of at least $5,000. Withdrawals must be $50 or more.	No.

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Institutional Shares	Institutional Shares	FST Shares
Proceeds paid by Systematic Withdrawal Plan	No.	No.	No.

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Class A Shares	Class A Shares	FST Administration Shares
Proceeds paid by Check	Yes.	Yes.	No.

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Institutional Shares	Institutional Shares	FST Shares
Proceeds paid by Check	Yes.	Yes.	No.

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Class A Shares	Class A Shares	FST Administration Shares
Checkwriting Feature	Yes, for Prime Obligation Money Market Portfolio only.	No.	No.

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Institutional Shares	Institutional Shares	FST Shares
Checkwriting Feature	No.	No.	No.

     Each of the Golden Oak Portfolios may redeem Class A Shares in a shareholder’s account if the balance in a Golden Oak Portfolio account drops below $1,000 because of redemptions. The shareholder will be given 60 days to add to the account to avoid the sale of remaining shares.

     Goldman Trust may redeem Class A Shares if the balance in a shareholder’s account (other than a retirement plan account) falls below $100 or the minimum initial purchase amount (whichever is lower) as a result of redemptions, but not if the value of the account falls below the minimum account balance solely as a result of market conditions. In such event, Goldman Trust will provide shareholders with 60 days’ written notice of such fact. Goldman Trust may redeem FST Administration Shares and FST Shares if the balance in a shareholder’s account falls below the minimum amount of $10,000,000. In such event, Goldman Trust will provide shareholders with 60 days’ written notice of such fact. Goldman Trust may redeem Institutional Shares if the value of an account holding Institutional Shares Funds falls below $50 as a result of a redemption, but not if the value of the account falls below the minimum account balance solely as a result of market conditions. In such event, Goldman Trust will provide shareholders with 60 days’ written notice of such fact. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their accounts.

     If the value of an Institutional Share Fund account of a Golden Oak Portfolio drops below $1,000,000 because of redemptions, the remaining Shares may be automatically exchanged for Class A Shares, provided that Golden Oak will give at least 30 days’ written notice to give an investor time to increase the account value to avoid the automatic exchange. There will be no charge for the applicable Class A sales charge for such an exchange.

     Share Exchanges.

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Class A Shares	Class A Shares	FST Administration Shares
Through an Authorized Broker-Dealer or Other Financial Institution or Adviser	Yes, by mail or telephone.	Yes.	Yes.

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Institutional Shares	Institutional Shares	FST Shares
Through an Authorized Broker-Dealer or Other Financial Institution or Adviser	Yes, by mail or telephone.	Yes.	Yes.

Goldman Funds:
	Golden Oak Portfolios:	Goldman Funds:	FST Administration
	Class A Shares	Class A Shares	Shares
By Mail	Yes.	Yes.	Yes.

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Institutional Shares	Institutional Shares	FST Shares
By Mail	Yes.	Yes.	Yes.

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Class A Shares	Class A Shares	FST Administration Shares
By Telephone	Yes.	Yes, if the telephone exchange privilege on the account application was elected.	Yes, if the telephone exchange privilege on the account application was elected.

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Institutional Shares	Institutional Shares	FST Shares
By Telephone	Yes.	Yes, if the telephone exchange privilege on the account application was elected.	Yes, if the telephone exchange privilege on the account application was elected.

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Class A Shares	Class A Shares	FST Administration Shares
Minimum	None.	If it represents the initial investment, the amount must satisfy initial investment requirements.	If it represents the initial investment, the amount must satisfy initial investment requirements.

	Golden Oak Portfolios:	Goldman Funds:	Goldman Funds:
	Institutional Shares	Institutional Shares	FST Shares
Minimum	None.	If it represents the initial investment, the amount must satisfy initial investment requirements.	If it represents the initial investment, the amount must satisfy initial investment requirements.

Pricing of Shares for the Golden Oak Portfolios and Goldman Funds

     The price per share (offering price) will be the net asset value per share next determined after a Golden Oak Portfolio or Goldman Fund receives your purchase order plus, in the case of Golden Oak Class A Shares and Goldman Trust Class A Shares, the applicable front-end sales charge.

     For processing purchase and redemption orders, the net asset value per share of each of the Golden Oak Portfolios and Goldman Funds is calculated each business day at the following times:

Time	Golden Oak Portfolios	Goldman Funds

2:00 p.m. Eastern Time	Prime Obligation Money Market Portfolio

4:00 p.m. Eastern Time	Growth Portfolio	Strategic Growth Fund

	Value Portfolio	Large Cap Value Fund

	Small Cap Value Portfolio	Small Cap Value Fund

	International Equity Portfolio	CORE International Equity Fund

	Intermediate-Term Income Portfolio	Core Fixed Income Fund

5:00 p.m. Eastern Time		Financial Square Prime Obligations Fund

     The net asset value for the Golden Oak Prime Obligation Money Market Portfolio is determined on any day that the New York Stock Exchange (the “Exchange”) and the Federal Reserve are open for business. The net asset value for each other Golden Oak Portfolio is determined on any day that the Exchange is open.

     The net asset value for the Goldman Sachs Financial Square Prime Obligations Fund is determined on any day that the Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays. The net asset value for each other Goldman Fund is determined on any day that the Exchange is open.

Dividends and Other Distributions

     Dividends from investment company taxable income for the Golden Oak Portfolios and the Goldman Funds are declared and paid as follows:

	Golden Oak Portfolios	Goldman Funds

Declared Daily and Paid Monthly	Intermediate-Term Income Portfolio	Core Fixed Income Fund

	Prime Obligation Money Market Portfolio	Financial Square Prime Obligations Fund

Declared Quarterly and Paid Quarterly	Growth Portfolio

Value Portfolio

Small Cap Value Portfolio

Declared Annually and Paid Annually	International Equity Portfolio	Strategic Growth Fund

Large Cap Value Fund

Small Cap Value Fund

CORE International Equity Fund

     Both the Golden Oak Portfolios and the Goldman Funds make distributions of capital gains (if any) at least annually.

ADDITIONAL INFORMATION ABOUT THE GOLDEN OAK PORTFOLIOS AND
THE GOLDMAN FUNDS

Management’s Discussion of Fund Performance

Golden Oak® Growth Portfolio

Fiscal Year Ended January 31, 2004

Equity investors were handsomely rewarded during the 12 months ended January 31, 2004, as key market indices posted sharp gains. The Russell 1000 Growth Index, a barometer of large-capitalization, U.S. growth stocks, advanced 35.70%1. The Growth Portfolio rose 33.18% (Class IS Shares at Net Asset Value (NAV)) and 32.84% (Class A Shares, at NAV) for the fiscal year ended January 31, 2004.2

Early in the reporting period, equity prices were weak amid impending military conflict with Iraq and disappointing fourth quarter 2002 corporate profits reported in January and February. Following the mid-March start of the Iraqi war, however, investors became optimistic that the conflict would be swiftly resolved. In response, they bid stock prices higher.

From then on, the fiscal year was characterized by improving investor sentiment driven by positive news on policy, the economy and earnings. The government passed a $350-billion tax cut package in May, the third largest in history. In June, the Federal Reserve Board reduced interest rates to their lowest level in more than 40 years. GDP grew at a robust 8.2% annual rate in the third quarter of 2003 — a pace unseen since early 1984 – as tax cuts and low interest rates fueled consumer and business spending. 2004 began with an earnings season that was on track to be the best since the third quarter of 1993, the peak quarter for profits coming out of the early 90s recession.

Reviewing the Growth Portfolio’s performance during the reporting period, holdings in all sectors of investment registered gains, led by commercial/ industrial and utilities names. Relative to the Russell 1000 Growth Index, a number of factors both helped and hurt performance. For example, stock selection among technology, producers/manufacturing and consumer non-durables companies was unfavorable. On the plus side, issue selection in the commercial/industrial, consumer services and insurance sectors benefited relative results. Top-performing positions included General Electric, Amazon.com and Progressive, a property-casualty insurer.

(1)	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, and investments cannot be made in an index.

(2)	Performance quoted is based on NAV, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return, based on offering price (i.e. less any applicable sales charge) for the Class A Shares was 25.23%.

Golden Oak® Growth Portfolio
Institutional Shares
Growth of a $10,000 Investment†

The graph below illustrates the hypothetical investment of $10,0001 in Golden Oak® Growth Portfolio (Institutional Shares) (the “Fund”) from January 31, 1994 to January 31, 2004 compared to the Russell 1000 Growth Index (RUS1G)1,2 and the Lipper Large Cap Growth, Average (LLCGA).1,2

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED JANUARY 31, 2004

1 Year	33.18%
5 Years	(5.05)%
10 Years	7.48%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1)	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The RUSlG and LLCGA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

(2)	The RUSlG is not adjusted to reflect taxes, sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged. The LLCGA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund’s performance.

†	Golden Oak® Growth Portfolio is the successor to the Golden Oak® Growth Portfolio of The Arbor Funds pursuant to a reorganization that took place on August 26, 2002. The information presented above, for the periods prior to August 26, 2002, is historical information for the predecessor Arbor Funds portfolio.

Golden Oak® Growth Portfolio
Class A Shares
Growth of a $l0,000 Investment†

The graph below illustrates the hypothetical investment of $10,0001 in Golden Oak® Growth Portfolio (Class A Shares) (the “Fund”) from January 31, 1994 to January 31, 2004 compared to the Russell 1000 Growth Index (RUS1G),1,2 and the Lipper Large Cap Growth Average (LLCGA).1,2

AVERAGE ANNUAL TOTAL RETURNS3 FOR THE PERIOD ENDED JANUARY 31, 2004

1 Year	25.23%
5 Years	(6.44)%
10 Years	6.52%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1)	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund’s performance assumes the reinvestment of all dividends and distributions. The RUSlG and LLCGA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

(2)	The RUS1G is not adjusted to reflect taxes, sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged. The LLCGA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund’s performance.

(3)	Total returns quoted reflect all applicable sales charges.

†	Golden Oak® Growth Portfolio is the successor to the Golden Oak® Growth Portfolio of The Arbor Funds pursuant to a reorganization that took place on August 26, 2002. The information presented above, for the periods prior to August 26, 2002, is historical information for the predecessor Arbor Funds portfolio.

Golden Oak® Value Portfolio

Economic Strength Continues

The months leading up to January 31, 2004 have confirmed the sustainability of the economic recovery. Records are now being set again for good news from virtually every economic indicator. Retail, auto and home sales continued their powerful advances amid a low-interest rate, low-inflation environment. In addition, manufacturing is finally posting the most positive data in 20 years and employment is stable. These areas are historically the slowest to confirm economic recovery.

10,000 in 2003

As the Dow Jones Industrials Average steadily held above the 10,000 level in 2000, investors believed they would never look back. Shortly thereafter, the “shallow recession” and painful downward slide in equity markets began, providing a stark reminder of the cyclical nature of economics and investment returns. The Dow finally regained the 10,000 mark on December 11, 2003 and traded consistently above that in January.

The highly-anticipated reversal to positive absolute returns has rewarded those who persevered for the long term. For the year, small cap stocks posted the best returns, and value outperformed growth. The Russell 1000 Value Index closed the year up 35.60%1 Information Technology led with a return of 64.5%, followed by Financials at 40.1%. Telecommunication Services and Healthcare lagged with returns of 12.6% and 18.4%, respectively.

Portfolio Attribution

The Golden Oak® Value Portfolio provided strong absolute and relative performance for the year. Superior stock selection resulted in outperformance in the Healthcare and Information Technology sectors, but lagged in Industrials and Energy. Additionally the Value Portfolio was overweighted in Information Technology, further contributing to performance, although an overweight position in Healthcare detracted from relative performance. Our strongest relative returns came from several industries, including electrical equipment, aircraft manufacturing, industrial components and pharmaceuticals.

The Value Portfolio was also overweighted in companies with positive earnings surprises, upward estimate revisions and low relative yields, all factors that were rewarded with excellent returns.

(1)	The Russell 1000 Value Index is an unmanaged index that measures the performance of the 1000 largest of the 3000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Investments cannot be made in an index.

Golden Oak® Value Portfolio
Institutional Shares
Growth of a $10,000 Investment†

The graph below illustrates the hypothetical investment of $10,0001 in Golden Oak® Value Portfolio (Institutional Shares) (the “Fund”) from January 31, 19942 to January 31, 2004 compared to the Russell 1000 Value Index (RUS1V),1 the Lipper Growth & Income Funds Index (LGIF),1 the Lipper Growth & Income Funds Average (LGIFA).1,3 and the Lipper Large Cap Funds Average (LLCVFA).1,3

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED JANUARY 31, 2004

1 Year	36.52%
5 Years	2.83%
10 Years	9.80%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1)	The Fund’s performance assumes the investment of all dividends and distributions. The RUS1V, LGIF, LGIFA and the LLCVFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and averages. The RUS1V and the LGIF are not adjusted to reflect taxes, sales charges, expenses, or other fees that the SEC require to be reflected in the Fund’s performance. The indexes and averages are unmanaged.

(2)	Performance for the period prior to June 23, 1997, when the Golden Oak® Value Portfolio of the Arbor Funds began operating as a registered mutual fund, represents performance for the Adviser’s similarly managed predecessor common trust fund. This past performance has been adjusted to reflect fees and expenses for the Fund. The Adviser’s common trust fund was not a registered mutual fund under the 1940 Act and therefore was not subject to the same investment and tax restrictions. If it had been the common trust fund’s performance might have been lower.

(3)	The LGIFA and the LLCVFA represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund’s performance.

†	Golden Oak® Value Portfolio is the successor to the Golden Oak® Value Portfolio of The Arbor Funds pursuant to a reorganization that took place on August 26, 2002. The information presented above, for the periods prior to August 26, 2002, is historical information for the predecessor Arbor Funds portfolio.

Golden Oak® Value Portfolio
Class A Shares
Growth of a $10,000 Investment†

The graph below illustrates the hypothetical investment of $10,0001 in Golden Oak® Value Portfolio (Class A Shares) (the “Fund”) from January 31, 19942 to January 31, 2004 compared to the Russell 1000 Value Index (RUS1V),1 the Lipper Growth & Income Funds Index (LGIF),1 the Lipper Growth & Income Funds Average (LGIFA),1,3 and the Lipper Large Cap Funds Average (LLCVFA).1,3

AVERAGE ANNUAL TOTAL RETURNS4 FOR THE PERIOD ENDED JANUARY 31, 2004

1 Year	28.20%
5 Years	1.34%
10 Years	8.82%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1)	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund’s performance assumes the reinvestment of all dividends and distributions. The RUS1V, LGIF, LGIFA, and the LLCVFA have been adjusted to reflect reinvestment of dividends on securities in the index and averages. The RUS1V and the LGIF are not adjusted to reflect taxes, sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes and averages are unmanaged.

(2)	Performance for the period prior to June 23, 1997, when the Golden Oak® Value Portfolio of the Arbor Funds began operating as a registered mutual fund, represents performance for the Adviser’s similarly managed predecessor common trust fund. This past performance has been adjusted to reflect fees and expenses for the Fund. The Adviser’s common trust fund was not a registered mutual fund under the 1940 Act and therefore was not subject to the same investment and tax restrictions. If it had been, the common trust fund’s performance might have been lower.

(3)	The LGIFA and the LLCVFA represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund’s performance.

(4)	Total returns quoted reflect all applicable sales charges.

†	Golden Oak® Value Portfolio is the successor to the Golden Oak® Value Portfolio of The Arbor Funds pursuant to a reorganization that took place on August 26, 2002. The information presented above, for the periods prior to August 26, 2002, is historical information for the predecessor Arbor Funds portfolio.

Golden Oak® Small Cap Value Portfolio

Economic Strength Continues

The months leading up to January 31, 2004 have confirmed the sustainability of the economic recovery. Records are now being set again for good news from virtually every economic indicator. Retail, auto and home sales continued their powerful advances amid a low-interest rate, low-inflation environment. In addition, manufacturing is finally posting the most positive data in 20 years and employment is stable. These areas are historically the slowest to confirm economic recovery.

10,000 in 2003

As the Dow Jones Industrials Average steadily held above the 10,000 level in 2000, investors believed they would never look back. Shortly thereafter, the “shallow recession” and painful downward slide in equity markets began, providing a stark reminder of the cyclical nature of economics and investment returns. The Dow finally regained the 10,000 mark on December 11, 2003 and traded consistently above that in January.

The highly-anticipated reversal to positive absolute returns has rewarded those who persevered for the long term. For the year, small cap stocks posted the best returns, and value outperformed growth. The Russell 2000 Value Index closed the year up 55.45%1 Information Technology, Telecommunication Services and Healthcare provided returns just shy of 100%, while Utilities, Consumer Staples and Energy were considered laggards in the 35-45% range.

Portfolio Attribution

The Small Cap Value Portfolio provided excellent absolute returns for the year, but relative performance was below the benchmark, primarily due to the strength of the speculative rally during the second and third quarters. Strong stock selection and overweighted positions provided outperformance in the Consumer Discretionary and Information Technology sectors, but lagged in Financials and Healthcare. Additionally, the Small Cap Value Portfolio was underweighted in Financials and Utilities, further contributing to performance. Our strongest relative returns came from several industries, including specialty retail and apparel, communications equipment, leisure products, and construction and engineering.

The Small Cap Value Portfolio was overweighted in attractively valued stocks and underweighted in companies with insufficient funds to cover interest payments on debt, both factors that contributed positively to relative returns. However, the outperformance of low-quality, low-price stocks and microcaps dominated the year, and although the magnitude of their higher returns has diminished, our underweight in these attributes caused our returns to lag the benchmark.

(1)	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investments cannot be made in an index.

Golden Oak® Small Cap Value Portfolio
Institutional Shares
Growth of a $10,000 Investment†

The graph below illustrates the hypothetical investment of $10,0001 in Golden Oak® Small Cap Value Portfolio (Institutional Shares) (the “Fund”) from September 1, 1999 (start of performance) to January 31, 2004 compared to the Russell 2000 Value Index (RUS2V),1,2 and the Lipper Small Cap Value Average (LSCVA).1,3

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED JANUARY 31,2004

1 Year	47.86%
Start of Performance (9/1/1999)	16.13%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1)	The Funds performance assumes the reinvestment of all dividends and distributions. The RUS2V and LSCVA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

(2)	The RUS2V is not adjusted to reflect taxes, sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged.

(3)	The LSCVA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund’s performance.

†	Golden Oak® Small Cap Value Portfolio is the successor to the Golden Oak® Small Cap Value Portfolio of The Arbor Funds pursuant to a reorganization that took place on August 26, 2002. The information presented above, for the periods prior to August 26, 2002, is historical information for the predecessor Arbor Funds portfolio.

Golden Oak® Small Cap Value Portfolio
Class A Shares
Growth of a $10,000 Investment

The graph below illustrates the hypothetical investment of $10,0001 in Golden Oak® Small Cap Value Portfolio (Class A Shares) (the “Fund”) from September 1, 1999 (start of performance) to January 31, 2004 compared to the Russell 2000 Value Index (RUS2V),1,2 and the Lipper Small Cap Value Average (LSCVA).1,3

AVERAGE ANNUAL TOTAL RETURN4 FOR THE PERIOD ENDED JANUARY 31, 2004

1 Year	39.14%
Start of Performance (9/1/1999)	14.29%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1)	Represents a hypothetical investment of $10,000 in the Fund’s Class A Shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund’s Class A Shares performance assumes the reinvestment of all dividends and distributions. The RUS2V and LSCVA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

(2)	The RUS2V is not adjusted to reflect taxes, sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged.

(3)	The LSCVA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund’s performance.

(4)	Total returns quoted reflect all applicable sales charges.

†	Golden Oak® Small Cap Value Portfolio is the successor to the Golden Oak® Small Cap Value Portfolio of The Arbor Funds pursuant to a reorganization that took place on August 26, 2002. The information presented above, for the periods prior to August 26, 2002, is historical information for the predecessor Arbor Funds portfolio.

Golden Oak® International Equity Portfolio

Most indicators during 2003 pointed to an inexorable strengthening in global economic activity. Looking back, however, the recovery can hardly be characterized as well balanced or synchronous. Data for the third and fourth quarters illustrates that the U.S. is firmly in the vanguard of the global recovery with the rest of the developed world struggling along in its wake.1 In particular, U.S. GDP growth of 8% and 4% in the third and fourth quarters, respectively was four times faster than that enjoyed in the Euro-zone and also well above that registered by Japan.

More recent data points from December offer some indications that economies in the rest of the world may be heating up, but the evidence remains far from unequivocal. In Germany, the ZEW index of leading indicators surged to a three year high of 73.4 during the fourth quarter while in France, the equivalent INSEE survey also registered steady gains. Thanks to rising government spending and an ostensible bubble in consumer credit and residential housing, the U.K. economy also remained relatively robust. So strong in fact that the Bank of England began a pre-emptive tightening of monetary policy.

Asian economies have been impressive of late. This is in part due to currency movements that have been less deleterious to economic activity than in the Euro-zone thanks to large-scale intervention. It seems that the ingrained mercantilist attitude of most Asian governments to the management of economic affairs is having a beneficial impact. The latest numbers on Japanese retail sales and industrial production suggest a pace of growth that hasn’t been seen in years. Importantly, China is also proving to be a magnet for the Japanese exporting sector where growth rates towards the end of the year were up to 30%. China continues to be the focus in the developing world with industrial output growing in the high teens for most of the year and investment spending rising by around a third.

In this environment of global economic expansion, international stocks flourished with the MSCI EAFE Index2 gaining nearly 44% in U.S. dollar terms for the 12 months ended January 31, 2004. In doing so, the index handily outpaced the return of the MSCI U.S. Index by approximately 1,000 basis points. The major regional blocs (Europe, the Far East and Japan) produced similar returns to the broad EAFE index and emerging markets (+61%) once again outpaced the EAFE index as well with Thailand (+101%), Brazil (+111%) and Russia (+95%) leading the pack. All industrial sectors made good ground over the year but the returns were rather widely distributed with a collection of economically sensitive and high beta sectors including information technology (+63%), capital goods (+61%) and banks (+57%) posting the biggest gains. The worst performing sectors were the predictable safe havens of healthcare and consumer staples.

As this bullish period for markets matured, some of the fundamental factors, which had demonstrably failed to add any value throughout most of the year, finally began to have a positive influence. In particular, investors once again began considering earnings revisions in making their investment decisions and the market as a whole is broadening out in its preferences. Overall, there were more positive earnings surprises than negative during the year and the ratio of forecast earnings upgrades to downgrades currently stands at multi-year highs. This is normally a good lead indicator for market leadership changing from high-beta and cyclicality to financial stability and growth.

The International Equity Portfolio rose by 41.10% (Class IS Shares, at NAV) and 40.78% (Class A Shares, at NAV) in the fiscal year ended January 31, 2004, lagging the 46.70% return of the benchmark MSCI EAFE Index.3 Asset allocation decisions had a positive impact on performance during the year with our increased allocation to small capitalization stocks bearing some fruit. The entire shortfall in performance versus the benchmark for the year can be attributed to stock selection. As mentioned above, throughout most of the year, the usual drivers of stock returns including earning growth, return on capital and financial stability were somewhat overlooked by investors who instead favored more speculative, riskier names. The International Equity Portfolio lagged during this “high-beta rally” as we continued to focus on the traditional fundamental stock selection factors including tangible earnings growth and solid company management. We note that by the fourth quarter of 2003, these transitory style extremes began to wane and a more normal stock selection environment started to evolve.

(1)	International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

(2)	The MSCI EAFE Index is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without charge, into regional MSCI indices. EAFE performance date is calculated in U.S. dollars and is local currency. Investments cannot be made in the index.

(3)	Performance quoted is based on NAV, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return based on offering price (i.e., less any applicable sales charge) for the Class A Shares was 32.69%.

Golden Oak® International Equity Portfolio
Institutional Shares
Growth of a $10,000 Investment†

The graph below illustrates the hypothetical investment of $10,0001 in Golden Oak® International Equity Portfolio (Institutional Shares) (the “Fund”) from July 10, 2000 (start of performance) to January 31, 2004 compared to the Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE),1,2 and the Lipper International Average (LIA).1,2

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED JANUARY 31, 2004

1 Year	41.10%
Start of Performance (7/10/2000)	(6.14)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1)	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE and LIA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

(2)	The MSCI EAFE is not adjusted to reflect taxes, sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged. The LIA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund’s performance.

†	Golden Oak® International Equity Portfolio is the successor to the Golden Oak® International Equity Portfolio of The Arbor Funds pursuant to a reorganization that took place on August 26, 2002. The information presented above, for the periods prior to August 26, 2002, is historical information for the predecessor Arbor Funds portfolio.

Golden Oak® International Equity Portfolio
Class A Shares
Growth of a $10,000 Investment†

The graph below illustrates the hypothetical investment of $10,0001 in Golden Oak® International Equity Portfolio (Class A Shares) (the “Fund”) from July 10, 2000 (start of performance) to January 31, 2004, compared to the Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE)1,2 and the Lipper International Average (LIA).1,2

AVERAGE ANNUAL TOTAL RETURNS3 FOR THE PERIOD ENDED JANUARY 31, 2004

1 Year	32.69%
Start of Performance (7/10/2000)	(7.91)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1)	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE and LIA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

(2)	The MSCI EAFE is not adjusted to reflect taxes, sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged. The LIA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund’s performance.

(3)	Total returns quoted reflect all applicable sales charges.

†	Golden Oak® International Equity Portfolio is the successor to the Golden Oak® International Equity Portfolio of The Arbor Funds pursuant to a reorganization that took place on August 26, 2002. The information presented above, for the periods prior to August 26, 2002, is historical information for the predecessor Arbor Funds portfolio.

Golden Oak® Intermediate-Term Income Portfolio

The Intermediate-Term Income Portfolio returned 5.77% (Class IS Shares, at NAV and 5.50% (Class A Shares, at NAV) for the year ended January 31, 2004.1 Performance exceeded both the benchmark Lehman Brothers Aggregate Bond Index2 at 4.85% and the Lipper Intermediate Investment Grade Debt Average at 5.15%.3 The Intermediate-Term Income Portfolio’s overweighting in corporate bonds, underweighting in Treasury bonds and shorter than Index duration were the primary reasons for outperforming the Index.

2003 was a very good year for the U.S. economy and the financial markets. 2003 began with concerns over geo-political unrest which turned into reality when the war with Iraq began in March. A swift victory was followed by the ongoing efforts to establish an independent governing body. In general, markets reacted positively to these events. In addition, a third round of tax incentives, along with lower interest rates, encouraged the consumer to increase spending on homes and autos. By mid-year business spending for capital goods was on the rise. This was in response to improving corporate earnings and years of delaying capital projects.

The year ended with Gross Domestic Product (GDP) growing at a respectable 4.1% annual rate for the 4th Quarter, following an impressive 8.2% rate in the 3rd Quarter, and confirming that the combination of business and consumer spending was a truly powerful force. During that time core inflation was holding steady at around 1.5%.

(1)	Performance quoted is based on NAV, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price (i.e. less any applicable sales charge), for Class A Shares was 0.74%.

(2)	The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Credit, Mortgage-Backed Securities Index and the Asset Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding Par value of at least $100 million.

(3)	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

Golden Oak® Intermediate-Term Income Portfolio
Institutional Shares
Growth of a $10,000 Investment†

The graph below illustrates the hypothetical investment of $10,0001 in Golden Oak® Intermediate-Term Income Portfolio (Institutional Shares) (the “Fund”) from January 31, 1994 to January 31, 2004 compared to the Lehman Brothers Aggregate Bond Index (LBAB)1,2 and the Lipper Intermediate Investment-Grade Debt Average (LIIGDA).1,3

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED JANUARY 31, 2004

1 Year	5.77%
5 Years	5.94%
10 Years	5.93%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1)	The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBAB and LIIGDA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

(2)	The LBAB is not adjusted to reflect taxes, sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged.

(3)	The LIIGDA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund’s performance.

†	Golden Oak® Intermediate-Term Income Portfolio is the successor to the Golden Oak® Intermediate-Term Income Portfolio of The Arbor Funds pursuant to a reorganization that took place on August 26, 2002. The information presented above, for the periods prior to August 26, 2002, is historical information for the predecessor Arbor Funds portfolio.

Golden Oak® Intermediate-Term Income Portfolio
Class A Shares
Growth of a $10,000 Investment†

The graph below illustrates the hypothetical investment of $10,0001 in Golden Oak® Intermediate-Term Income Portfolio (Class A Shares) (the “Fund”) from January 31, 1994 to January 31, 2004 compared to the Lehman Brothers Aggregate Bond Index (LBAB)1,2 and the Lipper Intermediate Investment-Grade Debt Average (LIIGDA).1,3

AVERAGE ANNUAL TOTAL RETURN4 FOR THE PERIOD ENDED JANUARY 31, 2004

1 Year	0.74%
5 Years	4.72%
10 Years	5.18%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1)	Represents a hypothetical investment of $10,000 in the Fund’s Class A Shares after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBAB and LIIGDA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

(2)	The LBAB is not adjusted to reflect taxes, sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged.

(3)	The LIIGDA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund’s performance.

(4)	Total returns quoted reflect all applicable sales charges.

†	Golden Oak® Intermediate-Term Income Portfolio is the successor to the Golden Oak® Intermediate-Term Income Portfolio of The Arbor Funds pursuant to a reorganization that took place on August 26, 2002. The information presented above, for the periods prior to August 26, 2002, is historical information for the predecessor Arbor Funds portfolio.

Management’s Discussion of Fund Performance
PORTFOLIO RESULTS

Strategic Growth Fund

The following provides an overview on the performance of the Goldman Sachs Strategic Growth Fund during the one-year reporting period that ended August 31, 2003.

Performance Review

Over the one-year period that ended August 31, 2003, the Goldman Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 12.09%, 11.19%, 11.18%, 12.48%, and 12.20%, respectively. These returns compare to the 14.08% and 12.07% cumulative total returns of the Goldman Fund’s benchmark, the Russell 1000 Growth Index, and its former benchmark, the S&P 500 Index (with dividends reinvested), respectively.

The Goldman Fund’s underperformance was primarily driven by weakness in its Health Care sector. Within this area, the notable detractors from the relative returns included Pfizer, Inc. and Johnson & Johnson. The Goldman Fund was also hurt by several poor-performing companies in the Finance group. Specifically, both Freddie Mac and Fannie Mae were weak over the reporting period. On the positive side, an overweight in the Media sector enhanced relative results. After several years of weakness, the advertising market, to which many media companies are exposed, has rebounded and is expected to grow as corporations increase budget allocations to this area.

Portfolio Composition

The Goldman Sachs Strategic Growth Fund invests primarily in large-cap growth stocks. More specifically, we focus the portfolio on high quality growth companies with dominant market share, pricing control, recurring revenue streams, and free cash flow. The Goldman Fund is more selective and focused than many mutual funds and there are typically between 50 to 70 holdings in the portfolio.

Portfolio Highlights

While the Goldman Fund underperformed its benchmark during the reporting period, there were a number of holdings that enhanced results, including the following:

•	Intel Corp. — Intel is in the microprocessor business and maintains a dominant market share position in this industry. The company’s scale and silicon expertise have historically enabled it to maintain gross margins above 50%, even as prices for its microprocessors have continued to decline. Intel’s strong cash flow has enabled it to build massive research and development, production, marketing, and distribution operations. Collectively, these create a significant barrier to entry for potential competitors. Smaller microprocessor firms, even those with good products, simply do not have the resources to develop or produce more than a small fraction of the volume of product that the world demands. Intel is constantly expanding and fiercely defending its market share, leaving a rather small portion of the market for its competitors.

PORTFOLIO RESULTS

•	Univision Communications, Inc. — Univision is a leading Spanish-language television broadcaster in the U.S. The company is well positioned to take advantage of the growing Spanish-language speaking demographic, as the Hispanic population is growing at five times the rate of the non-Hispanic population. Last year, Univision’s management announced its intent to merge with Hispanic Broadcasting Corp. This merger combines a leading Spanish-language television broadcaster with a leading Spanish-language radio broadcaster. Each property will cross-promote the other in an attempt to increase ratings and thus revenue share within the markets they serve.

•	EchoStar Communications Corp. — EchoStar’s main line of business is the operation of a Direct Broadcast Satellite (DBS) subscription television service in the U.S. The company meets our criteria for a high quality growth investment due to its excellent management, subscriber growth, recurring revenue stream business model, and competitive positioning. EchoStar continues to drive solid subscriber growth. We believe that future growth will be fueled by the continued rollout of local service, availability of advanced interactive services, access to new retail distribution channels, and value-focused marketing campaigns. Relative to its nearest competitor, DirecTV, EchoStar benefits from a lower cost structure, encroachment of distribution outlets that were previously exclusive to DirecTV, and a low-end “value” pricing for consumers.

 GOLDMAN SACHS STRATEGIC GROWTH FUND

Performance Summary
August 31, 2003

The following graph shows the value, as of August 31, 2003, of a $10,000 investment made on May 24, 1999 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%) of the Goldman Sachs Strategic Growth Fund. For comparative purposes, the performance of the Goldman Fund’s new benchmark, the Russell® 1000 Growth Index (with dividends reinvested), as well as the Goldman Fund’s former benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”), are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Goldman Fund distributions or the redemption of Goldman Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Strategic Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with dividends reinvested, from May 24, 1999 to August 31, 2003.

Average Annual Total Return through August 31, 2003	Since Inception	One Year

Class A (commenced May 24, 1999)
Excluding sales charges	-5.66%	12.09%
Including sales charges	-6.90%	5.99%

Class B (commenced May 24, 1999)
Excluding contingent deferred charges	-6.35%	11.19%
Including contingent deferred charges	-6.79%	6.19%

Class C (commenced May 24, 1999)
Excluding contingent deferred charges	-6.32%	11.18%
Including contingent deferred charges	-6.32%	10.18%

Institutional Class (commenced May 24, 1999)	-5.26%	12.48%

Service Class (commenced May 24, 1999)	-5.58%	12.20%

PORTFOLIO RESULTS

Large Cap Value Fund

The following provides an overview on the performance of the Goldman Sachs Large Cap Value Fund during the one-year reporting period that ended August 31, 2003.

Performance Review

Over the one-year period that ended August 31, 2003, the Goldman Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 7.77%, 6.92%, 7.03%, 8.27%, and 7.74%, respectively. These returns compare to the 11.63% cumulative total return of the Goldman Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested).

The Goldman Fund performed well in absolute terms during the reporting period but lagged its benchmark, the Russell 1000 Value Index. Our emphasis on quality will typically cause the Goldman Fund to underperform during periods when investors are willing to assume greater risk and pursue more speculative and lower quality stocks. This time period can be characterized as such an environment. Our relative underperformance was broad based across the majority of sectors, an indication that our relative underperformance was due to our quality emphasis being out of favor in the market rather than an issue with our stock selection. In other words, no individual holdings were responsible for the Goldman Fund’s underperformance. Rather, most of the stocks in the portfolio participated in the upward trend of the market, but not as fully as those held in the benchmark.

Looking at the market from a sector standpoint, the Goldman Fund’s Technology and Services stocks detracted from relative performance during the year. In particular, holdings in these sectors such as CDW Corp. and SBC Communications, Inc. did not perform as well as those in the benchmark. In addition, Freddie Mac and General Dynamics were a drag on performance. Freddie Mac declined after it announced a management shakeup surrounding its need to restate earnings. We reduced the Goldman Fund’s position during the summer, but continue to believe in Freddie Mac’s long-term potential. During the first part of 2003, General Dynamics experienced a price decline. While its defense businesses have performed well, a significant exposure to declining prices of business jets continues to hurt its Gulf Stream unit. Our concern that the business cycle may be quite deep and prolonged prompted us to eliminate the stock from the portfolio.

While it seems that the recent strength in stock prices has reflected investors’ increased optimism rather than improving fundamentals, it is difficult to predict what the remainder of the year will bring. However, exuberant markets tend to be short-lived and we believe that low quality companies are likely to underperform over the long run. Therefore, we remain forward looking and long-term in our investment approach. We also continue to focus on first-hand fundamental research as we construct our portfolios from the bottom up. In summary, we maintain our emphasis on high quality businesses — in terms of competitive positioning, financial strength, and management experience — at prices we assess to be attractive. We believe companies with these attributes will perform well over time.

PORTFOLIO RESULTS

Portfolio Composition

We remain committed to finding and investing in those companies with good business models, high or improving return on invested capital, and quality management. Despite the recent exuberance in the market, we believe valuations are still unwarranted in some sectors and balance sheets are not as repaired as perceived. Furthermore, as we meet with managements, we are not seeing the same level of optimism about a recovery in their respective businesses. Overall demand remains weak, and overcapacity and poor pricing plagues many sectors. As such, we believe that we have positioned the portfolio accordingly given this environment.

Portfolio Highlights

While the Goldman Fund underperformed its benchmark during the reporting period there were a number of holdings that contributed positively to absolute performance:

•	Citigroup, Inc. — Citigroup is the largest holding in the Goldman Fund. It was aided over the period by the strong capital markets and continues to benefit from its broadly diverse business mix, both by product and geographically.

•	The Home Depot, Inc. — Home Depot enjoyed improving sales growth during the reporting period. In addition, the company benefited from its successful implementation of internal changes that have allowed it to improve margins and profitability.

•	Countrywide Financial Corp. — While Countrywide Financial experienced some declines in servicing revenues, it rode the wave of mortgage refinancing and experienced record quarters in mortgage originations.

 GOLDMAN SACHS LARGE CAP VALUE FUND

Performance Summary
August 31, 2003

The following graph shows the value, as of August 31, 2003, of a $10,000 investment made on December 15, 1999 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Large Cap Value Fund. For comparative purposes, the performance of the Goldman Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Goldman Fund distributions or the redemption of Goldman Fund shares. Performance of Class B, Class C, Institutional and Service Shares may vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Large Cap Value Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested December 15, 1999 to August 31, 2003.

Average Annual Total Return through August 31, 2003	Since Inception	One Year

Class A (commenced December 15, 1999)
Excluding sales charges	0.14%	7.77%
Including sales charges	-1.37%	1.82%

Class B (commenced December 15, 1999)
Excluding contingent deferred sales charges	-0.64%	6.92%
Including contingent deferred sales charges	-1.45%	1.87%

Class C (commenced December 15, 1999)
Excluding contingent deferred sales charges	-0.63%	7.03%
Including contingent deferred sales charges	-0.63%	6.02%

Institutional Class (commenced December 15, 1999)	0.52%	8.27%

Service Class (commenced December 15, 1999)	0.14%	7.74%

PORTFOLIO RESULTS

Small Cap Value Fund

The following provides an overview on the performance of the Goldman Sachs Small Cap Value Fund during the one-year reporting period that ended August 31, 2003.

Performance Review

Over the one-year period that ended August 31, 2003, the Goldman Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 21.75%, 20.84%, 20.82%, 22.22%, and 21.60%, respectively. These returns compare to the 23.68% cumulative total return of the Goldman Fund’s benchmark, the Russell 2000 Value Index (with dividends reinvested).

While the Goldman Fund performed very well in absolute terms, it lagged its benchmark, the Russell 2000 Value Index. Our emphasis on quality will typically cause the Goldman Fund to underperform during periods when investors are willing to assume greater risk and pursue more speculative and lower quality stocks. This time period can be characterized as such an environment. Our relative underperformance was broad based across the majority of sectors, an indication that our relative performance was due to our quality emphasis being out of favor in the market rather than an issue with our stock selection. In other words, no individual holdings were responsible for the Goldman Fund’s underperformance. Rather, most of the stocks in the portfolio participated in the upward trend of the market, but not as fully as those held in the benchmark.

Individual stocks that detracted from performance included Oneida Ltd., which has recently experienced poor sales due to the weakness in their end markets, and Tropical Sportswear Int’l Corp. Tropical Sportswear has experienced lower net sales and has suffered from others factors such as the need to sell excess inventory at reduced prices. Other detractors from performance included Caraustar Industries, Inc., the largest supplier of recycled paper, and Ducommun, Inc., an aerostructure and electromechanical components manufacturer. Caraustar continued to decline as a result of poor market demand. Ducommun underperformed due to a manufacturing problem that caused a decline in fourth quarter 2002 earnings. However, the problem has since been corrected.

While it seems that the recent strength in stock prices has reflected investors’ increased optimism rather than improving fundamentals, it is difficult to predict what the remainder of the year will bring. However, exuberant markets tend to be short lived and we believe that low quality companies are likely to underperform over the long run. Therefore, we remain forward looking and long-term in our investment approach. We also continue to focus on first-hand fundamental research as we construct our portfolios from the bottom up. In summary, we maintain our emphasis on high quality businesses — in terms of competitive positioning, financial strength, and management experience — at prices we assess to be attractive. We believe companies with these attributes will perform well over time.

PORTFOLIO RESULTS

Portfolio Composition

We remain committed to finding and investing in those companies with good business models, high or improving return on invested capital, and quality management. Despite the recent exuberance in the market, we believe valuations are still unwarranted in some sectors and balance sheets are not as repaired as perceived. Furthermore, as we meet with managements we are not seeing the same level of optimism about a recovery in their respective businesses. Overall demand remains weak, and overcapacity and poor pricing plagues many sectors. As such, we believe that we have positioned the portfolio accordingly given this environment.

Portfolio Highlights

While the Goldman Fund underperformed its benchmark during the reporting period, there were a number of holdings that contributed positively to absolute returns:

•	AirTran Holdings, Inc. — The Goldman Fund’s Transportation stocks generated strong results, led by our investment in AirTran. The company benefits from its low cost structure and continues to capture market share from its competitors.

•	Wabash National Corp. and Hughes Supply, Inc. — Wabash has performed well due to increasing sales as demand for new trailers has increased. The company has also continued its efforts to make operational and financial improvements. Hughes Supply has surprised investors with better than expected profitability.

•	Schnitzer Steel Industries, Inc. — Schnitzer Steel has a large recycling business in the U.S. and an international trading operation. The company has performed well as it has been able to capitalize on the shortage of scrap metal in Asia.

GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary
August 31, 2003

The following graph shows the value, as of August 31, 2003, of a $10,000 investment made on October 22, 1992 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) in the Goldman Sachs Small Cap Value Fund. For comparative purposes, the performance of the Goldman Fund’s benchmark, the Russell 2000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Goldman Fund distributions or the redemption of Goldman Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Small Cap Value Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested October 22, 1992 to August 31, 2003.

Average Annual Total Return through August 31, 2003	Since Inception	Ten Years	Five Years	One Year

Class A (commenced October 22, 1992)
Excluding sales charges	11.62%	8.86%	14.50%	21.75%
Including sales charges	11.04%	8.25%	13.21%	15.04%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	9.26%	n/a	13.60%	20.84%
Including contingent deferred sales charges	9.26%	n/a	13.34%	15.84%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	7.28%	n/a	13.58%	20.82%
Including contingent deferred sales charges	7.28%	n/a	13.58%	19.82%

Institutional Class (commenced August 15, 1997)	8.54%	n/a	14.93%	22.22%

Service Class (commenced August 15, 1997)	8.02%	n/a	14.36%	21.60%

PORTFOLIO RESULTS

CORE International Equity Fund

The following provides an overview on the performance of the Goldman Sachs CORE International Equity Fund during the one-year reporting period that ended August 31, 2003.

Performance Review

Over the one-year period that ended August 31, 2003, the Goldman Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 5.00%, 4.45%, 4.38%, 5.64%, and 5.14%, respectively. These returns compare to the 9.58% cumulative total return of the Goldman Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged, with dividends reinvested).

During the reporting period, the market’s largest gains came from higher risk, more speculative stocks. As a result, many portfolio managers who, like us, have a high quality or stable growth bias tended to underperform their benchmark. As the market’s gains were more subdued towards the end of the period, investors favored stocks with stronger fundamentals, helping the CORE process to again add value. However, this was not enough to make up for the Goldman Fund’s relative underperformance earlier in the period.

Regional Allocations

In general, the Goldman Fund’s country tilts contributed positively to relative performance, with underweight positions in France and the Netherlands and an overweight position in Japan the most successful for the period. On the downside, overweight positions in Germany and Sweden detracted the most from relative performance.

Sector Allocations

Our strategy remained sector-neutral within countries so that sector tilts that occurred within the Goldman Fund were the result of our country allocation decisions. During the period, the Goldman Fund’s holdings in the Finance sector generated the weakest results relative to the benchmark followed at a distance by Capital Equipment. The Goldman Fund’s strongest sectors compared with the benchmark were Materials and Multi-Industry.

Stock Selection

Overall, stock selection within countries detracted significantly from performance relative to the benchmark, although both the Goldman Fund and the Index were up in absolute terms. Stock selection versus their peers in the benchmark was the least successful in the UK, one of the top-weighted countries. On the upside, stronger stock selection in Australia, Switzerland and Spain offset some of the relative losses.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Performance Summary
August 31, 2003

The following graph shows the value, as of August 31, 2003, of a $10,000 investment made on August 15, 1997 (commencement of operations) in Institutional Shares at NAV of the Goldman Sachs CORE International Equity Fund. For comparative purposes, the performance of the Goldman Fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (unhedged, with dividends reinvested) (“MSCI EAFE Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Goldman Fund distributions or the redemption of Goldman Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

CORE International Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested August 15, 1997 to August 31, 2003.

Average Annual Total Return through August 31, 2003	Since Inception	Five Years	One Year

Class A (commenced August 15, 1997)
Excluding sales charges	-2.79%	-0.53%	5.00%
Including sales charges	-3.69%	-1.64%	-0.80%

Class B (commenced August 15, 1997)
Excluding contingent deferred sales charges	-3.25%	-1.02%	4.45%
Including contingent deferred sales charges	-3.25%	-1.42%	-0.55%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	-3.24%	-1.01%	4.38%
Including contingent deferred sales charges	-3.24%	-1.01%	3.37%

Institutional Class (commenced August 15, 1997)	-2.16%	0.13%	5.64%

Service Class (commenced August 15, 1997)	-2.62%	-0.36%	5.14%

PORTFOLIO RESULTS

CORE Fixed Income Fund

The following provides an overview on the performance of the Goldman Sachs Core Fixed Income Fund during the one-year reporting period that ended October 31, 2003.

Performance Review

Over the one-year period that ended October 31, 2003, the Goldman Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 7.03%, 6.31%, 6.21%, 7.54%, and 6.90%, respectively. These returns compare to the 4.90% cumulative total return of the Goldman Fund’s benchmark, the Lehman Brothers Aggregate Bond Index.*

The Goldman Fund outperformed its benchmark over the reporting period. This was primarily due to the Goldman Fund’s exposure to strong performing corporate and mortgage-backed securities.

Investment Objective

The Goldman Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.

Portfolio Composition

During the period, the Goldman Fund’s investment strategy continued to focus on sectors and securities that we believed would generate a competitive total rate of return relative to the Goldman Fund’s benchmark. As mortgage prepayment risk remained high during much of the period, focus was placed on securities with prepayment protection. In particular, we emphasized 15-year over 30-year pass-throughs and lower coupons over higher coupons. During the period, the Goldman Fund moved from an overweight corporate bond allocation to a neutral position, while maintaining an overweight allocation to BBB rated corporate securities.

The Goldman Fund’s portfolio management team proactively managed duration and term structure strategies to respond to changing market conditions and the fluctuating interest rate environment. At the end of the 12-month period, the Goldman Fund held a neutral duration position and curve flattening bias. When the yield curve flattens, the spread between the yields of longer- and intermediate-maturity issues narrows.

Portfolio Highlights

•	Agency Debentures — 11.9% on October 31, 2002 and 9.1% on October 31, 2003.

•	Asset-Backed Securities (ABS) — 13.5% on October 31, 2002 and 11.7% on October 31, 2003.

•	Corporate Bonds — 27.5% on October 31, 2002 and 19.7% on October 31, 2003.

•	Emerging Market Debt (EMD) — 1.2% on October 31, 2002 and 1.0% on October 31, 2003.

* Based on performance returns that do not reflect the deduction of any applicable sales loads.

PORTFOLIO RESULTS

•	Mortgage-Backed Securities (MBS) — 39.5% on October 31, 2002 and 52.2% on October 31, 2003.

•	U.S. Treasuries — 21.6% on October 31, 2002 and 9.4% on October 31, 2003.

The Goldman Fund’s corporate and mortgage-backed securities were the main drivers of outperformance over the period. Specifically, the Goldman Fund’s overweight allocation to Telecom and BBB rated corporate bonds boosted returns as lower quality securities outperformed the broad corporate market. Exposure to mortgage securities with lower call risks also enhanced absolute and relative results. The Goldman Fund’s allocation to lower coupon, 15-year mortgage pass-throughs was also a positive for performance.

 GOLDMAN SACHS CORE FIXED INCOME FUND

Performance Summary
October 31, 2003

The following graph shows the value, as of October 31, 2003, of a $10,000 investment made on January 5, 1994 (commencement of operations) in the Institutional shares of the Goldman Sachs Core Fixed Income Fund. For comparative purposes, the performance of the Goldman Fund’s benchmark, the Lehman Brothers Aggregate Bond Index (“Lehman Aggregate Bond Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. Returns do not reflect the deduction of taxes that a shareholder would pay on Goldman Fund distributions or the redemption of Goldman Fund shares. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C, and Service shares will vary from Institutional shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Core Fixed Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested January 5, 1994 to October 31, 2003.

Average Annual Total Return through October 31, 2003	Since Inception	Five Years	One Year

Class A (commenced May 1, 1997)
Excluding sales charges	7.04%	6.00%	7.03%
Including sales charges	6.28%	5.04%	2.25%

Class B (commenced May 1, 1997)
Excluding contingent deferred sales charges	6.27%	5.23%	6.31%
Including contingent deferred sales charges	6.27%	4.81%	1.14%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	5.93%	5.22%	6.21%
Including contingent deferred sales charges	5.93%	5.22%	5.17%

Institutional Class (commenced January 5, 1994)	6.96%	6.43%	7.54%

Service Class (commenced March 13, 1996)	6.74%	5.89%	6.90%

Financial Highlights

Golden Oak Portfolios- Financial Highlights

     The following financial highlights tables are intended to help you understand each Golden Oak Portfolio’s financial performance for the past five years, or if shorter, the period of the Golden Oak Portfolio’s operation. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Golden Oak Portfolio (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended January 31, 2000, 2001 and 2002 has been audited by Golden Oak Portfolio’s former auditors. Ernst & Young LLP, independent registered public accounting firm, audited the information for the fiscal years ended January 31, 2003 and 2004. Their report along with each Golden Oak Portfolio’s financial statements, are included in the annual report, which is available upon request without charge.

Selected data for a share of beneficial interest outstanding throughout each period

FINANCIAL HIGHLIGHTS

Golden Oak® Family of Funds

(For a share outstanding throughout each period.)

				Net Realized				Distributions
				and Unrealized				from Net
				Gain (Loss) on				Realized Gain
	Net Asset	Net		Investments				on Investment
	Value	investment		and Foreign	Total from	Distributions		and Foreign
Year Ended	beginning	Income		Currency	Investment	from Net		Currency
January 31,	of period	(Loss)		Transactions	Operations	Investment Income		Transactions
Growth Portfolio-Institutional Shares
2000	$16.16	(0.03)		4.75	4.72	—		(3.03)
2001	$17.85	(0.01)		(1.83)	(1.84)	—		(3.02)
2002	$12.99	—		(4.05)	(4.05)	—		(0.23)
2003(3)	$8.71	(0.02)		(2.36)	(2.38)	—		—
2004	$6.33	(0.01	)(4)	2.11	2.10	—		—
Growth Portfolio-Class A Shares
2000	$15.89	(0.06)		4.63	4.57	—		(3.03)
2001	$17.43	(0.03)		(1.80)	(1.83)	—		(3.02)
2002	$12.58	—		(3.95)	(3.95)	—		(0.23)
2003(3)	$8.40	(0.04)		(2.27)	(2.31)	—		—
2004	$6.09	(0.03	)(4)	2.03	2.00	—		—
Value Portfolio-Institutional Shares
2000	$9.17	0.03		0.78	0.81	(0.03)		(0.50)
2001	$9.45	0.07		0.77	0.84	(0.07)		(0.71)
2002	$9.51	0.05		(1.41)	(1.36)	(0.05)		(0.30)
2003(3)	$7.80	0.04		(1.40)	(1.36)	(0.04)		—
2004	$6.40	0.07		2.26	2.33	(0.07)		—
Value Portfolio-Class A Shares
2000	$9.14	0.01		0.77	0.78	(0.01)		(0.50)
2001	$9.41	0.05		0.77	0.82	(0.05)		(0.71)
2002	$9.47	0.03		(1.41)	(1.38)	(0.03)		(0.30)
2003(3)	$7.76	0.02		(1.39)	(1.37)	(0.02)		—
2004	$6.37	0.06		2.23	2.29	(0.05)		—
Small Cap Value Portfolio-Institutional Shares								—
2000(7)	$10.00	0.03		(0.46)	(0.43)	(0.03)		—
2001	$9.54	0.07		3.58	3.65	(0.07)		(0.74)
2002	$12.38	0.05		1.66	1.71	(0.06)		(2.15)
2003(3)	$11.88	0.01		(1.64)	(1.63)	(0.01)		(1.94)
2004	$8.30	0.00	(4)(9)	3.96	3.96	(0.01)		(0.25)
Small Cap Value Portfolio-Class A Shares								—
2000(7)	$10.00	0.03		(0.47)	(0.44)	(0.02)		—
2001	$9.54	0.04		3.58	3.62	(0.05)		(0.74)
2002	$12.37	0.02		1.66	1.68	(0.03)		(2.15)
2003(3)	$11.87	(0.01)		(1.65)	(1.66)	(0.00	)(9)	(1.94)
2004	$8.27	(0.03	)(4)	3.95	3.92	—		(0.25)
International Equity Portfolio-Institutional Shares								—
2001(10)	$10.00	—		(1.07)	(1.07)	(0.06)		—
2002	$8.87	(0.02)		(2.18)	(2.20)	(0.01)		—
2003(3)	$6.66	(0.00	)(9)	(1.05)	(1.05)	(0.01)		—
2004	$5.60	0.03	(4)	2.28	2.31	(0.03)		—

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2)	This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(3)	Beginning with the year ended January 31, 2003, the Fund was audited by Ernst & Young LLP. The previous years were audited by other auditors.

(4)	Based on average shares outstanding.

(5)	The expense ratios are calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 1.10% and 1.35%, respectively after taking into account these expense reductions.

(6)	Represents less than 0.01%.

(7)	Reflects operations for the period from September 1,1999 (date of initial public investment) to January 31, 2000.

(8)	Computed on an annualized basis.

			Ratios to Average Net Assets
	Net Asset,
	Value,								Net Assets
Total	end	Total			Net Investment		Expense Waiver/		end of period	Portfolio
Distributions	of period	Return(1)	Expenses		Income (Loss)		Reimbursement(2)		(000 omitted)	Turnover Rate

(3.03)	$17.85	30.67%	1.06%		(0.19)%		0.00%		$65,891	83%
(3.02)	$12.99	(11.35)%	1.06%		(0.34)%		0.00%		$72,825	106%
(0.23)	$8.71	(31.18)%	1.11%		(0.33)%		0.00%		$50,663	112%
—	$6.33	(27.32)%	1.10%		(0.22)%		0.08%		$40,553	113%
—	$8.43	33.18%	1.10	%(5)	(0.12)%		0.07%		$49,661	103%

(3.03)	$17.43	30.23%	1.31%		(0.52)%		0.00%		$9,835	83%
(3.02)	$12.58	(11.58)%	1.31%		(0.60)%		0.00%		$11,943	106%
(0.23)	$8.40	(31.40)%	1.36%		(0.58)%		0.00%		$7,978	112%
—	$6.09	(27.50)%	1.35%		(0.47)%		0.08%		$5,227	113%
—	$8.09	32.84%	1.35	%(5)	(0.37)%		0.07%		$6,548	103%

(0.53)	$9.45	8.92%	1.09%		0.36%		0.00%		$59,091	102%
(0.78)	$9.51	9.36%	1.06%		0.76%		0.00%		$87,338	152%
(0.35)	$7.80	(14.33)%	1.07%		0.56%		0.01%		$74,944	106%
(0.04)	$6.40	(17.45)%	1.09%		0.53%		0.05%		$62,346	147%
(0.07)	$8.66	36.52%	1.09%		0.99%		0.00	%(6)	$71,882	112%

(0.51)	$9.41	8.61%	1.34%		0.10%		0.00%		$7,138	102%
(0.76)	$9.47	9.14%	1.31%		0.52%		0.00%		$8,461	152%
(0.33)	$7.76	(14.61)%	1.32%		0.32%		0.02%		$7,948	106%
(0.02)	$6.37	(17.64)%	1.34%		0.27%		0.05%		$6,013	147%
(0.05)	$8.61	36.05%	1.34%		0.74%		0.00	%(6)	$7,193	112%

(0.03)	$9.54	(4.33)%	1.35	%(8)	0.76	%(8)	0.20	%(8)	$40,554	11%
(0.81)	$12.38	39.30%	1.30%		0.65%		0.03%		$64,896	65%
(2.21)	$11.88	14.64%	1.33%		0.42%		0.03%		$40,235	30%
(1.95)	$8.30	(14.28)%	1.35%		0.12%		0.13%		$31,439	30%
(0.26)	$12.00	47.86%	1.35%		(0.02)%		0.08%		$36,945	33%

(0.02)	$9.54	(4.42)%	1.60	%(8)	0.72	%(8)	0.23	%(8)	$3,305	11%
(0.79)	$12.37	38.88%	1.55%		0.36%		0.03%		$5,994	65%
(2.18)	$11.87	14.37%	1.59%		0.13%		0.03%		$7,007	30%
(1.94)	$8.27	(14.53)%	1.60%		(0.13)%		0.13%		$5,740	30%
(0.25)	$11.94	47.55%	1.60%		(0.27)%		0.08%		$7,471	33%

(0.06)	$8.87	(10.68)%	1.50	%(8)	(0.08)	%(8)	0.11	%(8)	$28,530	69%
(0.01)	$6.66	(24.86)%	1.50%		(0.33)%		0.19%		$39,056	120%
(0.01)	$5.60	(15.77)%	1.50%		(0.07)%		0.06%		$44,137	100%
(0.03)	$7.88	41.10%	1.44%		0.43%		0.01%		$54,810	114%

(9)	Represents less than $0.01.

(10)	Reflects operations for the period from July 10, 2000 (date of initial public investment) to January 31, 2001.

FINANCIAL HIGHLIGHTS

Golden Oak® Family of Funds

(For a share outstanding throughout each period.)

			Net Realized			Distributions
			and Unrealized			from Net
			Gain (Loss) on			Realized Gain
	Net Asset	Net	Investments			on Investments
	Value,	Investment	and Foreign	Total from	Distributions	and Foreign
Year Ended	beginning	Income	Currency	Investment	from Net	Currency	Total
January 31,	of period	(Loss)	Transactions	Operations	Investment Income	Transactions	Distribution
International Equity Portfolio—Class A Shares
2001(3)	$10.00	(0.03)	(1.06)	(1.09)	(0.06)	—	(0.06)
2002	$8.85	—	(2.21)	(2.21)	—	—	—
2003(5)	$6.64	(0.01)	(1.05)	(1.06)	—	—	—
2004	$5.58	0.01 (6)	2.27	2.28	(0.01)	—	(0.01)
Intermediate-Term Income Portfolio—Institutional Shares
2000	$10.32	0.55	(0.97)	(0.42)	(0.55)	—	(0.55)
2001	$9.35	0.58	0.58	1.16	(0.58)	—	(0.58)
2002	$9.93	0.57	0.10	0.67	(0.57)	—	(0.57)
2003(5)	$10.03	0.55	0.33	0.88	(0.54)	—	(0.54)
2004	$10.37	0.51	0.08	0.59	(0.51)	—	(0.51)
Intermediate-Term Income Portfolio—Class A Shares
2000	$10.31	0.53	(0.96)	(0.43)	(0.53)	—	(0.53)
2001	$9.35	0.56	0.56	1.12	(0.55)	—	(0.55)
2002	$9.92	0.54	0.11	0.65	(0.54)	—	(0.54)
2003(5)	$10.03	0.51	0.35	0.86	(0.52)	—	(0.52)
2004	$10.37	0.48	0.08	0.56	(0.48)	—	(0.48)
Prime Obligation Money Market Portfolio—Institutional Shares
2000	$1.00	0.05	—	0.05	(0.05)	—	(0.05)
2001	$1.00	0.06	—	0.06	(0.06)	—	(0.06)
2002	$1.00	0.03	—	0.03	(0.03)	—	(0.03)
2003(5)	$1.00	0.01	—	0.01	(0.01)	—	(0.01)
2004	$1.00	0.008	—	0.008	(0.008)	—	(0.008)
Prime Obligation Money Market Portfolio—Class A Shares
2000	$1.00	0.05	—	0.05	(0.05)	—	(0.05)
2001	$1.00	0.06	—	0.06	(0.06)	—	(0.06)
2002	$1.00	0.03	—	0.03	(0.03)	—	(0.03)
2003(5)	$1.00	0.01	—	0.01	(0.01)	—	(0.01)
2004	$1.00	0.006	—	0.006	(0.006)	—	(0.006)

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2)	This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(3)	Reflects operations for the period from July 10, 2000 (date of initial public investment) to January 31, 2001.

(4)	Computed on an annualized basis.

(5)	Beginning with the year ended January 31, 2003, the Fund was audited by Ernst & Young LLP. The previous years were audited by other auditors.

		Ratios to Average Net Assets
								Net Assets
Net Asset,								end of	Portfolio
Value, end	Total			Net Investment		Expense Waiver		period	Turnover
of period	Return(1)	Expenses		Income (Loss)		Reimbursement(2)		(000 omitted)	Rate

$8.85	(10.90)%	1.75	%(4)	(0.66	)%(4)	0.18	%(4)	$478	69%
$6.64	(24.97)%	1.75%		(0.52)%		0.19%		$701	120%
$5.58	(15.96)%	1.75%		(0.32)%		0.06%		$900	100%
$7.85	40.78%	1.69%		0.12%		0.01%		$1,380	114%

$9.35	(4.07)%	0.65%		5.70%		0.15%		$147,549	25%
$9.93	12.81%	0.65%		6.07%		0.15%		$160,510	16%
$10.03	6.88%	0.65%		5.68%		0.15%		$114,908	10%
$10.37	9.07%	0.65%		5.38%		0.20%		$96,001	6%
$10.45	5.77%	0.65%		4.86%		0.17%		$91,250	8%

$9.35	(4.22)%	0.90%		5.52%		0.15%		$6,224	25%
$9.92	12.42%	0.90%		5.81%		0.15%		$6,740	16%
$10.03	6.73%	0.90%		5.43%		0.15%		$7,793	10%
$10.37	8.80%	0.90%		5.11%		0.20%		$10,618	6%
$10.45	5.50%	0.90%		4.61%		0.17%		$9,285	8%

$1.00	5.04%	0.40%		4.91%		0.20%		$114,349	—
$1.00	6.26%	0.40%		6.08%		0.20%		$115,659	—
$1.00	3.46%	0.40%		3.34%		0.21%		$135,776	—
$1.00	1.39%	0.40%		1.38%		0.24%		$147,279	—
$1.00	0.84%	0.40%		0.84%		0.22%		$134,346	—

$1.00	4.77%	0.65%		4.74%		0.21%		$8,578	—
$1.00	6.00%	0.65%		5.83%		0.20%		$11,994	—
$1.00	3.20%	0.65%		3.04%		0.21%		$15,515	—
$1.00	1.14%	0.65%		1.13%		0.24%		$13,638	—
$1.00	0.59%	0.65%		0.59%		0.22%		$10,661	—

(6)	Based on average shares outstanding.

Goldman Funds — Financial Highlights

     The following financial highlights tables are intended to help you understand each Goldman Fund’s financial performance for the past five years. Certain information reflects financial results for a single Goldman Fund share. The information for the (1) Goldman Sachs Strategic Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs CORE International Equity Fund for the period ended August 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP; (2) Goldman Sachs Core Fixed Income Fund for the period ended October 31, 2000 and thereafter has been audited by Ernst & Young LLP, and (3) Goldman Sachs Financial Square Prime Obligations Fund for the period ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP. PricewaterhouseCooper LLP’s and Ernst & Young LLP’s reports along with such Goldman Fund’s financial statements, are included in the annual report, which is available upon request without charge. The information for all periods prior to the periods ended August 31, 2000, October 31, 2000 or December 31, 2000, as applicable, has been audited by the Goldman Funds’ previous independent auditors who have ceased operations. The financial highlights for the six months ended February 29, 2004 and April 30, 2004 are unaudited.

 GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset	Net
	value,	investment		Net realized	Total from	From net
	beginning	income		and unrealized	investment	realized
	of period	(loss)		gain (loss)	operations	gains

FOR THE SIX MONTHS ENDED FEBRUARY 29, (Unaudited)

2004 - Class A Shares	$7.79	$(0.02	) (c)	$0.74	$0.72	$—
2004 - Institutional Shares	7.93	—	(c)(d)	0.74	0.74	—
FOR THE YEARS ENDED AUGUST 31,

2003 - Class A Shares	6.95	(0.03	) (c)	0.87	0.84	—
2003 - Institutional Shares	7.05	(0.01	) (c)	0.89	0.88	—

2002 - Class A Shares	9.22	(0.06	) (c)	(2.21)	(2.27)	— (d)
2002 - Institutional Shares	9.30	(0.02	) (c)	(2.23)	(2.25)	— (d)

2001 - Class A Shares	12.52	(0.06	) (c)	(3.24)	(3.30)	—
2001 - Institutional Shares	12.58	(0.02	) (c)	(3.26)	(3.28)	—

2000 - Class A Shares	10.06	(0.06	) (c)	2.52	2.46	—
2000 - Institutional Shares	10.07	(0.01	) (c)	2.52	2.51	—
FOR THE PERIOD ENDED AUGUST 31,

1999 - Class A Shares (commenced May 24)	10.00	—		0.06	0.06	—
1999 - Institutional Shares (commenced May 24)	10.00	0.01		0.06	0.07	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Less than $0.005 per share.

GOLDMAN SACHS STRATEGIC GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of		Ratio of		Ratio of
		Net assets,	Ratio of		net investment		total		net investment
Net asset		end of	net expenses		income (loss)		expenses		loss to		Portfolio
value, end	Total	period	to average		to average		to average		average net		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		assets		rate

$8.51	9.24%	$192,288	1.44	%(b)	(0.47	)% (b)	1.55	%(b)	(0.58	)% (b)	9%
8.67	9.33	122,927	1.04	(b)	(0.07	)(b)	1.15	(b)	(0.18	)(b)	9

7.79	12.09	146,867	1.45		(0.49)		1.62		(0.66)		14
7.93	12.48	93,806	1.05		(0.09)		1.22		(0.26)		14

6.95	(24.59)	113,813	1.45		(0.66)		1.63		(0.84)		40
7.05	(24.17)	59,130	1.05		(0.27)		1.23		(0.45)		40

9.22	(26.35)	109,315	1.44		(0.52)		1.67		(0.75)		25
9.30	(26.06)	45,898	1.04		(0.15)		1.27		(0.38)		25

12.52	24.46	92,271	1.44		(0.50)		1.63		(0.69)		19
12.58	24.93	22,910	1.04		(0.09)		1.23		(0.28)		19

10.06	0.60	10,371	1.44	(b)	(0.17	)(b)	11.70	(b)	(10.43	)(b)	7
10.07	0.70	5,981	1.04	(b)	0.24	(b)	11.30	(b)	(10.02	)(b)	7

 GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net
	beginning	income	and unrealized	investment	investment
	of period	(loss)(c)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED FEBRUARY 29, (Unaudited)

2004 - Class A Shares	$9.86	$0.05	$1.79	$1.84	$(0.09)
2004 - Institutional Shares	9.95	0.07	1.80	1.87	(0.13)
FOR THE YEARS ENDED AUGUST 31,

2003 - Class A Shares	9.24	0.08	0.63	0.71	(0.09)
2003 - Institutional Shares	9.29	0.12	0.64	0.76	(0.10)

2002 - Class A Shares	10.21	0.08	(1.01)	(0.93)	(0.04)
2002 - Institutional Shares	10.24	0.12	(1.01)	(0.89)	(0.06)

2001 - Class A Shares	10.39	0.08	(0.20)	(0.12)	(0.06)
2001 - Institutional Shares	10.40	0.12	(0.20)	(0.08)	(0.08)
FOR THE PERIOD ENDED AUGUST 31,

2000 - Class A Shares (commenced Dec. 15, 1999)	10.00	0.06	0.33	0.39	—
2000 - Institutional Shares (commenced Dec. 15, 1999)	10.00	0.09	0.31	0.40	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.

GOLDMAN SACHS LARGE CAP VALUE FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of total		net investment
Net asset		end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$11.61	18.77%	$276,964	1.25	%(b)	0.98	%(b)	1.29	%(b)	0.94	%(b)	38%
11.69	18.94	118,430	0.85	(b)	1.37	(b)	0.89	(b)	1.33	(b)	38

9.86	7.77	224,605	1.26		0.91		1.30		0.87		78
9.95	8.27	96,895	0.86		1.31		0.90		1.27		78

9.24	(9.12)	232,501	1.26		0.80		1.32		0.74		91
9.29	(8.73)	78,146	0.86		1.19		0.92		1.13		91

10.21	(1.21)	123,013	1.25		0.73		1.83		0.15		69
10.24	(0.81)	50,740	0.85		1.09		1.43		0.51		69

10.39	3.90	7,181	1.25	(b)	0.84	(b)	3.30	(b)	(1.21	)(b)	67
10.40	4.00	16,155	0.85	(b)	1.31	(b)	2.90	(b)	(0.74	)(b)	67

 GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset	Net
	value,	investment		Net realized	Total from	From net	From net
	beginning	income		and unrealized	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (Unaudited)

2004 - Class A Shares	$33.77	$(0.03	) (c)	$5.93	$5.90	$—	$(0.65)	$(0.65)
2004 - Institutional Shares	34.35	0.05	(c)	6.03	6.08	—	(0.65)	(0.65)
FOR THE YEARS ENDED AUGUST 31,

2003 - Class A Shares	27.79	—	(c)(d)	6.03	6.03	(0.02)	(0.03)	(0.05)
2003 - Institutional Shares	28.25	0.12	(c)	6.13	6.25	(0.12)	(0.03)	(0.15)

2002 - Class A Shares	28.55	0.09	(c)	(0.76)	(0.67)	(0.09)	—	(0.09)
2002 - Institutional Shares	28.98	0.21	(c)	(0.76)	(0.55)	(0.18)	—	(0.18)

2001 - Class A Shares	23.21	0.15	(c)	5.19	5.34	—	—	—
2001 - Institutional Shares	23.47	0.25	(c)	5.26	5.51	—	—	—

2000 - Class A Shares	19.80	0.01	(c)	3.40	3.41	—	—	—
2000 - Institutional Shares	19.95	0.10	(c)	3.42	3.52	—	—	—
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	18.51	(0.05)		1.34	1.29	—	—	—
1999 - Institutional Shares	18.62	—		1.33	1.33	—	—	—
FOR THE YEAR ENDED JANUARY 31,

1999 - Class A Shares	24.05	(0.06)		(4.48)	(4.54)	—	(1.00)	(1.00)
1999 - Institutional Shares	24.09	0.03		(4.50)	(4.47)	—	(1.00)	(1.00)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Amount is less than $0.005 per share.

GOLDMAN SACHS SMALL CAP VALUE FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of total		net investment
Net asset		end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$39.02	17.61%	$866,270	1.49	%(b)	(0.14	)% (b)	1.49	%(b)	(0.14	)% (b)	39%
39.78	17.84	229,463	1.09	(b)	0.25	(b)	1.09	(b)	0.25	(b)	39

33.77	21.75	592,863	1.51		0.01		1.52		0.00		58
34.35	22.22	117,968	1.11		0.43		1.12		0.42		58

27.79	(2.34)	372,900	1.51		0.32		1.53		0.30		75
28.25	(1.91)	90,177	1.11		0.71		1.13		0.69		75

28.55	23.01	244,860	1.50		0.59		1.60		0.49		93
28.98	23.48	46,211	1.10		0.97		1.20		0.87		93

23.21	17.22	157,791	1.50		0.07		1.57		—		75
23.47	17.64	26,445	1.10		0.49		1.17		0.42		75

19.80	6.97	210,500	1.50	(b)	(0.35	)(b)	1.61	(b)	(0.46	)(b)	47
19.95	7.14	27,023	1.10	(b)	0.05	(b)	1.21	(b)	(0.06	)(b)	47

18.51	(17.37)	261,661	1.50		(0.24)		1.74		(0.48)		98
18.62	(17.04)	15,351	1.13		0.13		1.17		0.09		98

 GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distributions to shareholders

	Net asset	Net
	value,	investment		Net realized	Total from	From net	From net
	beginning	income		and unrealized	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (Unaudited)

2004 - Class A Shares	$7.66	$(0.01	) (c)	$1.90	$1.89	$(0.07)	$—	$(0.07)
2004 - Institutional Shares	7.80	0.02	(c)	1.93	1.95	(0.11)	—	(0.11)
FOR THE YEARS ENDED AUGUST 31,

2003 - Class A Shares	7.35	0.08	(c)	0.28	0.36	(0.05)	—	(0.05)
2003 - Institutional Shares	7.49	0.12	(c)	0.29	0.41	(0.10)	—	(0.10)

2002 - Class A Shares	8.38	0.03	(c)	(1.06)	(1.03)	—	—	—
2002 - Institutional Shares	8.50	0.08	(c)	(1.07)	(0.99)	(0.02)	—	(0.02)

2001 - Class A Shares	11.32	—	(c)(d)	(2.35)	(2.35)	(0.04)	(0.55)	(0.59)
2001 - Institutional Shares	11.48	0.07	(c)	(2.39)	(2.32)	(0.11)	(0.55)	(0.66)

2000 - Class A Shares	10.87	0.02	(c)	0.74	0.76	(0.05)	(0.26)	(0.31)
2000 - Institutional Shares	11.00	0.09	(c)	0.75	0.84	(0.10)	(0.26)	(0.36)
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	9.98	0.05		0.84	0.89	—	—	—
1999 - Institutional Shares	10.06	0.09		0.85	0.94	—	—	—
FOR THE YEAR ENDED JANUARY 31,

1999 - Class A Shares	9.22	(0.01)		0.79	0.78	(0.02)	—	(0.02)
1999 - Institutional Shares	9.24	0.05		0.80	0.85	(0.03)	—	(0.03)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

(d)	Less than $.005 per share.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$9.48	24.72%	$115,097	1.66	%(b)	(0.15	)%(b)	1.73	%(b)	(0.22	)%(b)	60%
9.64	25.19	253,578	1.01	(b)	0.50	(b)	1.08	(b)	0.43	(b)	60

7.66	5.00	95,015	1.67		1.12		1.84		0.95		122
7.80	5.64	158,021	1.02		1.73		1.19		1.56		122

7.35	(12.29)	72,405	1.67		0.38		1.82		0.23		115
7.49	(11.68)	188,858	1.02		1.02		1.17		0.87		115

8.38	(21.50)	108,955	1.66		0.00		1.77		(0.11)		93
8.50	(21.02)	291,596	1.01		0.70		1.12		0.59		93

11.32	6.92	147,409	1.66		0.14		1.75		0.05		92
11.48	7.62	308,074	1.01		0.78		1.10		0.69		92

10.87	8.92	114,502	1.66	(b)	0.78	(b)	1.76	(b)	0.68	(b)	65
11.00	9.34	271,212	1.01	(b)	1.43	(b)	1.11	(b)	1.33	(b)	65

9.98	8.37	110,338	1.63		(0.11)		1.94		(0.42)		195
10.06	9.20	280,731	1.01		0.84		1.32		0.53		195

 GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
	of period	income		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30,

2004 - Class A Shares	$10.31	$0.15	(c)	$0.05	$0.20	$(0.18)	$(0.35)	$(0.53)
2004 - Institutional Shares	10.35	0.17	(c)	0.05	0.22	(0.20)	(0.35)	(0.55)
FOR THE YEARS ENDED OCTOBER 31,

2003 - Class A Shares	10.07	0.40	(c)	0.28	0.68	(0.40)	(0.04)	(0.44)
2003 - Institutional Shares	10.09	0.45	(c)	0.29	0.74	(0.44)	(0.04)	(0.48)

2002 - Class A Shares	10.25	0.50	(c)	(0.13)	0.37	(0.52)	(0.03)	(0.55)
2002 - Institutional Shares	10.28	0.55	(c)	(0.15)	0.40	(0.56)	(0.03)	(0.59)

2001 - Class A Shares	9.52	0.56	(c)	0.75	1.31	(0.58)	—	(0.58)
2001 - Institutional Shares	9.54	0.60	(c)	0.76	1.36	(0.62)	—	(0.62)

2000 - Class A Shares	9.50	0.57	(c)	0.02	0.59	(0.58)	—	(0.58)
2000 - Institutional Shares	9.52	0.61	(c)	0.02	0.63	(0.62)	—	(0.62)

1999 - Class A Shares	10.25	0.54		(0.61)	(0.07)	(0.53)	(0.15)	(0.68)

1999 - Institutional Shares	10.28	0.58		(0.62)	(0.04)	(0.57)	(0.15)	(0.72)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Includes the effect of mortgage dollar roll transactions.

GOLDMAN SACHS CORE FIXED INCOME FUND

							Ratios assuming no
							expense reductions

					Ratio of		Ratio of		Ratio of
		Net assets	Ratio of		net investment		total		net investment
Net asset		at end of	net expenses		income to		expenses		income to		Portfolio
value, end	Total	period	to average		average net		to average		average net		turnover
of period	return(a)	(in 000s)	net assets		assets		net assets		assets		rate(d)

$9.98	1.93%	$455,802	0.89	%(b)	2.99	%(b)	0.89	%(b)	2.99	%(b)	251%

10.02	2.03	657,738	0.49	(b)	3.41	(b)	0.49	(b)	3.41	(b)	251

10.31	7.03	445,178	0.89		3.91		0.89		3.91		489

10.35	7.54	695,181	0.49		4.39		0.49		4.39		489

10.07	3.59	315,441	0.90		5.03		0.90		5.03		437

10.09	3.99	733,996	0.50		5.51		0.50		5.51		437

10.26	14.17	178,885	0.94		5.61		0.94		5.61		315

10.29	14.69	440,836	0.54		6.05		0.54		6.05		315

9.51	6.48	73,846	0.94		6.04		0.97		6.01		272

9.53	6.90	268,465	0.54		6.46		0.57		6.43		272

9.50	(0.68)	65,368	0.94		5.57		0.98		5.53		280

9.52	(0.37)	216,973	0.54		5.97		0.58		5.93		280

Goldman Sachs Trust—Financial Square Funds

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
Prime Obligations Fund

									Ratios assuming no
									expense reductions

								Ratio of net		Ratio of net
	Net asset			Net asset		Net assets,	Ratio of net	investment	Ratio of	investment
	value,	Net	Distributions	value,		end	expenses to	income to	expenses to	income to
	beginning	investment	to	end	Total	of period	average net	average net	average net	average net
	of period	income(a)	shareholders	of period	return(b)	(in 000’s)	assets	assets	assets	assets

For the Years Ended December 31,

2003-FST Shares	$1.00	$0.011	$(0.011)	$1.00	1.06%	$22,750,510	0.18%	1.07%	0.22%	1.03%
2003-FST Administration Shares	1.00	0.008	(0.008)	1.00	0.81	3,080,780	0.43	0.80	0.47	0.76

2002-FST Shares	1.00	0.02	(0.02)	1.00	1.75	22,565,712	0.18	1.74	0.22	1.70
2002-FST Administration Shares	1.00	0.01	(0.01)	1.00	1.50	2,927,767	0.43	1.48	0.47	1.44

2001-FST Shares	1.00	0.04	(0.04)	1.00	4.15	25,429,443	0.18	3.87	0.23	3.82
2001-FST Administration Shares	1.00	0.04	(0.04)	1.00	3.89	2,803,798	0.43	3.64	0.48	3.59

2000-FST Shares	1.00	0.06	(0.06)	1.00	6.44	12,777,000	0.18	6.32	0.22	6.28
2000-FST Administration Shares	1.00	0.06	(0.06)	1.00	6.18	2,084,745	0.43	6.09	0.47	6.05

1999-FST Shares	1.00	0.05	(0.05)	1.00	5.18	8,062,549	0.18	5.09	0.23	5.04
1999-FST Administration Shares	1.00	0.05	(0.05)	1.00	4.91	1,051,831	0.43	4.88	0.48	4.83

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions. Returns for periods less than a full year are not annualized.

Materials Incorporated By Reference

     Information about the Golden Oak Portfolios is included in the Prospectus for the Golden Oak Portfolios dated March 31, 2004, which is incorporated herein by reference.

     Information about the Goldman Funds is included in the Prospectuses dated (1) December 23, 2003 for the Goldman Sachs Strategic Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Small Cap Value Fund and Goldman Sachs CORE International Equity Fund; (2) February 27, 2004 for the Goldman Sachs Core Fixed Income Fund and (3) April 29, 2004 for the Goldman Sachs Financial Square Prime Obligations Fund, copies of which accompany this Proxy/Prospectus and are incorporated herein by reference.

VOTING INFORMATION

General Information

     The Board of Trustees of Golden Oak is furnishing this Proxy/Prospectus in connection with the solicitation of proxies for the Special Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of Golden Oak and Goldman Trust may also solicit proxies by telephone or otherwise. [In this connection, Golden Oak has retained                 to assist in the solicitation of proxies for the Reorganization.] Shareholders may vote (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope, (2) by touch-tone voting, or (3) by on-line voting. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Golden Oak a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person. As the Special Meeting date approaches, certain shareholders of each Golden Oak Portfolio may receive a telephone call from a representative of                 if their votes have not yet been received. Authorization to permit                 to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Golden Oak Portfolio. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

     [In all cases where a telephonic proxy is solicited, the                  representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to                 , then the                 representative has the responsibility to explain the process, read the proposals on the proxy card, and ask for the shareholder’s instructions on the proposals. The    representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth on the proxy statement.             will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram confirming his or her vote and asking the shareholder to call                 immediately if his or her instructions are not correctly reflected in the confirmation.]

     [Any expenses incurred as a result of hiring                 or any other proxy solicitation agent will be borne by GSAM to the extent that expenses incurred by Golden Oak or CBCM in connection with the Reorganization equal or are less than $700,000. CBCM will bear such expenses to the extent they exceed $700,000. It is anticipated that the cost associated with using a proxy solicitation agent will be approximately $                .]

     Only shareholders of record at the close of business on                 will be entitled to vote at the Special Meeting. On that date, the following Golden Oak Shares were outstanding and entitled to be voted:

Golden Oak Portfolio	Shares Outstanding and
Entitled to Vote

Growth Portfolio

Value Portfolio

Small Cap Value Portfolio

International Equity Portfolio

Intermediate-Term Income Portfolio

Prime Obligation Money Market Portfolio

     Each whole and fractional share of a Golden Oak Portfolio is entitled to a whole or fractional vote, as the case may be. Shares have noncumulative voting rights.

     The votes of the shareholders of Goldman Funds are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

     If an accompanying proxy is executed and returned in time for the Special Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Special Meeting.

Shareholder and Board Approvals

     The Reorganization Agreement is being submitted for approval by the Golden Oak Portfolios’ shareholders at the Special Meeting pursuant to Golden Oak’s Agreement and Declaration of Trust and By-Laws, and was unanimously approved by Golden Oak Board of Trustees at a meeting held on August    , 2004. Thirty-three and one-third percent (33 and 1/3%) of the shares of each Golden Oak Portfolio present in person or represented by proxy and entitled to vote constitutes a quorum at the Special Meeting. Approval of each Reorganization requires the affirmative “vote of a majority of outstanding voting securities” (as defined in the 1940 Act) of that particular Golden Oak Portfolio. A vote for the Reorganization Agreement includes a vote for the reorganization of the Golden Oak Portfolios; conversely, a vote against the Reorganization Agreement is a vote against the reorganization of the Golden Oak Portfolios. The Reorganization Agreement provides that in the event the Reorganization Agreement is approved with respect to less than all of the Golden Oak Portfolios, the failure of a Golden Oak Portfolio to consummate the transactions contemplated by the Reorganization Agreement shall not affect the consummation or validity of the Reorganization with respect to any other Golden Oak Portfolios. Accordingly, it is possible that if a shareholder owns shares in two or more Golden Oak Portfolios and one of the Golden Oak Portfolios does not approve the Reorganization, then the shareholder of the particular Golden Oak Portfolio which did not approve the Reorganization would remain a shareholder of that Golden Oak Portfolio. However, with respect to the Golden Oak Portfolios that approve the Reorganization, the shareholder of those particular Golden Oak Portfolios on the Closing Date would become a shareholder of the corresponding Goldman Funds. With respect to the approval of the Reorganization Agreement, the term “vote of a majority of outstanding voting securities” of a Golden Oak Portfolio means the vote of (a) 67% or more of the voting securities of a Golden Oak Portfolio present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Golden Oak Portfolio, whichever is less.

Principal Shareholders

     As of                 , 2004, the officers and Trustees of Golden Oak as a group owned or controlled less than 1% of each Golden Oak Portfolio’s outstanding shares. As of                 2004, the officers and Trustees of each Goldman Fund as a group owned or controlled less than 1% of each Goldman Fund’s outstanding shares. The following table sets forth the name, address and share ownership of each person known to Golden Oak to have ownership with respect to 5% or more of a class of a Golden Oak Portfolio as of                 , 2004. The type of ownership of each entry listed on the table is record ownership.

Pro Forma
		Class; Amount			Percentage of
Golden Oak	Name and	of Shares	Percentage of	Percentage of	Fund-Post
Portfolio	Address	Owned	Class Owned	Fund Owned	Closing

Growth Portfolio

Value Portfolio

Small Cap Value Portfolio

International Equity Portfolio

Intermediate-Term Income Portfolio

Prime Obligation Money Market Portfolio

     The following table sets forth the name, address and share ownership of each person known to Goldman Trust to have ownership with respect to 5% or more of a class of a Goldman Fund as of                 , 2004. The type of ownership of each entry listed on the table is record ownership.

Pro Forma
		Class; Amount			Percentage of
	Name and	of Shares	Percentage of	Percentage of	Fund—Post
Goldman Fund	Address	Owned	Class Owned	Fund Owned	Closing

Strategic Growth Fund

Large Cap Value Fund

Small Cap Value Fund

CORE International Equity Fund

Core Fixed Income Fund

Financial Square Prime Obligations Fund

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class.

Quorum and Adjournment

     In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the Reorganization Agreement are not received by one or more of the Golden Oak Portfolios, one or more adjournment(s) may be proposed to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to owners with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment.

     Any adjourned session or sessions may be held after the date set for the original Special Meeting without notice except announcement at the Special Meeting. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s). A shareholder vote may be taken with respect to one or more Golden Oak Portfolios (but not the other Golden Oak Portfolios) on some or all matters before any such adjournment(s) if a quorum is present and sufficient votes have been received for approval with respect to such Golden Oak Portfolios.

     A quorum is constituted with respect to a Golden Oak Portfolio by the presence in person or by proxy of the holders of thirty-three and one-third percent (33 and 1/3%) of the shares of the Golden Oak Portfolio entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting but which have not been voted. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approvals of the Reorganization Agreement. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have the same effect as abstentions.

OTHER INFORMATION

Shareholder Proposals

     As a general matter, Golden Oak does not hold annual meetings of shareholders unless otherwise required by the 1940 Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder’s meeting should send their written proposals to the Secretary of Golden Oak Portfolios, 5800 Corporate Drive, Pittsburgh, PA 15237-7010.

Other Business

     CBCM and Golden Oak Portfolios know of no business to be presented to the Special Meeting other than the matters set forth in this Proxy/Prospectus.

Available Information

     Golden Oak and Goldman Trust are each subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by Golden Oak and Goldman Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, The Woolworth Building, 233 Broadway, New York, New York 10279; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional

Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates. Information included in the Proxy/Prospectus concerning Golden Oak was provided by Golden Oak and information included in the Proxy/Prospectus concerning Goldman Trust was provided by Goldman Trust.

Legal Proceedings

     Schedule 7.2 of the Reorganization Agreement attached here to as Appendix A contains a list and description of pending class action lawsuits involving the Goldman Trust. Based on currently available information, GSAM believes that the likelihood that the pending purported class and derivative action lawsuits will have a material adverse impact on the Goldman Funds is remote, and the pending actions are not likely to materially affect GSAM’s ability to provide investment management services to its clients, including the Goldman Funds.

Experts

     The audited financial statements for Golden Oak Portfolios, appearing in the Golden Oak Portfolios’ 2004 Annual Report, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report therein and incorporated by reference into the Statement of Additional Information relating to this Proxy/Prospectus. Such financial statements are incorporated therein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

     The audited financial statements and related reports of PricewaterhouseCoopers LLP (with respect to the Goldman Sachs Strategic Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Core International Equity Fund and Goldman Sachs Financial Square Prime Obligations Fund) and Ernst & Young LLP (with respect to the Goldman Sachs Core Fixed Income Fund), independent registered public accounting firms for the Goldman Funds, contained in each Goldman Fund’s 2003 Annual Report are incorporated by reference into the Statement of Additional Information relating to this Proxy/Prospectus. The financial statements in each Goldman Fund’s Annual Report have been incorporated by reference in reliance upon such report given upon the authority of such firms as experts in accounting and auditing. The financial highlights included in each Goldman Fund’s Annual Report for periods ended on or before August 31, 2000 for the Goldman Sachs Strategic Growth, Goldman Sachs Large Cap Value, Goldman Sachs Small Cap Value and Goldman Sachs CORE International Equity Funds; October 31, 2000 for the Goldman Sachs Core Fixed Income Fund and December 31, 2000 for the Goldman Sachs Financial Square Prime Obligations Fund were audited by the Goldman Funds’ former independent auditors who have ceased operations.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to Golden Oak or to Goldman in writing at the address(es), or by phone at the phone number(s), on the cover page of this Proxy/Prospectus.

* * *

     Shareholders who do not expect to be present at the Special Meeting are requested to mark, sign and date the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States. Shareholders also may vote on-line or by telephone.

     Golden Oak will furnish, without charge, copies of its January 31, 2004 Annual Report to any shareholder upon request addressed to: Golden Oak Portfolios at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010 or by telephone at 1-800-526-7384.

Appendix A
AGREEMENT AND PLAN OF REORGANIZATION

     This AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of                    , 2004 by and between The Golden Oak Family of Funds, a Delaware statutory trust (“GOFF”), on behalf of several of its investment portfolios listed on Exhibit A hereto (the “GOFF Funds”), and the Goldman Sachs Trust, a Delaware statutory trust (“GST” and, together with GOFF, the “Parties”), on behalf of several of its investment portfolios listed on Exhibit A hereto (the “GST Funds”). CB Capital Management, Inc., a Michigan Corporation, (“CBCM”) joins this Agreement solely for purposes of Article VII and paragraph 5.1; Goldman Sachs Asset Management, L.P., a New York limited partnership, (“GSAM”) joins this Agreement solely for purposes of Article VII. Capitalized terms not otherwise defined herein shall have the meaning set forth in Article XI hereof.

RECITALS:

     GOFF issues a separately designated series of shares of beneficial interest representing an interest in each GOFF Fund. Likewise, GST issues a separately designated series of shares of beneficial interest representing an interest in each GST Fund.

     The Parties wish to conclude a series of business combination transactions under the terms set forth in this Agreement in which: (1) all of the Fund Assets of each GOFF Fund will be transferred to a corresponding GST Fund in exchange for Class A shares (FST Administration Shares in the case of the Goldman Sachs Financial Square Prime Obligations Fund) and Institutional Class shares (FST Shares in the case of the GS Financial Square Prime Obligations Fund) of the corresponding GST Fund and the assumption by that GST Fund of all of the corresponding GOFF Fund’s Liabilities, and (2) Class A shares (FST Administration Shares in the case of the Goldman Sachs Financial Square Prime Obligations Fund) and Institutional Class shares (FST Shares in the case of the GS Financial Square Prime Obligations Fund) of the GST Fund will be distributed to holders of Class A shares and Institutional Class shares of the corresponding GOFF Fund in complete liquidation of such GOFF Fund (the “Reorganization”).

     The Parties intend this Agreement to be, and adopt it as, a plan of reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

     The Board of Trustees of GOFF (the “GOFF Board”), including a majority of trustees who are not “interested persons” of GOFF (“Independent Trustees”)) (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), has determined with respect to each GOFF Fund that (1) participation in its Fund Transaction (as defined in paragraph 1.1) is in the best interests of the GOFF Fund and its shareholders, and (2) the interests of existing shareholders of the GOFF Fund will not be diluted as a result of its Fund Transaction.

     The Board of Trustees of GST (the “GST Board”), including a majority of Independent Trustees of GST, has determined with respect to each GST Fund that (1) participation in its Fund

Transaction is in the best interests of the GST Fund and its shareholders, and (2) the interests of existing shareholders of the GST Fund will not be diluted as a result of its Fund Transaction.

     NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

     1.1 The Reorganization and Fund Transactions. In accordance with Title 12 of the Delaware Code (the “Delaware Law”), on the Closing Date, upon the terms and subject to the conditions of this Agreement, and on the basis of the representations and warranties contained herein, GOFF shall assign, deliver and otherwise transfer all of the Fund Assets of each GOFF Fund, subject to all of the Liabilities of such GOFF Fund, to GST which shall assign the Fund Assets of each GOFF Fund that it receives to the GST Fund set opposite such GOFF Fund on Exhibit A hereto (each such pair of corresponding GST Funds and GOFF Funds, a “Transaction Party” of the other), and GST shall assume all of the Liabilities of each GOFF Fund and shall assign the Liabilities of each GOFF Fund that it assumes to that GOFF Fund’s Transaction Party. In consideration of the foregoing, GST shall on the Closing Date deliver to GOFF full and fractional (to the third decimal place) Class A shares (FST Administration Shares in the case of the Goldman Sachs Financial Square Prime Obligations Fund) and Institutional Class shares (FST Shares in the case of the Goldman Sachs Financial Square Prime Obligations Fund) of beneficial interest of each series representing an interest in a corresponding GST Fund, the number of which shall be determined as set forth in paragraph 2.4 for each class and series by dividing (a) the value of the Fund Assets of the corresponding share class of its GOFF Fund Transaction Party, net of such GOFF Fund’s known Liabilities attributable to such class (computed as of the Valuation Time in the manner set forth in paragraph 2.1), by (b) the net asset value of one share of the class and series representing an interest in that GST Fund (computed as of the Valuation Time in the manner set forth in paragraph 2.2). (Each such transaction between a GOFF Fund and its Transaction Party is hereinafter referred to as a “Fund Transaction”). At and after the Closing Date, all of the Fund Assets of each GOFF Fund shall become and be the Fund Assets of its GST Fund Transaction Party and all of the Liabilities of each GOFF Fund shall become and be the Liabilities of and shall attach to its GST Fund Transaction Party. The Liabilities of each GOFF Fund may henceforth be enforced only against its GST Fund Transaction Party to the same extent as if such Fund Liabilities had been incurred by such GST Fund Transaction Party subject to any defense and/or set off that GOFF or such GOFF Fund was entitled to assert immediately prior to the Closing Date and further subject to any defense and/or setoff that GST or a GST Fund may from time to time be entitled to assert.

     1.2 GOFF Fund Assets.

          (a) At least fifteen Business Days prior to the Closing Date, GOFF will provide GST with a schedule of the securities and other assets and known Liabilities of each

GOFF Fund, and GST will provide GOFF with a copy of the current investment objective, principal strategies and restrictions applicable to each GST Fund. GOFF reserves the right to sell any of the securities or other assets shown on the list for any GOFF Fund prior to the Closing but will not, without the prior approval of GST, acquire any additional securities other than securities which the Fund’s Transaction Party is permitted to purchase in accordance with its stated investment objective and policies.

          (b) At least ten Business Days prior to the Closing Date, GST will advise GOFF of any investments of a GOFF Fund shown on the GOFF Fund’s schedule which the Fund’s Transaction Party would not be permitted to hold under applicable Law or where the transfer of any investments would result in material operational or administrative difficulties to GST in connection with facilitating the orderly transition of the corresponding GOFF Fund’s Assets. In either such event, to the extent practicable, GOFF will dispose of such investments prior to the Closing Date, unless such disposition would result in material adverse consequences to GOFF shareholders.

     1.3 Assumption of Liabilities. GOFF will endeavor to discharge all of the known Liabilities and obligations of each GOFF Fund prior to the Closing Date. GST will assume all of the remaining Liabilities of each GOFF Fund, assigning these to the appropriate GST Transaction Party of each GOFF Fund. Notwithstanding the foregoing, GST and its Funds shall not assume any Liability that the Parties agree GST and its Funds shall not assume as described in Schedule 1.3.

     1.4 Distribution of GST Shares. Immediately upon receipt, GOFF, as further described in detail on Exhibit A, will distribute Class A shares (FST Administration Shares in the case of the Goldman Sachs Financial Square Prime Obligations Fund) and Institutional Class shares (FST Shares in the case of the Goldman Sachs Financial Square Prime Obligations Fund) representing an interest in each GST Fund received by it from GST pursuant to paragraph 1.1, pro-rata to the record holders of the Class A and Institutional Class shares, respectively, of each GST Fund’s Transaction Party determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (the “Valuation Time”) in complete liquidation of each such Transaction Party. Such distribution will be accomplished by an instruction, signed by an appropriate officer of GOFF, to transfer the GST shares then credited to each GOFF Fund’s account on the Books and Records of GST and to open accounts on the Books and Records of GST established and maintained by GST’s transfer agent in the names of record holders of each class and each series of shares of GOFF and representing the respective pro-rata number of each class and each series of shares of GST due to such record holder. All issued and outstanding GOFF shares will be cancelled simultaneously therewith by GOFF on GOFF’s Books and Records. Any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the GST Fund shares issued to such GOFF Fund in accordance with paragraph 1.1 above. In addition, each record holder of a GOFF Fund shall have the right to receive any unpaid dividends or other distributions which were declared with respect to his/her or its shares of such GOFF Fund before the Valuation Time.

     1.5 Liquidation of GOFF Funds/Dissolution and Deregistration of GOFF. As soon as conveniently practicable after the distribution of GST shares pursuant to paragraph 1.5 has been made, GOFF shall pay or make provision for payment of any Liabilities and obligations of the GOFF Funds expressly not assumed by GST (as shown on Schedule 1.3). Thereafter, if all of the Fund Transactions close and the reorganization of the Golden Oak® Michigan Tax Free Fund with and into a third party is consummated, GOFF shall file a Certificate of Cancellation with the Secretary of State of the State of Delaware and shall file an application for an Order of the SEC pursuant to Section 8(f) of the 1940 Act, declaring that it has ceased to be an investment company and shall take, in accordance with Delaware Law and the 1940 Act, all such other steps as may be necessary or appropriate to effect a complete liquidation and termination of the GOFF Funds, dissolution of GOFF and deregistration of GOFF under the 1940 Act. If any one of the Fund Transactions does not close on the Closing Date, or that certain unrelated transaction with respect to the Golden Oak® Michigan Tax Free Portfolio has not closed as of the Closing Date, GOFF shall take, in accordance with Delaware Law, all such steps as may be necessary or appropriate to effect a complete liquidation and termination of the GOFF Funds, which have closed. Any reporting obligation, including but not limited to, the filing of any Form N-SAR, N-CSR, Rule 24f-2 notice or federal, state or local tax returns, or other responsibility of GOFF is and shall remain GOFF’s responsibility until it is dissolved and deregistered.

     1.6 Transfer Taxes. Any transfer taxes payable on issuance of GST shares in a name other than that of the record holder on GOFF’s books of each series of its shares constructively exchanged therefor, shall be paid by the Person to whom the GST shares are issued as a condition of that transfer.

ARTICLE II

VALUATION

     2.1 Net Asset Value of the GOFF Funds. (a) The net asset value of each share class of each GOFF Fund shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the then current prospectus and statement of additional information of its corresponding GST Fund.

     2.2 Net Asset Value of the GST Funds. The net asset value of each GST Fund shall be the net asset value computed as of the Valuation Time, using the valuation procedures set forth in the GST Fund’s then-current prospectus and statement of additional information.

     2.3 Net Asset Value of Money Market Funds. It is understood and agreed that the net asset value of the Golden Oak Prime Obligation Money Market Portfolio shall be based on the amortized cost valuation procedures that have been adopted by the Board of Trustees of GOFF; provided that if the difference between the per share net asset value of any class of the Golden Oak Prime Obligation Money Market Portfolio and the corresponding class of the Goldman Sachs Financial Square Prime Obligations Fund equals or exceeds $0.0010 at the Valuation Time, as computed by using market values in accordance with the policies and procedures established by GOFF, either Party shall have the right to postpone the Valuation Time with respect to such Funds until such time as the per share difference is less than $0.0010.

     2.4 Calculation of Number of GST Fund Shares. (a) The number of GST Fund Class A shares to be issued (including fractional shares (to the third decimal place), if any) in connection with each Fund Transaction shall be determined by dividing the value of the net assets of a GOFF Fund attributable to Class A shares determined in accordance with the valuation procedures referred to in paragraph 2.1, by the net asset value per Class A share of its Transaction Party determined in accordance with the valuation procedures referred to in paragraph 2.2.

          (b) The number of GST Fund Institutional Class shares to be issued (including fractional shares (to the third decimal place), if any) in connection with each Fund Transaction shall be determined by dividing the value of the net assets of a GOFF Fund attributable to Institutional Class shares determined in accordance with the valuation procedures referred to in paragraph 2.1 by the net asset value per Institutional Class share of its Transaction Party determined in accordance with the valuation procedures referred to in paragraph 2.2.

          (c) The number of GST Fund FST Administration shares to be issued (including fractional shares (to the third decimal place), if any) in connection with the Fund Transaction involving the GST and GOFF money market funds shall be determined by dividing the value of the net assets of a GOFF Fund attributable to Class A shares determined in accordance with the valuation procedures referred to in paragraph 2.1, by the net asset value per FST Administration share of its Transaction Party determined in accordance with the valuation procedures referred to in paragraph 2.2.

          (d) The number of GST Fund FST Class shares to be issued (including fractional shares (to the third decimal place), if any) in connection with the Fund Transaction involving the GST and GOFF money market funds shall be determined by dividing the value of the net assets of a GOFF Fund attributable to Institutional Class shares determined in accordance with the valuation procedures referred to in paragraph 2.1 by the net asset value per FST Class share of its Transaction Party determined in accordance with the valuation procedures referred to in paragraph 2.2.

     2.5 Joint Direction of Calculation. All computations of net asset value and the value of securities transferred under this Article II shall be made by State Street Bank and Trust Company (“State Street”) under the joint direction of the following entities, in accordance with its regular practice and the requirements of the 1940 Act: (a) GOFF’s pricing committee and its designees and (b) GSAM, the investment adviser to the GST Funds. GOFF and GST agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of a GOFF Fund and those determined in accordance with the pricing policies and procedures of its GST Fund Transaction Party.

ARTICLE III

CLOSING AND CLOSING DATE

     3.1 Closing. The closing of the Fund Transactions (the “Closing”) will take place at the offices of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets,

Philadelphia, PA 19107, or at such other place as may be mutually agreed in writing by an authorized officer of each Party, on Friday, October 1, 2004, at 4:00 p.m., Eastern Time, or on such other date or time as may be mutually agreed in writing by an authorized officer of each Party (the “Closing Date”).

     3.2 Transfer and Delivery of Fund Assets. GOFF shall direct State Street, the custodian for both GOFF and GST (“Custodian”), to deliver to GST at the Closing a certificate of an authorized officer certifying that: (a) the Custodian, on its accounting records, has transferred the Fund Assets of each GOFF Fund subject to all of its Liabilities into the account of each corresponding Goldman Fund; (b) pending receipt by the Custodian of all Fund Assets and Liabilities of each Goff Fund, the Custodian shall take such assets into custody, effective by the close of business on the first Business Day following the Closing Date; and (c) all necessary taxes in connection with the delivery of such Fund Assets, including all applicable foreign, federal and state stock transfer stamps and any other stamp duty taxes, if any, have been paid or provision (as reasonably estimated) for payment has been made. At least five Business Days prior to the Closing Date, the Custodian shall present for examination those Fund Assets represented by a certificate or other written instrument to those Persons at the Custodian who have primary responsibility for the safekeeping of the GST Funds’ assets. On the Closing Date, GOFF shall endorse and deliver, or transfer by appropriate transfer or assignment documents, such certificates and other written instruments as of the Closing Date for the account of the appropriate GST Fund in proper form for transfer and in such condition as to constitute good delivery thereof. The Custodian shall deliver other Fund Assets to those Persons at the Custodian who have primary responsibility for the safekeeping of the assets of the GST Funds as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository (as defined in Rule 17f-4 and Rule 17f-7 under the 1940 Act) in which such Fund Assets are held.

     3.3 GST Share Records. GOFF shall direct its transfer agent to deliver to GST at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the record holders and the number and percentage ownership (to three decimal places) of each class and each series of outstanding GOFF shares owned by each record holder immediately prior to the Closing. GST shall deliver to the Secretary of GOFF a confirmation evidencing that: (a) the appropriate number of each class and each series of GST shares have been credited to the account of each GOFF Fund on the books of the GOFF Fund’s Transaction Party pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.5, and (b) the appropriate number of each class and each series of GST shares have been credited to the accounts of record holders of GOFF shares on the books of GST pursuant to paragraph 1.5.

     3.4 Postponement of Closing Date. If immediately prior to the Valuation Time: (a) the NYSE or another primary trading market for portfolio securities of a GST Fund or GOFF Fund is closed to trading, or trading thereupon is restricted, or (b) trading or the reporting of trading on such market is disrupted so that, in the judgment of an appropriate officer of GOFF or GST, accurate appraisal of the value of the net assets of that GST Fund or GOFF Fund is impracticable, the Closing Date for that Fund Transaction shall be postponed until the first Business Day after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as may be mutually agreed in writing by an authorized officer of each Party.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

     4.1 Representations and Warranties of GOFF. GOFF hereby represents and warrants to GST as follows which representations and warranties shall be true and correct on both the date hereof and on the Closing Date (as though made on and as of the Closing Date):

          (a) GOFF is a statutory trust duly organized, validly existing and in good standing under the Laws of the State of Delaware and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of any GOFF Fund. GOFF has full power under its agreement and declaration of trust and by-laws to conduct its business as it is now being conducted and to own the properties and assets it now owns for itself and on behalf of each GOFF Fund. GOFF has all necessary approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on.

          (b) The execution, delivery and performance of this Agreement by GOFF on behalf of each GOFF Fund and the consummation of the transactions contemplated herein have been duly and validly authorized by the GOFF Board, and the Board has approved the Fund Transactions and has resolved to recommend the applicable Fund Transactions to the shareholders of each GOFF Fund and to call a special meeting of shareholders of each GOFF Fund for the purpose of approving this Agreement and the Fund Transaction contemplated thereby for that Fund. Other than the affirmative “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of each GOFF Fund, no other action on the part of GOFF or its shareholders, or the shareholders of each GOFF Fund, is necessary to authorize the execution, delivery and performance of this Agreement by GOFF on behalf of each GOFF Fund or the consummation of each Fund Transaction contemplated herein. This Agreement has been duly and validly executed and delivered by GOFF on behalf of each GOFF Fund and is a legal, valid and binding obligation of GOFF, as it relates to each GOFF Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws affecting the rights of creditors generally and the exercise of judicial discretion in accordance with general principles of equity).

          (c) The authorized capital of GOFF consists of an unlimited number of shares of beneficial interest with no par value. Each class and series of shares has been duly established and represents a fractional undivided interest in one of the GOFF Funds. The issued and outstanding GOFF shares of each class and series are duly authorized, validly issued, fully paid and nonassessable. There are no outstanding options, warrants or other rights of any kind to acquire from GOFF any shares of any class or series or equity interests of any GOFF Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is GOFF committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares.

          (d) GOFF has no subsidiaries.

          (e) Except for consents, approvals, or waivers to be received prior to Closing, the execution, delivery or performance of this Agreement by GOFF for itself and on behalf of each GOFF Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of its agreement and declaration of trust or by-laws, or of any contract, agreement, indenture, instrument, or other undertaking to which it is a party or by which it or a GOFF Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which GOFF is a party or by which it or a GOFF Fund is bound, (iii) result in a breach or violation by GOFF or any GOFF Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory body.

          (f) (i) Prior to the execution of this Agreement, GOFF has delivered to GST true and complete copies of the audited statements of assets and liabilities of each of the GOFF Funds as of January 31, 2004, and the related audited statements of income and changes in net assets and financial highlights for the periods then ended;

               (ii) Except as set forth in the notes thereto, all such financial statements were prepared in accordance with accounting principles generally accepted in the United States, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of each GOFF Fund as of the respective dates thereof and for the respective periods covered thereby;

               (iii) Except as reflected or reserved against in the statement of assets and liabilities included in each GOFF Fund’s audited January 31, 2004 financial statements or in the notes thereto, or as previously disclosed in writing to GST, there are no liabilities against, relating to or affecting a Fund or any of its properties and assets, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on GOFF or its properties or assets or on any GOFF Fund or such Funds’ property or assets. In particular, since January 31, 2004, there has not been any material adverse change in the financial condition, properties, assets, liabilities or business of any GOFF Fund other than changes occurring in the ordinary course of business. For purposes of this subparagraph 4.1(f), a decline in net asset value of a GOFF Fund due to declines in market values of securities in its portfolio, the discharge of liabilities, or the redemption of shares representing an interest in a GOFF Fund, shall not constitute a material adverse change.

               (iv) As of the date hereof, except as previously disclosed to GST in writing, and except as have been corrected as required by applicable Law, and to the best of GOFF’s knowledge, there have been no material miscalculations of the net asset value of any GOFF Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

          (g) The minute books and other similar records of GOFF as made available to GST prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of GOFF and of each GOFF Fund, the GOFF Board and committees of the GOFF Board. The stock transfer ledgers and other similar records of GOFF and of each GOFF Fund as made available to GST prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the shares of GOFF.

          (h) GOFF and each GOFF Fund have maintained, or caused to be maintained on its behalf, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

          (i) Except as set forth in schedule 3.2(i) or writing to GST, there is no Action or Proceeding pending against GOFF or, to the best of GOFF’s knowledge, threatened against, relating to or affecting, GOFF or a GOFF Fund.

          (j) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of GOFF or a GOFF Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

          (k) GOFF is duly registered as an open-end management investment company under the 1940 Act, and each GOFF Fund is “diversified” within the meaning of Section 5(b)(1) of the 1940 Act.

          (l) As of the date hereof and at the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of each GOFF Fund required by Law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of GOFF’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. To GOFF’s knowledge, there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the assets of GOFF (or with respect to any assets of any GOFF Fund).

          (m) For each taxable year of its operation (including the taxable year ending on the Closing Date), each GOFF Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code.

          (n) All issued and outstanding shares of each GOFF Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities Laws, are registered under the 1933 Act and under the Laws of all jurisdictions in which registration is or was required. Such registrations, including any periodic reports or supplemental filings, are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid. GOFF, and each of the GOFF Funds, is not subject to any “stop order” and is, and was, fully qualified to sell its shares in each jurisdiction in which such shares are being, or were, registered and sold.

          (o) The current prospectus and statement of additional information of each GOFF Fund and each prospectus and statement of additional information of the GOFF Funds used at all times prior to the date of this Agreement conforms, or conformed at the time of its use, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder, and do not, or did not, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (p) The proxy statement and prospectus and statement of additional information (collectively, the “Proxy Statement/Prospectus”) to be included in GST’s registration statement on Form N-14 (the “Registration Statement”), and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to GOFF and the GOFF Funds, each comply or will comply in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder. Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to GOFF and the GOFF Funds, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that GOFF makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to GST or the GST Funds and furnished by GST to GOFF specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

          (q) Except as previously disclosed in writing to GST, GOFF and each GOFF Fund has, and on the Closing Date will have, good and marketable title to its Fund Assets and full right, power, and authority to sell, assign, transfer and deliver such Fund Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, and subject to no restrictions on the subsequent transfer thereof.

     4.2 Representations and Warranties of GST. GST hereby represents and warrants to GOFF as follows which representations and warranties shall be true and correct on both the date hereof and on the Closing Date (as though made on and as of the Closing Date):

          (a) GST is a statutory trust duly organized, validly existing and in good standing under the Laws of the State of Delaware and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of any GST Fund. GST has full power under its agreement and declaration of trust and amended and restated by-laws to conduct its business as it is now being conducted and to own the properties and assets it now owns for itself and on behalf of each GST Fund. GST has all necessary approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on.

          (b) The execution, delivery and performance of this Agreement by GST on behalf of each GST Fund and the consummation of the transactions contemplated herein have been duly and validly authorized by the GST Board and the Board has approved the Fund Transactions. No other action on the part of GST or its shareholders, or the shareholders of each GST Fund, is necessary to authorize the execution, delivery and performance of this Agreement by GST on behalf of each GST Fund or the consummation of each Fund Transaction contemplated herein. This Agreement has been duly and validly executed and delivered by GST on behalf of each GST Fund and is a legal, valid and binding obligation of GST, as it relates to each GST Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws affecting the rights of creditors generally and the exercise of judicial discretion in accordance with general principles of equity).

          (c) The authorized capital of GST is an unlimited number of shares of beneficial interest, with par value of one-tenth of one cent ($0.001) per share. Each class and series of shares has been duly established and represents a fractional undivided interest in one of the GST Funds. The issued and outstanding GST shares of each class and series are duly authorized, validly issued, fully paid and nonassessable. There are no outstanding options, warrants or other rights of any kind to acquire from GST any shares of any class or series or equity interests of any GST Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is GST committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares.

          (d) GST has no subsidiaries.

          (e) Except for consents, approvals, or waivers to be received prior to Closing, the execution, delivery or performance of this Agreement by GST for itself and on behalf of each GST Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of its agreement and declaration of trust or amended and restated by-laws, or of any contract, agreement, indenture, instrument, or other undertaking to which it is a party or by which it or a GST Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which GST is a party or by which it or a GST Fund is bound, (iii) result in a breach or violation by GST or a GST Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory body.

          (f) (i) Prior to the execution of this Agreement, GST has delivered to GOFF true and complete copies of the audited statements of assets and liabilities of each of: Goldman Sachs Strategic Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Small Cap Value Fund and Goldman Sachs CORESM International Equity Fund as of August 31, 2003; Goldman Sachs CORESM Fixed Income Fund as of October 31, 2003; and Goldman Sachs Financial Square Prime Obligations Money Market Fund as of December 31, 2003, and the related audited statements of income and changes in net assets and financial highlights for the periods then ended, as well as the unaudited statements of assets and liabilities of each of: Goldman Sachs Strategic Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Small Cap Value Fund and Goldman Sachs CORESM International Equity Fund as of February 29, 2004; Goldman Sachs CORESM Fixed Income as of April 30, 2004; and the related unaudited statements of income and changes in net assets and financial highlights for the periods then ended;

               (ii) Except as set forth in the notes thereto, all such financial statements were prepared in accordance with accounting principles generally accepted in the United States, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of each GST Fund as of the respective dates thereof and for the respective periods covered thereby subject, in the case of the unaudited financial statements, to normal year-end audit adjustments and the absence of footnotes;

               (iii) Except as reflected or reserved against in the statement of assets and liabilities included in each GST Fund’s audited financial statements as of August 31, 2003, October 31, 2003 or December 31, 2003, as the case may be, or in the notes thereto, or as previously disclosed in writing to GOFF, there are no liabilities against, relating to or affecting a GST Fund or any of its properties and assets, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on GST or its properties or assets or on any GST Fund or such Funds’ property or assets. In particular, since the last fiscal year end of each GST Fund, there has not been any material adverse change in the financial condition, properties, assets, liabilities or business of such GST Fund other than changes occurring in the ordinary course of business. For purposes of this subparagraph 5.1(f), a decline in net asset value of a GST Fund due to declines in market values of securities in its portfolio, the discharge of liabilities, or the redemption of shares representing an interest in a GST Fund, shall not constitute a material adverse change.

               (iv) As of the date hereof, except as previously disclosed to GOFF in writing, and except as have been corrected as required by applicable Law, and to the best of GST’s knowledge, there have been no material miscalculations of the net asset value of any GST Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

          (g) The minute books and other similar records of GST as made available to GOFF prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of GST and of each GST Fund, the GST Board and committees of the GST Board. The stock transfer ledgers and other similar records of GST and of each GST Fund as made available to GOFF prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the shares of GST.

          (h) GST and each GST Fund have maintained, or caused to be maintained on its behalf, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

          (i) Except as set forth in schedule 4.2(i) or in writing to GOFF, there is no Action or Proceeding pending against or, to the best of GST’s knowledge, threatened against, relating to or affecting, GST or a GST Fund.

          (j) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of GST or a GST Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

          (k) GST is duly registered as an open-end management investment company under the 1940 Act, and each GST Fund is “diversified” within the meaning of Section 5(b)(1) of the 1940 Act.

          (l) As of the date hereof and at the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of each GST Fund required by Law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of GST’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. To GST’s knowledge, there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the assets of GST (or with respect to any assets of any GST Fund).

          (m) For each taxable year of its operation, each GST Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code.

          (n) All issued and outstanding shares of each GST Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities Laws, are registered under the 1933 Act and under the Laws of all jurisdictions in which registration is or was required. Such registrations, including any periodic reports or supplemental filings, are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid. GST, and each of the GST Funds, is not subject to any “stop order” and is, and was, fully qualified to sell its shares in each jurisdiction in which such shares are being, or were, registered and sold.

          (o) The current prospectus and statement of additional information of each GST Fund and each prospectus and statement of additional information of the GST Funds used at all times prior to the date of this Agreement conforms, or conformed at the time of its use, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder, and do not, or did not, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (p) The Proxy Statement/Prospectus to be included in the Registration Statement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to GST and the GST Funds, each comply or will comply in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder. Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to GST and the GST Funds, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that GST makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to GOFF or the GOFF Funds and furnished by GOFF to GST specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

          (q) The investment management agreement between GST on behalf of each GST Fund and GSAM, the distribution agreement, dated April 30, 1997, as amended April 23, 2003 between GST and Goldman Sachs, & Co., and the custody agreement dated July 15, 1991 between GST and the Custodian, have been duly authorized, executed and delivered by GST, are valid and legally binding obligations of GST and comply in all material respects with the applicable requirements of the 1940 Act.

ARTICLE V

COVENANTS AND AGREEMENTS

     5.1 Conduct of Business. After the date of this Agreement and on or prior to the Closing Date, GOFF and GST will conduct the businesses of the GOFF Funds and the GST Funds, respectively, only in the ordinary course and in accordance with this Agreement and the current prospectuses and statements of additional information of GOFF or GST, as applicable. It is being understood that such ordinary course of business shall include (a) the declaration and payment of customary dividends and distributions and (b) the continued good faith performance by the investment adviser, sub-adviser, administrator, distributor and other service providers of their respective responsibilities in accordance with their agreements with GOFF or GST, as applicable, and applicable law. In order to facilitate the transfer of Fund Assets on the Closing Date, GSAM may request that CBCM limit or cease portfolio trading on behalf of a GOFF Fund for a period of up to three days prior to the Closing Date. CBCM agrees that it will accommodate such requests to the extent such trading restrictions are consistent with fulfilling its fiduciary obligations as an investment adviser.

     5.2 Portfolio Investments. GOFF has furnished GST with a schedule of each GOFF Fund’s portfolio investments as of the date of this Agreement. The GOFF Funds may sell any of such investments and will confer with GST concerning, and keep GST apprised of, any additional investments made for the GOFF Funds. GST has furnished GOFF with a statement of the GST Funds’ investment objectives, principal strategies and restrictions, including restrictions applicable to GSAM arising as a result of the investment activities of Goldman, Sachs & Co. and its affiliates for proprietary accounts and other clients, and will, within a reasonable time prior to the Closing Date, provide GOFF with a list of the investments, if any, held by the GOFF Funds that would not be permitted under applicable Law for the GST Funds to hold or where the transfer of any investments would result in material operational or administrative difficulties to GST in connection with facilitating the orderly transition of the corresponding GOFF Fund's Assets. GOFF will consult with GST about selling or otherwise disposing of any such investments, or an amount thereof sufficient to avoid violating applicable Law or to avoid creating material operational or administrative difficulties for GST regarding the orderly transition of a GOFF Fund's Assets, prior to the Closing Date.

     5.3 Shareholders’ Meeting. GOFF will call, convene and hold a meeting of shareholders of the GOFF Funds as soon as practicable, but not later than September    , 2004 or such other date as may be mutually agreed upon by an authorized officer of each Party, in accordance with applicable Law and its agreement and declaration of trust and by-laws, for the purpose of approving this Agreement and the transactions contemplated herein, and for such other purposes as may be necessary or desirable, and the GOFF Board will recommend a favorable vote thereon.

     5.4 Proxy Statement/Prospectus and Registration Statement. GOFF and GST each will cooperate with each other in the preparation of the Proxy Statement/Prospectus and Registration Statement and cause the Registration Statement to be filed with the SEC as promptly as practicable after execution of this Agreement. Upon effectiveness of the Registration Statement, GOFF will cause the Proxy Statement/Prospectus to be delivered to shareholders of the GOFF Funds entitled to vote on this Agreement and the transactions contemplated herein at least thirty days prior to the date of the shareholders meeting called pursuant to Section 5.3.

     5.5 Information. GOFF and GST will furnish to one another, and the other’s accountants, legal counsel and other representatives, throughout the period prior to the Closing, all such cooperation, documents and other information concerning the GOFF Funds and the GST Funds, respectively, and their business and properties as may reasonably be requested by the other Party. Such cooperation shall include providing copies of requested documents and other information. Each Party shall make its employees and officers available on a mutually convenient basis to provide explanation of any documents or information provided hereunder to the extent, if any, that such Party’s employees are familiar with such documents or information.

     5.6 Notice of Material Changes. Each Party will notify the other Party of any Material Adverse Effect to such Party as soon as practicable following any event causing such an Effect.

     5.7 Financial Statements. At the Closing, GOFF will deliver to GST a statement of assets and liabilities of each GOFF Fund, together with a schedule of portfolio investments as of the Closing Date. These financial statements will present fairly the financial position and portfolio investments of each GOFF Fund as of the Closing Date in conformity with accounting principles generally accepted in the United States applied on a consistent basis, and there will be no material contingent liabilities of any GOFF Fund not disclosed in said financial statements. These financial statements shall be certified by the treasurer of GOFF as, to the best of his or her knowledge, complying with the requirements of the preceding sentence. GOFF also will deliver to GST on or before the Closing Date, the detailed tax-basis accounting records for each security or other investment to be transferred to GST hereunder, which shall be prepared in accordance with the requirements for specific identification tax-lot accounting and clearly reflect the bases used for determination of gain and loss realized on the partial sale of any security to be transferred to the GST Funds.

     5.8 Other Necessary Action. GOFF and GST will each take all necessary corporate or other action and use its best efforts to complete all filings and obtain all governmental and other consents and approvals required for consummation of the transactions contemplated by this Agreement.

     5.9 Dividends. Prior to the Closing Date, each GOFF Fund shall have declared and paid a dividend, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of the respective GOFF Fund’s investment company taxable income, (computed without regard to any deduction for dividends paid), if any, plus any excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of the GOFF Fund’s net capital gain, if any, recognized in all taxable periods or years ending on the Closing Date.

     5.10 Books and Records. Each Party will make available to the other Party for review any Books and Records which are requested by such other Party in connection with this Reorganization.

ARTICLE VI

CONDITIONS PRECEDENT

     6.1 Conditions Precedent to Obligations of GOFF. The obligation of GOFF to conclude the transactions provided for herein shall be subject, at its election, to the performance by GST of all of the obligations to be performed by it hereunder on or before the Closing Date and to the condition that the representations and warranties of GST contained in this Agreement are true and correct as of the Closing Date (as though made on and as of the Closing Date), and, in addition thereto, to the following further conditions:

          (a) With respect to each GOFF Fund, the transfer of all of the Fund Assets to and the assumption of all of the Liabilities by its Transaction Party shall have been duly approved by the Board of Trustees of GST and by the requisite affirmative vote of the shareholders of the GOFF Fund.

          (b) GST shall have furnished to GOFF the opinion of Drinker Biddle & Reath LLP, dated as of the Closing Date, to the effect that:

          (i) GST is a statutory trust duly organized and validly existing in good standing under Delaware Law and has full power under its agreement and declaration of trust and amended and restated by-laws to conduct its business as it is now being conducted and to own the properties and assets it now owns;

          (ii) GST is registered with the SEC under the 1940 Act as an open-end management investment company and each GST Fund is “diversified” within the meaning of the 1940 Act;

          (iii) GST is authorized to issue an unlimited number of $0.001 par value shares of beneficial interest in 57 series; each series has been duly established and the GST shares to be issued and delivered by GST pursuant to this Agreement have been duly authorized for issuance and, when issued and delivered as provided herein, will be validly issued, fully paid and non-assessable under Delaware Law; and no preemptive rights of shareholders exist with respect to any such shares or the issue or delivery thereof;

          (iv) except as set forth in the Registration Statement, such counsel knows of no material legal proceedings pending or threatened against GST;

          (v) this Agreement has been duly authorized, executed and delivered by GST and, assuming due authorization, execution and delivery by GOFF, constitutes a valid and legally binding obligation of GST, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws affecting the rights of creditors generally and the exercise of judicial discretion in accordance with general principles of equity;

          (vi) the Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or threatened by the SEC;

          (vii) as of the date of its mailing, the Proxy Statement/Prospectus and as of the date of its filing, the Registration Statement (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder;

          (viii) the execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a material breach of the terms or provisions of, or constitute a material default under, the agreement and declaration of trust or amended and restated by-laws of GST, or any material agreement or instrument known to such counsel to which GST is a party or by which any properties belonging to the GST Funds may be bound;

          (ix) the execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a material breach or violation by GST or a GST Fund of any terms, conditions, or provisions of any federal securities Law or of Delaware Law; and

          (x) to the knowledge of such counsel, no consent, approval, authorization, or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and the Delaware Law and such as may be required under state securities Laws.

     In rendering such opinion, Drinker Biddle & Reath LLP may rely upon certificates of officers of GST and of public officials as to matters of fact.

     Such opinion (i) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information furnished therein with respect to the GST Funds with certain officers of GST and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the effective date of the Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to the information furnished with respect to GST and the GST Funds, the Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) shall state that such counsel do not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to GST and the GST Funds contained or incorporated by reference in the Registration Statement; (iii) may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to GOFF; and (iv) shall state that such opinion is solely for the benefit of the GOFF Funds and their trustees and officers.

          (c) GST shall have furnished to GOFF a certificate of GST, signed by the principal executive officer and the principal financial officer of GST, dated as of the Closing Date, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

          (i) the representations and warranties of GST in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and GST has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing;

          (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to GST’s knowledge, threatened; and

          (iii) since the date of the most recent financial statements of the GST Funds included in the Proxy Statement/Prospectus (or any supplement thereto), there has been no Material Adverse Effect on the business or properties of the GST Funds (other than changes in the ordinary course of business, including, without limitation, dividends and distributions in the ordinary course and changes in net asset value per share), except as set forth in or contemplated in the Proxy Statement/Prospectus (or any supplement thereto).

          (d) Prior to the Closing Date, GST shall have furnished to GOFF such further information, certificates and documents, including certified copies of the minutes of the meetings of the GST Board, as GOFF may reasonably request.

          (e) GOFF shall have completed to its satisfaction its due diligence review of GST and each GST Fund.

          (f) At the Closing Date, except as previously disclosed to GOFF in writing, and except as have been corrected as required by applicable Law, and to the best of GST’s knowledge, there shall have been no material miscalculations of the net asset value of any GST Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the Closing Date, and all such calculations shall have been made in accordance with the applicable provisions of the 1940 Act. At the Closing Date, all liabilities of a GST Fund which are required to be reflected in the net asset value per share of each share class of a GST Fund in accordance with applicable Law will be reflected in the net asset value per share of such share class of a GST Fund.

     6.2 Conditions Precedent to Obligations of GST. The obligation of GST to conclude the transactions provided for herein shall be subject, at its election, to the performance by GOFF of all of the obligations to be performed by it hereunder on or before the Closing Date and to the condition that the representations and warranties of GOFF contained in this Agreement are true and correct as of the Closing Date (as though made on and as of the Closing Date), and, in addition thereto, to the following further conditions:

          (a) With respect to each GOFF Fund, the transfer of all of the Fund Assets to and the assumption of all of the Liabilities by its Transaction Party shall have been duly approved by the Board of Trustees of GOFF and by the requisite affirmative vote of the shareholders of the GOFF Fund.

          (b) GOFF shall have furnished to GST the opinion of Reed Smith LLP, dated as of the Closing Date, to the effect that:

          (i) GOFF is a statutory trust duly organized and validly existing in good standing under Delaware Law and has full power under its agreement and declaration of trust and by-laws to conduct its business as it is now being conducted and to own the properties and assets it now owns;

          (ii) GOFF is registered with the SEC under the 1940 Act as an open-end management investment company and each GOFF Fund is “diversified” within the meaning of the 1940 Act;

          (iii) all issued and outstanding GOFF shares of each series are duly authorized, validly issued, fully paid and nonassessable, and such shares shall have been cancelled as of the Closing Date;

          (iv) except as set forth in the Registration Statement, such counsel knows of no material legal proceedings pending or threatened against GOFF;

          (v) this Agreement has been duly authorized, executed and delivered by GOFF and, assuming due authorization, execution and delivery by GST, constitutes a valid and legally binding obligation of GOFF, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws affecting the rights of creditors generally and the exercise of judicial discretion in accordance with general principles of equity;

          (vi) as of the date of its mailing, the Proxy Statement/Prospectus and as of the date of its filing, the Registration Statement (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder;

          (vii) the execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a material breach of the terms or provisions of, or constitute a material default under, the agreement and declaration of trust or by-laws of GOFF, or any material agreement or instrument known to such counsel to which GOFF is a party or by which any properties belonging to the GOFF Funds may be bound;

          (viii) the execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a material breach or violation by GOFF or a GOFF Fund of any terms, conditions, or provisions of any federal securities Law or Delaware Law; and

          (ix) to the knowledge of such counsel, no consent, approval, authorization or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Delaware Law and such as may be required under state securities Laws.

     In rendering such opinion, Reed Smith LLP may rely upon certificates of officers of GOFF and of public officials as to matters of fact.

     Such opinion (i) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information furnished therein with respect to the GOFF Funds with certain officers of GOFF and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the effective date of the Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to the information furnished with respect to GOFF and the GOFF Funds, the Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) shall state that such counsel do not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to GOFF and the GOFF Funds contained or incorporated by reference in the Registration Statement; (iii) may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to GST; and (iv) shall state that such opinion is solely for the benefit of the GST Funds and their trustees and officers.

          (c) GOFF shall have furnished to GST a certificate of GOFF, signed by the principal financial officer of GOFF, dated as of the Closing Date, to the effect that the principal financial officer has examined the unaudited financial statements of the GOFF Funds delivered to GST pursuant to paragraph 5.7 and that such financial statements have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods covered by such statements and fairly present the financial position and results of operations of the GOFF Funds at the dates of such statements and for the periods covered thereby.

          (d) GOFF shall have furnished to GST a certificate of GOFF, signed by the principal executive officer and the principal financial officer of GOFF, dated as of the Closing Date, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

          (i) the representations and warranties of GOFF in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and GOFF has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing; and

          (ii) since the date of the most recent financial statements of the GOFF Funds included in the Proxy Statement/Prospectus (or any supplement thereto), there has been no Material Adverse Effect on the business or properties of the GOFF Funds (other than changes in the ordinary course of business, including, without limitation, dividends and distributions in the ordinary course and changes in net asset value per share), except as set forth in or contemplated in the Proxy Statement/Prospectus (or any supplement thereto).

          (e) GOFF shall have duly executed and delivered to GST, on behalf of each GOFF Fund, such bills of sale, assignments, certificates and other instruments of transfer

(“Transfer Documents”) as GST may reasonably deem necessary or desirable to evidence the transfer to the respective Transaction Party of such GOFF Fund all of the right, title and interest of such GOFF Fund in and to the respective Fund Assets of such GOFF Fund. In each case, the Fund Assets of each GOFF Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

          (f) GST shall have received: (i) a certificate of an authorized signatory of the Custodian, stating that the Fund Assets of each GOFF Fund have been delivered, and (ii) a certificate of an authorized signatory of Goldman Sachs & Co., the transfer agent for GST, stating that its records contain the names and addresses of the record holders of each series of GOFF shares and the number and percentage of ownership of each series of GST shares owned by each such holder as of the close of business on the Valuation Date.

          (g) Prior to the Closing Date, GOFF shall have furnished to GST such further information, certificates and documents, including certified copies of the minutes of the meetings of the GOFF Board and shareholders, as GST may reasonably request.

          (h) GST shall have completed to its satisfaction its due diligence review of GOFF and each GOFF Fund.

          (i) GOFF’s agreements with each of its service contractors shall have terminated at the Valuation Time with respect to the GOFF Funds and each Party has received reasonable assurance that no claim for damages (liquidated or otherwise) will arise as a result of such termination.

          (j) At the Closing Date, except as previously disclosed to GST in writing, and except as have been corrected as required by applicable Law, and to the best of GOFF’s knowledge, there shall have been no material miscalculations of the net asset value of any GOFF Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the Closing Date, and all such calculations shall have been made in accordance with the applicable provisions of the 1940 Act. At the Closing Date, all liabilities of a GOFF Fund which are required to be reflected in the net asset value per share of each share class of a GOFF Fund in accordance with applicable Law will be reflected in the net asset value per share of such share class of a GOFF Fund.

     6.3 Other Conditions Precedent. Unless waived in writing by the Parties with the consent of their respective boards of trustees, all obligations under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

          (a) The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) GOFF and GST shall have received an opinion from Drinker Biddle & Reath, LLP (based upon certain facts, qualifications, assumptions and representations) that with respect to each Reorganization for Federal income tax purposes:

(i)	the Reorganization will constitute a “reorganization” within the meaning of section 368(a) of the Code, and the GST Fund and GOFF Fund will be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(ii)	the GOFF Fund will recognize no gain or loss (a) upon the transfer of its assets to the GST Fund in exchange for GST Fund shares, and (b) upon the distribution of those shares to the shareholders of the GOFF Fund;

(iii)	the GST Fund will recognize no gain or loss upon the receipt of the assets of the GOFF Fund in exchange for shares of the GST Fund and the assumption of the liabilities of the GOFF Fund;

(iv)	the tax basis in the hands of the GST Fund of each asset of the GOFF Fund transferred to the GST Fund in the Reorganization will be the same as the basis of that asset in the hands of the GOFF Fund immediately before the transfer;

(v)	the holding period of each asset of the GOFF Fund in the hands of the GST Fund will include the period during which that asset was held by the GOFF Fund;

(vi)	the shareholders of the GOFF Fund will recognize no gain or loss upon the exchange of shares of the GOFF Fund for shares of the GST Fund;

(vii)	the aggregate tax basis of the GST Fund shares received by each shareholder of the GOFF Fund will equal the aggregate tax basis of GOFF Fund shares surrendered in exchange therefor;

(viii)	the holding periods of the GST Fund shares received by each GOFF Fund shareholder will include the holding periods of the GOFF Fund shares surrendered in exchange therefor, provided that the GOFF Fund shares are held by that shareholder as capital assets on the date of the exchange; and

(ix)	the GST Fund will succeed to and take into account the tax attributes of the GOFF Fund described in section 381(c) of the Code, subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

          (c) No suit, action or other proceeding against GOFF or GST or their respective officers or trustees shall be threatened or pending before any court or other Governmental or Regulatory Body in which it will be, or it is, sought to restrain or prohibit any of the transactions contemplated by this Agreement or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

          (d) The obligation of GOFF and GST to consummate each Fund Transaction is not conditioned upon the ability of the Parties to consummate one or more other Fund Transactions.

ARTICLE VII

EXPENSES

     CBCM, with respect to GOFF and the GOFF Funds, and GSAM, with respect to GST and the GST Funds, shall be liable for their respective counsel fees and legal expenses incurred in connection with entering into and carrying out the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are concluded. GSAM shall pay to CBCM an amount equal to $700,000.00 (the “Expense Payment Amount”) to assist CBCM in connection with fees and expenses incurred by GOFF, the GOFF Funds or CBCM in connection with entering into and carrying out the transactions contemplated by this Agreement, including tax services, proxy printing and solicitation costs, audit services, brokerage transaction expenses associated with the reorganization, account conversion expenses, penalties involving termination of service contracts, applicable foreign, federal or state stock transfer stamps and any other stamp duty taxes, and legal and regulatory contingency support. CBCM shall be liable for all fees and expenses of every kind and description with respect to GOFF and the GOFF Funds incurred in connection with entering into and carrying out the transactions contemplated by this Agreement in excess of the Expense Payment Amount. GSAM shall be liable for all fees and expenses of every kind and description with respect to GST and the GST Funds incurred in connection with entering into and carrying out the transactions contemplated by this Agreement. GOFF and GST will not bear any fees, expenses or brokerage commissions in connection with the transactions contemplated by this Agreement.

ARTICLE VIII

AMENDMENTS AND TERMINATION

     8.1 Amendments. The Parties may amend this Agreement in such manner as may be agreed upon, whether before or after the meetings of GOFF Fund shareholders at which action upon this Agreement and the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the shareholders of the GOFF Funds has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner that would materially and adversely affect the rights of such shareholders without their further approval.

     8.2 Termination. Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Closing Date:

          (a) by the mutual consent of the Parties;

          (b) by GOFF (i) upon any material breach by GST of any of its representations, warranties or covenants contained in this Agreement, provided that GST shall have been given a period of 10 Business Days to cure such breach or (ii) if the conditions set forth in paragraphs 6.1 and 6.3 are not satisfied as specified in said sections;

          (c) by GST (i) upon any material breach by GOFF of any of its representations, warranties or covenants contained in this Agreement, provided that GOFF shall have been given a period of 10 Business Days to cure such breach or (ii) if the conditions set forth in paragraphs 6.2 and 6.3 are not satisfied as specified in said sections; and

          (d) by either Party if the Closing does not occur by                    .

ARTICLE IX

PUBLICITY; CONFIDENTIALITY

     9.1 Publicity. Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Parties mutually shall agree, provided that nothing herein shall prevent either Party from making such public announcements as may be required by Law, in which case the Party issuing such statement or communication shall advise the other Party prior to such issuance.

     9.2 Confidentiality. (a) The Parties will hold, and will cause their board members, officers, employees, representatives, agents and affiliated Persons to hold, in strict confidence, and not disclose to any other Person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Party, all confidential information obtained from the other Party in connection with the transactions contemplated by this Agreement (including the existence of this Agreement, any of the terms hereof, and the negotiations between the Parties hereto), except such information may be disclosed: (i) to shareholders, if necessary, in connection with any approvals or consents to the transactions contemplated by this Agreement, to Governmental or Regulatory Bodies, and, where necessary, to any other Person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable Law; (iii) if it is publicly available through no act or failure to act of such Party; (iv) if it was already known to such Party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

          (b) In the event of a termination of this Agreement, each Party agrees that it along with their Board members, employees, representative agents and affiliated Persons shall, and shall cause its Affiliates to, except with the prior written consent of the other Party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other Person, any and all confidential or proprietary information relating to the other Party and its related parties and Affiliates, whether obtained through its due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable Law; (ii) if it is publicly available through no act or failure to act of such Party; (iii) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (iv) if it is otherwise expressly provided for herein.

ARTICLE X

MISCELLANEOUS

     10.1 Entire Agreement. This Agreement (including the lists, schedules and documents delivered pursuant hereto, which are a part hereof) constitutes the entire agreement of the Parties with respect to the matters covered by this Agreement. This Agreement supersedes any and all prior understandings, written or oral, between the Parties and may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by an authorized executive officer of the Party against which enforcement of the amendment, modification, waiver, discharge or termination is sought.

     10.2 Notices. All notices or other communications under this Agreement shall be in writing and sufficient if delivered personally, telecopied (if confirmed) or sent via registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to GOFF:

Golden Oak Family of Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7010
Attn:
Telephone No.:
Facsimile No.:
Email:

With copies (which shall not constitute notice) to:

Reed Smith LLP
Federated Investors Tower
12th Floor
1001 Liberty Avenue
Pittsburg, PA 15222-3779
Attn: C. Grant Anderson
Telephone No.: (412) 288-8160
Facsimile No.: (412) 288-3063
E-mail: ganderson@reedsmith.com

Dickstein Shapiro Morin & Oshinsky LLP
2101 L Street, NW
Washington, DC 20037-1526
Attn: Matthew G. Maloney
Telephone No.: (202) 828-2218

Facsimile No.: (202) 887-0689
E-mail: MaloneyM@dsmo.com

If to GST:

Goldman Sachs Trust
32 Old Slip
New York, NY 10005
Attn: Peter Bonanno, Esq.
Telephone No.: (212) 357-3184
Facsimile No.: (212) 902-4140
E-mail: Peter.Bonanno@gs.com

With a copy (which shall not constitute notice) to:

Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103-6996
Attn: Kenneth Greenberg, Esq.
Telephone No.: (215) 988-1152
Facsimile No.: (215) 988-2757
E-mail: Kenneth.Greenberg@dbr.com

     10.3 Waiver. The failure of any Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. A Party, may waive any condition to its obligations hereunder (such waiver to be in writing and authorized by an authorized officer of the waiving Party).

     10.4 Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any Party without the written consent of the other Party. Nothing herein, express or implied, is intended to or shall confer any rights, remedies or benefits upon any Person other than the Parties hereto.

     10.5 Survival. Except as provided in the next sentence, the respective representations, warranties and covenants contained in this Agreement shall not survive the consummation of the transactions contemplated hereunder. The representations, warranties and covenants in Article VII and in paragraph 1.5 shall survive the consummation of the transactions contemplated hereunder.

     10.6 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     10.7 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10.8 Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to its principles of conflicts of laws.

     10.9 Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable Law to consummate and make effective the Fund Transactions contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to the other Party hereto each of the items required under this Agreement as a condition to such Party’s obligations hereunder. In addition, GOFF shall deliver or cause to be delivered to GST, the Books and Records of each GOFF Fund (regardless of whose possession they are in).

     10.10 Beneficiaries. Nothing contained in this Agreement shall be deemed to create rights in Persons not parties hereto (including, without limitation, any shareholder of GST or GOFF).

     10.11 Failure of Any Fund(s) to Consummate the Transactions. Subject to the conditions set forth in this Agreement, the failure of any Fund(s) to consummate its Transaction shall not affect the consummation or validity of the Fund Transaction with respect to any other Fund, and the provisions of this Agreement shall be construed to effect this intent.

     10.12 Validity. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by Law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

     10.13 Effect of Facsimile Signature. A facsimile signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.

     10.14 GST Liability. The name “The Goldman Sachs Trust” is the designation of the Trustees for the time being under an Agreement and Declaration of Trust dated January 28, 1997, as amended from time to time, and all Persons dealing with GST or a GST Fund must look solely to the property of GST or such GST Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of GST. No GST Fund shall be liable for any claims against any other GST Fund.

Both Parties specifically acknowledge and agree that any liability of GST under this Agreement with respect to a particular GST Fund, or in connection with the transactions contemplated herein with respect to a particular GST Fund, shall be discharged only out of the assets of the particular GST Fund and that no other portfolio of GST shall be liable with respect thereto.

     10.15 GOFF Liability. The name “The Golden Oak Family of Funds” is the designation of the Trustees for the time being under an Agreement and Declaration of Trust dated May 15, 2002, as amended from time to time, and all Persons dealing with GOFF or a GOFF Fund must look solely to the property of GOFF or such GOFF Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of GOFF. No GOFF Fund shall be liable for any claims against any other GOFF Fund. Both Parties specifically acknowledge and agree that any liability of GOFF under this Agreement with respect to a particular GOFF Fund, or in connection with the transactions contemplated herein with respect to a particular GOFF Fund, shall be discharged only out of the assets of the particular GOFF Fund and that no other portfolio of GOFF shall be liable with respect thereto.

ARTICLE XI

DEFINITIONS

     As used in this Agreement, the following terms have the following meanings:

     “Action or Proceeding” means any action, suit, proceeding or arbitration by any Person, or any investigation or audit by any Governmental or Regulatory Body.

     “Affiliate” means, with respect to any Person, any other Person controlling, controlled by or under common control with such first Person.

     “Agreement” has the meaning specified in the preamble.

     “Books and Records” means GOFF’s or GST’s accounts, books, records or other documents (including but not limited to minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants, and other similar records) required to be maintained by GOFF or GST with respect to the GOFF Funds or GST Funds, as applicable, pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder.

     “Business Day” means a day other than Saturday, Sunday or a day on which banks located in New York City are authorized or obligated to close.

     “CBCM” has the meaning specified in the preamble.

     “Closing” has the meaning specified in paragraph 3.1.

     “Closing Date” has the meaning specified in paragraph 3.1.

     “Code” has the meaning specified in the recitals.

     “Custodian” has the meaning specified in paragraph 3.2.

     “Delaware Law” has the meaning specified in paragraph 1.1.

     “Expense Payment Amount” has the meaning specified in Article VII

     “Fund Assets” means all properties and assets of every kind and description whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and receivables (including dividend and interest receivable) good will and other intangible property, Books and Records, and all interests, rights, privileges and powers, owned by GOFF on behalf of a GOFF Fund, and any prepaid expenses shown on a GOFF Fund’s books on the Closing Date, other than with respect to GOFF and each GOFF Fund, the estimated costs of extinguishing any Liability not assumed by GST or a GST Fund and listed on Schedule 1.3.

     “Fund Transaction” has the meaning specified in paragraph 1.1.

     “GOFF” has the meaning specified in the preamble.

     “GOFF Board” has the meaning specified in the recitals.

     “GOFF Funds” has the meaning specified in the preamble.

     “Governmental or Regulatory Body” means any court, tribunal, arbitrator or any government or political subdivision thereof, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of any such government or political subdivision.

     “GSAM” has the meaning specified in the preamble.

     “GST” has the meaning specified in the preamble.

     “GST Board” has the meaning specified in the recitals.

     “GST Funds” has the meaning specified in the preamble.

     “Independent Trustees” has the meaning specified in the recitals.

     “Law” means any law, statute, rule, regulation, ordinance and other pronouncement having the effect of law of any Governmental or Regulatory Body.

     “Liabilities” means all existing and future liabilities and obligations of any nature, whether accrued, absolute, contingent or otherwise of a GOFF Fund including, but not limited to, those reflected on an unaudited statement of assets and liabilities of the Fund prepared by State

Street as of the Closing Date in accordance with generally accepted accounting principles consistently applied from the prior audited reporting period and reviewed and approved by the respective treasurers of GST and GOFF on the Closing Date. Notwithstanding the foregoing, Liabilities shall not include any Liability not assumed by GST or a GST Fund as described in Schedule 1.3.

     “Material Adverse Effect” as to any Person means a material adverse effect on the business, prospects, results of operations or financial condition of such Person.

     “NYSE” has the meaning specified in paragraph 1.4.

     “1940 Act” has the meaning specified in the recitals.

     “1933 Act” means the Securities Act of 1933, as amended.

     “Order” means any writ, judgment, decree, injunction or similar order of any Government or Regulatory Body, in each case whether preliminary or final.

     “Parties” has the meaning specified in the preamble.

     “Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Body or other entity.

     “Proxy Statement/Prospectus” has the meaning specified in paragraph 4.1(p).

     “Registration Statement” has the meaning specified in paragraph 4.1(p).

     “Reorganization” has the meaning specified in the recitals.

     “SEC” means the U.S. Securities and Exchange Commission.

     “State Street” has the meaning specified in paragraph 2.5.

     “Transaction Party” has the meaning specified in paragraph 1.1.

     “Transfer Documents” has the meaning specified in paragraph 6.2(f).

     “Valuation Time” has the meaning specified in paragraph 1.4.

[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their duly authorized officers, as of the day and year first above written.

GOLDEN OAKS FAMILY OF FUNDS

By:

Name:
Title:

GOLDMAN SACHS TRUST

By:

Name:
Title:

Solely for purposes of Article VII and Paragraph 5.1 CITIZENS BANK CAPITAL MANAGEMENT, INC.	Solely for purposes of Article VII GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:	By:

Name:	Name:
Title:	Title:

EXHIBIT A

GOFF Funds and Respective Transaction Parties

GOFF Funds	GST Funds
Golden Oak® Growth Portfolio	Goldman Sachs Strategic Growth Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak® Value Portfolio	Goldman Sachs Large Cap Value Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak® Small Cap Value Portfolio	Goldman Sachs Small Cap Value Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak® International Equity Portfolio	Goldman Sachs CORESM International Equity Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak® Intermediate Term Income Portfolio	Goldman Sachs Core Fixed Income Fund
Class A Shares	Class A Shares
Institutional Shares	Institutional Shares

Golden Oak® Prime Obligation Money Market Portfolio	Goldman Sachs Financial Square Prime Obligations Fund
Class A Shares	FST Administration Shares
Institutional Shares	FST Shares

Schedule 4.2(i)

1) Lois Burke, et al. v. The Goldman Sachs Group, Inc. et al., No. 04CV 2567 (S.D.N.Y. filed April 2, 2004)

     On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the trustees and officers of GST, and John Doe Defendants. In addition, the following investment portfolios of the Trust were named as nominal defendants: Goldman Sachs Balanced Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Research Select Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs International Growth Opportunities Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs High Yield Fund. Goldman Sachs High Yield Municipal Fund, Goldman Sachs Global Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs CORE Tax-Managed Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs ILA Prime Obligations Portfolio, and Goldman Sachs ILA Tax-Exempt Diversified Portfolio (collectively, the “Goldman Sachs Funds”).

2) Henry C. Gross, et al. v. The Goldman Sachs Group, Inc. et al., No. 04CV 2997 (S.D.N.Y. filed April 19, 2004)

     On April 19, 2004, plaintiffs Henry C. Gross, Josef P. Pokorny and Diana D. Pokorny and Maurice Rosenthal and Arlene Rosenthal, identifying themselves as shareholders of the

Goldman Sachs Core Large Cap Growth Fund, Goldman Sachs Research Select Fund and Goldman Sachs Internet Tollkeeper Fund, respectively, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against GSG, GSAM, the trustees and officers of GST and John Doe Defendants. In addition, the Goldman Sachs Funds were named as nominal defendants.

3) Marianne Gooris, et al. v. The Goldman Sachs Group, Inc. et al., No. 04CV 3616 (S.D.N.Y. filed May 6, 2004)

     On May 6, 2004, Marianne Gooris, a plaintiff identifying herself as a shareholder of the Goldman Sachs mutual funds, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against GSG, GSAM, the trustees and officers of GST and John Doe Defendants. In addition, the Goldman Sachs Funds were named as nominal defendants.

Each of foregoing lawsuits were brought on behalf of all persons or entities who purchased, redeemed or held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”) and each lawsuit alleges violations of the 1940 Act, the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaint alleges, among other things, that during the Class Period, GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees, made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and made untrue statements of material fact in registration statements and reports filed pursuant to the Investment Company Act. The complaint further alleges that GST’s officers and trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The plaintiffs in each lawsuit are seeking compensatory damages; punitive damages; rescission of GSAM’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

PART B

GOLDMAN SACHS TRUST

Goldman Sachs Strategic Growth Fund
Goldman Sachs Large Cap Value Fund
Goldman Sachs Small Cap Value Fund
Goldman Sachs CORESM International Equity Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Financial Square Prime Obligations Fund

Statement of Additional Information

                    , 2004

Acquisition of all of the assets and liabilities of	By and in exchange for shares of

Golden Oak® Growth Portfolio	Goldman Sachs Strategic Growth Fund
Golden Oak® Value Portfolio	Goldman Sachs Large Cap Value Fund
Golden Oak® Small Cap Value Portfolio	Goldman Sachs Small Cap Value Fund
Golden Oak® International Equity Portfolio	Goldman Sachs CORESM International Equity Fund
Golden Oak® Intermediate-Term Income Portfolio	Goldman Sachs Core Fixed Income Fund
Golden Oak® Prime Obligation Money Market Portfolio	Goldman Sachs Financial Square Prime Obligations Fund
(collectively, the “Golden Oak Portfolios”)	(collectively, the “Goldman Funds”)

(each a series of the Golden Oak® Family of Funds)	(each a series of the Goldman Sachs Trust)
5800 Corporate Drive	4900 Sears Tower
Pittsburgh, Pennsylvania 15237	Chicago, Illinois 60606

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated                    , 2004, relating specifically to the proposed acquisition of all of the assets of each Golden Oak Portfolio by its corresponding Goldman Fund and the assumption by that Goldman Fund of all of the liabilities (except those explicitly excluded as provided in the Reorganization Agreement, if any) of the Golden Oak Portfolio, in exchange for Class A Shares, Institutional Shares, FST Shares or FST Administration Shares, as the case may be, of the corresponding Goldman Fund having an aggregate value equal to the net asset value of the particular Golden Oak Portfolio’s Institutional Shares or Class A Shares as of the Closing Date; the distribution of the corresponding Goldman Fund’s shares to each holder of the Golden Oak Portfolio’s shares in an amount equal in value to the shareholder’s Golden Oak Portfolio shares as of the Closing Date; and the complete liquidation of each Golden Oak Portfolio (collectively, the “Reorganization”). A copy of the Proxy Statement/Prospectus may be obtained upon request and without charge by calling Goldman, Sachs & Co. toll free at 800-526-7384. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. The Reorganization is expected to occur in accordance with the terms of the Reorganization Agreement.

Incorporation of Documents By Reference into the Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents:

(1)	Prospectus dated December 23, 2003 with respect to Class A Shares, Class B Shares and Class C Shares of the Goldman Sachs Balanced Fund, Goldman Sachs Research SelectSM Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Growth Opportunities Fund, and Goldman Sachs Small Cap Value Fund (previously filed on EDGAR, Accession No. 0000950123-04-014225).

(2)	Prospectus dated December 23, 2003 with respect to Institutional Shares of the Goldman Sachs Balanced Fund, Goldman Sachs Research SelectSM Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Growth Opportunities Fund, and Goldman Sachs Small Cap Value Fund (previously filed on EDGAR, Accession No. 0000950123-04-014225).

(3)	Prospectus dated December 23, 2003 with respect to Class A Shares, Class B Shares and Class C Shares of the Goldman Sachs CORESM International Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs International Growth Opportunities Fund, Goldman Sachs Emerging Markets Equity Fund, and Goldman Sachs Asia Growth Fund (previously filed on EDGAR, Accession No. 0000950123-04-014225).

(4)	Prospectus dated December 23, 2003 with respect to Institutional Shares of the Goldman Sachs CORESM International Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs International Growth Opportunities Fund, Goldman Sachs Emerging Markets Equity Fund and Goldman Sachs Asia Growth Fund (previously filed on EDGAR, Accession No. 0000950123-04-014225).

(5)	Prospectus dated February 27, 2004 with respect to Class A Shares, Class B Shares and Class C Shares of the Goldman Sachs Enhanced Income Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short-Duration Government Fund, Goldman Sachs Government Income Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, and Goldman Sachs Emerging Markets Debt Fund (previously filed on EDGAR, Accession No. 0000950123-04-002767).

(6)	Prospectus dated February 27, 2004 with respect to Institutional Shares of the Goldman Sachs Enhanced Income Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short-Duration Government Fund, Goldman Sachs Government Income Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, and Goldman Sachs Emerging Markets Debt Fund (previously filed on EDGAR, Accession No. 0000950123-04-002767).

(7)	Supplement dated March 18, 2004 to the Institutional Shares Prospectuses dated February 27, 2004 with respect to the Goldman Sachs Fixed Income Funds, including the Goldman Sachs Core Fixed Income Fund, and December 23, 2003 with respect to the Goldman Sachs Equity Funds, including the Goldman Sachs Strategic Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Small Cap Value Fund and Goldman Sachs CORESM International Equity Fund (previously filed on EDGAR, Accession No. 0000950123-04-003479).

(8)	Supplement dated March 24, 2004 to the Class A Shares, Class B Shares, Class C Shares, Service Shares and Institutional Shares Prospectuses dated December 23, 2003 with respect to the Goldman Sachs CORESM International Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs International Growth Opportunities Fund, Goldman Sachs Emerging Markets Equity Fund, and Goldman Sachs Asia Growth Fund (previously filed on EDGAR, Accession No. 0000950123-04-003705).

(9)	Supplement dated April 26, 2004 to the Class A Shares, Class B Shares, Class C Shares, Service Shares and Institutional Shares Prospectuses dated December 23, 2003 with respect to the Goldman Sachs Small Cap Value Fund (previously filed on EDGAR, Accession No. 0000950123-04-005102).

(10)	Supplement dated April 29, 2004 to the Class A Shares, Class B Shares, Class C Shares, Service Shares and Institutional Shares Prospectuses dated December 23, 2003 with respect to the Goldman Sachs Equity Funds, including the Goldman Sachs Strategic Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Small Cap Value Fund and Goldman Sachs CORESM International Equity Fund (previously filed on EDGAR, Accession No. 0000950123-04-005420).

(11)	Supplement dated April 29, 2004 to the Class A Shares, Class B Shares, Class C Shares, Service Shares, Administration Shares, Institutional Shares and Separate Account Institutional Shares Prospectuses dated February 27, 2004 with respect to the Goldman Sachs Enhanced Income Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short-Duration Government Fund, Goldman Sachs Government Income Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, and Goldman Sachs Emerging Markets Debt Fund (previously filed on EDGAR, Accession No. 0000950123-04-005419).

(12)	Prospectus dated April 29, 2004 with respect to the FST Shares of the Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Federal Fund, and Goldman Sachs Financial Square Tax-Free Money Market Fund (previously filed on EDGAR, Accession No. 0000950123-04-005689).

(13)	Prospectus dated April 29, 2004 with respect to the FST Administration Shares of the Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Federal Fund, and Goldman Sachs Financial Square Tax-Free Money Market Fund (previously filed on EDGAR, Accession No. 0000950123-04-005689).

(14)	Statement of Additional Information dated December 23, 2003, as amended June 4, 2004, with respect to Class A Shares, Class B Shares, Class C Shares, Service Shares and Institutional Shares of the Goldman Sachs Balanced Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs CORESM Large Cap Value Fund, Goldman Sachs CORESM U.S. Equity Fund, Goldman Sachs CORESM Large Cap Growth Fund, Goldman Sachs CORESM Small Cap Equity Fund, Goldman Sachs CORESM International Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs International Growth Opportunities Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Research Select FundSM and Goldman Sachs Concentrated Growth Fund (previously filed on EDGAR, Accession No. 0000950123-04-007113).

(15)	Statement of Additional Information dated February 27, 2004, as amended June 4, 2004, with respect to Class A Shares, Class B Shares, Class C Shares, Service Shares, Institutional Shares, Administration Shares, and Separate Account Institutional Shares of the Goldman Sachs Enhanced Income Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs High Yield Fund, and Goldman Sachs Emerging Markets Debt Fund (previously filed on EDGAR, Accession No. 0000950123-04-007113).

(16)	Statement of Additional Information dated April 29, 2004, as amended June 16, 2004, with respect to (i) ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares of: ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio; (ii) ILA Class B and Class C Shares of ILA Prime Obligations Portfolio; and (iii) FST Shares, FST Service Shares, FST Administration Shares, FST Preferred Shares, FST Select Shares and FST Capital Shares of: Goldman Sachs — Financial Square Prime Obligations Fund, Goldman Sachs — Financial Square Money Market Fund, Goldman Sachs — Financial Square Treasury Obligations Fund, Goldman Sachs — Financial Square Treasury Instruments Fund, Goldman Sachs — Financial Square Government Fund, Goldman Sachs — Financial Square Federal Fund, and Goldman Sachs — Financial Square Tax-Free Money Market Fund (previously filed on EDGAR, Accession No. 0000950123-04-007424).

(17)	Goldman Sachs Trust Annual Report to Shareholders for the fiscal year ended August 31, 2003 with respect to the Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Concentrated Growth Fund, and Goldman Sachs Growth Opportunities Fund (previously filed on EDGAR, Accession No. 0000950123-03-012701).

(18)	Goldman Sachs Trust Annual Report to Shareholders for the fiscal year ended August 31, 2003 with respect to the Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, and Goldman Sachs Small Cap Value Fund (previously filed on EDGAR, Accession No. 0000950123-03-012702).

(19)	Goldman Sachs Trust Annual Report to Shareholders for the fiscal year ended August 31, 2003 with respect to the Goldman Sachs CORESM U.S. Equity Fund, Goldman Sachs CORESM Large Cap Growth Fund, Goldman Sachs CORESM Small Cap Equity Fund, Goldman Sachs CORESM Large Cap Value Fund, and Goldman Sachs CORESM International Equity Fund (previously filed on EDGAR, Accession No. 0000950123-03-012704).

(20)	Goldman Sachs Trust Annual Report to Shareholders for the fiscal year ended October 31, 2003 with respect to the Goldman Sachs Enhanced Income Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, and Goldman Sachs Global Income Fund (previously filed on EDGAR, Accession No. 0000950123-04-000235).

(21)	Goldman Sachs Trust Annual Report to Shareholders for the fiscal year ended December 31, 2003 with respect to the Goldman Sachs — Financial Square Prime Obligations Fund, Goldman Sachs — Financial Square Money Market Fund, Goldman Sachs — Financial Square Treasury Obligations Fund, Goldman Sachs — Financial Square Treasury Instruments Fund, Goldman Sachs — Financial Square Government Fund, Goldman Sachs -Financial Square Federal Fund, and Goldman Sachs — Financial Square Tax-Free Money Market Fund (previously filed on EDGAR, Accession No. 0000950123-04-002974).

(22)	Goldman Sachs Trust Semi-Annual Report to Shareholders for the fiscal period ended February 29, 2004 with respect to the Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Concentrated Growth Fund, and Goldman Sachs Growth Opportunities Fund (previously filed on EDGAR, Accession No. 0000950123-04-006072).

(23)	Goldman Sachs Trust Semi-Annual Report to Shareholders for the fiscal period ended February 29, 2004 with respect to the Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, and Goldman Sachs Small Cap Value Fund (previously filed on EDGAR, Accession No. 0000950123-04-005929).

(24)	Goldman Sachs Trust Semi-Annual Report to Shareholders for the fiscal period ended February 29, 2004 with respect to the Goldman Sachs CORESM U.S. Equity Fund, Goldman Sachs CORESM Large Cap Growth Fund, Goldman Sachs CORESM Small Cap Equity Fund, Goldman Sachs CORESM Large Cap Value Fund, and Goldman Sachs CORESM International Equity Fund (previously filed on EDGAR, Accession No. 0000950123-04-006070).

(25)	Goldman Sachs Trust Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2004 with respect to the Goldman Sachs Enhanced Income Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, and Goldman Sachs Global Income Fund (previously filed on EDGAR, Accession No. 0000950123-04-008304).

(26)	Prospectus dated March 31, 2004 with respect to Institutional Shares and Class A Shares of the Golden Oak® Growth Portfolio, Goldman Oak® Value Portfolio, Golden Oak® Small Cap Value Portfolio, Golden Oak® International Equity Portfolio, Golden Oak® Intermediate-Term Income Portfolio, Golden Oak® Michigan Tax Free Bond Portfolio, and Golden Oak® Prime Obligation Money Market Portfolio (previously filed on EDGAR, Accession No. 0001056288-04-000203).

(27)	Statement of Additional Information dated March 31, 2004 with respect to Institutional Shares and Class A Shares of the Golden Oak® Growth Portfolio, Goldman Oak® Value Portfolio, Golden Oak® Small Cap Value Portfolio, Golden Oak® International Equity Portfolio, Golden Oak® Intermediate-Term Income Portfolio, Golden Oak® Michigan Tax Free Bond Portfolio, and Golden Oak® Prime Obligation Money Market Portfolio (previously filed on EDGAR, Accession No. 0001056288-04-000203).

(28)	Golden Oak Family of Funds Annual Report to Shareholders for the fiscal year ended January 31, 2004 with respect to the Golden Oak® Growth Portfolio, Golden Oak® Value Portfolio, Golden Oak® Small Cap Value Portfolio, Golden Oak® International Equity Portfolio, Golden Oak® Intermediate-Term Income Portfolio, Golden Oak® Michigan Tax Free Bond Portfolio, and Golden Oak® Prime Obligation Money Market Portfolio (previously filed on EDGAR, Accession No. 0001056288-04-000206).

Pro Forma Financial Statements

     Under the Reorganization Agreement, each Golden Oak Portfolio will be reorganized into the Goldman Fund listed directly opposite such Fund in the table below.

Golden Oak Portfolio	Goldman Fund
Growth Portfolio	Strategic Growth Fund
Value Portfolio	Large Cap Value Fund
Small Cap Value Portfolio	Small Cap Value Fund
International Equity Portfolio	CORESM International Equity Fund
Intermediate-Term Income Portfolio	Core Fixed Income Fund
Prime Obligation Money Market Portfolio	Financial Square Prime Obligations Fund

     Shown below are unaudited pro forma financial statements for combined Goldman Strategic Growth Fund, Large Cap Value Fund and CORE International Equity Fund, assuming the Reorganization, as more fully described in the combined Proxy Statement/Prospectus dated                    , 2004, had been consummated as of (1) February 29, 2004 with respect to the Goldman Sachs Strategic Growth Fund, Large Cap Value Fund and CORE International Equity Fund. No pro forma information has been prepared for the reorganization of the Golden Oak Small Cap Value Portfolio, Intermediate-Term Income Portfolio and Prime Obligation Money Market Portfolio because the net asset value of such Golden Oak Portfolios does not exceed 10% of the net asset value of the Goldman Sachs Small Cap Value Fund, Core Fixed Income Fund and Financial Square Prime Obligations Fund, respectively, and, therefore pro forma financial information is not required.

The Pro Forma Combined Schedules of Investments and the Pro Forma Combined Statements of Assets and Liabilities have been adjusted to give effect to the Reorganization as if the Reorganization had occurred at February 29, 2004 with respect to the Goldman Sachs Strategic Growth Fund, Large Cap Value Fund, and CORE International Equity Fund.

The Pro Forma Combined Statements of Operations for the Goldman Sachs Strategic Growth Fund, Large Cap Value Fund and CORE International Equity Fund are for the twelve-months ended February 29, 2004 and have been adjusted to give effect to the Reorganization as if the Reorganization had occurred March 1, 2003.

The unaudited pro forma combined schedules and financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at February 29, 2004 with respect to the Goldman Sachs Strategic Growth Fund, Large Cap Value Fund, and CORE International Equity Fund. These pro forma numbers have been estimated in good faith, based on information regarding the applicable Golden Oak Portfolio and Goldman Fund for the twelve month period ended February 29, 2004.

     Additional information regarding the performance of the Golden Oak Portfolios and the Goldman Funds is contained in “Management’s Discussion of Fund Performance” in the Proxy Statement/Prospectus.

     The following unaudited pro forma combined schedules and financial statements have been derived from the schedules and financial statements of certain Golden Oak Portfolios and Goldman Funds and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at February 29, 2004 with respect to the Goldman Sachs Strategic Growth Fund, Large Cap Value Fund, and CORE International Equity Funds. The unaudited pro forma combined schedules and financial statements should be read in conjunction with the financial statements and related notes of the particular Goldman Fund included in its Annual Report to Shareholders for the fiscal year ended August 31, 2003 (with respect to the Goldman Sachs Strategic Growth Fund, Goldman Sachs Large Cap Value Fund, and Goldman Sachs CORE International Equity Fund), each of which are incorporated herein by reference, and the financial statements and related notes of each Golden Oak Growth, Value and International Equity Portfolios included in its Annual Report to Shareholders for the fiscal year ended January 31, 2004, which is incorporated herein by reference. The combination of each Golden Oak Portfolio and its corresponding Goldman Fund will be accounted for as a tax-free reorganization.

Pro Forma Combined Portfolio of Investments for the Goldman Sachs Strategic Growth Fund and the Golden Oak Growth Portfolio February 29, 2004 (Unaudited)

Shares			Description	Value
				Goldman
Goldman Sachs	Golden Oak	Pro Forma		Sachs	Golden Oak	Pro Forma
Strategic Growth	Growth	Combined		Strategic	Growth	Combined
Fund	Portfolio	Fund		Growth Fund	Portfolio	Fund
			Common Stocks — 97.9%
			AUTO PARTS & EQUIPMENT — 0.2%
—	13,400	13,400	Advance Auto Parts, Inc.	$—	$528,630	$528,630
—	10,100	10,100	Autoliv, Inc.	—	448,238	448,238

				—	976,868	976,868

			BIOTECHNOLOGY — 0.8%
47,700	—	47,700	Amgen, Inc.	3,030,381	—	3,030,381

			CHEMICALS — 0.2%
—	6,900	6,900	Valspar Corp.	—	344,103	344,103
—	9,300	9,300	Vulcan Materials Co.	—	439,890	439,890

				—	783,993	783,993

			COMMUNICATIONS EQUIPMENT — 0.3%
—	19,800	19,800	Avaya, Inc.	—	339,570	339,570
—	28,200	28,200	Corning, Inc.	—	353,910	353,910
—	22,700	22,700	Nokia Oyj, Class A, ADR	—	494,179	494,179

				—	1,187,659	1,187,659

			COMPUTER HARDWARE — 6.6%
500,100	37,800	537,900	Cisco Systems, Inc.	11,552,310	873,180	12,425,490
263,900	11,800	275,700	Dell, Inc.	8,616,335	385,270	9,001,605
239,300	—	239,300	EMC Corp.	3,426,776	—	3,426,776
—	27,600	27,600	Hewlett-Packard Co.	—	626,796	626,796
—	8,000	8,000	IBM Corp.	—	772,000	772,000

				23,595,421	2,657,246	26,252,667

			COMPUTER SOFTWARE — 5.4%
—	21,600	21,600	Amdocs Ltd.	—	602,208	602,208
—	19,400	19,400	Citrix Systems, Inc.	—	410,892	410,892
72,100	—	72,100	Intuit, Inc.	3,198,356	—	3,198,356
519,800	112,500	632,300	Microsoft Corp.	13,774,700	2,981,250	16,755,950
—	12,700	12,700	Veritas Software Corp.	—	386,334	386,334

				16,973,056	4,380,684	21,353,740

			DRUGS — 10.2%
—	31,200	31,200	Abbott Laboratories	—	1,335,360	1,335,360
—	34,500	34,500	Bristol-Myers Squibb Co.	—	959,790	959,790
43,800	—	43,800	Eli Lilly & Co.	3,238,572	—	3,238,572
95,700	14,000	109,700	Johnson & Johnson	5,159,187	754,740	5,913,927
—	19,900	19,900	King Pharmaceuticals, Inc.	—	383,473	383,473
—	11,600	11,600	Merck & Co., Inc.	—	557,728	557,728
450,710	63,650	514,360	Pfizer, Inc.	16,518,521	2,332,772	18,851,293
—	13,000	13,000	Valeant Pharmaceuticals International	—	285,090	285,090
240,200	—	240,200	Wyeth	9,487,900	—	9,487,900

				34,404,180	6,608,953	41,013,133

			ELECTRONIC EQUIPMENT & INSTRUMENTS — 0.6%
—	6,200	6,200	Harman International Industries, Inc.	—	483,538	483,538
—	31,300	31,300	PerkinElmer, Inc.	—	652,292	652,292
—	54,900	54,900	Sanmina-SCI Corp.	—	696,681	696,681
—	23,100	23,100	Thermo Electron Corp.	—	648,417	648,417

				—	2,480,928	2,480,928

			FINANCIAL SERVICES — 10.4%
—	16,900	16,900	Citigroup, Inc.	—	849,394	849,394
—	11,400	11,400	CIT Group, Inc.	—	449,958	449,958
159,000	—	159,000	Fannie Mae	11,909,100	—	11,909,100
—	14,000	14,000	Franklin Resources, Inc.	—	791,000	791,000
199,500	—	199,500	Freddie Mac	12,353,040	—	12,353,040
—	23,000	23,000	J.P. Morgan Chase & Co.	—	943,460	943,460
183,550	34,600	218,150	MBNA Corp.	5,016,421	945,618	5,962,039
705,200	—	705,200	The Charles Schwab Corp.	8,631,648	—	8,631,648

				37,910,209	3,979,430	41,889,639

			FOOD & BEVERAGE — 5.2%
—	15,400	15,400	Dean Foods Co.	$—	$559,174	$559,174
248,130	18,400	266,530	PepsiCo, Inc.	12,877,947	954,960	13,832,907
108,600	—	108,600	Wm. Wrigley Jr. Co.	6,107,664	—	6,107,664

				18,985,611	1,514,134	20,499,745

			HOME PRODUCTS — 4.8%
59,300	—	59,300	Avon Products, Inc.	4,186,580	—	4,186,580
117,000	—	117,000	Colgate-Palmolive Co.	6,487,650	—	6,487,650
44,436	—	44,436	Energizer Holdings, Inc.	2,073,828	—	2,073,828
—	26,700	26,700	Gillette Co.	—	1,027,683	1,027,683
—	12,500	12,500	Lennar Corp., Class A	—	618,125	618,125
31,300	15,600	46,900	The Procter & Gamble Co.	3,208,563	1,599,156	4,807,719

				15,956,621	3,244,964	19,201,585

Shares			Description	Value
				Goldman
Goldman Sachs	Golden Oak	Pro Forma		Sachs	Golden Oak	Pro Forma
Strategic Growth	Growth	Combined		Strategic	Growth	Combined
Fund	Portfolio	Fund		Growth Fund	Portfolio	Fund
			Common Stocks (Continued)
			HOTEL, RESTAURANT & LEISURE — 5.0%
392,700	—	392,700	Cendant Corp.	8,914,290	—	8,914,290
102,200	—	102,200	Harrah’s Entertainment, Inc.	5,309,290	—	5,309,290
67,900	—	67,900	Marriott International, Inc.	3,030,377	—	3,030,377
—	10,800	10,800	McDonald’s Corp.	—	305,640	305,640
53,900	—	53,900	Starwood Hotels & Resorts Worldwide, Inc. Class B	2,102,639	—	2,102,639

				19,356,596	305,640	19,662,236

			INDUSTRIAL CONGLOMERATES — 0.3%
—	14,200	14,200	3M Co.	—	1,107,884	1,107,884

			INFORMATION SERVICES — 7.0%
268,800	—	268,800	First Data Corp.	11,015,424	—	11,015,424
	5,800	5,800	ITT Educational Services, Inc.	—	220,226	220,226
66,900	—	66,900	Moody’s Corp.	4,472,934	—	4,472,934
145,200	—	145,200	Sabre Holdings Corp.	3,294,588	—	3,294,588
108,400	4,400	112,800	The McGraw-Hill Cos., Inc.	8,473,628	343,948	8,817,576

				27,256,574	564,174	27,820,748

			INSURANCE — 1.6%
—	15,600	15,600	Ace Ltd.	—	701,376	701,376
—	19,600	19,600	Aflac, Inc.	—	795,956	795,956
31,100	—	31,100	AMBAC Financial Group, Inc.	2,432,020	—	2,432,020
—	10,800	10,800	American International Group, Inc.	—	799,200	799,200
43,600	—	43,600	Willis Group Holdings Ltd.	1,672,060	—	1,672,060

				4,104,080	2,296,532	6,400,612

			INTERNET — 1.4%
50,200	—	50,200	eBay, Inc.	3,456,772	—	3,456,772
51,700	—	51,700	Yahoo!, Inc.	2,295,480	—	2,295,480

				5,752,252	—	5,752,252

			LEISURE EQUIPMENT & PRODUCTS — 0.2%
—	24,200	24,200	Marvel Enterprises, Inc.	—	828,850	828,850

			MACHINERY — 0.2%
—	10,100	10,100	Ingersoll-Rand Co., Class A	—	671,448	671,448

			MEDIA — 13.7%
198,820	—	198,820	Clear Channel Communications, Inc.	8,557,213	—	8,557,213
53,500	—	53,500	Comcast Corp.	1,563,270	—	1,563,270
71,500	—	71,500	Cox Communications, Inc.	2,316,600	—	2,316,600
136,000	—	136,000	EchoStar Communications Corp.	4,912,320	—	4,912,320
69,200	—	69,200	Lamar Advertising Co.	2,747,240	—	2,747,240
592,500	—	592,500	Liberty Media Corp.	6,754,500	—	6,754,500
318,100	—	318,100	Time Warner, Inc.	5,487,225	—	5,487,225
264,697	—	264,697	Univision Communications, Inc.	9,431,154	—	9,431,154
81,200	—	81,200	Valassis Communications, Inc.	2,472,540	—	2,472,540
252,734	—	252,734	Viacom, Inc. Class B	9,720,150	—	9,720,150

				53,962,212	—	53,962,212

			MEDICAL PRODUCTS — 0.6%
—	17,400	17,400	Boston Scientific Corp.	$—	$710,790	$710,790
35,500	—	35,500	Medtronic, Inc.	1,664,950	—	1,664,950

				1,664,950	710,790	2,375,740

			MEDICAL PROVIDERS — 2.2%
—	9,200	9,200	Aetna, Inc.	—	743,268	743,268
142,700	—	142,700	Caremark Rx, Inc.	4,603,502	—	4,603,502
—	15,400	15,400	Community Health Systems, Inc.	—	431,970	431,970
—	16,800	16,800	Coventry Health Care, Inc.	—	731,976	731,976
—	15,000	15,000	Health Net, Inc.	—	414,000	414,000
—	24,000	24,000	IMS Health, Inc.	—	594,720	594,720
—	18,300	18,300	UnitedHealth Group, Inc.	—	1,134,600	1,134,600

				4,603,502	4,050,534	8,654,036

			METALS & MINING — 0.2%
—	7,900	7,900	Phelps Dodge Corp.	—	681,454	681,454

			MULTI-UTILITIES & UNREGULATED POWER — 0.4%
—	89,400	89,400	AES Corp.	—	809,964	809,964
—	65,337	65,337	Williams Cos., Inc. (The)	—	618,741	618,741

				—	1,428,705	1,428,705

			PARTS & EQUIPMENT — 1.1%
50,100	84,200	134,300	General Electric Co.	1,629,252	2,738,184	4,367,436

			OIL & GAS — 0.2%
—	10,100	10,100	ChevronTexaco Corp.	—	892,335	892,335

			PUBLISHING — 0.5%
23,900	—	23,900	Gannett Co., Inc.	2,061,853	—	2,061,853

Shares			Description	Value
				Goldman
Goldman Sachs	Golden Oak	Pro Forma		Sachs	Golden Oak	Pro Forma
Strategic Growth	Growth	Combined		Strategic	Growth	Combined
Fund	Portfolio	Fund		Growth Fund	Portfolio	Fund
			Common Stocks (Continued)
			RETAIL — 6.8%
—	13,500	13,500	Borders Group, Inc.	—	324,000	324,000
44,200	—	44,200	Dollar Tree Stores, Inc.	1,365,780	—	1,365,780
136,300	—	136,300	Family Dollar Stores, Inc.	5,184,852	—	5,184,852
—	34,100	34,100	Gap (The), Inc.	—	709,280	709,280
45,800	—	45,800	Lowe’s Companies, Inc.	2,564,800	—	2,564,800
—	10,700	10,700	Nordstrom, Inc.	—	418,798	418,798
—	8,100	8,100	Regis Corp. Minnesota	—	350,082	350,082
—	116,600	116,600	Rite Aid Corp.	—	650,628	650,628
—	30,300	30,300	Staples, Inc.	—	794,466	794,466
231,800	11,900	243,700	Wal-Mart Stores, Inc.	13,806,008	708,764	14,514,772

				22,921,440	3,956,018	26,877,458

			SEMICONDUCTORS — 6.1%
—	26,700	26,700	Amkor Technology, Inc.	—	413,049	413,049
—	7,900	7,900	Analog Devices, Inc.	—	394,210	394,210
—	31,500	31,500	Applied Materials, Inc.	—	669,060	669,060
—	19,452	19,452	Broadcom Corp.	—	789,362	789,362
444,700	87,500	532,200	Intel Corp.	12,998,581	2,557,625	15,556,206
—	4,500	4,500	International Rectifier Corp.	—	207,721	207,721
197,270	—	197,270	Texas Instruments, Inc.	6,046,326	—	6,046,326

				19,044,907	5,031,027	24,075,934

			TELECOMMUNICATION SERVICES & EQUIPMENT — 3.8%
	28,100	28,100	BellSouth Corp.	—	774,436	774,436
	14,700	14,700	Polycom, Inc.	—	324,429	324,429
214,000		214,000	QUALCOMM, Inc.	13,578,300	—	13,578,300
—	16,000	16,000	Verizon Communications	—	613,280	613,280

				13,578,300	1,712,145	15,290,445

			THRIFTS — 0.5%
17,700	—	17,700	Golden West Financial Corp.	2,042,934	—	2,042,934

			TRUST/PROCESSORS — 0.5%
33,800	—	33,800	State Street Corp.	1,816,074	—	1,816,074

			WIRELESS — 0.9%
224,900	—	224,900	Crown Castle International Corp.	$2,710,045	$—	$2,710,045
—	35,700	35,700	NEXTEL Communications, Inc., Class A	—	945,693	945,693

				2,710,045	945,693	3,655,738

			TOTAL COMMON STOCK (Cost $355,342,241)	$333,360,450	$55,736,272	$389,096,722

			MUTUAL FUND — 0.0%
			Golden Oak Prime Obligation Money Market Portfolio,
			IS Shares
—	134,549	134,549	(Cost $134,549)	$—	$134,549	$134,549

Principal Amount			Repurchase Agreement — 1.6%
$6,200,000	$—	$6,200,000	Joint Repurchase Agreement Account II	6,200,000	—	6,200,000
			1.07% 03/01/2004
			Dated February 27, 2004
			Maturity Value $6,200,552
			Total Repurchase Agreement
			(Cost $6,200,000)	$6,200,000	$—	$6,200,000

			TOTAL INVESTMENTS — 99.5%
			(Cost $361,676,790)	$339,560,450	$55,870,821	$395,431,271

The Percentage shown for each category reflects the value of investments in that category as a percentage of net assets.

Pro Forma Combined Statement of Assets and Liabilities
for the Goldman Sachs Strategic Growth Fund and the Golden Oak Growth Portfolio
February 29, 2004 (Unaudited)

	Goldman Sachs	Golden Oak			Pro Forma
	Strategic	Growth			Combined
	Growth Fund	Portfolio	Adjustments		Fund
Assets:
Investments in securities, at value (cost $311,542,357, $50,134,433 and $361,676,790, respectively)	$339,560,450	$55,870,821	—		$395,431,271
Cash	32,932	—	—		32,932
Receivables:
Fund shares sold	1,951,112	—	—		1,951,112
Dividends and Interest	316,896	62,791	—		379,687
Investment securities sold	273,535	53,681	—		327,216
Reimbursement from Adviser	8,701	—	—		8,701
Other assets	9,879	—	—		9,879

Total assets	342,153,505	55,987,293	—		398,140,798

Liabilities:
Payables:
Fund shares repurchased	445,597	—	—		445,597
Amounts owed to affiliates	354,310	33,482	(33,482	)(b)	354,310
Accrued expenses and other liabilities	89,187	16,720	33,482	(b)	139,389

Total liabilities	889,094	50,202	—		939,296

Net Assets:
Paid in capital	385,395,713	83,369,498	—		468,765,211
Accumulated undistributed net investment loss	(540,357)	(68,699)	—		(609,056)
Accumulated net realized loss on investment transactions	(71,609,038)	(33,100,096)	—		(104,709,134)
Net unrealized gain on investments	28,018,093	5,736,388	—		33,754,481

Net Assets	$341,264,411	$55,937,091	—		$397,201,502

Net Asset Value, offering and redemption price per share: (a)
Class A	$8.51	$8.11	—		$8.51
Class B	$8.21	$—	—		$8.21
Class C	$8.22	$—	—		$8.22
Institutional	$8.67	$8.44	—		$8.67
Service	$8.54	$—	—		$8.54

Shares Outstanding:
Class A	22,602,093	801,429	(37,984	)(c)	23,365,538
Class B	1,591,295	—	—		1,591,295
Class C	1,542,013	—	—		1,542,013
Institutional	14,173,523	5,854,545	(152,103	)(c)	19,875,965
Service	35,145	—	—		35,145

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	39,944,069	6,655,974	(190,087	)(c)	46,409,956

(a)	Maximum public offering price per share for Class A Shares of the Goldman Sachs Strategic Growth Fund and Golden Oak Growth Portfolio is $9.01 (NAV per share multiplied by 1.0582) and $8.61 (NAV per share multiplied by 1.061), respectively. At redemption, Class B and Class C shares for the Goldman Sachs Strategic Growth Fund may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase of the shares.

(b)	Adjustment to reclass amount owed to affiliates of Golden Oak Growth Portfolio.

(c)	Adjustment to reflect reduction of shares based on Goldman Sachs Strategic Growth Fund NAV.

Pro Forma Combined Statement of Operations
for the Goldman Sachs Strategic Growth Fund and the Golden Oak Growth Portfolio
For the Twelve Months Ended February 29, 2004 (Unaudited)

	Goldman Sachs	Golden Oak			Pro Forma
	Strategic	Growth			Combined
	Growth Fund	Portfolio	Adjustments		Fund
Investment Income:
Dividends (net of taxes of $0 , $2,676 and $2,676, respectively)	$2,445,176	$498,364	$—		$2,943,540
Interest (including securities lending income of $1,346, $0 and $1,346, respectively)	50,005	4,394	—		54,399

Total income	2,495,181	502,758			2,997,939
Expenses:
Management fees	2,632,056	384,326	133,098	(a)	3,149,480
Administrative fees	—	89,590	(89,590	)(b)	—
Distribution and Service fees	576,071	15,021	—		591,092
Transfer Agent fees	359,676	36,528	(6,921	)(c)	389,283
Custody and accounting fees	97,328	36,087	(28,415	)(c)	105,000
Printing fees	71,690	5,847	(2,537	)(c)	75,000
Registration fees	44,059	33,525	(32,584	)(c)	45,000
Audit fees	20,655	7,925	(7,925	)(c)	20,655
Legal fees	20,770	1,890	(1,660	)(c)	21,000
Trustee fees	11,428	1,051	(1,051	)(c)	11,428
Service share fee	52	—	—		52
Insurance expense	3,633	7,836	(7,769	)(c)	3,700
Other	81,993	498	(491	)(c)	82,000

Total expenses	3,919,411	620,124	(45,845)		4,493,690
Less — expense reductions	(341,418)	(33,807)	24,040	(d)	(351,185)

Net Expenses	3,577,993	586,317	(21,805)		4,142,505

Net Investment Loss	(1,082,812)	(83,559)	21,805		(1,144,566)

Realized and unrealized gain (loss) on investment transactions:
Net realized gain (loss) from investment transactions	(10,079,797)	2,055,614	—		(8,024,183)
Net change in unrealized gain on investments	79,291,452	12,840,820	—		92,132,272

Net realized and unrealized gain on investment transactions	69,211,655	14,896,434	—		84,108,089

Net Increase in Net Assets Resulting from Operations	$68,128,843	$14,812,875	$21,805		$82,963,523

(a)	Adjustment to reflect higher Advisory fee rate for the Goldman Sachs Strategic Growth Fund.

(b)	Adjustment to eliminate Administrative fee. Goldman Sachs Strategic Growth Fund does not charge a separate Administrative Fee.

(c)	Adjustments to reflect the anticipated savings as a result of consolidation of printing, custody and accounting, and other services.

(d)	Adjustment to reflect decrease in expense reduction based on Goldman Sachs Strategic Growth Fund current expense cap.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Notes to Financial Statements

February 29, 2004 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (“the Act”) as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Growth Fund, (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

These unaudited pro forma combined financial statements give effect to the proposed transaction whereby all the assets of the Golden Oak Growth Portfolio will be exchanged for shares of the Strategic Growth Fund and the Fund will assume the liabilities, if any of the Golden Oak Portfolio Immediately thereafter, shares of Strategic Growth will be distributed to the shareholders of the Golden Oak Growth Portfolio in a total liquidation of the Golden Oak Portfolio, which will be subsequently dissolved. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the period presented. All such adjustments are of a normal, recurring nature for a reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. securities exchange or the Nasdaq system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed to be inaccurate by the Investment Adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or from paid-in capital, depending on the type of book/tax differences that may exist.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

February 29, 2004 (Unaudited)

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shares bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to its Service and Shareholder Administration Plans. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees.

E. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

3. AGREEMENTS

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co., serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.

     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

     Additionally, GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification, shareholder meeting and extraordinary expenses) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.

     For the twelve months ended February 29, 2004, the Fund’s Management Fees and expense limitations as an annual percentage rate of average daily net assets were as follows:

	Contractual Annual	Other
Fund	Management Fee Rate	Expense Limit
Strategic Growth	1.00%	0.004%

2

GOLDMAN SACHS STRATEGIC GROWTH FUND

     The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Class B or Class C Shares.

     Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the twelve months ended February 29, 2004, Goldman Sachs advised the Fund that it retained approximately the following amounts:

		Contingent Deferred
		Sales Charge
	Sales Load
Fund	Class A	Class B	Class C
Strategic Growth	$153,700	$—	$—

     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

     The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to, on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net asset value of the Service Shares.

     For the twelve months ended February 29, 2004, GSAM has voluntarily agreed to reimburse other expenses. In addition, the Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the twelve months ended February 29, 2004, expense reductions were as follows (in thousands):

		Custody	Total Expense
Fund	Reimbursement	Credit	Reductions
Strategic Growth	$351	$—	$351

     At February 29, 2004, the amounts owed to affiliates were as follows (in thousands):

		Distribution	Transfer
		and	Agent
Fund	Management	Service Fees	Fees	Total
Strategic Growth	$262	$57	$35	$354

3

GOLDMAN SACHS STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

February 29, 2004 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the twelve months ended February 29, 2004, were as follows:

Fund	Purchases	Sales and Maturities
Strategic Growth	$108,583,875	$45,752,468

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through its securities lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.

     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amounts earned by the Fund for the twelve months ended February 29, 2004 are reported parenthetically on the Statements of Operations. The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940 and is managed by GSAM, for which GSAM receives an investment advisory fee. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

     The table below details the following items as of February 29, 2004:

				Earnings Received	Amount Payable to
			Earnings of BGA	From Lending to	Goldman Sachs
		Cash Collateral	Relating to Securities	Goldman Sachs	Upon Return of
	Market Value of	Received for Loans	Loaned for the	for the	Securities Loaned
	Securities on loan as	Outstanding as of	twelve months ended	twelve months ended	as of February 29,
Fund	of February 29, 2004	February 29, 2004	February 29, 2004	February 29, 2004	2004
Strategic Growth	$—	$—	$237	$602	$—

While there was lending activity during the period, there were no loans outstanding as of February 29, 2004.

4

GOLDMAN SACHS STRATEGIC GROWTH FUND

6. LINE OF CREDIT FACILITY

The Fund participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the twelve months ended February 29, 2004, the Funds did not have any borrowings under this facility.

7. JOINT REPURCHASE AGREEMENT ACCOUNT

Pursuant to exemptive relief granted by the SEC and the terms and conditions therein, the Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

     At February 29, 2004, the Strategic Growth Fund had undivided interests in the following Joint Repurchase Agreement Account II which equaled $6,200,000 in principal amount. At February 29, 2004, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

		Interest
Repurchase Agreements	Principal Amount	Rate	Maturity Date	Maturity Value
Bank of America Securities LLC	$1,550,000,000	1.07%	03/01/2004	$1,550,138,208

Deutsche Bank Securities, Inc.	600,000,000	1.06	03/01/2004	600,053,000

Greenwich Capital Markets	500,000,000	1.06	03/01/2004	500,044,167

J.P. Morgan Chase & Co.	523,600,000	1.08	03/01/2004	523,647,124

Lehman Brothers	500,000,000	1.08	03/01/2004	500,045,000

Morgan Stanley	400,000,000	1.08	03/01/2004	400,036,000

UBS LLC	1,400,000,000	1.06	03/01/2004	1,400,123,667

UBS LLC	200,000,000	1.07	03/01/2004	200,017,833

Westdeutsche Landesbank AG	550,000,000	1.07	03/01/2004	550,049,042

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II	$6,223,600,000			$6,224,154,041

8. SUBSEQUENT EVENTS

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The action alleges violations of the Act, the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and made untrue statements of material fact in registration statements and reports filed pursuant to the Act. Based on currently available information, GSAM believes that the likelihood that the purported class action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

5

Pro Forma Combined Portfolio of Investments for the Goldman Sachs Large Cap Value Fund and the Golden Oak Value Portfolio February 29, 2004 (Unaudited)

Shares			Description	Value
GS Large	Golden				Golden	Pro Forma
Cap Value	Oak Value	Pro Forma		GS Large Cap	Oak Value	Combined
Fund	Portfolio	Combined Fund		Value Fund	Portfolio	Fund
			Common Stocks - 97.4%
			Beverages - 0.1%
—	20,800	20,800	Coca-Cola Enterprises, Inc.	$—	$484,848	$484,848

			Brokers - 3.3%
—	11,000	11,000	Bear Stearns Cos., Inc.	—	966,240	966,240
—	6,000	6,000	Goldman Sachs Group, Inc.	—	635,220	635,220
37,400	—	37,400	Lehman Brothers Holdings, Inc.	3,242,954	—	3,242,954
108,976	24,900	133,876	Merrill Lynch & Co., Inc.	6,670,421	1,524,129	8,194,550
38,500	18,200	56,700	Morgan Stanley	2,300,760	1,087,632	3,388,392

				12,214,135	4,213,221	16,427,356

			Chemicals - 2.5%
60,200	17,500	77,700	E.I. du Pont de Nemours & Co.	2,714,418	789,075	3,503,493
111,100	10,800	121,900	Monsanto Co.	3,670,744	356,832	4,027,576
108,640	—	108,640	Praxair, Inc.	3,945,805	—	3,945,805
—	24,700	24,700	Rohm & Haas Co.	—	981,825	981,825

				10,330,967	2,127,732	12,458,699

			Computer Hardware - 1.4%
43,730	—	43,730	CDW Corp.	3,025,241	—	3,025,241
185,891	—	185,891	Hewlett-Packard Co.	4,221,585	—	4,221,585

				7,246,826	—	7,246,826

			Computer Software - 3.1%
215,571	—	215,571	Activision, Inc.	4,529,147	—	4,529,147
—	31,000	31,000	Amdocs Ltd.	—	864,280	864,280
—	17,200	17,200	Check Point Software Technologies Ltd.	—	395,944	395,944
33,400	5,400	38,800	International Business Machines Corp.	3,223,100	521,100	3,744,200
—	28,600	28,600	Maxtor Corp.	—	293,150	293,150
176,600	21,000	197,600	Microsoft Corp.	4,679,900	556,500	5,236,400
—	48,200	48,200	Siebel Systems, Inc.	—	629,492	629,492

				12,432,147	3,260,466	15,692,613

			Defense/Aerospace - 2.0%
44,235	—	44,235	General Dynamics Corp.	4,074,928	—	4,074,928
—	12,000	12,000	Goodrich (B.F.) Co.	—	353,880	353,880
—	16,200	16,200	Lockheed Martin Corp.	—	749,736	749,736
45,125	7,000	52,125	United Technologies Corp.	4,156,464	644,770	4,801,234

				8,231,392	1,748,386	9,979,778

			Diversified Energy - 0.5%
254,900	—	254,900	The Williams Companies, Inc.	2,413,903	—	2,413,903

			Drugs - 2.8%
50,000	—	50,000	Johnson & Johnson	2,695,500	—	2,695,500
202,800	35,000	237,800	Pfizer, Inc.	7,432,620	1,282,750	8,715,370
63,900	—	63,900	Wyeth	2,524,050	—	2,524,050

				12,652,170	1,282,750	13,934,920

			Electrical Utilities - 4.9%
40,900	—	40,900	Dominion Resources, Inc.	2,569,747	—	2,569,747
128,028	—	128,028	Entergy Corp.	7,590,780	—	7,590,780
91,458	14,600	106,058	Exelon Corp.	6,140,490	980,244	7,120,734
79,002	—	79,002	FirstEnergy Corp.	3,051,847	—	3,051,847
—	10,500	10,500	FPL Group, Inc.	—	689,325	689,325
78,800	—	78,800	PPL Corp.	3,666,564	—	3,666,564
—	5,500	5,500	Questar Corp.	—	197,175	197,175

				23,019,428	1,866,744	24,886,172

			Electrical Equipment & Services- 0.4%
—	15,100	15,100	Emerson Electric Co.	—	943,448	943,448
—	19,000	19,000	Nabors Industries Ltd.	—	899,650	899,650

				—	1,843,098	1,843,098

Shares			Description	Value
GS Large	Golden				Golden	Pro Forma
Cap Value	Oak Value	Pro Forma		GS Large Cap	Oak Value	Combined
Fund	Portfolio	Combined Fund		Value Fund	Portfolio	Fund
			Common Stocks (continued) Energy Resources - 10.1%
167,700	—	167,700	Burlington Resources, Inc.	9,817,158	—	9,817,158
—	43,000	43,000	Chesapeake Energy Corp.	—	551,260	551,260
71,230	20,000	91,230	ChevronTexaco Corp.	6,293,170	1,767,000	8,060,170
173,910	20,000	193,910	ConocoPhillips	11,977,182	1,377,400	13,354,582
301,492	53,000	354,492	Exxon Mobil Corp.	12,713,918	2,235,010	14,948,928
—	17,900	17,900	Marathon Oil Corp.	—	629,006	629,006
93,300	—	93,300	Occidental Petroleum Corp.	4,142,520	—	4,142,520

				44,943,948	6,559,676	51,503,624

			Environmental & Other Services - 0.6%
105,250	—	105,250	Waste Management, Inc.	2,999,625	—	2,999,625

			Food & Beverage - 1.2%
73,521	—	73,521	H.J. Heinz Co.	2,809,237	—	2,809,237
89,400	—	89,400	Kraft Foods, Inc.	3,020,826	—	3,020,826

				5,830,063	—	5,830,063

			Food & Staples Retailing - 0.3%
—	18,700	18,700	Costco Wholesale Corp.	—	727,991	727,991
—	23,700	23,700	CVS Corp.	—	888,750	888,750

				—	1,616,741	1,616,741

			Health Care Providers & Services - 1.5%
70,700	—	70,700	Aetna, Inc.	5,711,853	—	5,711,853
—	8,000	8,000	Anthem, Inc.	—	687,600	687,600
—	17,700	17,700	PacifiCare Health Systems, Inc.	—	631,890	631,890
—	7,000	7,000	Quest Diagnostic, Inc.	—	580,090	580,090
—	3,300	3,300	UnitedHealth Group, Inc.	—	204,600	204,600

				5,711,853	2,104,180	7,816,033

			Home Products - 4.0%
90,400	—	90,400	Avon Products, Inc.	6,382,240	—	6,382,240
—	35,500	35,500	Black & Decker Corp.	—	1,829,670	1,829,670
—	17,500	17,500	Kimberly-Clark Corp.	—	1,131,900	1,131,900
51,300	—	51,300	The Clorox Co.	2,516,778	—	2,516,778
77,585	3,900	81,485	The Procter & Gamble Co.	7,953,238	399,789	8,353,027

				16,852,256	3,361,359	20,213,615

			Hotel & Leisure - 0.6%
56,025	—	56,025	Harrah’s Entertainment, Inc.	2,910,499	—	2,910,499

—	—
—	—		Information Services - 0.5%
116,746	—	116,746	Accenture Ltd.	2,696,833	—	2,696,833

			Large Banks - 14.9%
—	9,600	9,600	American Express Co.	—	512,832	512,832
130,760	38,000	168,760	Bank of America Corp.	10,711,859	3,112,960	13,824,819
366,542	71,833	438,375	Citigroup, Inc.	18,422,401	3,610,327	22,032,728
121,700	—	121,700	FleetBoston Financial Corp.	5,480,151	—	5,480,151
212,520	62,000	274,520	J.P. Morgan Chase & Co.	8,717,571	2,543,240	11,260,811
—	40,000	40,000	MBNA Corp.	—	1,093,200	1,093,200
—	22,500	22,500	National City Corp.	—	803,250	803,250
211,357	—	211,357	U.S. Bancorp	6,030,015	—	6,030,015
67,925	59,700	127,625	Wachovia Corp.	3,258,362	2,863,809	6,122,171
147,692	—	147,692	Wells Fargo & Co.	8,470,136	—	8,470,136

				61,090,495	14,539,618	75,630,113

			Leisure Equipment & Products - 0.2%
—	38,800	38,800	Hasbro, Inc.	—	848,556	848,556

			Life Insurance - 1.2%
—	15,496	15,496	Lincoln National Corp.	—	719,479	719,479
136,225	—	136,225	MetLife, Inc.	4,788,309	—	4,788,309
—	9,100	9,100	SAFECO Corp.	—	409,500	409,500

				4,788,309	1,128,979	5,917,288

			Machinery - 0.2%
—	20,500	20,500	Pall Corp.	—	536,485	536,485
—	12,100	12,100	SPX Corp.	—	508,200	508,200

				—	1,044,685	1,044,685

			Media - 6.2%
188,465	—	188,465	Fox Entertainment Group, Inc.	5,469,254	—	5,469,254
145,087	—	145,087	Hughes Electronics Corp.	2,515,809	—	2,515,809
165,953	—	165,953	Lamar Advertising Co.	6,588,334	—	6,588,334
—	29,000	29,000	The Walt Disney Company	—	769,370	769,370
702,500	26,400	728,900	Time Warner, Inc.	12,118,125	455,400	12,573,525
93,400	—	93,400	Viacom, Inc. Class B	3,592,164	—	3,592,164

				30,283,686	1,224,770	31,508,456

Shares			Description	Value
GS Large	Golden				Golden	Pro Forma
Cap Value	Oak Value	Pro Forma		GS Large Cap	Oak Value	Combined
Fund	Portfolio	Combined Fund		Value Fund	Portfolio	Fund
			Common Stocks (continued)
			Medical Products - 1.1%
185,700	—	185,700	Baxter International, Inc.	5,407,584		5,407,584

			Metals & Mining - 0.8%
—	49,200	49,200	Alcoa, Inc.	—	1,843,524	1,843,524
—	25,000	25,000	International Steel Group, Inc.	—	980,250	980,250
—	8,300	8,300	Newmont Mining Corp.	—	360,635	360,635
—	10,300	10,300	Phelps Dodge Corp.	—	888,478	888,478

				—	4,072,887	4,072,887

			Motor Vehicles - 0.9%
99,110	—	99,110	Autoliv, Inc.	4,398,502	—	4,398,502

			Paper & Packaging - 0.5%
54,868	—	54,868	Bowater, Inc.	2,518,441	—	2,518,441

			Parts & Equipment - 4.5%
40,325	—	40,325	American Standard Companies,Inc.	4,393,812	—	4,393,812
99,600	—	99,600	Eaton Corp.	5,830,584	—	5,830,584
—	37,300	37,300	Ford Motor Co.	—	512,875	512,875
83,600	29,000	112,600	General Electric Co.	2,718,672	943,080	3,661,752
—	19,300	19,300	Textron, Inc.	—	1,068,062	1,068,062
261,900	—	261,900	Tyco International Ltd.	7,482,483	—	7,482,483

				20,425,551	2,524,017	22,949,568

			Property Insurance - 6.0%
74,400	19,300	93,700	American International Group, Inc.	5,505,600	1,428,200	6,933,800
68,015	—	68,015	PartnerRe Ltd.	3,757,149	—	3,757,149
157,701	—	157,701	RenaissanceRe Holdings Ltd. Series B	8,350,268	—	8,350,268
47,600	—	47,600	The Allstate Corp.	2,171,988	—	2,171,988
106,700	—	106,700	Willis Group Holdings Ltd.	4,091,945	—	4,091,945
72,538	—	72,538	XL Capital Ltd.	5,560,763	—	5,560,763

				29,437,713	1,428,200	30,865,913

			Regional Banks - 2.5%
204,190	—	204,190	KeyCorp	6,619,840	—	6,619,840
65,130	—	65,130	M&T Bank Corp.	6,255,736	—	6,255,736

				12,875,576	—	12,875,576

			REITs - 2.3%
—	58,700	58,700	Friedman, Billings, Ramsey Group, Inc., Class A	—	1,562,594	1,562,594
115,130	—	115,130	iStar Financial, Inc.	4,818,190	—	4,818,190
72,275	—	72,275	Liberty Property Trust	3,055,787	—	3,055,787
75,774	—	75,774	Plum Creek Timber Co., Inc.	2,364,907	—	2,364,907

				10,238,884	1,562,594	11,801,478

			Retail Apparel - 2.3%
120,200	—	120,200	J. C. Penney Co., Inc.	3,710,574	—	3,710,574
—	32,500	32,500	May Department Stores Co.	—	1,144,650	1,144,650
188,100	—	188,100	The Home Depot, Inc.	6,829,911	—	6,829,911

				10,540,485	1,144,650	11,685,135

			Restaurants - 0.3%
—	45,500	45,500	McDonald’s Corp.	—	1,287,650	1,287,650

			Semiconductor Equipment & Products - 0.4%
—	190,000	190,000	Agere Systems, Inc., Class A	—	737,200	737,200
—	27,900	27,900	Intel Corp.	—	815,517	815,517
—	20,000	20,000	Teradyne, Inc.	—	493,000	493,000

				—	2,045,717	2,045,717

			Specialty Financials - 3.9%
69,270	—	69,270	Countrywide Financial Corp.	6,347,210	—	6,347,210
—	7,200	7,200	Federal National Mortgage Association	—	539,280	539,280
118,328	—	118,328	Freddie Mac	7,326,870	—	7,326,870
—	16,000	16,000	Greenpoint Financial Corp.	—	697,920	697,920
—	5,300	5,300	MGIC Investment Corp.	—	350,754	350,754
66,906	—	66,906	SLM Corp.	2,802,692	—	2,802,692
—	67,000	67,000	Sovereign Bancorp, Inc.	—	1,484,050	1,484,050

				16,476,772	3,072,004	19,548,776

			Specialty Retail- 0.6%
—	30,700	30,700	Gap (The), Inc.	—	638,560	638,560
—	48,100	48,100	Limited, Inc.	—	949,975	949,975
—	22,700	22,700	Radioshack Corp.	—	784,512	784,512
—	23,000	23,000	Staples, Inc.	—	603,060	603,060

				—	2,976,107	2,976,107

			Telecommunications Equipment - 1.1%
—	25,900	25,900	Andrew Corp.	—	461,538	461,538
—	67,000	67,000	Corning, Inc.	—	840,850	840,850
—	112,400	112,400	Lucent Technologies, Inc.	—	470,956	470,956
439,100	—	439,100	Nortel Networks Corp.	3,504,018	—	3,504,018
—	4,900	4,900	Polycom, Inc.	—	108,143	108,143

				3,504,018	1,881,487	5,385,505

Shares			Description	Value
GS Large	Golden				Golden	Pro Forma
Cap Value	Oak Value	Pro Forma		GS Large Cap	Oak Value	Combined
Fund	Portfolio	Combined Fund		Value Fund	Portfolio	Fund
			Common Stocks (continued)
			Telephone - 3.2%
—	59,300	59,300	BellSouth Corp.	—	1,634,308	1,634,308
106,795	—	106,795	SBC Communications, Inc.	2,564,148	—	2,564,148
248,800	57,000	305,800	Verizon Communications, Inc.	9,536,504	2,184,810	11,721,314

				12,100,652	3,819,118	15,919,770

			Tobacco - 2.3%
176,203	22,700	198,903	Altria Group, Inc.	10,140,483	1,306,385	11,446,868

			Transports - 0.5%
—	63,100	63,100	AMR Corp.	—	959,120	959,120
132,300	—	132,300	Southwest Airlines Co.	1,827,063	—	1,827,063

				1,827,063	959,120	2,786,183

			Trust/Processors - 0.8%
—	14,800	14,800	State Street Corp.	—	795,204	795,204
99,400	—	99,400	The Bank of New York Co., Inc.	3,280,200	—	3,280,200

				3,280,200	795,204	4,075,404

			Wireless - 0.9%
317,444	—	317,444	AT&T Wireless Services, Inc.	4,310,889	—	4,310,889

			TOTAL COMMON STOCKS	$414,131,348	$78,130,949	$492,262,297
			(Cost $404,374,275)

			Mutual Fund - 0.3%
—	1,445,804	1,445,804	Federated Prime Value Obligations Fund, Series IS	$—	$1,445,804	$1,445,804
			(Cost $1,445,804)

			Joint Repurchase Agreement - 4.1%
			Joint Repurchase Agreement Account II 1.07% 03/01/2004 Dated: February 29, 2004 Maturity Value $21,001,869 Collateralized by Federal Agency Obligations
21,000,000	—	21,000,000	(Cost $21,000,000)	$21,000,000	$—	$21,000,000

			TOTAL INVESTMENTS
			(Cost $426,820,079)	$435,131,348	$79,576,753	$514,708,101

     The Percentage shown for each category reflects the value of investments in that category as a percentage of net assets.

Pro Forma Combined Statement of Assets and Liabilities
for the Goldman Sachs Large Cap Value Fund and the Golden Oak Value Portfolio
February 29, 2004 (Unaudited)

	Goldman Sachs
	Large Cap Value	Golden Oak			Pro Forma
	Fund	Value Portfolio	Adjustments		Combined Fund
Assets:
Investment in securities, at value (identified cost $359,132,231, $67,687,848 and $426,820,079, respectively)	$435,131,348	$79,576,753	$—		$514,708,101
Cash	29,316	—	—		29,316
Receivables:
Investment securities sold	11,732,759	902,265	—		12,635,024
Fund shares sold	3,223,333	—	—		3,223,333
Dividends and Interest	803,237	135,740	—		938,977
Reimbursement from Adviser	24,820	—	—		24,820
Other assets	22,522	—	—		22,522

Total assets	450,967,335	80,614,758	—		531,582,093

Liabilities:
Payables:
Investment securities purchased	24,090,808	411,953	—		24,502,761
Fund shares repurchased	1,115,468	—	—		1,115,468
Amounts owed to affiliates	373,313	56,672	(56,672	) (b)	373,313
Accrued expenses and other liabilities	86,608	15,518	56,672	(b)	158,798

Total liabilities	25,666,197	484,143	—		26,150,340

Net Assets:
Paid in capital	382,473,791	73,091,876	—		455,565,667
Accumulated undistributed net investment income	558,286	145,317	—		703,603
Accumulated net realized loss on investment transactions	(33,730,056)	(4,995,483)	—		(38,725,539)
Net unrealized gain on investments	75,999,117	11,888,905	—		87,888,022

Net Assets	$425,301,138	$80,130,615	—		$505,431,753

Net Asset Value, offering and redemption price per share: (a)
Class A	$11.61	$8.81	$—		$11.61
Class B	$11.40	$—	$—		$11.40
Class C	$11.39	$—	$—		$11.39
Institutional	$11.69	$8.85	$—		$11.69
Service	$11.62	$—	$—		$11.62

Shares Outstanding:
Class A	23,858,707	826,677	(199,449	) (c)	24,485,935
Class B	1,447,091	—	—		1,447,091
Class C	1,172,982	—	—		1,172,982
Institutional	10,134,331	8,227,283	(1,995,590	) (c)	16,366,024
Service	4,589	—	—		4,589

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	36,617,700	9,053,960	(2,195,039	) (c)	43,476,621

(a)	Maximum public offering price per share for Class A Shares of the Goldman Sachs Large Cap Value Fund and Golden Oak Value Portfolio is $12.29 (NAV per share multiplied by 1.0582) and $9.35 (NAV per share multiplied by 1.061), respectively. At redemption, Class B and Class C shares for the Goldman Sachs Large Cap Value Fund may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

(b)	Adjustment to reclass amount owed to affiliates of Golden Oak Value Portfolio.

(c)	Adjustment to reflect reduction of shares based on Goldman Sachs Large Cap Value Fund NAV.

Pro Forma Combined Statement of Operations
for the Goldman Sachs Large Cap Value Fund and the Golden Oak Value Portfolio
For the Twelve Months Ended February 29, 2004 (Unaudited)

	Goldman Sachs
	Large Cap Value	Golden Oak			Pro Forma
	Fund	Value Portfolio	Adjustments		Combined Fund
Investment Income:
Dividends (net of taxes of $4,818, $2,757 and $7,575, respectively)	$7,498,269	$1,523,674	$—		$9,021,943
Interest (including securities lending income of $1,272, $0 and $1,272, respectively)	83,442	8,621	—		92,063

Total income	7,581,711	1,532,295	—		9,114,006
Expenses:
Management fees	2,621,736	559,569	5,220	(a)	3,186,525
Administrative fees	—	130,442	(130,442	) (b)	—
Distribution and Service fees	806,560	16,997	—		823,557
Transfer Agent fees	518,611	32,134	7,986	(c)	558,731
Custody and accounting fees	123,564	43,550	(32,114	) (c)	135,000
Printing fees	64,266	2,611	(877	) (c)	66,000
Registration fees	75,897	32,593	(30,490	) (c)	78,000
Audit fees	23,204	13,428	(12,632	) (c)	24,000
Legal fees	20,923	2,985	(2,908	) (c)	21,000
Trustee fees	11,428	1,234	(1,162	) (c)	11,500
Service share fee	107	—	—		107
Insurance expense	5,378	8,839	(8,217	) (c)	6,000
Other	56,880	751	1,369	(c)	59,000

Total expenses	4,328,554	845,133	(204,267)		4,969,420
Less — expense reductions	(158,431)	(2,735)	32,583	(d)	(128,583)

Net Expenses	4,170,123	842,398	(171,684)		4,840,837

Net Investment Income	3,411,588	689,897	171,684		4,273,169

Realized and unrealized gain (loss) on investment transactions:
Net realized gain (loss) from:
Investment transactions	11,999,020	9,751,939	—		21,750,959
Foreign currency related transactions	(164)	—	—		(164)
Net change in unrealized gain on investments	96,000,577	16,430,967	—		112,431,544

Net realized and unrealized gain on investment transactions	107,999,433	26,182,906	—		134,182,339

Net Increase in Net Assets Resulting from Operations	$111,411,021	$26,872,803	$171,684		$138,455,508

(a)	Adjustment to reflect higher Advisory fee rate for the Goldman Sachs Large Cap Value Fund.

(b)	Adjustment to eliminate Administrative fee. Goldman Sachs Large Cap Value Fund does not charge a separate Administrative Fee.

(c)	Adjustments to reflect the anticipated savings as a result of consolidation of printing, custody and accounting, and other services.

(d)	Adjustment to reflect decrease in expense reduction based on Goldman Sachs Large Cap Value Fund current expense cap.

GOLDMAN SACHS LARGE CAP VALUE FUND

Notes to Financial Statements

February 29, 2004 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end, management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund, (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. securities exchange or the NASDAQ are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed to be inaccurate by the Investment Adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes and reclaims where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of the class.

C. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute the year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or from paid-in capital, depending on the type of book/tax differences that may exist.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to its Service and Shareholder Administration Plans. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees.

GOLDMAN SACHS LARGE CAP VALUE FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted the business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/depreciation on foreign currency related transactions.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

G. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

GOLDMAN SACHS LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

February 29, 2004 (Unaudited)

3. AGREEMENTS

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”) serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.

     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the investment adviser is entitled to a fee, (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage commissions, litigation, Service Share fees, indemnification costs, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.

     For the twelve months ended February 29, 2004, the Fund’s Management Fees and other expense limitations as an annual percentage rate of average daily net assets are as follows:

		Other
	Management	Expense
Fund	Fee	Limit
Large Cap Value	0.75%	0.064%

     The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on the annual basis, 0.25% of the Fund’s average daily net assets attributable to Class B or Class C Shares.

     Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the twelve months ended February 29, 2004, Goldman Sachs advised the Fund that it retained approximately the following amounts:

	Sales Load	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Large Cap Value	$328,500	$200	$—

     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

     The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to, on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net asset value of the Service Shares.

GOLDMAN SACHS LARGE CAP VALUE FUND

3. AGREEMENTS (continued)

     For the twelve months ended February 29, 2004, the Fund’s investment adviser has voluntarily agreed to reimburse certain expenses. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the twelve months, ended February 29, 2004, expense reductions were (in thousands):

Fund	Reimbursement
Large Cap Value	$129

     At February 29, 2004, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total
Large Cap Value	$247	$77	$49	$373

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the twelve months ended February 29, 2004, were as follows:

Fund	Purchases	Sales and Maturities
Large Cap Value	$246,432,757	$221,586,056

     For the twelve months ended February 29, 2004, Goldman Sachs earned approximately $49,000 in brokerage commissions from portfolio transactions executed on behalf of the Large Cap Value Fund.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend their securities through their securities lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.

     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amounts earned by the Fund for the twelve months ended February 29, 2004, are reported parenthetically on the Statements of Operations. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c) (7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

     As of February 29, 2004, the Fund had no securities out on loan.

GOLDMAN SACHS LARGE CAP VALUE FUND

Notes to Financial Statements (continued)
February 29, 2004 (Unaudited)

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal Fund rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the twelve months ended February 29, 2004, the Fund did not have any borrowings under this facility.

7. JOINT REPURCHASE AGREEMENT ACCOUNT

Pursuant to exemptive relief granted by the SEC, and the terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

     At February 29, 2004, the Large Cap Value Fund had undivided interests in the following Joint Repurchase Agreement Account II which equaled $21,000,000 in principal amount. At February 29, 2004, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value
Bank of America Securities LLC	$1,550,000,000	1.07%	03/01/2004	$1,550,138,208
Deutsche Bank Securities, Inc.	600,000,000	1.06	03/01/2004	600,053,000
Greenwich Capital Markets	500,000,000	1.06	03/01/2004	500,044,167
J.P. Morgan Chase & Co.	523,600,000	1.08	03/01/2004	523,647,124
Lehman Brothers	500,000,000	1.08	03/01/2004	500,045,000
Morgan Stanley	400,000,000	1.08	03/01/2004	400,036,000
UBS LLC	200,000,000	1.07	03/01/2004	200,017,833
UBS LLC	1,400,000,000	1.06	03/01/2004	1,400,123,666
Westdeutsche Landesbank AG	550,000,000	1.07	03/01/2004	550,049,042
TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II	$6,223,600,000			$6,224,154,040

8. OTHER MATTERS

At February 29, 2004, Goldman, Sachs & Co. Employees Profit Sharing Master Trust was the beneficial owner of approximately 5% of the outstanding shares of the Large Cap Value Fund.

9. SUBSEQUENT EVENTS

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004, in the United States District Court for the Southern District of New York against GSAM and certain related parties, including certain Goldman Sachs Fund and the Trustees and Officers of the Trust. The action alleges violations of the Act, the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004, (the “Class Period”), GSAM charged the Goldman Sachs Fund improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Fund; and made untrue statements of material fact in registration statements and reports filed pursuant to the Act. Based on currently available information, GSAM believes that the likelihood that the purported class action lawsuit will have a material adverse impact on the Fund is remote, and the pending action is not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

Pro Forma Combined Portfolio of Investments for the Goldman Sachs CORE International Equity Fund and the Golden Oak International Equity Portfolio
February 29, 2004 (Unaudited)

Shares			Description	Value
CORE	Golden Oak			CORE	Golden Oak
International	International	Pro Forma		International	International	Pro Forma
Equity Fund	Equity Portfolio	Combined Fund		Equity Fund	Equity Portfolio	Combined Fund
			Common Stocks— 97.5%
			Australia — 1.5%
2,823	—	2,823	Ansell Ltd.	$15,290	$—	$15,290
25,263	—	25,263	Australia & New Zealand Banking Group Ltd.	350,562	—	350,562
49,232	—	49,232	BHP Ltd.	468,093	—	468,093
19,044	—	19,044	BlueScope Steel Ltd.	87,172	—	87,172
25,179	—	25,179	Boral Ltd.	119,424	—	119,424
11,234	—	11,234	Brambles Industries Ltd.	46,321	—	46,321
97	—	97	Coca-Cola Amatil Ltd.	495	—	495
3,131	—	3,131	Coles Myer Ltd.	18,810	—	18,810
4,706	—	4,706	Commonwealth Bank of Australia	115,345	—	115,345
50,664	—	50,664	Deutsche Office Trust	43,519	—	43,519
102,700	—	102,700	Futuris Corp. Ltd.	134,966	—	134,966
77,400	—	77,400	General Property Trust	178,540	—	178,540
—	41,029	41,029	Ici Australia	—	437,168	437,168
14,196	—	14,196	Insurance Australia Group Ltd.	49,417	—	49,417
75,021	—	75,021	John Fairfax Holdings Ltd.	196,683	—	196,683
—	85,120	85,120	Lend Lease Corp. Ltd.	—	650,176	650,176
2,691	—	2,691	Macquarie Bank Ltd.	69,027	—	69,027
19,118	—	19,118	Mirvac Group	68,255	—	68,255
10,047	—	10,047	National Australia Bank Ltd.	240,249	—	240,249
19,412	—	19,412	Orica Ltd.	207,524	—	207,524
39,265	—	39,265	Origin Energy Ltd.	170,328	—	170,328
—	183,862	183,862	Promina Group Ltd.	—	500,762	500,762
30,855	—	30,855	Publishing & Broadcasting Ltd.	295,627	—	295,627
49,575	—	49,575	QBE Insurance Group Ltd.	423,499	—	423,499
6,448	—	6,448	Rio Tinto Ltd.	180,298	—	180,298
7,046	—	7,046	Sonic Healthcare Ltd.	43,579	—	43,579
111,424	—	111,424	Telstra Corp. Ltd.	411,358	—	411,358
5,751	—	5,751	The News Corp. Ltd.	53,866	—	53,866
4,191	—	4,191	Wesfarmers Ltd.	88,923	—	88,923
48,356	—	48,356	Westpac Banking Corp. Ltd.	628,853	—	628,853
23,055	34,000	57,055	WMC Resources Ltd.	93,232	137,197	230,429

				4,799,257	1,725,303	6,524,560

			Belgium — 2.5%
10,387	—	10,387	Colruyt NV	1,185,037	—	1,185,037
70,588	—	70,588	Delhaize Group	3,843,970	—	3,843,970
24,739	—	24,739	Dexia	457,357	—	457,357
762	—	762	Electrabel SA	253,110	—	253,110
83,551	—	83,551	Fortis	1,928,774	—	1,928,774
1,978	—	1,978	S.A. D’ Ieteren NV	412,767	—	412,767
61,420	—	61,420	UCB SA	2,275,694	—	2,275,694
—	7,000	7,000	Umicore	—	469,853	469,853

				10,356,709	469,853	10,826,562

			Bermuda — 0.0%
—	3,000	3,000	Ports Design Ltd.	—	6,272	6,272

			Brazil — 0.2%
—	17,500	17,500	Petroleo Brasileiro SA, ADR	—	491,750	491,750
—	11,254	11,254	Companhia Vale Do Rio Doce, ADR	—	559,887	559,887

				—	1,051,637	1,051,637

			Canada — 0.2%
—	30,259	30,259	Suncor Energy, Inc.	—	785,036	785,036

			China — 0.2%
—	1,700,000	1,700,000	Harbin Power Equipment Co. Ltd., Class H	—	518,672	518,672
—	400,000	400,000	Tsingtao Brewery Co. Ltd.	—	488,162	488,162

				—	1,006,834	1,006,834

			Finland— 0.6%
30,500	—	30,500	Kesko Oyj Series B	612,837	—	612,837
27,400	50,945	78,345	Nokia Oyj	597,910	1,117,446	1,715,356
10,350	—	10,350	Pohjola Group PLC	289,059	—	289,059

				1,499,806	1,117,446	2,617,252

			France — 7.1%
2,353	—	2,353	Air France	48,429	—	48,429
—	38,436	38,436	AXA	—	883,716	883,716
71,956	14,341	86,297	BNP Paribas SA	4,561,347	907,283	5,468,630
1,265	—	1,265	Casino Guichard-Perrachon SA	125,629	—	125,629
10,544	—	10,544	CNP Assurances	611,417	—	611,417
—	13,785	13,785	Compagnie de St. Gobain	—	724,613	724,613
—	10,860	10,860	Essilor International SA	—	623,554	623,554
54,627	—	54,627	European Aeronautic Defense and Space Co.	1,271,392	—	1,271,392
103,160	—	103,160	France Telecom SA	2,847,370	—	2,847,370
—	10,822	10,822	Lafarge SA	—	933,068	933,068
91,873	—	91,873	Renault SA	6,403,503	—	6,403,503
1,107	—	1,107	Societe BIC SA	47,915	—	47,915
34,600	—	34,600	Societe Generale	3,080,847	—	3,080,847
25,430	—	25,430	Total SA	4,674,656	—	4,674,656
22,937	—	22,937	Vinci SA	2,097,493	—	2,097,493
—	44,265	44,265	Vivendi Universal SA	—	1,269,416	1,269,416

				25,769,998	5,341,650	31,111,648

Shares			Description	Value
CORE	Golden Oak			CORE	Golden Oak
International	International	Pro Forma		International	International	Pro Forma
Equity Fund	Equity Portfolio	Combined Fund		Equity Fund	Equity Portfolio	Combined Fund
			Common Stocks (Continued)
			Germany — 11.8%
42,619	8,922	51,541	Allianz AG	5,318,006	1,112,916	6,430,922
51,245	—	51,245	Bayer AG	1,456,582	—	1,456,582
100,846	—	100,846	Continental AG	4,136,663	—	4,136,663
—	9,504	9,504	Deutsche Boerse AG	—	547,351	547,351
175,782	—	175,782	Deutsche Lufthansa AG	3,149,073	—	3,149,073
46,900	—	46,900	Deutsche Post AG	1,116,828	—	1,116,828
413,450	—	413,450	Deutsche Telekom AG	8,103,891	—	8,103,891
41,608	—	41,608	E.On AG	2,825,669	—	2,825,669
30,789	—	30,789	Merck KGaA	1,360,297	—	1,360,297
43,338	—	43,338	Metro AG	1,940,032	—	1,940,032
188,172	—	188,172	RWE AG	8,309,039	—	8,309,039
119,055	—	119,055	Siemens AG	9,216,273	—	9,216,273
153,196	—	153,196	ThyssenKrupp AG	2,974,172	—	2,974,172

				49,906,525	1,660,267	51,566,793

			Greece — 0.4%
—	26,130	26,130	EFG Eurobank	—	539,660	539,660
—	33,882	33,882	Greek Organization of Football Prognostics	—	627,255	627,255
—	20,000	20,000	Germanos S.A.	—	559,867	559,867

				—	1,726,782	1,726,782

			Hong Kong — 3.6%
24,500	—	24,500	ASM Pacific Technology Ltd.	112,246	—	112,246
355,385	—	355,385	Bank of East Asia Ltd.	1,155,157	—	1,155,157
411,500	—	411,500	Boc Hong Kong Holdings Ltd	841,114	—	841,114
208,000	—	208,000	Cathay Pacific Airways Ltd.	423,421	—	423,421
88,000	—	88,000	Cheung Kong (Holdings) Ltd.	839,861	—	839,861
—	180,800	180,800	China Merchants Holdings International Co. Ltd.	—	262,456	262,456
—	15,000	15,000	China Resources Power Holdings Co. Ltd.	—	8,430	8,430
216,500	—	216,500	CLP Holdings Ltd.	1,115,277	—	1,115,277
187,500	—	187,500	Esprit Holdings Ltd.	731,053	—	731,053
16,000	—	16,000	Giordano International Ltd.	9,660	—	9,660
292,000	—	292,000	Hang Lung Properties Ltd.	421,727	—	421,727
19,500	—	19,500	Hang Seng Bank Ltd.	276,672	—	276,672
165,500	—	165,500	Hongkong Electric Holdings Ltd.	710,038	—	710,038
18,000	—	18,000	Hopewell Holdings Ltd.	35,032	—	35,032
184,000	—	184,000	Hutchison Whampoa Ltd.	1,549,860	—	1,549,860
25,000	300,000	325,000	Hysan Development Co. Ltd.	47,022	564,598	611,620
50,000	—	50,000	New World Development Co. Ltd.	53,955	—	53,955
551,000	—	551,000	SmarTone Telecommunications Holdings Ltd.	633,512	—	633,512
257,000	50,000	307,000	Sun Hung Kai Properties Ltd.	2,526,012	491,374	3,017,386
95,000	101,000	196,000	Swire Pacific Ltd. Series A	664,927	713,616	1,378,543
81,000	—	81,000	Techtronic Industries Co. Ltd.	267,597	0	267,597
172,000	—	172,000	The Wharf (Holdings) Ltd.	536,481	—	536,481
—	315,000	315,000	Union Bank of Hong Kong Ltd.	—	501,779	501,779
139,000	—	139,000	Yue Yuen Industrial (Holdings) Ltd.	402,944	—	402,944

				13,353,568	2,542,253	15,895,821

			India — 0.0%
—	3,500	3,500	SAW Pipes Ltd.	—	19,912	19,912

			Indonesia — 0.1%
—	107,700	107,700	PT Indosat	—	232,469	232,469

			Italy — 0.2%
24,031	—	24,031	Enel S.p.A.	186,371	—	186,371
4,786	—	4,786	Gruppo Editoriale L’Espresso S.p.A.	29,625	—	29,625
10,250	—	10,250	Intesa Banca S.p.A.	29,062	—	29,062
31,978	—	31,978	Riunione Adriatica di Sicurta S.p.A.	581,431	—	581,431
4,759	—	4,759	SanPaolo IMI S.p.A	61,235	—	61,235

				887,724	—	887,724

			Japan — 25.3%
—	25,000	25,000	Aica Kogyo Co. Ltd.	—	237,332	237,332
12,000	—	12,000	Ajinomoto Co., Inc.	131,144	—	131,144
301,000	—	301,000	Alps Electric Co. Ltd.	3,945,396	—	3,945,396
55,100	—	55,100	Aoyama Trading Co., Ltd.	1,110,443	—	1,110,443
326,400	—	326,400	Asahi Breweries, Ltd.	3,206,181	—	3,206,181
154,000	—	154,000	Asahi Kasei Corp.	764,982	—	764,982
12,700	—	12,700	Autobacs Seven Co. Ltd.	319,142	—	319,142
31,200	—	31,200	Benesse Corp.	787,287	—	787,287
—	55,000	55,000	Calsonic Kansei Corp.	—	401,794	401,794
1,000	—	1,000	Casio Computer Co., Ltd.	10,355	—	10,355
60,900	—	60,900	Chubu Electric Power Co., Inc.	1,304,338	—	1,304,338
—	39,700	39,700	Chugai Pharmaceutical Co. Ltd.	—	585,496	585,496
204,000	—	204,000	Citizen Watch Co., Ltd.	1,785,115	—	1,785,115
21,700	—	21,700	Coca-Cola West Japan Co., Ltd.	465,823	—	465,823
128,100	—	128,100	Daito Trust Construction Co., Ltd.	4,442,258	—	4,442,258
—	30,000	30,000	Daiwa House Industry Co. Ltd.	—	296,883	296,883
7,000	—	7,000	Denki Kagaku Kogyo Kabushiki Kaisha	20,991	—	20,991
—	128	128	Dentsu, Inc.	—	650,341	650,341
346	—	346	East Japan Railway Co.	1,620,669	—	1,620,669
12,500	—	12,500	Eisai Co., Ltd.	340,189	—	340,189
87,000	—	87,000	Fuji Photo Film Co., Ltd.	2,693,619	—	2,693,619
40	—	40	Fuji Television Network, Inc.	176,510	—	176,510
416,000	—	416,000	Fujitsu Ltd.	2,507,746	—	2,507,746
43,000	—	43,000	Hankyu Department Stores, Inc.	330,358	—	330,358
49,000	—	49,000	Hino Motor, Ltd.	319,390	—	319,390
30,100	—	30,100	Hitachi Chemical Co. Ltd.	477,480	—	477,480
1,016,000	—	1,016,000	Hitachi Ltd.	6,630,740	—	6,630,740
46,000	—	46,000	Hokugin Financial Group, Inc.	58,534	—	58,534
—	17,000	17,000	Ito-Yokado Co. Ltd.	—	641,186	641,186
1,600	—	1,600	JFE Holdings, Inc.	40,544	—	40,544
4,000	—	4,000	JGC Corp.	40,123	—	40,123
39,000	—	39,000	Kirin Brewery Co., Ltd.	355,600	—	355,600
70,000	62,000	132,000	Komatsu Ltd.	426,004	376,875	802,879

Shares			Description	Value
CORE	Golden Oak			CORE	Golden Oak
International	International	Pro Forma		International	International	Pro Forma
Equity Fund	Equity Portfolio	Combined Fund		Equity Fund	Equity Portfolio	Combined Fund
			Common Stocks (Continued)
19,000	—	19,000	Koyo Seiko Co., Ltd.	186,452	—	186,452
19,000	—	19,000	Kuraray Co., Ltd.	150,525	—	150,525
7,600	—	7,600	Kurita Water Industries Ltd.	88,026	—	88,026
20,900	7,500	28,400	Kyocera Corp.	1,536,716	551,334	2,088,050
19,300	—	19,300	Kyushu Electric Power Co., Inc.	336,999	—	336,999
—	25,800	25,800	Marui Co.	—	380,263	380,263
2,000	43,000	45,000	Matsushita Electric Industrial Co., Ltd.	29,000	627,079	656,079
13,100	—	13,100	Meitec Corp.	464,725	—	464,725
—	47	47	Millea Holdings, Inc.	—	602,371	602,371
609,000	—	609,000	Mitsubishi Chemical Corp.	1,555,206	—	1,555,206
30,000	66,000	96,000	Mitsubishi Corp.	297,453	651,330	948,783
173,000	—	173,000	Mitsubishi Electric Corp.	832,773	—	832,773
215,000	—	215,000	Mitsubishi Rayon Co., Ltd.	747,652	—	747,652
141	—	141	Mitsubishi Tokyo Financial Group, Inc.	1,091,242	—	1,091,242
—	60	60	Mitsubishi Tokyo Financial Group, Inc.	—	461,391	461,391
—	46,000	46,000	Mitsui Fudosan Co.	—	490,173	490,173
144,000	—	144,000	Mitsui O.S.K. Lines, Ltd.	691,811	—	691,811
78,000	—	78,000	Mitsui Sumitomo Insurance Co., Ltd.	688,326	—	688,326
2,183	—	2,183	Mizuho Financial Group, Inc.	6,606,174	—	6,606,174
58,100	—	58,100	Namco Ltd.	1,436,291	—	1,436,291
20,000	—	20,000	NEC Corp.	146,864	—	146,864
62,000	—	62,000	Nippon Shokubai Co., Ltd.	429,661	—	429,661
745,000	—	745,000	Nippon Steel Corp.	1,459,466	—	1,459,466
1,377	—	1,377	Nippon Telephone & Telegraph Corp.	6,392,619	—	6,392,619
—	34,100	34,100	Nippon Thompson	—	211,340	211,340
204,800	—	204,800	Nissan Motor Co. Ltd.	2,266,427	—	2,266,427
—	8,400	8,400	Nitori Co.	—	509,837	509,837
—	43,000	43,000	Nsk	—	182,258	182,258
22,000	—	22,000	NTN Corp.	99,917	—	99,917
—	313	313	NTT DoCoMo, Inc.	—	650,442	650,442
—	108,000	108,000	Obayashi Corp.	—	495,336	495,336
404,000	—	404,000	Oji Paper Co., Ltd.	2,387,576	—	2,387,576
25,000	—	25,000	Olympus Optical Co., Ltd.	521,226	—	521,226
17,200	—	17,200	Omron Corp.	375,220	—	375,220
11,100	—	11,100	Orix Corp.	1,025,970	—	1,025,970
41,700	—	41,700	Pioneer Corp.	1,156,042	—	1,156,042
17,800	—	17,800	Promise Co. Ltd.	1,080,418	—	1,080,418
59,000	—	59,000	Sanden Corp.	353,340	—	353,340
24,500	—	24,500	Sankyo Co.	872,693	—	872,693
88,000	—	88,000	Sankyo Co., Ltd.	1,906,736	—	1,906,736
53,000	—	53,000	Seiko Epson Corp.	1,863,139	—	1,863,139
142,000	—	142,000	Seino Transportation Co., Ltd.	1,232,926	—	1,232,926
1,000	—	1,000	Sekisui House Ltd.	9,585	—	9,585
279,000	—	279,000	Sumitomo Corp.	2,179,407	—	2,179,407
230,000	—	230,000	Sumitomo Electric Industries, Ltd.	1,973,923	—	1,973,923
15	—	15	Sumitomo Mitsui Financial Group, Inc.	83,653	—	83,653
251,000	—	251,000	Taiheiyo Cement Corp.	635,790	—	635,790
59,000	—	59,000	Taisho Pharmaceutical Co., Ltd.	1,064,036	—	1,064,036
21,600	—	21,600	Takeda Chemical Industries Ltd.	892,616	—	892,616
27,330	—	27,330	Takefuji Corp.	1,957,705	—	1,957,705
700	—	700	TDK Corp.	48,937	—	48,937
2,000	—	2,000	Teijin Ltd.	5,906	—	5,906
50,000	—	50,000	The Bank of Yokohama Ltd.	209,128	—	209,128
27,700	—	27,700	Tohoku Electric Power Co., Inc.	465,057	—	465,057
14,400	—	14,400	Tokyo Broadcasting System, Inc.	234,964	—	234,964
400,000	—	400,000	Tokyo Gas Co., Ltd.	1,486,703	—	1,486,703
14,000	—	14,000	TonenGeneral Sekiyu K.K.	112,534	—	112,534
155,000	—	155,000	Toppan Printing Co., Ltd.	1,814,849	—	1,814,849
475,000	—	475,000	Toray Industries, Inc.	1,815,699	—	1,815,699
190,000	—	190,000	Tosho Corp.	663,199	—	663,199
77,000	—	77,000	Toyobo Co., Ltd.	168,141	—	168,141
—	24,500	24,500	Toyota Motor Corp.	—	845,562	845,562
214,100	—	214,100	Toyota Motor Corp.	7,399,203	—	7,399,203
—	97	97	UFJ Holdings, Inc.	—	435,117	435,117
34,000	—	34,000	UNY Co. Ltd.	382,809	—	382,809
161	—	161	West Japan Railway	587,010	—	587,010
87,100	—	87,100	Yamaha Corp.	1,617,529	—	1,617,529

				100,428,955	10,283,740	110,712,695

			Korea — 0.5%
—	24,000	24,000	Hanjin Shipping Co.	—	427,662	427,662
—	13,095	13,095	Kookmin Bank, ADR	—	543,835	543,835
—	10,000	10,000	LG Chem Ltd.	—	487,909	487,909
—	1,150	1,150	Samsung Electronics Co.	—	531,820	531,820

				—	1,991,226	1,991,226

			Netherlands —5.9%
152,812	—	152,812	ABN AMRO Holding NV	3,543,679	—	3,543,679
268,383	—	268,383	Aegon NV	3,955,506	—	3,955,506
—	77,593	77,593	Ahold NV	—	645,834	645,834
127,282	—	127,282	Akzo Nobel NV	4,920,074	—	4,920,074
15,524	30,186	45,710	ING Groep NV	379,807	739,100	1,118,907
102,385	—	102,385	Koninklijke (Royal) KPN NV	808,877	—	808,877
15,039	—	15,039	Koninklijke (Royal) Philips Electronics NV	457,271	—	457,271
—	30,981	30,981	Koninklijke KPN NV	—	244,761	244,761
44,355	—	44,355	Koninklijke Numico NV	1,463,486	—	1,463,486
97,084	—	97,084	Oce NV	1,875,159	—	1,875,159
	51,486	51,486	Reed Elsevier NV	—	707,181	707,181
86,079	—	86,079	Royal Dutch Petroleum Co.	4,274,224	—	4,274,224
	20,887	20,887	TPG NV	—	456,584	456,584
15,183	—	15,183	Unilever NV	1,100,098	—	1,100,098
4,589	—	4,589	Wereldhave NV	382,314	—	382,314

				23,160,495	2,793,460	25,953,955

Shares			Description	Value
CORE	Golden Oak			CORE	Golden Oak
International	International	Pro Forma		International	International	Pro Forma
Equity Fund	Equity Portfolio	Combined Fund		Equity Fund	Equity Portfolio	Combined Fund
			Common Stocks (Continued)
			Norway — 2.2%
34,400	—	34,400	Frontline Ltd.	1,101,121	—	1,101,121
65,540	—	65,540	Norsk Hydro ASA	4,722,479	—	4,722,479
31,600	—	31,600	Orkla ASA	897,179	—	897,179
8,400	—	8,400	Schibsted ASA	164,956	—	164,956
73,200	79,753	152,953	Statoil ASA	867,679	945,357	1,813,036
11,200	—	11,200	Storebrand ASA	76,003	—	76,003
92,400	—	92,400	Telenor ASA	632,607	—	632,607

				8,462,025	945,357	9,407,381

			Portugal — 0.2%
—	29,400	29,400	PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A.	—	675,961	675,961

			Russia — 0.1%
—	5,080	5,080	Mobile Telesystems, ADR	—	544,830	544,830

			Singapore — 4.3%
1,511,000	—	1,511,000	Capitaland Ltd.	1,593,566	—	1,593,566
323,000	—	323,000	Chartered Semiconductor Manufacturing Ltd.	323,500	—	323,500
68,850	—	68,850	Creative Technology Ltd.	721,815	—	721,815
175,000	—	175,000	Cycle & Carriage Ltd.	632,519	—	632,519
308,000	—	308,000	DBS Group Holdings Ltd.	2,664,290	—	2,664,290
83,500	—	83,500	Fraser & Neave Ltd.	696,753	—	696,753
221,000	199,800	420,800	Keppel Corp. Ltd.	948,024	857,082	1,805,106
106,000	—	106,000	Keppel Land Ltd.	119,595	—	119,595
333,000	—	333,000	Oversea-Chinese Banking Corp. Ltd.	2,488,456	—	2,488,456
7,000	—	7,000	Overseas Union Enterprise Ltd.	26,943	—	26,943
409,000	—	409,000	Parkway Holdings Ltd.	248,355	—	248,355
305,000	—	305,000	SembCorp Marine Ltd.	256,295	—	256,295
306,000	—	306,000	Singapore Airlines Ltd.	2,084,915	—	2,084,915
419,000	—	419,000	Singapore Exchange Ltd.	433,342	—	433,342
222,000	—	222,000	Singapore Post Ltd.	97,840	—	97,840
14,000	—	14,000	Singapore Press Holdings Ltd.	153,019	—	153,019
246,000	—	246,000	Singapore Technologies Engineering Ltd.	300,679	—	300,679
1,496,000	—	1,496,000	Singapore Telecommunications Ltd.	2,043,703	—	2,043,703
280,000	—	280,000	SMRT Corp. Ltd.	96,254	—	96,254
28,000	—	28,000	ST Assembly Test Services Ltd.	30,935	—	30,935
214,000	—	214,000	United Overseas Bank Ltd.	1,769,940	—	1,769,940
163,000	—	163,000	United Overseas Land Ltd.	196,391	—	196,391

				17,927,129	857,082	18,784,211

			Spain — 3.0%
—	17,698	17,698	Altadis SA	—	570,291	570,291
2	—	2	Antena 3 Television SA	89	—	89
—	59,213	59,213	Banco Bilbao Vizcaya Argentaria SA	—	817,735	817,735
312,511	—	312,511	Banco Santander Central Hispano SA	3,615,106	—	3,615,106
108,446	—	108,446	Corporacion Mapfre SA	1,594,719	—	1,594,719
—	32,236	32,236	Iberdrola SA	—	665,766	665,766
14,413	—	14,413	Iberia Lineas Aereas de Espana SA	50,104	—	50,104
28,967	—	28,967	Indra Sistemas SA	395,020	—	395,020
194,018	—	194,018	Repsol SA	3,993,744	—	3,993,744
9,193	—	9,193	Telefonica de Espana SA	149,642	—	149,642
—	70,888	70,888	Telefonica SA	—	1,152,712	1,152,712

				9,798,424	3,206,504	13,004,928

			Sweden — 2.3%
—	5,400	5,400	AB Lindex	—	158,454	158,454
21,000	—	21,000	Alfa Laval AB	282,713	—	282,713
—	13,544	13,544	Atlas Copco AB, Class A	—	485,843	485,843
3,500	—	3,500	Gambro AB	29,691	—	29,691
74,900	—	74,900	Gambro AB	625,479	—	625,479
8,000	—	8,000	Getinge AB Series B	85,935	—	85,935
472,500	—	472,500	Nordea Bank AB	3,281,924	—	3,281,924
30,000	—	30,000	OMHEX AB	470,435	—	470,435
17,500	—	17,500	SAS AB	161,354	—	161,354
—	37,167	37,167	Securitas AB, Class B	—	570,315	570,315
140,900	—	140,900	Skandinaviska Enskilda Banken AB	2,094,896	—	2,094,896
2,900	—	2,900	SKF AB	107,540	—	107,540
28,400	—	28,400	SSAB Svenskt Stal AB	512,242	—	512,242
302,000	—	302,000	Telefonaktiebolaget LM Ericsson Series B	874,412	—	874,412
3,600	—	3,600	Trelleborg AB Series B	66,171	—	66,171
3,200	—	3,200	Volvo AB	100,629	—	100,629

				8,693,421	1,214,612	9,908,033

			Switzerland — 2.6%
—	171,088	171,088	ABB Ltd.	—	1,038,739	1,038,739
36,213	—	36,213	Credit Suisse Group	1,322,282	—	1,322,282
55	—	55	Geberit AG	28,093	—	28,093
510	—	510	Kuoni Reisen Holding AG	186,831	—	186,831
49,273	—	49,273	Logitech International SA	2,369,918	—	2,369,918
—	16,221	16,221	Roche Holding AG	—	1,677,681	1,677,681
—	10,500	10,500	Saurer Ag	—	510,658	510,658
—	13,847	13,847	Syngenta AG	—	962,599	962,599
—	18,015	18,015	UBS AG	—	1,327,017	1,327,017
12,073	—	12,073	Zurich Financial Services AG	1,974,404	—	1,974,404

				5,881,528	5,516,695	11,398,222

			Taiwan — 0.1%
—	483,000	483,000	Taishin Financial Holdings Co.	—	440,147	440,147

			Thailand — 0.3%
—	140,000	140,000	Banpu Public Co. Ltd.	—	498,791	498,791
—	313,000	313,000	Kasikornbank PCL	—	406,235	406,235
—	65,900	65,900	Siam Cement Co. Ltd.	—	444,353	444,353

				—	1,349,379	1,349,379

Shares			Description	Value
CORE	Golden Oak			CORE	Golden Oak
International	International	Pro Forma		International	International	Pro Forma
Equity Fund	Equity Portfolio	Combined Fund		Equity Fund	Equity Portfolio	Combined Fund
			Common Stocks (Continued)
			United Kingdom — 22.55
206,980	—	206,980	Alliance Unichem PLC	2,064,374	—	2,064,374
—	26,000	26,000	Antofagasta Holdings PLC	—	590,658	590,658
34,742	—	34,742	AstraZeneca PLC	1,658,910	—	1,658,910
5,694	—	5,694	BAA PLC	55,521	—	55,521
1,173,032	—	1,173,032	Barclays PLC	10,587,236	—	10,587,236
81,305	—	81,305	BG Group PLC	478,811	—	478,811
403,412	—	403,412	BHP Billiton PLC	3,704,109	—	3,704,109
—	170,000	170,000	Bookham Technology PLC, ADR	—	425,000	425,000
819,950	186,958	1,006,908	BP PLC	6,632,852	1,504,085	8,136,937
31,456	—	31,456	BP PLC ADR	1,547,635	—	1,547,635
506,337	—	506,337	British Airways PLC	2,955,641	—	2,955,641
6,675	—	6,675	British American Tobacco PLC	101,941	—	101,941
5,974	—	5,974	British Land Co. PLC	71,691	—	71,691
—	58,270	58,270	British Sky Broadcasting Group PLC	—	781,037	781,037
896,135	—	896,135	BT Group PLC	2,944,911	—	2,944,911
58,285	—	58,285	Bunzl PLC	483,066	—	483,066
98,583	—	98,583	Cable & Wireless PLC	258,849	—	258,849
—	281,772	281,772	Centrica PLC	—	1,123,612	1,123,612
313,970	—	313,970	CGNU PLC	3,276,893	—	3,276,893
—	1,900	1,900	CSR PLC	—	8,477	8,477
58,700	—	58,700	De La Rue PLC	340,073	—	340,073
3,666	—	3,666	Diageo PLC	50,917	—	50,917
7,852	—	7,852	EMAP PLC	132,401	—	132,401
381,019	—	381,019	Firstgroup PLC	1,827,501	—	1,827,501
196,423	—	196,423	George Wimpey PLC	1,410,259	—	1,410,259
169,279	—	169,279	GKN PLC	859,351	—	859,351
58,079	53,411	111,490	GlaxoSmithKline PLC	2,475,327	1,113,083	3,588,410
68,426	—	68,426	GUS PLC	927,838	—	927,838
111,695	—	111,695	HBOS PLC	1,514,739	—	1,514,739
281,095	—	281,095	IMI PLC	1,840,654	—	1,840,654
438,021	—	438,021	ITV PLC	1,127,810	—	1,127,810
97,119	—	97,119	J Sainsbury PLC	539,597	—	539,597
15,400	—	15,400	Kelda Group PLC	127,687	—	127,687
210,276	149,942	360,218	Kingfisher PLC	1,165,965	834,856	2,000,821
54,610	—	54,610	Land Securities Group PLC	1,118,041	—	1,118,041
339,244	—	339,244	Lloyds TSB Group PLC	2,848,487	—	2,848,487
41,482	—	41,482	Man Group PLC	1,187,792	—	1,187,792
25,516	—	25,516	MFI Furniture Group PLC	70,086	—	70,086
—	615,605	615,605	MMO2 PLC	—	1,213,107	1,213,107
524,983	—	524,983	National Grid Transco PLC	4,214,588	—	4,214,588
62,495	—	62,495	Persimmon PLC	661,979	—	661,979
94,267	—	94,267	Provident Financial PLC	1,303,899	—	1,303,899
14,400	—	14,400	Prudential PLC	132,329	—	132,329
2,651	—	2,651	Reckitt Benckiser PLC	69,402	—	69,402
20,800	—	20,800	Rentokil Initial PLC	75,560	—	75,560
126,767	—	126,767	Reuters Group PLC	911,026	—	911,026
289,005	—	289,005	Rexam PLC	2,433,855	—	2,433,855
55,333	—	55,333	RMC Group PLC	711,053	—	711,053
—	43,768	43,768	Royal Bank of Scotland PLC, Edinburgh	—	1,386,492	1,386,492
459,648	—	459,648	SABMiller PLC	4,816,521	—	4,816,521
5,300	—	5,300	Safeway PLC	30,037	—	30,037
—	100,275	100,275	Scottish & Newcastle PLC	—	792,269	792,269
158,913	—	158,913	Scottish Power PLC	1,085,130	—	1,085,130
11,800	—	11,800	Shell Transport & Trading Co. PLC	81,133	—	81,133
31,525	—	31,525	Shell Transport & Trading Co. PLC	1,326,887	—	1,326,887
67,353	—	67,353	Smith & Nephew PLC	655,501	—	655,501
274,861	—	274,861	Tate & Lyle PLC	1,476,734	—	1,476,734
297,613	—	297,613	Taylor Woodrow PLC	1,499,145	—	1,499,145
63,704	—	63,704	Tesco PLC	304,885	—	304,885
273,204	—	273,204	Unilever PLC	2,871,030	—	2,871,030
202,363	—	202,363	Vodafone Group PLC	5,053,004	—	5,053,004
32,977	—	32,977	Whitbread PLC	451,988	—	451,988
167,496	—	167,496	William Hill PLC	1,547,576	—	1,547,576

				88,100,228	9,772,675	97,872,903

			TOTAL COMMON STOCK—
			(Cost $357,461,167)	$369,025,792	$57,277,382	$426,303,174

			PREFERRED STOCK — 0.3%
			Australia
19,757	—	19,757	The News Corp. Ltd.	$162,157	$—	$162,157

			Germany
727	—	727	Porsche AG	423,134	—	423,134
36,839	—	36,839	ProSiebenSat.1 Media AG	779,593	—	779,593

				1,202,727	—	1,202,727

			TOTAL PREFERRED STOCK
			(Cost $996,232)	$1,364,884	$—	$1,364,884

	Principal Amount		GOVERNMENT AGENCY SECURITY — 0.0%
			United States
1,000,000	—	1,000,000	Federal Home Loan Mortgage Discount Notes	$998,220	$—	$998,220
			1.00% Dated 03/25/2004
			TOTAL GOVERNMENT AGENCY SECURITY
			(Cost $999,300)	$998,220	$—	$998,220

			SHORT-TERM OBLIGATIONS —0.0%
15,968,000	—	15,968,000	State Street Bank & Trust Euro — Time Deposit	$15,968,000	$—	$15,968,000
			0.94% Dated 03/01/2004
			TOTAL SHORT-TERM OBLIGATIONS

Shares			Description		Value
CORE	Golden Oak				CORE	Golden Oak
International	International	Pro Forma			International	International	Pro Forma
Equity Fund	Equity Portfolio	Combined Fund			Equity Fund	Equity Portfolio	Combined Fund
			(Cost $15,968,000)		$15,968,000	$—	$15,968,000

			TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
			(Cost $375,424,699)		$387,356,896	$57,277,382	$444,634,278

	Shares		Securities Lending Collateral	3.1%
			Boston Global Investment Trust- Enhanced
13,506,316	—	13,506,316	Portfolio		$13,506,316	$—	$13,506,316
			Total Securities Lending Collateral
			(Cost $13,506,316)		$13,506,316	$—	$13,506,316

			TOTAL INVESTMENTS	104.7%
			(Cost $388,931,015)		$400,863,212	$57,277,382	$458,140,594

     The Percentage shown for each category reflects the value of investments in that category as a percentage of net assets.

Pro Forma Combined Statement of Assets and Liabilities
for the Goldman Sachs CORE International Equity Fund and the Golden Oak International Equity Portfolio
February 29, 2004
(Unaudited)

	Goldman Sachs	Golden Oak
	CORE International	International			Pro Forma
	Equity Fund	Equity Portfolio	Adjustments		Combined Fund
Assets:
Investments in securities, at value (cost $329,743,295, $45,681,404 and $375,424,699, respectively)	$387,356,896	$57,277,382	—		$444,634,278
Securities lending collateral, at value	13,506,316	—	—		13,506,316
Cash, at value	813	358,153	—		358,966
Foreign currencies, at value (identified cost $410,940 and $12,794, respectively)	407,065	—	—		407,065
Receivables:
Dividends and Interest, at value	580,746	127,459	—		708,205
Fund Shares sold	992,379	—	—		992,379
Investment securities sold, at value	25,810,796	—	—		25,810,796
Variation margin	437,083	—	—		437,083
Securities lending income	9,985	—	—		9,985
Other assets	4,204	—	—		4,204

Total assets	429,106,283	57,762,994	—		486,869,277

Liabilities:
Payables:
Payable upon return of securities loaned	13,506,316	12,993	—		13,519,309
Investment securities purchased, at value	35,210,756	—	—		35,210,756
Interest tax withholding liability	—	—	—		—
Tax Payable	—	74,862	—		74,862
Fund shares repurchased	59,493	892	—		60,385
Amounts owed to affiliates	345,119	—	—		345,119
Accrued expenses and other liabilities	77,988	42,176	—		120,164

Total liabilities	49,199,672	130,923	—		49,330,595

Net Assets:
Paid in capital	413,819,589	57,059,829	—		470,879,418
Accumulated undistributed (distributions in excess of) net investment income	319,170	(96,815)	—		222,355
Accumulated net realized loss on investment and foreign currency related transactions	(91,993,624)	(10,937,576)	—		(102,931,200)
Net unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	57,761,476	11,606,633	—		69,368,109

Net Assets	$379,906,611	$57,632,071	—		$437,538,682

Net Asset Value, offering and redemption price per share:(a) Class A	$9.48	$8.09	—		$9.48
Class B	$9.38	$—	—		$9.38
Class C	$9.38	$—	—		$9.38
Institutional	$9.64	$8.13	—		$9.64
Service	$9.52	$—	—		$9.52

Shares Outstanding:
Class A	12,146,801	183,901	(26,870)		12,303,832
Class B	739,072	—	—		739,072
Class C	454,421	—	—		454,421
Institutional	26,309,152	6,904,351	(1,080,346)		32,133,157
Service	3,980	—	—		3,980

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	39,653,426	7,088,252	(1,107,216	)(b)	45,634,462

(a)
Maximum public offering price per share for Class A Shares of the Goldman Sachs Core International Equity Fund and Golden Oak International Equity Fund is $10.03 (NAV per share multiplied by .0582) and $8.58 (NAV per share multiplied by 1.061), respectively. At redemption, Class B and Class C shares for the Goldman Sachs Core International Equity Fund may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase of the shares.

(b)	Adjustment to reflect reduction of shares based on Goldman Sachs Core International Equity Fund NAV.

Pro Forma Combined Statement of Operations
for the Goldman Sachs CORE International Equity Fund and Golden Oak International Equity Portfolio
For the Twelve Months Ended February 29, 2004 (Unaudited)

	Goldman Sachs
	CORE	Golden Oak
	International	International			Pro Forma
	Equity Fund	Equity Portfolio	Adjustments		Combined Fund
Investment Income:
Dividends	$6,508,485	$1,039,612	$—		$7,548,097
Interest (including securities lending income of $234,546, $0 and $234,546, respectively)	312,384	7,316	—		319,700

Total income	6,820,869	1,046,928			7,867,797
Expenses:
Management Fees	2,297,792	448,832	(9,624	)(a)	2,737,000
Administrative Fees	—	89,213	(89,213	)(b)	0
Distribution and Service fees	545,961	3,129	2,964		552,054
Transfer Agent fees	257,451	27,888	(5,379	)(c)	279,960
Custody and accounting fees	445,383	123,703	(104,086	)(c)	465,000
Printing fees	43,698	5,242	(4,940	)(c)	44,000
Registration	57,269	36,030	(35,299	)(c)	58,000
Audit fees	21,118	11,381	(11,381	)(c)	21,118
Legal fees	20,124	1,983	(1,607	)(c)	20,500
Trustee fees	11,361	1,067	(1,067	)(c)	11,361
Service share fee	158	—	—		158
Insurance	4,103	6,475	(6,378	)(c)	4,200
Other	22,263	1,026	(289	)(c)	23,000

Total expenses	3,726,681	755,969	(266,299)		4,216,351
Less — expense reductions	(291,664)	(6,421)	51,000	(d)	(247,085)

Net Expenses	3,435,017	749,548	(215,299)		3,969,266

Net Investment Income	3,385,852	297,380	215,299		3,898,531

Realized and unrealized gain (loss) on investment, and foreign currency transactions:
Net realized gain (loss) from:
Investment transactions	22,308,758	5,223,940	—		27,532,698
Futures Transactions	3,015,915	—	—		3,015,915
Foreign currency related transactions	(23,135)	(2,198)	—		(25,333)
Net change in unrealized gain (loss) on:
Investments	81,944,666	15,235,607	—		97,180,273
Futures	555,814	—	—		555,814
Translation of assets and liabilities denominated in foreign currencies	(30,064)	5,656	—		(24,408)

Net realized and unrealized gain on investment, and foreign currency transactions	107,771,954	20,463,005	—		128,234,959

Net Increase in Net Assets Resulting from Operations	$111,157,806	$20,760,385	$215,299		$132,133,490

(a)	Adjustment to reflect lower Advisory fee rate for the Goldman Sachs Core International Equity Fund.

(b)	Adjustment to eliminate Administrative fee. Goldman Sachs Core International Equity Fund does not charge a separate Administrative fee.

(c)	Reflects the anticipated savings as a result of the Reorganization through a reduction in management fees and consolidation of printing, custody and accounting and other services.

(d)	Adjustment to reflect decrease in expense reduction based on Goldman Sachs Core International Equity Fund current expense cap.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Notes to Pro Forma Combined Financial Statements

February 29, 2004 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, (as amended), ( the “Act”) as an open-end management investment company. The Trust includes the CORE International Equity Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

These unaudited pro forma combined financial statements give effect to the proposed transaction whereby all the assets of the Golden Oak International Equity Fund will be exchanged for shares of the CORE International Equity Fund and the Fund will assume the liabilities, if any of the Golden Oak Fund. Immediately thereafter, shares of CORE International Equity will be distributed to the shareholders of the Golden Oak International Equity Fund in a total liquidation of the Golden Oak Fund, which will be subsequently dissolved. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the period presented. All such adjustments are of a normal, recurring nature for a reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed to be inaccurate by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

     Investments in securities traded on a foreign securities exchange are valued at fair value under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. Effective September 30, 2003, such securities are valued daily at fair value determined by an independent service (if available) under valuation procedures approved by the Board of Trustees. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depository receipts, futures contracts and foreign currency exchange rates. Prior to September 30, 2003 (and for securities for which fair values are not available from an independent service), for investments in securities traded on a foreign securities exchange, the impact of events that occurred after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange were only reflected in the Fund’s next determined NAV in light of the nature and significance of the event, consistent with applicable regulatory guidance.

     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and have delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes including reclaims, where applicable. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Interest income is recorded on the basis of

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for estimated capital gains taxes on foreign securities held by the Fund, which are subject to taxes. Net Investment income (other than class-specific expenses) and unrealized gains or losses are allocated daily to each class of shares of the fund based upon the relative proportion of net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or from paid-in capital, depending on the type of book/tax differences that may exist.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to a Fund of the Trust are allocated to the Fund on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to its Service and Shareholder Administration Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest, dividends, and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/depreciation on foreign currency related transactions.

F. Segregation Transactions — As set forth in the prospectus, the Fund may enter into derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

2

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

3. AGREEMENTS

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement ( the “Agreement”) with the Trust on behalf of the Funds.

     As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

     The investment adviser has voluntarily agreed to limit “Other Expenses” (excluding Management fees, Transfer Agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.

     For the twelve months ended February 29, 2004, the Fund’s Management Fees and other expense limitations (rounded) as an annual percentage rate of average daily net assets is as follows:

		Other
		Expense
Fund	Management Fee	Limit
CORE International Equity	0.85%	0.124%

     The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal, on an annual basis, to to 0.25%, 0.75% and 0.75% of each Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares.

     Goldman Sachs serves as the distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the twelve months ended February 29, 2004, Goldman Sachs advised the Fund that it retained approximately the following amounts for Class A and Class B. There were no amounts retained for Class C for the twelve months ended February 29, 2004:

	Sales Load	Contingent Deferred Sales Charge
Fund	Class A	Class B
CORE International Equity	$50,700	$300

     Goldman Sachs also serves as the transfer agent of the Fund for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

     The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to 0.25% and 0.25%, respectively, (on a annualized basis), of the average daily net asset value of the Service Shares.

     For the twelve months ended February 29, 2004, the Funds’ investment adviser have voluntarily agreed to reimburse operating expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. These expense reductions were as follows (in thousands):

3

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

		Custody	Total Expense
Fund	Reimbursement	Credit	Reductions
CORE International Equity	$244	$3	$247

     As of February 29, 2004, the amounts owed to affiliates were as follows (in thousands):

		Distribution	Transfer
	Management	and	Agent	Over Reimbursement
Fund	Fees	Service Fees	Fees	of "Other Expenses"	Total
CORE International Equity	$252	$54	$27	$12	$345

4. PORTFOLIO SECURITIES TRANSACTIONS

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term investments and futures) for the twelve months ended February 29, 2004, were as follows:

Fund	Purchases	Sales and Maturities
CORE International Equity	$394,282,622	$307,915,374

     For the twelve months ended February 29, 2004, Goldman Sachs earned approximately $16,000 in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of CORE International Equity Fund.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to deposit with a broker, or the Funds’ custodian, an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realize a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. At February 29, 2004, open futures contracts were as follows:

		Number of
		Contracts	Settlement	Market	Unrealized Gain
Fund	Type	Long	Month	Value	(Loss)
CORE International Equity	FTSE 100 Index	33	March 2004	$2,742,390	$40,095
	SPI 200 Index	12	March 2004	778,185	15,238
	HKFE Index	3	March 2004	267,670	4,021
	TOPIX Index	22	March 2004	2,183,690	81,274
	MIB 30 Index	2	March 2004	348,248	752
	EURX DAX Index	3	March 2004	375,219	(3,137)
	EURX ER STX 50 Index	66	March 2004	2,375,685	21,520
	CAC40-10EU Index	10	March 2004	463,639	3,659
	IBEX 35 Plus Index	1	March 2004	102,575	130

				$9,637,301	$163,552

4

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend their securities through their securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Fund,s securities lending procedures the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.

     Both the Fund and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Fund for the twelve months ended February 29, 2004, is reported parenthetically on the Statements of Operations. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act of and is managed by GSAM, for which GSAM receives an investment advisory fee. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

     The table below details the following items as of February 29, 2004.

Earnings Received
			Earnings of BGA	From Lending to	Amount Payable to
		Cash Collateral	Relating to Securities	Goldman Sachs for	Goldman Sachs
	Market Value of	Received for Loans	Loaned for the	Twelve Months	Upon Return of
	Securities on Loan as	Outstanding as of	twelve months Ended	Ended	Securities Loaned as
Fund	of February 29, 2004	February 29, 2004	February 29, 2004	February 29, 2004	of February 29, 2004
CORE International Equity	$12,820,179	$13,506,316	$41,386	$57,763	$3,959,050

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. During the twelve months ended February 29, 2004, the Fund did not have any borrowings under this facility.

7. OTHER MATTERS

As of February 29, 2004 the Goldman Sachs Asset Allocation Portfolios were beneficial owners of the Fund with amounts greater than 5% (as a percentage of outstanding shares):

	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Balanced	Growth and Income	Growth	Aggressive Growth
Fund	Strategy Portfolio	Strategy Portfolio	Strategy Portfolio	Strategy Portfolio
CORE International Equity	7%	21%	20%	12%

5

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

8. SUBSEQUENT EVENTS

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The action alleges violations of the Act, the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and made untrue statements of material fact in registration statements and reports filed pursuant to the Act. Based on currently available information, GSAM believes that the likelihood that the purported class action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

6

GOLDMAN SACHS TRUST
FORM N-14
PART C — OTHER INFORMATION

Item 15. Indemnification

     Article IV of the Agreement and Declaration of Trust of Goldman Sachs Trust, a Delaware statutory trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Agreement and Declaration of Trust is incorporated herein by reference to Exhibit (1)(a).

     The Management Agreement with each of the Funds (other than the ILA Portfolios) provides that the applicable Investment Adviser will not be liable for any error of judgement or mistake of law or for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Management Agreement. Section 7 of the Management Agreement with respect to the ILA Portfolios provides that the ILA Portfolios will indemnify the Adviser against certain liabilities; provided, however, that such indemnification does not apply to any loss by reason of its willful misfeasance, bad faith or gross negligence or the Adviser’s reckless disregard of its obligation under the Management Agreement. The Management Agreements are incorporated herein by reference to Exhibits 6(a) through (6)(g).

     Section 9 of the Distribution Agreement between the Registrant and Goldman, Sachs & Co. dated April 30, 1997, as amended October 30, 2003 and Section 7 of the Transfer Agency Agreements between the Registrant and Goldman, Sachs & Co. dated July 15, 1991, May 1, 1988, April 30, 1997 and April 6, 1990 each provide that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities. The Distribution Agreement is incorporated herein by reference as Exhibit (7). The Transfer Agency Agreements are incorporated herein by reference as Exhibits (13)(c), (13)(d), (13)(e), and (13)(f), respectively.

     Mutual fund and trustees and officers liability policies purchased jointly by the Registrant, Trust for Credit Unions, Goldman Sachs Variable Insurance Trust and The Commerce Funds insure such persons and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 16. Exhibits

     The following exhibits relating to Goldman Sachs Trust are incorporated herein by reference to Post-Effective Amendment No. 26 to Goldman Sachs Trust’s Registration Statement on Form N-1A (Accession No. 000950130-95-002856); to Post-Effective Amendment No. 27 to such Registration Statement (Accession No. 0000950130-96-004931); to Post-Effective Amendment No. 29 to such Registration Statement (Accession No. 0000950130-97-000573); to Post-Effective Amendment No. 31 to such Registration Statement (Accession No.

0000950130-97-000805); to Post-Effective Amendment No. 32 to such Registration Statement (Accession No. 0000950130-97-0001846); to Post-Effective Amendment No. 40 to such Registration Statement (Accession No. 0000950130-97-004495); to Post-Effective Amendment No. 41 to such Registration Statement (Accession No 0000950130-98-000676); to Post-Effective Amendment No. 43 to such Registration Statement (Accession No. 0000950130-98-000965); to Post-Effective Amendment No. 44 to such Registration Statement (Accession No. 0000950130-98-002160); to Post-Effective Amendment No. 46 to such Registration Statement (Accession No. 0000950130-98-003563); to Post-Effective Amendment No. 47 to such Registration Statement (Accession No. 0000950130-98-004845); to Post-Effective Amendment No. 48 to such Registration Statement (Accession No. 0000950109-98-005275); to Post-Effective Amendment No. 50 to such Registration Statement (Accession No. 0000950130-98-006081); to Post-Effective Amendment No. 51 to such Registration Statement (Accession No. 0000950130-99-000178); to Post-Effective Amendment No. 52 to such Registration Statement (Accession No. 0000950130-99-000742); to Post-Effective Amendment No. 53 to such Registration Statement (Accession No. 0000950130-99-001069); to Post-Effective Amendment No. 54 to such Registration Statement (Accession No. 0000950130-99-002212); to Post-Effective Amendment No. 55 to such Registration Statement (Accession No. 0000950109-99-002544); to Post-Effective Amendment No. 56 to such Registration Statement (Accession No. 0000950130-99-005294); to Post-Effective Amendment No. 57 to such Registration Statement (Accession No. 0000950109-99-003474); to Post-Effective Amendment No. 58 to such Registration Statement (Accession No. 0000950109-99-004208); to Post-Effective Amendment No. 59 to such Registration Statement (Accession No. 0000950130-99-006810); to Post-Effective Amendment No. 60 to such Registration Statement (Accession No. 0000950109-99-004538) (no exhibits filed as part of this Amendment); to Post-Effective Amendment No. 61 to such Registration Statement (Accession No. 0000950130-00-000099) (no exhibits filed as part of this Amendment); to Post-Effective Amendment No. 62 to such Registration Statement (Accession No. 0000950109-00-000585); to Post-Effective Amendment No. 63 to such Registration Statement (Accession No. 0000950109-00-001365); to Post-Effective Amendment No. 64 to such Registration Statement (Accession No. 0000950130-00-002072); to Post-Effective Amendment No. 65 to such Registration Statement (Accession No. 0000950130-00-002509); to Post-Effective Amendment No. 66 to such Registration Statement (Accession No. 0000950130-00-003033); to Post-Effective Amendment No. 67 to such Registration Statement (Accession No. 0000950130-00-003405); to Post-Effective Amendment No. 68 to such Registration Statement (Accession No. 0000950109-00-500123); to Post-Effective Amendment No. 69 to such Registration Statement (Accession No. 0000950109-00-500156); to Post-Effective Amendment No. 70 to such Registration Statement (Accession No. 0000950109-01-000419); to Post-Effective Amendment No. 71 to such Registration Statement (Accession No. 0000950109-01-500094); to Post-Effective Amendment No. 72 to such Registration Statement (Accession No. 0000950109-01-500540); to Post-Effective Amendment No. 73 to such Registration Statement (Accession No. 0000950123-01-509514); to Post-Effective Amendment No. 74 to such Registration Statement (Accession No. 0000950123-02-002026); to Post-Effective Amendment No. 75 to such Registration Statement (Accession No. 0000950123-02-003780); to Post-Effective Amendment No. 76 to such Registration Statement (Accession No. 0000950123-02-006143); to Post- Effective Amendment No. 77 to such Registration Statement (Accession No. 0000950123-02-006151); to Post-Effective Amendment No. 78 to such Registration Statement (Accession No. 0000950123-02-007177); to Post-Effective Amendment No. 79 to such Registration Statement

(Accession No. 0000950123-02-011711); to Post-Effective Amendment No. 80 to such Registration Statement (Accession No. 0000950123-02-011988); to Post-Effective Amendment No. 81 to such Registration Statement (Accession No. 0000950123-03-001754); to Post-Effective Amendment No. 82 to such Registration Statement (Accession No. 0000950123-03-004262); to Post-Effective Amendment No. 83 to such Registration Statement (Accession No. 0000950123-03-007054); to Post-Effective Amendment No. 84 to such Registration Statement (Accession No. 0000950123-03-009618); to Post-Effective Amendment No. 85 to such Registration Statement (Accession No. 0000950123-03-013727); to Post-Effective Amendment No. 86 to such Registration Statement (Accession No. 0000950123-04-002212); to Post-Effective Amendment No. 87 to such Registration Statement (Accession No. 0000950123-04-003073); and to Post-Effective Amendment No. 88 to such Registration Statement (Accession No. 0000950123-04-004668).

(1)	(a)	Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950130-97-000573).

(b)	Amendment No. 1 dated April 24, 1997 to Agreement and Declaration of Trust January 28, 1997. (Accession No. 0000950130-97-004495).

(c)	Amendment No. 2 dated July 21, 1997 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-97-004495).

(d)	Amendment No. 3 dated October 21, 1997 to the Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-000676).

(e)	Amendment No. 4 dated January 28, 1998 to the Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-000676).

(f)	Amendment No. 5 dated April 23, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-004845).

(g)	Amendment No. 6 dated July 22, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-004845).

(h)	Amendment No. 7 dated November 3, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-006081).

(i)	Amendment No. 8 dated January 22, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-99-000742).

(j)	Amendment No. 9 dated April 28, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950109-99-002544).

(k)	Amendment No. 10 dated July 27, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-99-005294).

(l)	Amendment No. 11 dated July 27, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-99-005294).

(m)	Amendment No. 12 dated October 26, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-99-004208).

(n)	Amendment No. 13 dated February 3, 2000 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950109-00-000585).

(o)	Amendment No. 14 dated April 26, 2000 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-00-002509).

(p)	Amendment No. 15 dated August 1, 2000 to Agreement and Declaration of Trust, as amended, dated January 28, 1997. (Accession No. 0000950109-00-500123).

(q)	Amendment No. 16 dated January 30, 2001 to Agreement and Declaration of Trust, dated January 28, 1997. (Accession No. 0000950109-01-500540).

(r)	Amendment No. 17 dated April 25, 2001 to Agreement and Declaration of Trust, dated January 28, 1997. (Accession No. 0000950123-01-509514).

(s)	Amendment No. 18 dated July 1, 2002 to Agreement and Declaration of Trust, dated January 28, 1997 . (Accession No. 0000950123-02-011711).

(t)	Amendment No. 19 dated August 1, 2002 to Agreement and Declaration of Trust, dated January 28, 1997. (Accession No. 0000950123-02-011711).

(u)	Amendment No. 20 dated August 1, 2002 to Agreement and Declaration of Trust, dated January 28, 1997. (Accession No. 0000950123-02-011711).

(v)	Amendment No. 21 dated January 29, 2003 to the Agreement and Declaration of Trust, dated January 28, 1997. (Accession No. 0000950123-03-001754).

(w)	Amendment No. 22 dated July 31, 2003 to the Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950123-03-013727).

(x)	Amendment No. 23 dated October 30, 2003 to the Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950123-03-013727).

(y)	Amendment No. 24 dated May 6, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 is filed herewith.

(2)	(a)	Amended and Restated By-laws of the Delaware business trust dated January 28, 1997. (Accession No. 0000950130-97-000573).

(b)	Amended and Restated By-laws of the Delaware business trust dated January 28, 1997 as amended and restated July 27, 1999. (Accession No. 0000950130-99-005294).

(c)	Amended and Restated By-laws of the Delaware business trust dated January 28, 1997 as amended and restated October 30, 2002. (Accession No. 0000950123-02-011711).

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization dated , is filed herewith as Appendix A to the Combined Proxy Statement/Prospectus and incorporated herein by reference.

(5)	Article II, Section 10, Article IV, Section 3, Article V, Article VI, Article VII, Article IX, Section 8 and Section 9 of the Registrant’s Agreement and Declaration of Trust incorporated herein by reference as Exhibit (1)(a) and Article III of the Registrant’s Amended and Restated By-Laws incorporated herein by reference as Exhibit (2)(c).

(6)	(a)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Government Fund, and Goldman Sachs Funds Management, L.P. (Accession No. 0000950130-98-000676).

(b)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Adjustable Rate Government Fund, and Goldman Sachs Funds Management, L.P. (Accession No. 0000950130-98-000676).

(c)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Tax-Free Fund, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676).

(d)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Core Fixed Income Fund, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676).

(e)	Management Agreement dated April 30, 1997 between the Registrant, on behalf of Goldman Sachs — Institutional Liquid Assets, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676).

(f)	Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, Goldman Sachs Fund Management L.P. and Goldman, Sachs Asset Management International. (Accession No. 0000950109-98-005275).

(g)	Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676).

(h)	Amended Annex A to Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman Sachs Asset Management (Conservative Strategy Portfolio) (Accession No. 0000950130-99-000742).

(i)	Amended Annex A dated April 28, 1999 to Management Agreement dated April 30, 1997. (Accession No. 0000950109-99-002544).

(j)	Amended Annex A dated July 27, 1999 to Management Agreement dated April 30, 1997. (Accession No. 0000950130-99-005294).

(k)	Amended Annex A dated October 26, 1999 to Management Agreement dated April 30, 1997. (Accession No. 0000950130-99-004208).

(l)	Amended Annex A dated February 3, 2000 to Management Agreement dated April 30, 1997 (Accession No. 0000950109-00-001365).

(m)	Amended Annex A dated April 26, 2000 to Management Agreement dated April 30, 1997 (Accession No. 0000950130-00-002509).

(n)	Amended Annex A dated January 30, 2001 to Management Agreement dated April 30, 1997 (Accession No. 0000950109-01-500094).

(o)	Amended Annex A dated April 25, 2001 to Management Agreement, dated April 30, 1997 (Accession No. 0000950123-01-509514).

(p)	Amended Annex A dated August 1, 2002 to Management Agreement, dated April 30, 1997. (Accession No. 0000950123-02-011711).

(q)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (With respect to the Goldman Sachs Short-Duration Tax-Free Fund). (Accession No. 0000950123-03-007054).

(r)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (With respect to the Goldman Sachs Money Market Funds). (Accession No. 0000950123-03-007054).

(s)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (With respect to the Goldman Sachs Fixed Income, Equity, Specialty and Money Market Funds). (Accession No. 0000950123-03-007054).

(t)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (With respect to the Goldman Sachs Core Fixed Income Fund). (Accession No. 0000950123-03-007054).

(u)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (With respect to the Goldman Sachs Asset Allocation Funds). (Accession No. 0000950123-03-007054).

(v)	Amended Annex A dated July 31, 2003 to the Management Agreement dated April 30, 1997. (Accession No. 0000950123-03-009618).

(w)	Amended Annex A dated October 30, 2003 to the Management Agreement dated April 30, 1997. (Accession No. 0000950123-03-013727).

(7)	Distribution Agreement dated April 30, 1997, as amended October 30, 2003 (Accession No. 0000950123-03-013727).

(8)	Not Applicable.

(9)	(a)	Custodian Agreement dated July 15, 1991, between Registrant and State Street Bank and Trust Company. (Accession No. 0000950130-95-002856).

(b)	Custodian Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, filed as Exhibit 8(a). (Accession No. 0000950130-98-000965).

(c)	Letter Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to the fees payable by Registrant pursuant to the Custodian Agreement, filed as Exhibit 8(b). (Accession No. 0000950130-98-000965).

(d)	Amendment dated May 28, 1981 to the Custodian Agreement referred to above as Exhibit (9)(b). (Accession No. 0000950130-98-000965).

(e)	Fee schedule relating to the Custodian Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and State Street Bank and Trust Company. (Accession No. 0000950130-97-004495).

(f)	Letter Agreement dated June 14, 1984 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to a change in wire charges under the Custodian Agreement, filed as Exhibit 8(d). (Accession No. 0000950130-98-000965).

(g)	Letter Agreement dated March 29, 1983 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to the latter’s designation of Bank of America, N.T. and S.A. as its subcustodian and certain other matters, filed as Exhibit 8(f). (Accession No. 0000950130-98-000965).

(h)	Letter Agreement dated March 21, 1985 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to the creation of a joint repurchase agreement account, filed as Exhibit 8(g). (Accession No. 0000950130-98-000965).

(i)	Letter Agreement dated November 7, 1985, with attachments, between Registrant and State Street Bank and Trust Company, on

behalf of Goldman Sachs — Institutional Liquid Assets, authorizing State Street Bank and Trust Company to permit redemption of units by check, filed as Exhibit 8(h). (Accession No. 0000950130-98-000965).

(j)	Money Transfer Services Agreement dated November 14, 1985, including attachment, between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to transfers of funds on deposit with State Street Bank and Trust Company, filed as Exhibit 8(i). (Accession No. 0000950130-98-000965).

(k)	Letter Agreement dated November 27, 1985 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, amending the Custodian Agreement. (Accession No. 0000950130-98-000965).

(l)	Letter Agreement dated July 22, 1986 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to a change in wire charges. (Accession No. 0000950130-98-000965).

(m)	Letter Agreement dated June 20, 1987 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, amending the Custodian Agreement. (Accession No. 0000950130-98-000965).

(n)	Letter Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to the latter’s designation of Security Pacific National Bank as its subcustodian and certain other matters. (Accession No. 0000950130-98-000965).

(o)	Amendment dated July 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets. (Accession No. 0000950130-98-000965).

(p)	Amendment dated December 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets. (Accession No. 0000950130-98-000965).

(q)	Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company on behalf of Goldman Sachs Capital Growth Fund. (Accession No. 0000950130-98-006081).

(r)	Sub-Custodian Agreement dated March 29, 1983 between State Street Bank and Trust Company and Bank of America, National Trust and Savings Association on behalf of Goldman Sachs Institutional Liquid Assets. (Accession No. 0000950130-98-006081).

(s)	Fee schedule dated January 8, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Conservative Strategy Portfolio). (Accession No. 0000950130-99-000742).

(t)	Fee schedule dated April 12, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Strategic Growth and Growth Opportunities Portfolios). (Accession No. 0000950109-99-002544).

(u)	Fee schedule dated July 19, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Internet Tollkeeper Fund). (Accession No. 0000950130-99-005294).

(v)	Fee schedule dated October 1, 1999 relating to the Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Large Cap Value Fund). (Accession No. 0000950130-99-006810).

(w)	Fee schedule dated January 12, 2000 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (CORE Tax-Managed Equity Fund). (Accession No. 0000950109-00-000585).

(x)	Fee schedule dated January 6, 2000 relating to Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (High Yield Municipal Fund). (Accession No. 0000950109-00-000585).

(y)	Fee schedule dated April 14, 2000 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Research Select Fund). (Accession No. 0000950130-00-002509).

(z)	Fee schedule dated April 14, 2000 relating to Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Enhanced Income Fund). (Accession No. 0000950130-00-002509).

(aa)	Additional Portfolio Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company. (Accession No. 0000950109-00-000585).

(bb)	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated December 27, 1978. (Accession No. 0000950109-00-000585).

(cc)	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated April 6, 1990. (Accession No. 0000950109-00-000585).

(dd)	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated July 15, 1991. (Accession No. 0000950109-00-000585).

(ee)	Letter Agreement dated January 29, 2001 relating to Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Global Consumer Growth Fund, Global Financial Services Fund, Global Health Sciences Fund, Global Infrastructure and Resources Fund and Global Technology Fund). (Accession No. 0000950109-01-500540).

(ff)	Amendment dated July 2, 2001 to the Custodian Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company (Accession No. 0000950123-01-509514).

(gg)	Amendment dated July 2, 2001 to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Accession No. 0000950123-01-509514).

(hh)	Amendment dated July 2, 2001 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Accession No. 0000950123-01-509514).

(ii)	Form of amendment to the Custodian Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company (Accession No. 0000950123-01-509514).

(jj)	Amendment to the Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Accession No.0000950123-02-003780).

(kk)	Amendment to the Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Accession No.0000950123-02-003780).

(ll)	Letter Amendment dated May 15, 2002 to the Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company. (Accession No. 0000950123-02-011711).

(10)	(a)	Class A Distribution and Service Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(b)	Class B Distribution and Service Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(c)	Class C Distribution and Service Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(d)	Cash Management Shares Plan of Distribution pursuant to Rule 12b-1 amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(e)	Revised plan dated October 30, 2003 entered into by Registrant pursuant to Rule 18f-3. (Accession No. 0000950123-03-013727).

(11)	Opinion and consent of counsel that shares will be validly issued, fully paid and non-assessable is filed herewith.

(12)	Form of opinion of counsel with respect to certain tax consequences is filed herewith.

(13)	(a)	Wiring Agreement dated June 20, 1987 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company. (Accession No. 0000950130-98-000965).

(b)	Letter Agreement dated June 20, 1987 regarding use of checking account between Registrant and The Northern Trust Company. (Accession No. 0000950130-98-000965).

(c)	Transfer Agency Agreement dated July 15, 1991 between Registrant and Goldman, Sachs & Co. (Accession No. 0000950130-95-002856).

(d)	Transfer Agency Agreement dated May 1, 1988 between Goldman Sachs Institutional Liquid Assets and Goldman, Sachs & Co. (Accession No. 0000950130-98-006081).

(e)	Transfer Agency Agreement dated April 30, 1997 between Registrant and Goldman, Sachs & Co. on behalf of the Financial Square Funds. (Accession No. 0000950130-98-006081).

(f)	Transfer Agency Agreement dated April 6, 1990 between GS-Capital Growth Fund, Inc. and Goldman Sachs & Co. (Accession No. 0000950130-98-006081).

(g)	Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds. (Accession No. 0000950130-98-006081).

(h)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Administrative Class, Service Class and Cash Management Class of Goldman Sachs — Institutional Liquid Assets Portfolios. (Accession No. 0000950130-98-006081).

(i)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the FST Shares, FST Preferred Shares, FST Administration Shares and FST Service Shares of Goldman Sachs Financial Square Funds. (Accession No. 0000950130-98-006081).

(j)	Fee schedule relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. on behalf of all Funds other than ILA and FST money market funds. (Accession No. 0000950109-01-500540).

(k)	Fee schedule relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. on behalf of the ILA portfolios. (Accession No. 0000950109-01-500540).

(l)	Form of Service Agreement on behalf of Goldman Sachs Trust relating to the Select Class, the Preferred Class, the Administration Class, the Service Class and the Cash Management Class, as applicable, of Goldman Sachs Financial Square Funds, Goldman Sachs Institutional Liquid Assets Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds, Goldman Sachs International Equity Funds and Goldman Sachs Asset Allocation Portfolios. (Accession No. 0000950109-01-500540).

(m)	Form of fee schedule relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. on behalf of the Cash Portfolio (Accession No. 0000950123-01-509514).

(n)	Form of Account Service Agreement on behalf of Goldman Sachs Trust relating to Institutional Shares of Goldman Sachs U.S. Mortgages Fund and Investment Grade Credit Fund. (Accession No. 0000950123-03-013727).

(o)	Form of Account Service Agreement on behalf of Goldman Sachs Trust relating to Class A Shares of Goldman Sachs U.S. Mortgages Fund and Investment Grade Credit Fund. (Accession No. 0000950123-03-013727).

(p)	Goldman Sachs Institutional Liquid Assets Administration Class Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(q)	Goldman Sachs Cash Management Shares Service Plan and Shareholder Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(r)	Goldman Sachs FST Select Class Select Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(s)	Goldman Sachs FST Administration Class Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(t)	Goldman Sachs FST Preferred Class Preferred Administration Plan amended and restated as of February 4, 2004. (Accession No.0000950123-04-002212).

(u)	Goldman Sachs Administration Class Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(v)	Goldman Sachs Institutional Liquid Assets Service Class Service Plan and Shareholder Administration Plan amended and restated as of February 4,2004. (Accession No. 0000950123-04-002212).

(w)	Goldman Sachs Service Class Service Plan and Shareholder Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(x)	Goldman Sachs Cash Portfolio Administration Class Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(y)	Goldman Sachs Cash Portfolio Preferred Class Preferred Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(z)	Goldman Sachs FST Capital Administration Class Capital Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(aa)	Goldman Sachs Account Service Plan for Institutional Shares amended and restated as of February 4, 2004 (U.S. Mortgages Fund and Investment Grade Credit Fund). (Accession No. 0000950123-04-002212).

(bb)	Goldman Sachs Account Service Plan for Class A Shares amended and restated as of February 4, 2004 (U.S. Mortgages Fund and Investment Grade Credit Fund). (Accession No. 0000950123-04-002212).

(cc)	Goldman Sachs FST Service Class Service Plan and Shareholder Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(14)	(a)	(1) and (a)(2) Consents of Ernst & Young LLP are filed herewith.

(b)	Consents of PricewaterhouseCoopers LLP are filed herewith.

(15)	Not Applicable.

(16)	(a)	Certificate of Secretary is filed herewith.

(b)	Powers of Attorney are filed herewith.

(17)	(a)	Form of Voting Instruction Form is filed herewith.

(b)	Prospectus dated December 23, 2003 with respect to Class A Shares, Class B Shares and Class C Shares of the Goldman Sachs Balanced Fund, Goldman Sachs Research Select Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Growth Opportunities Fund, and Goldman Sachs Small Cap Value Fund is filed herewith.

(c)	Prospectus dated December 23, 2003 with respect to Institutional Shares of the Goldman Sachs Balanced Fund, Goldman Sachs Research Select Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Growth Opportunities Fund, and Goldman Sachs Small Cal Value Fund is filed herewith.

(d)	Prospectus dated December 23, 2003 with respect to Class A Shares, Class B Shares and Class C Shares of the Goldman Sachs CORESM International Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs International Growth Opportunities Fund, Goldman Sachs Emerging Markets Equity Fund, and Goldman Sachs Asia Growth Fund is filed herewith.

(e)	Prospectus dated December 23, 2003 with respect to Institutional Shares of the Goldman Sachs CORESM International Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs International Growth Opportunities Fund, Goldman Sachs Emerging Markets Equity Fund and Goldman Sachs Asia Growth Fund is filed herewith.

(f)	Prospectus dated February 27, 2004 with respect to Class A Shares, Class B Shares and Class C Shares of the Goldman Sachs Enhanced Income Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short-Duration Government Fund, Goldman Sachs Government Income Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, and Goldman Sachs Emerging Markets Debt Fund is filed herewith.

(g)	Prospectus dated February 27, 2004 with respect to Institutional Shares of the Goldman Sachs Enhanced Income Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short-Duration Government Fund, Goldman Sachs Government Income Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, and Goldman Sachs Emerging Markets Debt Fund is filed herewith.

(h)	Supplement dated March 18, 2004 to the Institutional Shares Prospectuses dated February 27, 2004 with respect to the Goldman Sachs Fixed Income Funds, including the Goldman Sachs Core Fixed Income Fund, and December 23, 2003 with respect to the Goldman Sachs Equity Funds, including the Goldman Sachs Strategic Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Small Cap Value Fund and Goldman Sachs CORESM International Equity Fund, is filed herewith.

(i)	Supplement dated March 24, 2004 to the Class A Shares, Class B Shares, Class C Shares, Service Shares and Institutional Shares

Prospectuses dated December 23, 2003 with respect to the Goldman Sachs CORESM International Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs International Growth Opportunities Fund, Goldman Sachs Emerging Markets Equity Fund, and Goldman Sachs Asia Growth Fund is filed herewith.

(j)	Supplement dated April 26, 2004 to the Class A Shares, Class B Shares, Class C Shares, Service Shares and Institutional Shares Prospectuses dated December 23, 2003 with respect to the Goldman Sachs Small Cap Value Fund is filed herewith.

(k)	Supplement dated April 29, 2004 to the Class A Shares, Class B Shares, Class C Shares, Service Shares and Institutional Shares Prospectuses dated December 23, 2003 with respect to the Goldman Sachs Equity Funds, including the Goldman Sachs Strategic Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Small Cap Value Fund and Goldman Sachs CORESM International Equity Fund is filed herewith.

(l)	Supplement dated April 29, 2004 to the Class A Shares, Class B Shares, Class C Shares, Service Shares, Administration Shares, Institutional Shares and Separate Account Institutional Shares Prospectuses dated February 27, 2004 with respect to the Goldman Sachs Enhanced Income Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short-Duration Government Fund, Goldman Sachs Government Income Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, and Goldman Sachs Emerging Markets Debt Fund is filed herewith.

(m)	Prospectus dated April 29, 2004 with respect to the FST Shares of the Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Federal Fund, and Goldman Sachs Financial Square Tax-Free Money Market Fund is filed herewith.

(n)	Prospectus dated April 29, 2004 with respect to the FST Administration Shares of the Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Treasury

Obligations Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Federal Fund, and Goldman Sachs Financial Square Tax-Free Money Market Fund is filed herewith.

(o)	Statement of Additional Information dated December 23, 2003, as amended June 4, 2004, with respect to Class A Shares, Class B Shares, Class C Shares, Service Shares and Institutional Shares of the Goldman Sachs Balanced Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs CORESM Large Cap Value Fund, Goldman Sachs CORESM U.S. Equity Fund, Goldman Sachs CORESM Large Cap Growth Fund, Goldman Sachs CORESM Small Cap Equity Fund, Goldman Sachs CORESM International Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs International Growth Opportunities Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Research Select FundSM and Goldman Sachs Concentrated Growth Fund is filed herewith.

(p)	Statement of Additional Information dated February 27, 2004, as amended June 4, 2004, with respect to Class A Shares, Class B Shares, Class C Shares, Service Shares, Institutional Shares, Administration Shares, and Separate Account Institutional Shares of the Goldman Sachs Enhanced Income Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs High Yield Fund, and Goldman Sachs Emerging Markets Debt Fund is filed herewith.

(q)	Statement of Additional Information dated April 29, 2004, as amended June 16, 2004, with respect to (i) ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares of: Prime Obligations Portfolio, Money Market Portfolio, Treasury Obligations Portfolio, Treasury Instruments Portfolio, Government Portfolio, Federal Portfolio,

Tax-Exempt Diversified Portfolio, Tax-Exempt California Portfolio and Tax-Exempt New York Portfolio; (ii) ILA Class B and Class C Shares of ILA Prime Obligations Portfolio; and (iii) FST Shares, FST Service Shares, FST Administration Shares, FST Preferred Shares, FST Select Shares and FST Capital Shares of: Goldman Sachs — Financial Square Prime Obligations Fund, Goldman Sachs — Financial Square Money Market Fund, Goldman Sachs — Financial Square Treasury Obligations Fund, Goldman Sachs — Financial Square Treasury Instruments Fund, Goldman Sachs — Financial Square Government Fund, Goldman Sachs — Financial Square Federal Fund, and Goldman Sachs — Financial Square Tax-Free Money Market Fund is filed herewith.

(r)	Goldman Sachs Trust Annual Report to Shareholders for the fiscal year ended August 31, 2003 with respect to the Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Concentrated Growth Fund, and Goldman Sachs Growth Opportunities Fund is filed herewith.

(s)	Goldman Sachs Trust Annual Report to Shareholders for the fiscal year ended August 31, 2003 with respect to the Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, and Goldman Sachs Small Cap Value Fund is filed herewith.

(t)	Goldman Sachs Trust Annual Report to Shareholders for the fiscal year ended August 31, 2003 with respect to the Goldman Sachs CORESM U.S. Equity Fund, Goldman Sachs CORESM Large Cap Growth Fund, Goldman Sachs CORESM Small Cap Equity Fund, Goldman Sachs CORESM Large Cap Value Fund, and Goldman Sachs CORESM International Equity Fund is filed herewith.

(u)	Goldman Sachs Trust Annual Report to Shareholders for the fiscal year ended October 31, 2003 with respect to the Goldman Sachs Enhanced Income Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, and Goldman Sachs Global Income Fund is filed herewith.

(v)	Goldman Sachs Trust Annual Report to Shareholders for the fiscal year ended December 31, 2003 with respect to the Goldman Sachs — Financial Square Prime Obligations Fund, Goldman Sachs — Financial Square Money Market Fund, Goldman Sachs — Financial Square Treasury Obligations Fund, Goldman Sachs — Financial Square Treasury Instruments Fund, Goldman Sachs - Financial Square Government Fund, Goldman Sachs -Financial Square

Federal Fund, and Goldman Sachs — Financial Square Tax-Free Money Market Fund is filed herewith.

(w)	Goldman Sachs Trust Semi-Annual Report to Shareholders for the fiscal period ended February 29, 2004 with respect to the Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Concentrated Growth Fund, and Goldman Sachs Growth Opportunities Fund is filed herewith.

(x)	Goldman Sachs Trust Semi-Annual Report to Shareholders for the fiscal period ended February 29, 2004 with respect to the Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, and Goldman Sachs Small Cap Value Fund is filed herewith.

(y)	Goldman Sachs Trust Semi-Annual Report to Shareholders for the fiscal period ended February 29, 2004 with respect to the Goldman Sachs CORESM U.S. Equity Fund, Goldman Sachs CORESM Large Cap Growth Fund, Goldman Sachs CORESM Small Cap Equity Fund, Goldman Sachs CORESM Large Cap Value Fund, and Goldman Sachs CORESM International Equity Fund is filed herewith.

(z)	Goldman Sachs Trust Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2004 with respect to the Goldman Sachs Enhanced Income Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, and Goldman Sachs Global Income Fund is filed herewith.

(aa)	Prospectus dated March 31, 2004 with respect to Institutional Shares and Class A Shares of the Golden Oak® Growth Portfolio, Goldman Oak® Value Portfolio, Golden Oak® Small Cap Value Portfolio, Golden Oak® International Equity Portfolio, Golden Oak® Intermediate-Term Income Portfolio, Golden Oak® Michigan Tax Free Bond Portfolio, and Golden Oak® Prime Obligation Money Market Portfolio is filed herewith.

(bb)	Statement of Additional Information dated March 31, 2004 with respect to Institutional Shares and Class A Shares of the Golden Oak® Growth Portfolio, Goldman Oak® Value Portfolio, Golden Oak® Small Cap Value Portfolio, Golden Oak® International Equity Portfolio, Golden Oak® Intermediate-Term Income Portfolio, Golden Oak® Michigan Tax Free Bond Portfolio, and Golden Oak® Prime Obligation Money Market Portfolio is filed herewith.

(cc)	Golden Oak Family of Funds Semi-Annual Report to Shareholders for the fiscal period ended July 31, 2003 with respect to the Golden Oak® Growth Portfolio, Golden Oak® Value Portfolio, Golden Oak® Small Cap Value Portfolio, Golden Oak® International Equity Portfolio, Golden Oak® Intermediate-Term Income Portfolio, Golden Oak® Michigan Tax Free Bond Portfolio, and Golden Oak® Prime Obligation Money Market Portfolio is filed herewith.

Item 17. Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York, and State of New York, on the 21st of July, 2004.

GOLDMAN SACHS TRUST
Registrant

By: /s/ Howard B. Surloff

Howard B. Surloff
Secretary

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated:

Signature	Title	Date
*Kaysie P. Uniacke	President and Trustee	July 21, 2004

Kaysie P. Uniacke

*Ashok N. Bakhru	Chairman and Trustee	July 21, 2004

Ashok N. Bakhru

*John M. Perlowski	Principal Accounting	July 21, 2004
Officer and Principal
John M. Perlowski	Financial Officer

*John P. Coblentz, Jr.	Trustee	July 21, 2004

John P. Coblentz, Jr.

*Mary P. McPherson	Trustee	July 21, 2004

Mary P. McPherson

*Alan A. Shuch	Trustee	July 21, 2004

Alan A. Shuch

*Wilma J. Smelcer	Trustee	July 21, 2004

Wilma J. Smelcer

*Richard P. Strubel	Trustee	July 21, 2004

Richard P. Strubel

Signature	Title	Date
*Patrick T. Harker	Trustee	July 21, 2004

Patrick T. Harker

*By:	/s/ Howard B. Surloff

Howard B. Surloff
Attorney-in-Fact

*Pursuant to a power of attorney incorporated herein by reference.